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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08490

Excelsior Funds Trust

(Exact name of registrant as specified in charter)

United States Trust Company of New York 114 West 47th Street New York, New York 10036
(Address of principal executive offices) (Zip code)

BISYS Fund Services

3435 Stelzer Road

Columbus, Ohio 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-852-1000

Date of fiscal year end: March 31, 2005

Date of reporting period: March 31, 2005

Item 1.	Reports to Stockholders.

EQUITY FUNDS

ANNUAL REPORT

March 31, 2005

For shareholder account information, current price and yield quotations, or to make an initial purchase or obtain a prospectus, call 1-800-446-1012, from overseas, call 617-483-7297.

Internet Address: http://www.excelsiorfunds.com

This report must be preceded or accompanied by a current prospectus.

A description of the policies and procedures that Excelsior Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-446-1012, or (ii) by accessing the Excelsior Funds’ internet address and (iii) on the Commission’s website at http://www.sec.gov.

Excelsior Funds file their June 30 and December 31 schedule of portfolio holdings with the Securities and Exchange Commission, on Form N-Q, within sixty days after the applicable reporting period. Excelsior Funds Form N-Q is available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You should consider the Fund’s investment objectives, risks and expenses carefully before you invest. Information about these and other important subjects is in the Fund’s prospectus, which you should read carefully before investing.

Excelsior Funds, Inc. and Excelsior Funds Trust are distributed by BISYS Fund Services Limited Partnership.

You may write to Excelsior Funds, Inc. and Excelsior Funds Trust at the following address:

Excelsior Funds

P.O. Box 8529

Boston, MA 02266-8529

SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, UNITED STATES TRUST COMPANY OF NEW YORK, U.S. TRUST COMPANY, N.A. THEIR PARENT OR AFFILIATES AND SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.

LETTER TO SHAREHOLDERS

March 31, 2005

Dear Fellow Shareholder:

The fiscal year ended March 31, 2005 was marked by a continuing uptrend in broad based market indices. Financial markets spent much of 2004 waiting to see who would win the U.S. Presidential election. Stocks rose in the post-election period, posting gains from the first week of November to year end. The markets held their ground despite higher than anticipated energy prices. On December 14th, the Standard & Poor’s 500 Index closed above 1200 for the first time since August of 2001, and stocks retained most of their year-end 2004 gains during the first quarter of 2005. Also, the Federal Reserve monetary policy took hold, with its seventh increase in the Federal Funds rate to 2.75% as of the end of the first quarter of 2005.

Going forward, our overall investment theme reflects a preference for goods versus services, real versus financial assets, and “old economy” sectors and industries stocks versus the so-called “new economy”. Creating the cities and the infrastructure that are springing up in giant global emerging economies has raised overall levels of demand for commodities that are in relatively short supply, particularly after a decade or more of capital under investment in tangible producing sectors. We expect to focus on opportunities for above-market returns, and our portfolio managers will aim to capitalize on these prospects as they take shape.

As always, we value your confidence in selecting Excelsior to fulfill your investment needs. We strongly believe that Excelsior’s array of funds will help meet the full range of your financial objectives.

Sincerely,

Mary Martinez

President

DOMESTIC EQUITY MARKET REVIEW

After a strong performance across sectors, styles, and capitalization ranges during the previous reporting period ended March 31, 2004, the domestic equity markets turned challenging and finished the current reporting period only slightly higher. For the twelve months ended March 31, 2005, the Dow Jones Industrial Average (DJIA) rose 1.4%, the NASDAQ Composite Index (COMP) ticked up 0.25%, while the Standard & Poor’s 500 Index (S&P 500) gained 4.8%.

Throughout the reporting period, good news—including positive macroeconomic trends and attractive corporate fundamentals—was overshadowed by the triple threat of rising market interest rates, surging oil prices, and ongoing violence in the Middle East. The closely fought presidential election added further uncertainty to the markets, which rallied late in 2004 following President Bush’s reelection. However, a falling dollar, repeated interest rate hikes by the Federal Reserve, and a resurgence of oil prices depressed the domestic equity markets in the first calendar quarter of 2005.

During the first fiscal quarter ended June 30, 2004, stocks found solid support behind a bulwark of positive economic news and good company fundamentals. Although a major advance was checked, stocks were able to shake off the so-called “triple threat” to continue their rally.

The second fiscal quarter proved more challenging as stocks declined after the Democratic Convention gave candidate John Kerry a lift in the polls. Prices recovered in September after President Bush took the lead in the polls following the Republican Convention and the markets began to believe he would win reelection. Oil prices exceeded $50 per barrel during the quarter and investors began to fret about declining inventories. This, in turn, fueled worries over inflation and the effect of high energy prices on domestic economic growth.

The markets received a boost in the fiscal third quarter as growth in gross domestic product (GDP) was revised upwards to 3.9% from an initial reading of 3.7%. The reelection of President Bush by a solid majority was also well received by the markets in anticipation of favorable tax developments in the future. In December, new unemployment claims fell to a one-year low, and there was hope that the pace of job creation had stepped up. Retail sales data reported in mid-December surprised on the upside, suggesting that consumers were maintaining spending in the face of increased costs for gasoline and heating oil. Even the persistently high oil prices eased, adding to the good news, while inflation remained in check.

In the final fiscal quarter ended March 31, 2005, the combined headwinds of rising oil prices (which reversed course to exceed $50 per barrel once again), rising market interest rates, and a falling dollar proved too strong for stocks to overcome. Despite these overhangs, consumer confidence remained strong and the labor market remained stable. However, two key measures of business activity in the U.S. decelerated during the quarter. The rally of late 2004 stalled in January 2005, regained momentum in February, only to stall again in March. As a result, domestic equities generally declined in the quarter.

INTERNATIONAL EQUITY MARKET REVIEW

After an especially strong year for International equities for the previous fiscal year ended March 31, 2004, the non-U.S. stock markets generally produced another year of solid returns during the twelve-month period ended March 31, 2005. Gains were largely driven by two factors: the continuing global economic recovery and the slumping U.S. dollar, which boosted International equity gains further in U.S. currency terms.

For the first fiscal quarter ended June 30, 2004, MSCI Europe led the way, posting a gain of 2.1% (in U.S. dollars) versus MSCI Asia, which declined 5.3% in USD. Currencies had a negative bias throughout the world but were the worst in Australia and Japan. Key macroeconomic drivers continued to be terrorism and its effects on oil prices, as well as a general bias towards interest-rate tightening globally. The Bank of England raised rates twice for a total hike of 50 basis points (one-half of one percent) while the European Central Bank (ECB) and China stood pat. European stock exchanges were generally in positive territory but Asia was a far different story, as overall weakness in non-Japan Asia resulted from a slowdown being orchestrated in China and an overwhelmingly negative sentiment towards technology that hurt Taiwan and Korea.

In the second fiscal quarter, European stocks rose slightly while Japanese stocks sold off fairly dramatically. Outside of Japan, however, Asian equities delivered a strong rebound in the quarter. The positive fallout from the declining interest rates in the U.S. was strongly felt throughout emerging markets as risk premiums declined. Indeed, the Hong Kong property market, in an environment of negative real interest rates, was up sharply. With the U.S. raising interest rates, the ECB stayed on hold at 2% while the Bank of England raised rates by 25 basis points to 4.75%.

The third fiscal quarter saw international markets once again outperforming the U.S. market, and the performance differential was quite impressive. A continuing contributor to the absolute performance of the international market was the decline of the U.S. dollar, which established new all-time lows against the euro during the fourth calendar quarter.

In general, non-U.S. stocks finished the final fiscal quarter on a positive note. Developed markets were supported by solid economic growth worldwide, while emerging markets continued to benefit from substantial improvements in the quality of management and the transparency of balance sheets. However, the previously all-too-familiar weakness of the U.S. dollar ceased to be a contributor to the absolute performance of International equities during this period as lingering concerns regarding both current account and federal budget deficits were overcome by the realization that the U.S. enjoyed one of the fastest-growing economies in the developed world.

EXCELSIOR FUNDS, INC.	BLENDED EQUITY FUND

The reporting period began on a promising note following a strong showing for the equity markets in 2003 and the first calendar quarter of 2004. Economic growth was accelerating, interest rates remained low, consumer and business confidence continued to improve, and corporate profits grew at a brisk pace. As a result, we emphasized companies in the capital markets, energy, and consumer goods sectors as well as larger and higher-quality companies. Strength in selected consumer stocks, as well as an overweight position in the energy sector, helped performance relative to the benchmark in the second fiscal quarter. Poor performance in technology and selected pharmaceutical stocks detracted from relative performance. In the third fiscal quarter, consumer-related and energy stocks continued to drive relative performance, while technology stocks (primarily large-cap and semiconductors) as well as pharmaceutical stocks detracted from relative returns. In the final fiscal quarter, a lackluster and trading range market environment, the two best performing sectors within the portfolio were utilities and energy. The latter sector (which also turned in the strongest performance in 2004) was supported by consistently high oil prices and the resultant surge in profits. The portfolio’s healthcare stocks outperformed, helped in part by its emphasis away from the large pharmaceutical companies. The financial stocks showed weakness with concerns over rising interest rates; however, the portfolio’s financial stocks performed well on a relative basis. The same was true with respect to the portfolio’s relative performance in the weak technology sector.

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Standard & Poor’s Corporation—Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
†	Currently certain fees are waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR FUNDS, INC.	LARGE CAP GROWTH FUND

Throughout the reporting period, investors focused more on interest-rate-sensitive and low-multiple stocks than would be typical at this stage of the business cycle. We had expected a shift toward companies with sustainable growth stories, and the diversity of the portfolio’s best performers during the reporting period reflected that expectation, with selected consumer goods, telecommunications, and healthcare companies leading the way. In the first fiscal quarter, top performers included a leading pet-supply retailer and the largest futures exchange in the U.S. Also driving performance was a holding from the healthcare sector. On the negative side, an adult education provider and major investment banker hampered returns. Most major equity indices were down in the second fiscal quarter as investors sought shelter in large-cap value stocks. The Russell 1000 Value Index gained 1.5% and stood out as the only large-cap domestic equity benchmark in the black. The S&P 500 and NASDAQ Composite Indices declined 2% and 7%, respectively. Normally, growth stocks would have outperformed value stocks at this stage of the business cycle. However, equity investors took their cues from the bond market and preferred to hold on to interest-rate-sensitive and low-multiple stocks until clear signs of a sustained rebound emerged. In the third fiscal quarter, the bulk of our positive outperformance was generated by holdings in the healthcare, financials, and consumer discretionary stocks, while lack of exposure to the energy, utility, and materials sectors modestly hindered returns. In the reporting period’s final quarter, the Fund underperformed both the market in general and its benchmark. Above-market returns were generated in health care, financial and telecom services, while underperformance was caused primarily by Internet, healthcare and consumer discretionary stocks.

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 10/1/97 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Frank Russell Company—The Russell 1000 Growth Index is an unmanaged index composed of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is composed of the 1000 largest companies in The Russell 3000 Index which is composed of 3,000 of the largest U.S. companies by market capitalization. The Index includes dividends reinvested.
†	Currently certain fees are waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR FUNDS, INC.	SMALL CAP FUND

Compared to its benchmark, the Fund’s holdings during the period generally comprised larger-capitalization stocks with a significantly higher median return on equity and lower debt. It is our belief that higher growth, generated with less debt and greater profitability, and acquired at a lower price, is the hallmark of good value. Throughout the reporting period, an otherwise attractive environment for small-cap stocks—including positive macroeconomic trends and solid-to-strong corporate fundamentals—was overshadowed by the triple threat of rising market interest rates, surging oil prices, and ongoing violence in the Middle East. Despite these headwinds, the small-cap asset class powered ahead in calendar year 2004, completing five years of outperformance compared to its larger-cap brethren. The Fund’s outperformance in the first fiscal quarter was driven by holdings in healthcare, technology, and industrial stocks, which outperformed relative to the benchmark. In the second fiscal quarter, the energy, industrials, and technology sectors aided relative returns by overweight holdings and healthcare stocks detracted from relative returns. The reporting period ended on a challenging note as small-cap stocks generally suffered steeper declines than their larger-cap peers. Companies with pricing power, such as energy and materials (especially steel) outperformed those without pricing power, particularly technology. An underweight in financials, which were pressured by rising interest rates, proved beneficial to relative returns.

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. There is greater volatility associated with an investment in the Small Cap Market.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Frank Russell Company—The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The index includes dividends reinvested.
†	Currently certain fees are waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR FUNDS, INC.	VALUE AND RESTRUCTURING FUND

Throughout the reporting period, holdings in the energy sector benefited Fund performance as energy prices—particularly oil, but also natural gas—rose significantly. Positions in cyclical stocks also boosted returns. In the first fiscal quarter, underweight exposure to technology, pharmaceutical, and healthcare stocks aided relative returns, as did overweight positions in energy and industrials. Meanwhile, holdings in financial firms detracted from performance. In the second fiscal quarter, energy and cyclical stocks performed solidly, while our underweight positions in technology and healthcare once again benefited relative performance as neither sector fared particularly well. During the third fiscal quarter, an important trend emerged: an increasing number of, as well as higher, dividend payouts. Flush with cash, corporate managers began using dividends to enhance shareholder value. This allowed the Fund’s yield to remain steady and rewarding, despite a gain in asset value throughout the period. Dividends are an important component of total return, and the trend towards higher payouts is, we believe, an important feature of the market environment going forward. Once again, energy and natural resource-related stocks powered Fund returns. In the final fiscal quarter of the reporting period, the equity markets essentially went sideways, with energy holdings (particularly overseas-based companies), as well as an underweight exposure to technology and healthcare once again boosting relative performance.

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Frank Russell Company—The Russell 1000 Value Index is an unmanaged index composed of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is composed of the 1000 largest companies in The Russell 3000 Index which is composed of 3,000 of the largest U.S. companies by market capitalization. The Index includes dividends reinvested.
†	Currently certain fees are waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR FUNDS TRUST	MID CAP VALUE FUND

Throughout the reporting period, an attractive environment for mid-cap stocks—including positive macroeconomic trends and solid-to-strong corporate fundamentals—was overshadowed by the triple threat of rising market interest rates, surging oil prices, and ongoing violence in the Middle East. In the first fiscal quarter, appreciation in equities essentially paused while volatility increased. The Fund’s top-performing stocks included two energy-related firms, while holdings in the technology and home-building sectors lagged. In the second fiscal quarter, the Fund maintained its bias toward companies positioned to benefit from continued economic expansion, a posture we believed remained appropriate. The third fiscal quarter was strong for stocks and the Fund participated in the rally, led by holdings in consumer products and land development companies. Late in the reporting period, the emerging “triple threat” depressed investor sentiment toward the domestic equity markets and ushered in a challenging period for stocks in general, with the majority of equity market indices losing ground. Specific to the portfolio, the Fund’s exposure to healthcare, technology, and energy stocks (particularly power producers) hampered relative returns. Despite the less-than-stellar environment, the Fund maintained its longer-range view of investment opportunities and made new investments in sectors believed to be overlooked during the recent rise in commodity prices and that generally lagged in the quarter, including technology stocks and select financials.

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 6/1/96 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Frank Russell Company—The Russell Mid Cap Value Index measures the performance of medium-sized value-oriented securities.
†	Currently certain fees are waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR FUNDS, INC.	ENERGY AND NATURAL RESOURCES FUND

The dramatic rise in oil and natural gas prices may have hindered non-energy stocks, but certainly supported gains in the energy sector. Tight supplies resulting from production problems in Iraq, Indonesia and Venezuela, coupled with rising demand—driven by a synchronized global recovery and China’s accelerating growth—combined to propel energy prices to or near record highs. Crude oil prices above $25 a barrel typically generate significant free cash flow for producers, resulting in value-enhancing dividend increases, debt reduction, share repurchase and merger activity. Prices remained above this key threshold for the entire duration of this reporting period. As a result, many of our holdings saw significant gains in share prices. In the first fiscal quarter, the Fund benefited from two holdings experiencing takeovers. Higher pricing began to accrue to service providers, so we raised our weighting in the oilfield service sector from 18% to 25%. This weighting began to pay off in the third fiscal quarter as capacity utilization for oilfield services began to reach a tipping point and higher service pricing accrued to the sector. In the final fiscal quarter, the Fund’s top performers were a mid-capitalization refiner, which benefited from rising refining margins; a major domestic oil producer that became a takeover target, a small capitalization independent oil producer, and a mid-capitalization independent gas producer. Laggards included a seismic company, which experienced a tepid launch of its new seismic product, and an engineering and construction firm forced to restate its financials.

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. Concentration in one economic sector may subject an investor to greater volatility.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Standard & Poor’s Corporation—Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
†	Currently certain fees are waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR FUNDS, INC.	REAL ESTATE FUND

During the reporting period, interest-rate hikes by the Federal Reserve were largely overshadowed by the brisk pace of growth in the U.S. economy. As the 12-month period began, the group as a whole declined as interest rates began to rise and cash flows into real estate mutual funds turned modestly negative. The best performers in the first fiscal quarter were multifamily stocks, while the mall and healthcare categories were the poorest performers. Following a significant sell-off in the first quarter of the reporting period, however, REITs recovered strongly in the period’s second quarter, with the Morgan Stanley REIT Index climbing 8.4%. The retail sector performed particularly well during this time, while the manufactured housing group lagged. For the second fiscal quarter, the retail sector continued to perform well while the manufactured housing group lagged. The third fiscal quarter saw a recovery from the dramatic sell-off in the first fiscal quarter, as investors began to adapt to an environment of rising interest rates and inflows into REIT securities continued. Investors were also attracted by the announcement of sizable acquisitions in the retail and multifamily subsectors. In the reporting period’s final quarter, returns on REIT securities reversed course once again as repeated interest rates hikes and mounting inflationary pressures weighed on investor sentiment. The office subsector was the top performer in this quarter, while industrial REITs were the worst performer, declining on average by more than 10%. Smaller companies generally outperformed large-cap companies. During the quarter, we reduced our positions in small-cap REITs and geographically in Florida, while adding to a position in the storage sector, where fundamentals appear attractive.

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. Concentration in one economic sector may subject an investor to greater volatility.

The above illustration compares a $10,000 investment made in the Fund and broad-based indices since 10/1/97 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The indices do not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Morgan Stanley & Co., Incorporated—Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Morgan Stanley REIT Index is an unmanaged capitalization-weighted index composed of the largest and most actively traded REITs designed to provide a broad measure of real estate equity performance.
***	Source: Standard & Poor’s Corporation—Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
†	Currently certain fees are waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR FUNDS TRUST	EQUITY INCOME FUND

In the first fiscal quarter, the largest share of the Fund’s return was generated by selected holdings, including in a global maker of metal components for furniture; a major supermarket chain; a manufacturer of automotive components; and the leading provider of computer software. Two energy-related firms detracted from performance. During the second fiscal quarter, we initiated positions in two telecommunications companies that pay solid dividend yields. We continued to see key factors supporting the Fund’s investment strategy, including a historically low dividend payout ratio (implying room for future dividend growth), increasingly healthy corporate balance sheets, a shortage of quality reinvestment opportunities for corporations, and favorable changes in tax law treatment of dividends. The third quarter saw a trend toward a number of portfolio holdings raising their annual dividends by significant amounts, generally by double-digit figures. At quarter’s end, the portfolio’s current dividend yield was approximately 2.9%, compared to approximately 1.8% for the S&P 500 Index. In the reporting period’s final quarter, the portfolio benefited from merger activities in department stores and telecommunications, when two of our holdings were acquired. Other significant contributors in the quarter were in energy, specifically among the oil majors. We also did well in the food sector. The worst performing stocks in the portfolio during the quarter were in telecom, and data services. However, we are maintaining our investment in the specific companies where our analysis still suggests positive investment potential.

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 9/30/03 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Standard & Poor’s Corporation—Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR FUNDS TRUST	EQUITY CORE FUND

At the end of the first fiscal quarter, the portfolio emphasized the consumer discretionary, materials, and utilities sectors and underweighted information technology, financial and telecommunications stocks. The underweight of financial stocks resulted from concerns about rising interest rates. In terms of performance, holdings in department stores, pharmaceuticals, and energy were positive while an auto parts retailer, a cable provider, and an Internet networking and storage firm suffered the largest absolute declines. During the second fiscal quarter, the Fund prospered by owning a number of restructuring companies, including a large maker of digital imaging equipment and film, as well as three energy-related companies. On the other hand, holdings in auto parts retailers and networking and storage solutions firms hampered performance. The Fund advanced in the third fiscal quarter as investors became convinced of the viability and strength of the U.S. economic recovery, and the presidential election was resolved in favor of the Bush administration. The same restructuring companies that helped power returns in the previous quarter continued to perform well, and our pro-growth holdings structure allowed us to capitalize on the market’s forceful gains in the quarter. The Fund also continued to benefit from our holding of Florida’s single biggest land company, which beat earnings guidance in the third calendar quarter and reaffirmed guidance for 2004. On the negative side, we suffered from the big-pharmaceutical backlash triggered by drug recalls. In the reporting period’s final fiscal quarter, a lackluster and trading range market environment, the two best performing sectors within the portfolio were utilities and energy. The latter sector (which also turned in the strongest performance in 2004) was supported by consistently high oil prices and the resultant surge in profits. The consumer stocks in the portfolio held up well in a generally weak group. The portfolio’s healthcare stocks outperformed, helped in part by its emphasis away from the large pharmaceutical companies. The financial stocks showed weakness with concerns over rising interest rates; however, the portfolio’s financial stocks performed well on a relative basis, helped by our underweighting of commercial banks. Our underweighting in technology also aided performance.

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 3/31/04 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Standard & Poor’s Corporation—Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
***	Source: Frank Russell Company—The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Index includes dividends reinvested.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR FUNDS, INC.	INTERNATIONAL FUND

During the first fiscal quarter, we maintained weightings in Japan roughly in-line with the benchmark, while underweighting the United Kingdom on a negative outlook for the financial sector and overweighting the Asian emerging markets due to accelerating growth. Holdings in consumer staples, healthcare, and energy boosted relative returns while information technology, telecommunications, and materials stocks were a drag on performance. In the second fiscal quarter, we reduced exposure to technology and, within the energy sector, diversified out of exploration and production into oil service companies we believe held greater appreciation potential. The third fiscal quarter saw the Fund outperform its benchmark due to successful stock selection across sectors. During the quarter, we initiated new positions in the Taiwanese technology and European media sectors. In the reporting period’s final quarter, the Fund continued to benefit from successful stock selection, especially in the energy, materials, and industrials sectors, and an overweight position in Emerging Markets stocks. By country, Norway, Denmark, and Canada were performance leaders while holdings in Ireland, Hong Kong, and New Zealand were laggards. By period’s end, we had eliminated selected positions in Asia, moving away from consumer sectors, while adding positions in robotics and pharmaceuticals. In Europe, we added in consumer sectors and autos.

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. International investing is subject to special risks such as currency fluctuations and differences in accounting and taxation standards.

The above illustration compares a $10,000 investment made in the Fund and broad-based indices over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The indices do not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Morgan Stanley & Co., Incorporated—Morgan Stanley Capital International EAFE (Europe, Australia, Asia, Far East) Index is a widely accepted, unmanaged index composed of a sample of companies from 21 countries representing the developed stock markets outside North America.
***	Source: Morgan Stanley & Co., Incorporated—Morgan Stanley Capital International All Country World Index Free ex U.S. is a widely accepted, unmanaged index of global stock market performance comprising 47 countries with developed and emerging markets excluding the United States.
†	Currently certain fees are waived. Had such fees not been waived returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns do not reflect the 2% fee imposed on shares redeemed 30 days or less after their date of purchase.

EXCELSIOR FUNDS, INC.	PACIFIC/ASIA FUND

During the quarter preceding the reporting period, we increased exposure to Japan and that strategy paid off in the first fiscal quarter. We also remained overweight in a number of key markets including India, Hong Kong, China, and Korea. Negatively influencing returns were holdings in healthcare, consumer discretionary, materials, financials, and telecommunications. In the second quarter, we bought back shares in a Chinese power company as the share price had fallen enough to become attractive and the outlook for power generation in China is strong. In addition, we increased exposure to Australia, especially in the media sector. Performance in the third fiscal quarter was led by a resurgence in India, Indonesia, and South Korea, whose equity markets were all up nearly or more than 20%. Outperformers were quite geographically diverse and reflected successful bottom-up stock selection, while limited exposure to Australian stocks hampered returns. Meanwhile, we raised exposure to larger-capitalization Japanese equities as they became more attractively valued on a global basis. The reporting period’s final quarter saw lackluster performance in absolute terms but strong performance relative to the Fund’s benchmark, driven by overweight exposure to equities in Thailand, Indonesia, and Korea. By period’s end, we had increased emphasis on technology and pharmaceuticals as well as firms poised to benefit from rising textile quotas.

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. International investing is subject to special risks such as currency fluctuations and differences in accounting and taxation standards.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Morgan Stanley & Co., Incorporated—The Morgan Stanley Capital International All Country Asia Pacific Free Index is a widely-accepted, unmanaged index composed of a sample of companies representative of the market structure of 10 developed and emerging market countries: China Free, Hong Kong, Japan, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand. The Index aims to capture 85% of the free float adjusted market capitalization in each industry group, in each country, for those securities not subject to foreign ownership restrictions. The Index includes dividends reinvested.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns do not reflect the 2% fee imposed on shares redeemed 30 days or less after their date of purchase.

EXCELSIOR FUNDS, INC.	EMERGING MARKETS FUND

After five quarters of positive dollar returns, emerging markets equities stumbled in the period’s first fiscal quarter on fears of a “hard landing” in China, the Russian government’s multibillion-dollar tax levy against Yukos Oil, and political uncertainty in India. Overweight exposure to telecommunications stocks helped relative performance during the period. We reduced exposure to the banking sector by selling Taiwanese banks, whose outlook dimmed on a potential economic slowdown in China. In the second fiscal quarter, emerging markets continued to stumble, only to come on strong in September as fears of economic weakness in China eased. The portfolio benefited by overweight exposure to Mexican equities, and telecommunications remained the Fund’s largest overweight. The fiscal third quarter saw strong performance by emerging markets stocks. Banks were a solid contributor to absolute returns, with South African, Brazilian and Indian institutions leading the way. In the reporting period’s final quarter, the Fund underperformed its benchmark due largely to underweight exposure to cyclical sectors such as industrials, metals, and technology. Disappointing performance by holdings in China, most notably food and Internet-related stocks, also hampered relative returns. At period’s end we remained optimistic about appreciation opportunities in emerging markets equities.

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. International investing is subject to special risks such as currency fluctuations and differences in accounting and taxation standards.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 1/2/98 (inception date). For comparative purposes, the value of the index on 12/31/97 is used as the beginning value on 1/2/98. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Morgan Stanley & Co., Incorporated—Morgan Stanley Capital International EMF (Emerging Markets Free) Index is a widely-accepted, unmanaged index composed of a sample of companies representative of the market structure of 26 global emerging market countries. The Index includes dividends reinvested.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns do not reflect the 2% fee imposed on shares redeemed 30 days or less after their date of purchase.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2005

Blended Equity Fund

Shares		Value
COMMON STOCKS — 99.19%
	CONSUMER DISCRETIONARY — 14.09%
29,200	Autozone, Inc.(a)	$2,502,440
179,243	Coach, Inc.(a)	10,150,530
166,480	Eastman Kodak Co.	5,418,924
98,800	eBay(a)	3,681,288
305,810	Fossil, Inc.(a)	7,928,124
284,002	John Wiley & Sons, Class A	10,011,071
73,325	Mohawk Industries, Inc.(a)	6,181,298
30,900	Omnicom Group	2,735,268
19,451	Sears Holding Corp.(a)	2,590,290
176,400	Target Corp.	8,823,528
81,515	Timberland Co., Class A(a)	5,781,859

		65,804,620

	CONSUMER STAPLES — 6.84%
88,200	Altria Group, Inc.	5,767,398
51,200	Kellogg Co.	2,215,424
204,836	Sysco Corp.	7,333,129
156,100	Wal-Mart Stores, Inc.	7,822,171
81,800	Walgreen Co.	3,633,556
78,437	Wm. Wrigley Jr. Co.	5,143,114

		31,914,792

	ENERGY — 9.31%
129,044	Apache Corp.	7,901,364
37,100	ChevronTexaco Corp.	2,163,301
314,564	Exxon Mobil Corp.	18,748,014
103,929	Nabors Industries Ltd.(a)	6,146,361
37,200	Royal Dutch Petroleum Co.(NY Shares)	2,233,488
155,608	Suncor Energy, Inc.	6,256,998

		43,449,526

	FINANCIAL — 20.52%
169,864	Allstate Corp.	9,182,848
92,600	American Express Co.	4,756,862
160,591	American International Group, Inc.	8,898,347
168,520	Bank of America Corp.	7,431,732
200,762	Citigroup, Inc.	9,022,244
95,666	Goldman Sachs Group, Inc.	10,522,304
23,350	HSBC Holdings plc ADR	1,853,990
76,000	JP Morgan Chase & Co.	2,629,600
29,700	MBIA, Inc.	1,552,716
49,088	Mellon Financial Corp.	1,400,972
55,600	Merrill Lynch & Co., Inc.	3,146,960

Shares		Value
COMMON STOCKS — (continued)
	FINANCIAL — (continued)
105,457	RenaissanceRe Holdings Ltd.	$4,924,842
213,100	State Street Corp.	9,316,732
160,618	U.S. BanCorp.	4,629,011
177,300	Washington Mutual, Inc.	7,003,350
160,460	Wells Fargo & Co.	9,595,508

		95,868,018

	HEALTH CARE — 12.65%
180,800	Abbott Laboratories	8,428,896
55,245	Barr Laboratories, Inc.(a)	2,697,613
22,100	Genzyme Corp. — General Division(a)	1,265,004
35,900	HCA, Inc.	1,923,163
18,100	Hospira, Inc.(a)	584,087
235,270	Johnson & Johnson	15,800,733
98,044	Medtronic, Inc.	4,995,342
105,297	Novo-Nordisk A/S ADR	5,877,679
301,300	Pfizer, Inc.	7,915,151
97,100	Schering Plough Corp.	1,762,365
62,246	Wellpoint Health Networks(a)	7,802,536

		59,052,569

	INDUSTRIALS — 11.55%
170,070	Danaher Corp.	9,083,439
52,100	Dover Corp.	1,968,859
631,184	General Electric Co.	22,760,495
79,400	Herman Miller, Inc.	2,391,528
137,100	Illinois Tool Works, Inc.	12,274,563
75,000	Tyco International Ltd.	2,535,000
101,500	Waste Management, Inc.	2,928,275

		53,942,159

	INFORMATION TECHNOLOGY — 12.98%
231,925	Accenture Ltd., Class A(a)	5,600,989
152,352	Analog Devices, Inc.	5,506,001
432,065	Cisco Systems, Inc.(a)	7,729,643
40	Computer Associates International, Inc.	1,084
70,600	Dell, Inc.(a)	2,712,452
149,070	Intel Corp.	3,462,896
87,349	International Business Machines Corp.	7,981,952
10,200	Maxim Integrated Products, Inc.	416,874
316,700	Microsoft Corp.	7,654,639
210,799	Molex, Inc., Class A	4,974,856

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2005

Blended Equity Fund — (continued)

Shares		Value
COMMON STOCKS — (continued)
	INFORMATION TECHNOLOGY — (continued)
207,563	National Instruments Corp.	$5,614,579
141,200	NCR Corp.(a)	4,764,088
103,888	SAP AG ADR	4,163,831

		60,583,884

	RAW/INTERMEDIATE MATERIALS — 4.03%
26,500	Air Products & Chemicals, Inc.	1,677,185
295,633	Aracruz Cellulose S.A. ADR	10,583,662
55,918	E.I. Du Pont de Nemours & Co.	2,865,238
25,600	International Paper Co.	941,824
48,215	Vulcan Materials Company	2,740,058

		18,807,967

	REAL ESTATE — 2.52%
175,018	St. Joe Co.	11,778,711

	UTILITIES — 4.70%
384,715	AES Corp.(a)	6,301,632
482,621	Centerpoint Energy, Inc.	5,805,931
123,500	TXU Corp.	9,834,304

		21,941,867

	TOTAL COMMON STOCKS (Cost $267,407,781)	463,144,113

Principal Amount		Value
REPURCHASE AGREEMENT — 0.59%
$2,737,000	JP Morgan Chase Securities, Inc., 2.30%, dated 3/31/05, to be repurchased 4/01/05, repurchase price $2,737,175 (collateralized by Federal National Mortgage Association MTN, par value $2,734,000, 4.63%, maturing 10/15/14; total market value $2,795,314)	$2,737,000

	TOTAL REPURCHASE AGREEMENT (Cost $2,737,000)	2,737,000

TOTAL INVESTMENTS (Cost $270,144,781)(b)	99.78%	$465,881,113
OTHER ASSETS IN EXCESS OF LIABILITIES	0.22	1,022,029

NET ASSETS	100.00%	$466,903,142

(a)	Non-income producing security.
(b)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$197,668,910	$(1,932,578)	$195,736,332

ADR—American Depository Receipt

Ltd.—Limited

MTN—Medium Term Note

plc—public limited company

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2005

Blended Equity Fund — (continued)

The summary of the Fund’s investments as of March 31, 2005 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Market Value
Financial	20.52%	$95,868,018
Consumer Discretionary	14.09	65,804,620
Information Technology	12.98	60,583,884
Health Care	12.65	59,052,569
Industrials	11.55	53,942,159
Energy	9.31	43,449,526
Consumer Staples	6.84	31,914,792
Utilities	4.70	21,941,867
Raw/Intermediate Materials	4.03	18,807,967
Real Estate	2.52	11,778,711
Repurchase Agreements	0.59	2,737,000

Total Investment	99.78%	$465,881,113
Other Assets and Liabilities (Net)	0.22	1,022,029

Net Assets	100.00%	$466,903,142

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2005

Large Cap Growth Fund

Shares		Value
COMMON STOCKS — 96.14%
	CONSUMER DISCRETIONARY — 21.53%
161,500	Carnival Corp., Class A	$8,367,315
110,600	eBay(a)	4,120,956
60,900	Kohls Corp.(a)	3,144,267
96,300	Lowes Companies, Inc.	5,497,767
492,900	News Corp., Class A	8,339,868
162,500	Petsmart, Inc.	4,671,875
87,600	Starbucks Corp.(a)	4,525,416
237,100	Univision Communications, Inc.(a)	6,565,299

		45,232,763

	FINANCIAL — 7.90%
32,300	Chicago Mercantile Exchange	6,267,169
42,700	Lehman Brothers Holding, Inc.	4,020,632
126,526	SLM Corp.	6,306,056

		16,593,857

	HEALTH CARE — 29.16%
97,900	Alcon, Inc.	8,741,491
78,400	Amgen, Inc.(a)	4,563,664
124,400	Boston Scientific Corp.(a)	3,643,676
204,700	Caremark Rx, Inc.(a)	8,142,966
73,600	Eli Lilly & Co.	3,834,560
257,100	Gilead Sciences, Inc.(a)	9,204,180
75,700	Medtronic, Inc.	3,856,915
88,900	Patterson Cos., Inc.(a)	4,440,555
222,800	Teva Pharmaceutical	6,906,800
101,700	Zimmer Holdings, Inc.(a)	7,913,277

		61,248,084

	INDUSTRIALS — 5.50%
57,900	Apollo Group, Inc., Class A(a)	4,288,074
104,900	Career Education Corp.(a)	3,593,874
68,600	Expeditors International of Washington, Inc.	3,673,530

		11,555,478

	INFORMATION TECHNOLOGY — 28.01%
183,700	Apple Computer, Inc.(a)	7,654,779
169,800	Broadcom Corp., Class A(a)	5,080,416
163,200	Dell, Inc.(a)	6,270,144
118,300	Electronic Arts, Inc.(a)	6,125,574
71,400	Infosys Technologies, Ltd. ADR	5,264,322
231,984	Qualcomm, Inc.	8,502,213
92,918	Research In Motion, Ltd.(a)	7,100,794

Shares		Value
COMMON STOCKS — (continued)
	INFORMATION TECHNOLOGY — (continued)
201,800	SAP AG ADR	$8,088,144
126,000	Symantec Corp.(a)	2,687,580
89,300	Veritas Software Corp.(a)	2,073,546

		58,847,512

	TELECOMMUNICATION — 4.04%
164,300	America Movil S.A. de C.V., Series L ADR	8,477,880

	Total COMMON STOCKS (Cost $175,170,826)	201,955,574

Principal Amount
REPURCHASE AGREEMENT — 8.25%
$17,324,000	JP Morgan Chase Securities, Inc., 2.30%, dated 03/31/05, to be repurchased on 04/01/05, repurchase price $17,325,107 (collateralized by Federal National Mortgage Association MTN, par value $17,302,000, 4.63%, maturing on 10/15/14; total market value $17,692,963)	17,324,000

	TOTAL REPURCHASE AGREEMENT (Cost $17,324,000)	17,324,000

TOTAL INVESTMENTS (Cost $192,494,826)(b)	104.39%	$219,279,574
LIABILITIES IN EXCESS OF OTHER ASSETS	(4.39)	(9,218,684)

NET ASSETS	100.00%	$210,060,890

(a)	Non-income producing security
(b)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$34,414,355	$(7,629,607)	$26,784,748

ADR—American Depository Receipt

Ltd.—Limited

MTN—Medium Term Note

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2005

Large Cap Growth Fund — (continued)

The summary of the Fund’s investments as of March 31, 2005 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Market Value
Health Care	29.16%	$61,248,084
Information Technology	28.01	58,847,512
Consumer Discretionary	21.53	45,232,763
Repurchase Agreements	8.25	17,324,000
Financial	7.90	16,593,857
Industrials	5.50	11,555,478
Telecommunication	4.04	8,477,880

Total Investment	104.39%	$219,279,574
Other Assets and Liabilities (Net)	(4.39)	(9,218,684)

Net Assets	100.00%	$210,060,890

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2005

Small Cap Fund

Shares		Value
COMMON STOCKS — 99.57%
	CONSUMER DISCRETIONARY — 16.50%
440,000	BJ’s Wholesale Club, Inc.(a)	$13,666,400
800,000	Corinthian Colleges, Inc.(a)	12,576,000
1,000,000	Oakley, Inc.	12,820,000
200,000	Panera Bread Co., Class A(a)	11,306,000
1,000,000	Sotheby’s Holdings, Inc., Class A(a)	16,960,000
250,000	Thor Industries, Inc.	7,477,500
120,000	Urban Outfitters, Inc.(a)	5,756,400

		80,562,300

	CONSUMER STAPLES — 1.68%
300,000	American Italian Pasta Co.	8,220,000

	ENERGY — 5.63%
330,000	Cal Dive International, Inc.(a)	14,949,000
240,000	Helmerich & Payne, Inc.	9,525,600
80,000	Oceaneering International, Inc.(a)	3,000,000

		27,474,600

	FINANCIAL — 13.79%
320,000	Jefferies Group, Inc.	12,057,600
1,500,000	Knight Trading Group, Inc.(a)	14,460,000
1,600,000	LaBranche & Co., Inc.(a)	14,880,000
65,000	Park National Corp.	7,312,500
240,000	Philadelphia Consolidated Holdings Corp.(a)	18,607,200

		67,317,300

	HEALTH CARE — 9.90%
300,000	Arrow International, Inc.	10,305,000
430,000	Kensey Nash Corp.(a)	11,644,400
370,000	LifePoint Hospitals, Inc.(a)	16,220,800
1,500,000	Orthovita, Inc.(a)	5,100,000
224,930	Zoll Medical Group(a)	5,067,673

		48,337,873

	INDUSTRIALS — 10.08%
1,800,000	Quanta Services, Inc.(a)	13,734,000
400,000	Simpson Manufacturing Co., Inc.	12,360,000
450,000	Thomas & Betts Corp.(a)	14,535,000
220,000	Triumph Group, Inc.(a)	8,566,800

		49,195,800

Shares		Value
COMMON STOCKS — (continued)
	INFORMATION TECHNOLOGY — 21.82%
170,000	Anteon International Corp.(a)	$6,618,100
250,000	Cabot Microelectronics Corp.(a)	7,845,000
340,000	CACI International, Inc., Class A(a)	18,778,200
480,000	Dendrite International, Inc.(a)	6,739,200
600,000	Forrester Research, Inc.(a)	8,448,000
1,000,000	Keane, Inc.(a)	13,030,000
240,000	Manhattan Associates, Inc.(a)	4,888,800
300,000	MAXIMUS, Inc.	10,047,000
120,000	Palmone, Inc.(a)	3,045,600
280,000	Quanex Corp.	14,929,600
770,000	RSA Security, Inc.(a)	12,204,500

		106,574,000

	RAW/INTERMEDIATE MATERIALS — 8.71%
400,000	Cambrex Corp.	8,520,000
360,000	Oregon Steel Mills, Inc.(a)	8,280,000
260,000	Steel Dynamics, Inc.	8,957,000
380,000	Stillwater Mining Co.(a)	3,743,000
800,000	USEC, Inc.	13,024,000

		42,524,000

	TECHNOLOGY — 6.17%
660,000	CommScope, Inc.(a)	9,873,600
1,000,000	Kulicke & Soffa Industries, Inc.(a)	6,290,000
240,000	Power Integrations(a)	5,013,600
600,000	Technitrol, Inc.(a)	8,952,000

		30,129,200

	TRANSPORTATION — 3.79%
960,000	Kansas City Southern(a)	18,489,600

	UTILITIES — 1.50%
300,000	Aqua America, Inc.	7,308,000

	TOTAL COMMON STOCKS (Cost $391,639,078)	486,132,673

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2005

Small Cap Fund — (continued)

Principal Amount		Value
REPURCHASE AGREEMENT — 0.69%
$3,353,000	JP Morgan Chase Securities, Inc., 2.30%, dated 03/31/05, to be repurchased on 04/01/05, repurchase price $3,353,214 (collateralized by Federal National Mortgage Association MTN, par value $3,349,000, 4.63%, maturing on 10/15/14; total market value $3,424,407)	$3,353,000

	TOTAL REPURCHASE AGREEMENT (Cost $3,353,000)	3,353,000

TOTAL INVESTMENTS (Cost $394,992,078)(b)	100.26%	$489,485,673
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.26)	(1,263,151)

NET ASSETS	100.00%	$488,222,522

(a)	Non-income producing security
(b)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$113,033,494	$(18,539,899)	$94,493,595

MTN—Medium Term Note

The summary of the Fund’s investments as of March 31, 2005 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Market Value
Information Technology	21.82%	$106,574,000
Consumer Discretionary	16.50	80,562,300
Financial	13.79	67,317,300
Industrials	10.08	49,195,800
Health Care	9.90	48,337,873
Raw/Intermediate Materials	8.71	42,524,000
Technology	6.17	30,129,200
Energy	5.63	27,474,600
Transportation	3.79	18,489,600
Consumer Staples	1.68	8,220,000
Utilities	1.50	7,308,000
Repurchase Agreements	0.69	3,353,000

Total Investment	100.26%	$489,485,673
Other Assets and Liabilities (Net)	(0.26)	(1,263,151)

Net Assets	100.00%	$488,222,522

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2005

Value and Restructuring Fund

Shares		Value
COMMON STOCKS — 95.06%
	CONSUMER DISCRETIONARY — 20.83%
1,750,000	Avon Products, Inc.	$75,145,000
1,800,000	Black & Decker Corp.	142,182,000
2,450,000	Centex Corp.	140,311,500
1,011,388	Harman International	89,467,382
3,650,000	Interpublic Group of Companies, Inc.(a)	44,822,000
1,700,000	Journal Communications, Inc., Class A	28,135,000
3,700,000	Liberty Media Corp., Class A(a)	38,369,000
2,000,000	Loews Corp. — Carolina Group	66,200,000
2,250,000	Newell Rubbermaid, Inc.	49,365,000
2,100,000	TJX Cos., Inc.	51,723,000
5,600,000	XM Satellite Radio Holdings, Inc., Class A(a)	176,400,001
2,075,000	Zale Corp.(a)	61,669,000

		963,788,883

	CONSUMER STAPLES — 4.32%
1,850,000	ConAgra Foods, Inc.	49,987,000
2,425,000	Dean Foods Co.(a)	83,177,500
1,575,000	Kraft Foods, Inc., Class A	52,053,750
1,500,000	Vintage Wine Trust, Inc.(a)(b)	15,000,000

		200,218,250

	ENERGY — 12.97%
200,000	Alpha Natural Resources, Inc.(a)	5,734,000
2,100,000	Burlington Resources, Inc.(c)	105,147,000
625,000	ConocoPhillips	67,400,000
2,050,000	Consol Energy, Inc.	96,391,000
2,225,000	Devon Energy Corp.(c)	106,243,750
1,200,000	Mariner Energy, Inc.(a)(b)	16,800,000
950,000	Noble Energy, Inc.	64,619,000
1,650,000	Petrobras ADR	72,897,000
1,650,000	Todco, Class A(a)	42,636,000
1,100,000	W&T Offshore, Inc.(a)	22,836,000

		600,703,750

	FINANCIAL — 16.84%
1,450,000	Ace Ltd.	59,841,500
2,486,200	Amvescap plc ADR	31,525,016
1,650,000	Apollo Investment Corp.(d)	27,687,000

Shares		Value
COMMON STOCKS — (continued)
	FINANCIAL — (continued)
725,000	CIT Group, Inc.	$27,550,000
1,625,000	Citigroup, Inc.	73,027,500
1,000,000	Freddie Mac	63,200,000
1,825,000	JP Morgan Chase & Co.	63,145,000
675,000	Lehman Brothers Holding, Inc.	63,558,000
700,000	Loews Corp.	51,478,000
2,400,000	MCG Capital Corp.	36,924,000
1,300,000	Metlife, Inc.	50,830,000
1,500,000	MoneyGram International, Inc.	28,335,000
1,325,000	Morgan Stanley	75,856,250
800,000	PNC Financial Services Group, Inc.	41,184,000
2,100,000	Primus Guaranty Ltd.(a)	27,363,000
650,000	Washington Mutual, Inc.	25,675,000
450,000	XL Capital Ltd., Class A	32,566,500

		779,745,766

	HEALTH CARE — 3.85%
860,000	AmerisourceBergen Corp.	49,269,400
525,000	Baxter International, Inc.	17,839,500
900,000	Bristol-Myers Squibb Co.	22,914,000
1,175,000	HCA, Inc.	62,944,750
600,000	Wyeth	25,308,000

		178,275,650

	INDUSTRIALS — 12.89%
1,850,000	AGCO Corp.(a)	33,762,500
700,000	Arlington Tankers	16,450,000
2,875,000	Cendant Corp.	59,052,500
1,350,000	Deluxe Corp.	53,811,000
120,200	Dolby Laboratories, Inc., Class A(a)	2,824,700
1,775,000	Empresa Brasileira de Aeronautica S.A. ADR	55,557,500
1,150,000	Gol Linhas Aereas Inteligentes S.A. ADR(a)	28,899,500
1,425,000	Overnite Corp.	45,585,750
1,100,000	Ryder Systems, Inc.	45,870,000
1,650,000	Tyco International Ltd.	55,770,000
1,100,000	Union Pacific Corp.	76,670,000
3,300,000	United Rentals, Inc.(a)	66,693,000
550,000	United Technologies Corp.	55,913,000

		596,859,450

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2005

Value and Restructuring Fund — (continued)

Shares		Value
COMMON STOCKS — (continued)
	INFORMATION TECHNOLOGY — 5.61%
1,970	Computer Associates International, Inc.	$53,387
3,400,000	Harris Corp.	111,010,000
2,575,000	Nokia Oyj ADR	39,732,250
1,300,000	Plantronics, Inc.	49,504,000
1,200,000	Texas Instruments, Inc.(c)	30,588,000
2,325,000	Vishay Intertechnology, Inc.(a)	28,899,750

		259,787,387

	RAW/INTERMEDIATE MATERIALS — 7.00%
550,000	Cambrex Corp.	11,715,000
2,450,000	Celanese Corp., Class A(a)	44,075,500
400,000	Eagle Materials, Inc., Class B	31,520,000
1,300,000	Foundation Coal Holdings, Inc.	30,563,000
1,775,000	Georgia-Pacific Corp.	62,994,750
1,200,000	Lafarge Corp.	70,140,000
1,025,000	PPG Industries, Inc.	73,308,000

		324,316,250

	REAL ESTATE — 4.19%
1,150,000	Capital Lease Funding, Inc.	12,707,500
1,920,000	Diamondrock Hospitality Co.(a)(b)	20,448,000
1,875,000	Fieldstone Investment Corp.(b)	27,225,000
2,275,000	Friedman Billings Ramsey Group, Inc., Class A	36,104,250
1,450,000	Host Marriott Corp.	24,012,000
1,300,000	Luminent Mortgage Capital, Inc.	14,274,000
1,000,000	Peoples Choice Financial Corp.(a)(b)	10,000,000
135,000	PHH Corp.(a)	2,952,450
1,600,000	Provident Senior Living Trust(b)	25,840,000
1,200,000	Saxon Capital, Inc.	20,640,000

		194,203,200

	TELECOMMUNICATION — 4.33%
1,625,000	America Movil S.A. de C.V., Series L ADR	83,850,000
1,325,000	EchoStar Communications, Inc., Class A	38,756,250
788,300	Iowa Telecommunications Services, Inc.	15,371,850

Shares		Value
COMMON STOCKS — (continued)
	TELECOMMUNICATION — (continued)
1,900,000	Nextel Communications, Inc., Class A(a)	$53,998,000
575,400	Valor Communications, Inc.	8,326,038

		200,302,138

	UTILITIES — 2.23%
8,000,000	Calpine Corp.(a)	22,400,000
1,350,000	Centerpoint Energy, Inc.	16,240,500
1,050,000	Duke Energy Corp.	29,410,500
649,275	Public Service Enterprise Group, Inc.	35,314,067

		103,365,067

	TOTAL COMMON STOCKS (Cost $3,195,937,037)	4,401,565,791

FOREIGN COMMON STOCKS — 1.39%
	ITALY — 0.94%
4,570,000	Enel S.p.A	43,724,120

	UNITED KINGDOM — 0.45%
1,200,000	Severn Trent plc	20,744,379

	TOTAL FOREIGN COMMON STOCKS (Cost $45,124,797)	64,468,499

CONVERTIBLE PREFERRED STOCKS — 2.43%
	CONSUMER DISCRETIONARY — 1.03%
931,400	Adelphia Communications, Preferred Exchange, 7.50%, In Default	186,280
1,050,000	Ford Motor Co. Capital Trust II, Preferred Exchange, 6.50%	47,607,000

		47,793,280

	FINANCIAL — 0.21%
300,000	Genworth Financial, Inc., Preferred Exchange, 6.00%	9,630,000

	HEALTH CARE — 1.10%
942,400	Baxter International, Inc., Preferred Exchange, 7.00%	50,748,240

	RAW/INTERMEDIATE MATERIALS — 0.09%
150,000	Celanese Corp., Preferred Exchange, 4.25%	4,162,500

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $120,528,219)	112,334,020

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2005

Value and Restructuring Fund — (continued)

Principal Amount		Value
REPURCHASE AGREEMENT — 1.06%
$49,122,000	JP Morgan Chase Securities, Inc., 2.30%, dated 3/31/05, to be repurchased 4/01/05, repurchase price $49,125,138 (collateralized by Federal National Mortgage Association MTN, par value $49,061,000, 4.63%, maturing 10/15/14; total market value $50,168,130)	$49,122,000

	TOTAL REPURCHASE AGREEMENT (Cost $49,122,000)	49,122,000

TOTAL INVESTMENTS (Cost $3,410,712,053)(e)	99.94%	$4,627,490,310
OTHER ASSETS IN EXCESS OF LIABILITIES	0.06	2,601,616

NET ASSETS	100.00%	$4,630,091,926

(a)	Non-income producing security.
(b)	Security, or part of security, exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, these securities amounted to $107,471,000 or 2.32% of net assets.
(c)	All or part of the security is held as collateral.
(d)	Registered Investment Company
(e)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$1,399,947,607	$(183,169,350)	$1,216,778,257

ADR—American Depository Receipt

In Default—Security in default on income payments.

MTN—Medium Term Note

plc—public limited company

Contracts		Value
CALL OPTIONS WRITTEN: (0.04)%
(12,000)	Texas Instruments, Expires 7/19/05, strike price 30	$ (360,000)
(3,828)	Devon Energy, Expires 7/19/05, strike price 50	(918,720)
(672)	Devon Energy, Expires 7/19/05, strike price 55	(67,200)
(3,500)	Burlington Resources, Expires 8/23/05, strike price 55	(647,500)

	TOTAL CALL OPTIONS WRITTEN (Premiums received $2,633,972)	$ (1,993,420)

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2005

Value and Restructuring Fund — (continued)

The summary of the Fund’s investments as of March 31, 2005 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Market Value
Consumer Discretionary	21.86%	$1,011,582,163
Financial	17.05	789,375,766
Energy	12.97	600,703,750
Industrials	12.89	596,859,450
Raw/Intermediate Materials	7.09	328,478,750
Information Technology	5.61	259,787,387
Health Care	4.95	229,023,890
Telecommunication	4.33	200,302,138
Consumer Staples	4.32	200,218,250
Real Estate	4.19	194,203,200
Utilities	3.62	167,833,566
Repurchase Agreements	1.06	49,122,000

Total Investment	99.94%	$4,627,490,310
Call Options Written	(0.04)	(1,993,420)
Other Assets and Liabilities (Net)	0.10	4,595,036

Net Assets	100.00%	$4,630,091,926

See Notes to Financial Statements.

Excelsior Funds Trust

Portfolio of Investments — March 31, 2005

Mid Cap Value Fund

Shares		Value
COMMON STOCKS — 97.99%
	CONSUMER DISCRETIONARY — 28.51%
85,900	Autozone, Inc.(a)	$7,361,630
90,400	Best Buy Co., Inc.	4,882,504
126,600	Black & Decker Corp.	10,000,133
562,200	Blockbuster, Inc., Class A	4,964,226
217,000	Brink’s Co.	7,508,200
452,000	Callaway Golf Co.	5,785,600
85,000	Centex Corp.	4,867,950
375,000	Interpublic Group of Companies, Inc.(a)	4,605,000
270,000	Limited Brands	6,561,000
264,300	Newell Rubbermaid, Inc.	5,798,742
149,200	Officemax, Inc.	4,998,200
135,600	Sherwin-Williams Co.	5,965,044
203,400	TJX Cos., Inc.	5,009,742
208,000	Zale Corp.(a)	6,181,760

		84,489,731

	CONSUMER STAPLES — 2.37%
205,000	Dean Foods Co.(a)	7,031,500

	ENERGY — 9.23%
217,000	Devon Energy Corp.	10,361,750
153,700	Noble Corp.	8,639,477
117,600	Occidental Petroleum Corp.	8,369,592

		27,370,819

	FINANCIAL — 13.02%
167,300	Ace Ltd.	6,904,471
189,900	CIT Group, Inc.	7,216,200
904,000	Instinet Group, Inc.(a)	5,315,520
72,400	Lehman Brothers Holding, Inc.	6,817,184
122,100	RenaissanceRe Holdings Ltd.	5,702,070
298,400	Sovereign Bancorp, Inc.	6,612,544

		38,567,989

	HEALTH CARE — 5.09%
316,400	Health Management Associates, Inc., Class A	8,283,352
198,900	Shire Pharmaceuticals plc ADR	6,818,292

		15,101,644

	INDUSTRIALS — 13.00%
227,000	Empresa Brasileira de Aeronautica S.A. ADR	7,105,100
153,700	Lincoln Electric Holdings, Inc.	4,623,296

Shares		Value
COMMON STOCKS — (continued)
	INDUSTRIALS — (continued)
194,400	Mueller Industries, Inc.	$5,472,360
379,700	Onex Corp.	6,199,742
406,800	United Rentals, Inc.(a)	8,221,428
176,300	York International Corp.	6,907,434

		38,529,360

	INFORMATION TECHNOLOGY — 11.39%
280,000	Avaya, Inc.(a)	3,270,400
200,000	Cabot Microelectronics Corp.(a)	6,276,000
245,000	Electronic Data Systems Corp.	5,064,150
280,400	Harris Corp.	9,155,060
365,000	Symbol Technologies, Inc.	5,288,850
379,700	Vishay Intertechnology, Inc.(a)	4,719,671

		33,774,131

	RAW/INTERMEDIATE MATERIALS — 5.04%
228,800	Aracruz Cellulose S.A. ADR	8,191,040
189,900	Georgia-Pacific Corp.	6,739,551

		14,930,591

	REAL ESTATE — 4.62%
325,500	Friedman Billings Ramsey Group, Inc., Class A	5,165,685
126,600	St. Joe Co.	8,520,180

		13,685,865

	UTILITIES — 5.72%
1,988,800	Calpine Corp.(a)	5,568,640
200,000	Centerpoint Energy, Inc.	2,406,000
406,800	EL Paso Corp.	4,303,944
248,600	Williams Cos., Inc.	4,676,166

		16,954,750

	TOTAL COMMON STOCKS (Cost $218,138,324)	290,436,380

FOREIGN COMMON STOCKS — 1.69%
	NETHERLANDS — 1.69%
99,500	Hunter Douglas NV	5,015,311

	TOTAL FOREIGN COMMON STOCKS (Cost $3,662,399)	5,015,311

See Notes to Financial Statements.

Excelsior Funds Trust

Portfolio of Investments — March 31, 2005

Mid Cap Value Fund — (continued)

Principal Amount		Value
REPURCHASE AGREEMENT — (0.19%)
$573,000	JP Morgan Chase Securities, Inc., 2.30%, dated 3/31/05, to be repurchased 4/01/05, repurchase price $573,037 (collateralized by Federal National Mortgage Association MTN, par value $572,000, 4.63%, maturing 10/15/14; total market value $585,200)	$573,000

	TOTAL REPURCHASE AGREEMENT (Cost $573,000)	573,000

		Value
TOTAL INVESTMENTS (Cost $222,373,723)(b)	99.87%	$296,024,691
OTHER ASSETS IN EXCESS OF LIABILITIES	0.13	390,997

NET ASSETS	100.00%	$296,415,688

(a)	Non-income producing security.
(b)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$82,748,653	$(9,097,685)	$73,650,968

ADR—American Depository Receipt

MTN—Medium Term Note

plc—public limited company

The summary of the Fund’s investments as of March 31, 2005 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Market Value
Consumer Discretionary	30.20%	$89,505,042
Financial	13.02	38,567,989
Industrials	13.00	38,529,360
Information Technology	11.39	33,774,131
Energy	9.23	27,370,819
Utilities	5.72	16,954,750
Health Care	5.09	15,101,644
Raw/Intermediate Materials	5.04	14,930,591
Real Estate	4.62	13,685,865
Consumer Staples	2.37	7,031,500
Repurchase Agreements	0.19	573,000

Total Investment	99.87%	$296,024,691
Other Assets and Liabilities (Net)	0.13	390,997

Net Assets	100.00%	$296,415,688

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2005

Energy & Natural Resources Fund

Shares		Value
COMMON STOCKS — 95.96%
	ENERGY — 76.50%
98,000	Alpha Natural Resources, Inc.(a)	$2,809,660
100,000	American Power Conversion Corp.	2,611,000
98,000	Apache Corp.	6,000,540
71,600	Bill Barrett Corp.	2,072,104
147,800	BJ Services Co.	7,667,864
82,740	BP plc ADR	5,162,976
132,500	Burlington Resources, Inc.	6,634,275
289,500	Chesapeake Energy Corp.	6,351,630
151,900	Cimarex Energy Co.(a)	5,924,100
126,388	Devon Energy Corp.	6,035,027
118,000	Diamond Offshore Drilling	5,888,200
588,000	Endeavor International Corp.(a)	2,052,120
147,000	ENSCO International, Inc.	5,536,020
108,000	Exxon Mobil Corp.	6,436,800
100,000	GlobalSantaFe Corp.	3,704,000
150,000	Grant Prideco, Inc.	3,621,000
173,000	Halliburton Co.	7,482,250
98,000	Hornbeck Offshore Services, Inc.(a)	2,455,880
98,000	Infinity, Inc.(a)	980,000
145,000	Input/Output, Inc.(a)	935,250
69,600	Kerr-McGee Corp.	5,451,768
294,000	McMoRan Exploration Co.(a)	5,909,400
58,800	Murphy Oil Corp.	5,805,324
134,300	Nabors Industries Ltd.(a)	7,942,502
49,000	National-Oilwell, Inc.(a)	2,288,300
83,300	Newfield Exploration Co.(a)	6,185,858
107,800	Noble Corp.	6,059,438
39,400	Occidental Petroleum Corp.	2,804,098
73,500	Oceaneering International, Inc.(a)	2,756,250
122,500	Patterson-UTI Energy, Inc.	3,064,950
148,000	Peabody Energy Corp.	6,861,280
390,000	Petroquest Energy, Inc.(a)	2,589,600
201,400	Plains Exploration & Production Co.(a)	7,028,860
68,900	Premcor, Inc.	4,111,952
98,000	Range Resources Corp.	2,289,280
73,500	Schlumberger Ltd.	5,180,280
78,400	Smith International, Inc.	4,918,032
79,400	Southwestern Energy Co.(a)	4,506,744
107,800	Suncor Energy, Inc.	4,334,638
245,800	TETRA Technologies, Inc.(a)	6,990,552

Shares		Value
COMMON STOCKS — (continued)
	ENERGY — (continued)
174,000	Tidewater, Inc.	$6,761,640
127,400	Transocean Sedco Forex, Inc.(a)	6,556,004
99,200	Ultra Petroleum Corp.(a)	5,039,360
73,500	Valero Energy	5,385,345
344,500	Willbros Group, Inc.(a)	6,958,900
166,667	XTO Energy, Inc.	5,473,332

		223,614,383

	INDUSTRIALS — 1.23%
55,200	Arlington Tankers	1,297,200
125,000	Excel Maritime Carriers(a)	2,306,250

		3,603,450

	RAW/INTERMEDIATE MATERIALS — 11.42%
122,500	Aracruz Cellulose S.A. ADR	4,385,500
90,000	Ashland, Inc.	6,072,300
400	Cemex S.A. de C.V. ADR	14,500
117,700	Dow Chemical Co.	5,867,345
142,100	Freeport-McMoRan Copper & Gold, Inc., Class B	5,628,581
210,500	Lyondell Chemical Co.	5,877,160
54,400	Phelps Dodge Corp.	5,534,112

		33,379,498

	REAL ESTATE — 1.34%
58,200	St. Joe Co.	3,916,860

	UTILITIES — 5.47%
75,000	Allete, Inc.	3,138,750
492,000	EL Paso Corp.	5,205,360
407,000	Williams Cos., Inc.	7,655,670

		15,999,780

	TOTAL COMMON STOCKS (Cost $221,251,455)	280,513,971

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2005

Energy & Natural Resources Fund — (continued)

Principal Amount		Value
REPURCHASE AGREEMENT — 9.16%
$26,785,000	JP Morgan Chase Securities, Inc., 2.30%, dated 3/31/05, to be repurchased 4/01/05, repurchase price $26,786,711 (collateralized by Federal National Mortgage Association MTN, par value $26,752,000, 4.63%, maturing 10/15/14; total market value $27,355,429)	$26,785,000

	TOTAL REPURCHASE AGREEMENT (Cost $26,785,000)	26,785,000

		Value
TOTAL INVESTMENTS (Cost $248,036,455)(b)	105.12%	$307,298,971
LIABILITIES IN EXCESS OF OTHER ASSETS	(5.12)	(14,966,266)

NET ASSETS	100.00%	$292,332,705

(a)	Non-income producing security.
(b)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$62,301,816	$(3,039,300)	$59,262,516

ADR—American Depository Receipt

Ltd.—Limited

MTN—Medium Term Note

plc—public limited company

The summary of the Fund’s investments as of March 31, 2005 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Market Value
Energy	76.50%	$223,614,383
Raw/Intermediate Materials	11.42	33,379,498
Repurchase Agreements	9.16	26,785,000
Utilities	5.47	15,999,780
Real Estate	1.34	3,916,860
Industrials	1.23	3,603,450

Total Investment	105.12%	$307,298,971
Other Assets and Liabilities (Net)	(5.12)	(14,966,266)

Net Assets	100.00%	$292,332,705

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2005

Real Estate Fund

Shares		Value
COMMON STOCKS — 97.76%
	CONSUMER DISCRETIONARY — 3.19%
59,900	Starwood Hotels & Resorts Worldwide, Inc.	$3,595,797

	REAL ESTATE — 92.72%
78,400	AMB Property Corp.	2,963,520
127,500	Amerivest Properties, Inc.	660,450
64,500	Apartment Investment & Management Co., Class A	2,399,400
46,784	AvalonBay Communities, Inc.	3,129,382
69,600	Boston Properties, Inc.	4,192,008
68,800	Camden Property Trust	3,235,664
93,076	Catellus Development Corp.	2,480,475
175,100	Cedar Shopping Centers, Inc.	2,493,424
27,700	Centerpoint Properties Trust	1,135,700
101,800	Cousins Properties, Inc.	2,633,566
110,600	Duke Realty Corp.	3,301,410
156,320	Equity Office Properties Trust	4,709,922
116,820	Equity Residential	3,762,772
66,400	Federal Realty Investment Trust	3,210,440
44,300	Forest City Enterprises, Inc., Class A	2,826,340
116,600	General Growth Properties, Inc.	3,976,060
83,000	GMH Communities Trust	971,930
92,200	Healthcare Realty Trust, Inc.	3,359,768
80,700	Heritage Property Investment Trust	2,395,176
55,300	Home Properties of New York, Inc.	2,145,640
123,300	Host Marriott Corp.	2,041,848
62,200	Kimco Realty Corp.	3,352,580
83,000	Liberty Property Trust	3,241,150
50,700	Macerich Co.	2,701,296
50,700	Pan Pacific Retail Properties, Inc.	2,877,225
69,200	Parkway Properties, Inc.	3,231,640
69,200	Post Properties, Inc.	2,147,968
96,800	Prentiss Properties Trust	3,306,688
87,600	Prologis	3,249,960
65,600	Public Storage, Inc.	3,735,264
96,800	Simon Property Group, Inc.	5,864,144
27,300	St. Joe Co.	1,837,290
4,186	Trizec Canada, Inc.	70,388
129,513	Trizec Properties, Inc.	2,460,747

Shares		Value
COMMON STOCKS — (continued)
	REAL ESTATE — (continued)
55,300	U-Store-It Trust	$962,220
64,500	Vornado Realty Trust	4,467,915
91,175	Weingarten Realty Investors	3,146,449

		104,677,819

	TRANSPORTATION — 1.85%
50,700	Alexander & Baldwin, Inc.	2,088,840

	TOTAL COMMON STOCKS (Cost $83,139,558)	110,362,456

Principal Amount
REPURCHASE AGREEMENT — 2.07%
$2,333,000	JP Morgan Chase Securities, Inc., 2.30%, dated 3/31/05, to be repurchased 4/01/05, repurchase price $2,333,149 (collateralized by Federal National Mortgage Association MTN, par value $2,330,000, 4.63%, maturing 10/15/14; total market value $2,382,696)	2,333,000

	TOTAL REPURCHASE AGREEMENT (Cost $2,333,000)	2,333,000

TOTAL INVESTMENTS (Cost $85,472,558)(a)	99.83%	$112,695,456
OTHER ASSETS IN EXCESS OF LIABILITIES	0.17	193,912

NET ASSETS	100.00%	$112,889,368

(a)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$28,168,119	$(945,221)	$27,222,898

MTN—Medium Term Note

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2005

Real Estate Fund — (continued)

The summary of the Fund’s investments as of March 31, 2005 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Market Value
Real Estate	92.72%	$104,677,819
Consumer Discretionary	3.19	3,595,797
Repurchase Agreements	2.07	2,333,000
Transportation	1.85	2,088,840

Total Investment	99.83%	$112,695,456
Other Assets and Liabilities (Net)	0.17	193,912

Net Assets	100.00%	$112,889,368

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2005

Equity Income Fund

Shares		Value
COMMON STOCKS — 87.20%
	CONSUMER DISCRETIONARY — 12.86%
208,300	Circuit City Stores, Inc.	$3,343,215
165,200	Leggett & Platt, Inc.	4,770,976
198,000	Newell Rubbermaid, Inc.	4,344,120
131,000	Officemax, Inc.	4,388,500
135,000	Snap-On, Inc.	4,291,650
229,400	Time Warner, Inc.(a)	4,025,970

		25,164,431

	CONSUMER STAPLES — 9.23%
220,100	Albertson’s, Inc.	4,545,065
68,700	Altria Group, Inc.	4,492,293
218,000	American Italian Pasta Co.	5,973,200
137,400	Sara Lee Corp.	3,044,784

		18,055,342

	ENERGY — 5.50%
85,300	BP plc ADR	5,322,720
93,300	ChevronTexaco Corp.	5,440,323

		10,763,043

	FINANCIAL — 14.26%
86,616	Bank of America Corp.	3,819,766
88,250	Citigroup, Inc.	3,965,955
65,000	Comerica, Inc.	3,580,200
82,100	Montpelier RE Holdings, Ltd.	2,885,815
64,960	Morgan Stanley	3,718,960
144,000	U.S. BanCorp.	4,150,080
343,000	Van der Moolen Holding NV ADR(a)	2,449,020
147,500	W. P. Stewart & Co., Ltd.	3,342,350

		27,912,146

	HEALTH CARE — 6.66%
54,800	Eli Lilly & Co.	2,855,080
84,300	Medtronic, Inc.	4,295,085
81,400	Merck & Co., Inc.	2,634,918
45,000	Pharmaceutical Holders Trust Index Fund(b)	3,237,300

		13,022,383

	INDUSTRIALS — 10.77%
89,845	Deluxe Corp.	3,581,222
135,200	General Electric Co.	4,875,311
113,900	Honeywell International, Inc.	4,238,219
70,475	Hubbell, Inc., Class B	3,601,273

Shares		Value
COMMON STOCKS — (continued)
	INDUSTRIALS — (continued)
151,100	RR Donnelley & Sons Co.	$4,777,782

		21,073,807

	INFORMATION TECHNOLOGY — 8.48%
305,000	AVX Corp.	3,736,250
216,500	Electronic Data Systems Corp.	4,475,055
174,000	Microsoft Corp.	4,205,580
270,000	Nokia Oyj ADR	4,166,100

		16,582,985

	RAW/INTERMEDIATE MATERIALS — 9.22%
82,500	Eastman Chemical Co.	4,867,500
145,000	Packaging Corp. of America	3,522,050
10,000	Pope Resources, Ltd.	365,900
48,000	Rayonier, Inc.	2,377,440
195,500	RPM, Inc.	3,573,740
115,500	Sonoco Products Co.	3,332,175

		18,038,805

	REAL ESTATE — 0.72%
38,000	Apartment Investment & Management Co., Class A	1,413,600

	TELECOMMUNICATION — 4.34%
220,300	AT&T Corp.	4,130,625
123,000	Verizon Communications, Inc.	4,366,500

		8,497,125

	UTILITIES — 5.16%
274,000	Centerpoint Energy, Inc.	3,296,220
178,200	Cleco Corp.	3,795,660
112,750	Vectren Corp.	3,003,660

		10,095,540

	TOTAL COMMON STOCKS (Cost $156,658,412)	170,619,207

FOREIGN COMMON STOCKS — 2.63%
	NETHERLANDS — 0.37%
100,000	Van der Moolen Holding NV(a)	716,925

	UNITED KINGDOM — 2.26%
363,400	Pearson plc	4,428,358

	TOTAL FOREIGN COMMON STOCKS (Cost $4,876,699)	5,145,283

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2005

Equity Income Fund — (continued)

Shares		Value
PREFERRED STOCK — 1.17%
	ENERGY — 1.17%
45,400	EL Paso Tennessee Pipeline Co., Preferred Exchange, 8.25%	$2,294,121

	TOTAL PREFERRED STOCK (Cost $2,107,870)	2,294,121

CONVERTIBLE PREFERRED STOCKS — 4.31%
	CONSUMER DISCRETIONARY — 2.48%
56,000	Ford Motor Co. Capital Trust II, Preferred Exchange, 6.50%	2,539,040
124,000	General Motors, Series B, Preferred Exchange, 5.25%	2,316,320

		4,855,360

	ENERGY — 1.83%
99,000	EL Paso Energy Capital Trust I, Preferred Exchange, 4.75%	3,583,800

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $8,371,207)	8,439,160

Contracts
PUT OPTION PURCHASED — 0.01%
350	Centerpoint Energy, Inc. Expires 4/16/05 strike price 12.5	19,250

	TOTAL PUT OPTION PURCHASED (Cost $36,050)	19,250

Principal Amount
REPURCHASE AGREEMENT — 4.96%
$9,709,000	JP Morgan Chase Securities, Inc., 2.30%, dated 03/31/05, to be repurchased on 04/01/05, repurchase price $9,709,620 (collateralized by Federal National Mortgage Association MTN, par value $9,697,000, 4.63%, maturing on 10/15/14; total market value $9,915,826)	9,709,000

	TOTAL REPURCHASE AGREEMENT (Cost $9,709,000)	9,709,000

		Value
TOTAL INVESTMENTS (Cost $181,759,238)(c)	100.28%	$196,226,021
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.28)	(556,473)

NET ASSETS	100.00%	$195,669,548

(a)	Non-income producing security
(b)	Registered Investment Company
(c)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$18,733,669	$(4,266,886)	$14,466,783

ADR—American Depository Receipt

Ltd.—Limited

MTN—Medium Term Note

plc—Public limited company

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2005

Equity Income Fund — (continued)

The summary of the Fund’s investments as of March 31, 2005 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Market Value
Consumer Discretionary	15.34%	$30,019,791
Financial	14.63	28,629,071
Industrials	10.77	21,073,807
Information Technology	10.74	21,011,343
Consumer Staples	9.23	18,055,342
Raw/Intermediate Materials	9.22	18,038,805
Energy	8.51	16,640,964
Health Care	6.66	13,022,383
Utilities	5.16	10,114,790
Repurchase Agreements	4.96	9,709,000
Telecommunication	4.34	8,497,125
Real Estate	0.72	1,413,600

Total Investment	100.28%	$196,226,021
Other Assets and Liabilities (Net)	(0.28)	(556,473)

Net Assets	100.00%	$195,669,548

See Notes to Financial Statements.

Excelsior Funds Trust

Portfolio of Investments — March 31, 2005

Equity Core Fund

Shares		Value
COMMON STOCKS — 92.86%
	CONSUMER DISCRETIONARY — 16.21%
28,422	Autozone, Inc.(a)	$2,435,764
82,193	Dillards, Inc., Class A	2,210,992
72,378	Eastman Kodak Co.	2,355,904
107,406	Furniture Brands International, Inc.	2,342,525
66,505	John Wiley & Sons, Class A	2,344,301
68,517	Leggett & Platt, Inc.	1,978,771
29,733	Timberland Co., Class A(a)	2,108,962

		15,777,219

	CONSUMER STAPLES — 7.51%
52,157	Anheuser Busch Cos., Inc.	2,471,720
69,643	Sysco Corp.	2,493,220
35,839	Wm. Wrigley Jr. Co.	2,349,963

		7,314,903

	ENERGY — 5.06%
43,660	Exxon Mobil Corp.	2,602,136
57,932	Suncor Energy, Inc.	2,329,446

		4,931,582

	FINANCIAL — 13.89%
75,338	American Capital Strategies Ltd.	2,366,367
41,348	American International Group, Inc.	2,291,093
28	Berkshire Hathaway, Inc., Class A(a)	2,435,999
21,535	Lehman Brothers Holding, Inc.	2,027,736
73,578	North Fork Bancorporation, Inc.	2,041,054
50,672	RenaissanceRe Holdings Ltd.	2,366,382

		13,528,631

	HEALTH CARE — 10.38%
38,533	Johnson & Johnson	2,587,876
48,163	Medtronic, Inc.	2,453,905
45,223	Novo-Nordisk A/S ADR	2,524,348
47,311	Roche Holdings Ltd., Sponsored ADR	2,544,371

		10,110,500

	INDUSTRIALS — 7.97%
1,164,791	Bombardier, Inc., Class B	2,598,649
70,752	General Electric Co.	2,551,317
342,999	Quanta Services, Inc.(a)	2,617,082

		7,767,048

Shares		Value
COMMON STOCKS — (continued)
	INFORMATION TECHNOLOGY — 12.00%
563,849	3com Corp.(a)	$2,007,302
67,785	Analog Devices, Inc.	2,449,750
98,847	Molex, Inc., Class A	2,332,789
88,343	National Instruments Corp.	2,389,678
55,607	Pitney Bowes, Inc.	2,508,989

		11,688,508

	RAW/INTERMEDIATE MATERIALS — 10.12%
67,485	Aracruz Cellulose S.A. ADR	2,415,963
48,717	E.I. Du Pont de Nemours & Co.	2,496,259
36,733	Monsanto Co/New	2,369,279
45,244	Vulcan Materials Company	2,571,216

		9,852,717

	REAL ESTATE — 2.14%
31,000	St. Joe Co.	2,086,300

	UTILITIES — 7.58%
163,116	AES Corp.(a)	2,671,840
180,250	Centerpoint Energy, Inc.	2,168,408
240,812	EL Paso Corp.	2,547,791

		7,388,039

	TOTAL COMMON STOCKS (Cost $89,999,131)	90,445,447

FOREIGN COMMON STOCKS — 2.60%
	GERMANY — 2.60%
55,897	Bayerische Motoren Werke AG	2,535,601

	TOTAL FOREIGN COMMON STOCKS (Cost $2,486,080)	2,535,601

See Notes to Financial Statements.

Excelsior Funds Trust

Portfolio of Investments — March 31, 2005

Equity Core Fund — (continued)

Principal Amount		Value
REPURCHASE AGREEMENT — 4.98%
$4,851,000	JP Morgan Chase Securities, Inc., 2.30%, dated 3/31/05, to be repurchased 4/01/05, repurchase price $4,851,310 (collateralized by Federal National Mortgage Association MTN, par value $4,845,000, 4.63%, maturing 10/15/14; total market value $4,954,334)	$4,851,000

	TOTAL REPURCHASE AGREEMENT (Cost $4,851,000)	4,851,000

Value

TOTAL INVESTMENTS (Cost $97,336,211)(b)	100.44%	$97,832,048
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.44)	(426,415)

NET ASSETS	100.00%	$97,405,633

(a)	Non-income producing security.
(b)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$3,409,171	$(2,913,334)	$495,837

ADR—American Depository Receipt

MTN—Medium Term Note

The summary of the Fund’s investments as of March 31, 2005 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Market Value
Consumer Discretionary	18.81%	$18,312,820
Financial	13.89	13,528,631
Information Technology	12.00	11,688,508
Health Care	10.38	10,110,500
Raw/Intermediate Materials	10.12	9,852,717
Industrials	7.97	7,767,048
Utilities	7.58	7,388,039
Consumer Staples	7.51	7,314,903
Energy	5.06	4,931,582
Repurchase Agreements	4.98	4,851,000
Real Estate	2.14	2,086,300

Total Investment	100.44%	$97,832,048
Other Assets and Liabilities (Net)	(0.44)	(426,415)

Net Assets	100.00%	$97,405,633

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2005

International Fund

Shares		Value
COMMON STOCKS — 92.73%
	AUSTRALIA — 0.88%
60,647	Rio Tinto, Ltd.	$2,116,351

	BELGIUM — 3.40%
101,700	Dexia	2,419,388
102,400	Fortis S.A.	2,917,939
27,800	Umicore	2,821,987

		8,159,314

	CANADA — 1.08%
64,568	Suncor Energy, Inc.	2,599,900

	CHINA — 3.06%
2,093,800	Cafe de Coral Holdings, Ltd. (Hong Kong)	2,389,294
5,658,000	Far East Consortium Int’L, Ltd. (Hong Kong)(a)	2,412,120
282,000	Sun Hung Kai Properties, Ltd. (Hong Kong)	2,558,114

		7,359,528

	FINLAND — 0.91%
112,900	Fortum Oyj	2,198,429

	FRANCE — 8.40%
89,828	AXA S.A.	2,393,162
47,400	BNP Paribas S.A.	3,358,281
68,256	Carrefour S.A.	3,622,740
41,800	Compagnie Generale de Geophysique S.A. (CGG)(a)	3,657,872
42,026	Sanofi-Aventis S.A.	3,544,165
15,389	TotalFinaElf S.A.	3,601,108

		20,177,328

	GERMANY — 5.82%
14,100	Adidas-Salomon AG	2,240,353
78,100	Bayerische Motoren Werke AG	3,542,774
43,310	Fielmann AG	2,919,711
54,600	MAN AG	2,435,004
224,300	SGL Carbon AG(a)	2,849,731

		13,987,573

	GREECE — 0.92%
125,200	Hellenic Telecommunication S.A.	2,210,701

	INDIA — 1.18%
72,800	State Bank of India GDR(b)	2,835,560

Shares		Value
COMMON STOCKS — (continued)
	INDONESIA — 0.97%
4,923,500	PT Telekomunikasi Indonesia Tbk	$2,326,329

	IRELAND — 2.75%
139,063	Anglo Irish Bank plc	3,483,110
198,200	Depfa Bank plc(a)	3,134,816

		6,617,926

	ITALY — 3.68%
947,300	Cassa di Risparmio di Firenze S.p.A. (Carifirenze)	2,440,248
169,290	ENI S.p.A.	4,396,031
118,450	Permasteelisa S.p.A.	2,011,661

		8,847,940

	JAPAN — 18.97%
72,600	Canon, Inc.	3,893,943
442,963	Chiyoda Corp.	4,615,361
40,300	Don Quijote Co., Ltd.	2,364,507
3,520	eAccess, Ltd.	2,987,920
120,200	FamilyMart Co., Ltd.	3,543,044
46,300	FANUC Co., Ltd.	2,897,934
33,300	Hoya Corp.	3,665,314
15,400	Keyence Corp.	3,568,266
243	Millea Holdings, Inc.	3,536,029
157,000	Mimasu Semiconducotor Industry Co., Ltd.	2,370,999
356	Mitsubishi Tokyo Financial Group, Inc.	3,088,289
498,900	Mitsui Osk Lines, Ltd.	3,206,400
214,200	Nissan Motors Co., Ltd.	2,195,847
76,500	Takeda Chemical Co., Ltd.	3,646,425

		45,580,278

	MALAYSIA — 0.83%
979,400	Public Bank Berhad	1,997,461

	MEXICO — 1.96%
73,900	Cemex S.A. de C.V. ADR	2,678,875
59,000	Telefonos de Mexico S.A. de C.V., Series L ADR	2,037,270

		4,716,145

	NETHERLANDS — 1.42%
288,700	Qiagen NV(a)	3,405,938

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2005

International Fund — (continued)

Shares		Value
COMMON STOCKS — (continued)
	NORWAY — 2.75%
352,600	Telenor ASA	$3,171,164
227,000	Yara International ASA(a)	3,447,371

		6,618,535

	SOUTH KOREA — 1.50%
7,300	Samsung Electronic Co., Ltd.	3,604,513

	SPAIN — 3.32%
30,150	Fomento de Construcciones y Contratas S.A. (FCC)	1,541,213
129,600	Repsol YPF S.A.	3,430,909
173,222	Telefonica S.A.	3,018,220

		7,990,342

	SWEDEN — 1.25%
77,200	Modern Times Group (MTG) AB, Class B(a)	2,336,284
161,000	Ortivus AB(a)	660,265

		2,996,549

	SWITZERLAND — 4.01%
105	Lindt & Spruengli AG	1,592,904
41,380	Novartis AG	1,929,960
27,310	Roche Holdings AG	2,926,398
37,800	UBS AG, Registered Shares	3,191,072

		9,640,334

	TAIWAN — 2.21%
676,000	Hon Hai Precision, Inc.	3,002,062
272,100	Taiwan Semiconductor Manufacturing Co, Ltd. ADR	2,307,408

		5,309,470

	THAILAND — 0.90%
322,100	Siam Cement Public Co., Ltd. (Foreign Shares)	2,170,075

	UNITED KINGDOM — 20.56%
178,446	Alliance Unichem plc	2,607,746
429,416	BAE Systems plc	2,105,299
344,800	BG Group	2,678,991
361,900	Cadbury Schweppes plc	3,627,205
329,000	Davis Service Group plc	2,716,286
145,117	GlaxoSmithKline plc	3,325,655
256,600	Lloyds TSB Group	2,317,302
292,000	Paragon Group plc	2,206,688
81,473	Reckitt Benckiser plc	2,589,034

Shares		Value
COMMON STOCKS — (continued)
	UNITED KINGDOM — (continued)
109,121	Royal Bank of Scotland Group plc	$3,471,751
916,100	Sage Group plc (The)	3,483,188
836,392	Serco Group plc	3,859,601
312,900	Shire Pharmaceuticals Group plc	3,573,551
354,034	Stolt Offshore S.A.(a)	2,731,589
95,500	SurfControl plc(a)	1,132,179
1,345,246	Vodafone Group plc	3,570,887
913,176	William Morrison Supermarkets plc	3,381,494

		49,378,446

	TOTAL COMMON STOCKS (Cost $187,998,118)	222,844,965

PREFERRED STOCKS — 2.20%
	GERMANY — 1.18%
45,900	Rhoen-Klinikum AG	2,832,488

	SOUTH KOREA — 1.02%
70,335	Hyundai Motor Co., Ltd.	2,462,870

	TOTAL PREFERRED STOCKS (Cost $3,875,354)	5,295,358

Principal Amount
FOREIGN BOND — 0.00%
	BRAZIL — 0.00%
$25,200	Companhia Vale do Rio Doce(c)	—

	TOTAL FOREIGN BOND (Cost $0)	—

REPURCHASE AGREEMENT — 4.15%
9,977,000	JP Morgan Chase Securities, Inc., 2.30%, dated 3/31/05, to be repurchased 4/01/05, repurchase price $9,977,637 (collateralized by Federal National Mortgage Association MTN, par value $9,965,000, 4.63%, maturing 10/15/14; total market value $10,189,475)	9,977,000

	TOTAL REPURCHASE AGREEMENT (Cost $9,977,000)	9,977,000

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2005

International Fund — (continued)

		Value
TOTAL INVESTMENTS (Cost $201,850,472)(d)	99.08%	$238,117,323
OTHER ASSETS IN EXCESS OF LIABILITIES	0.92	2,204,443

NET ASSETS	100.00%	$240,321,766

(a)	Non-income producing security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, these securities amounted to $2,835,560 or 1.18% of net assets.
(c)	Perpetual debt security with coupon rate linked to mining activities revenue which is fair valued at zero. Such security is valued in accordance with procedures adopted by the Board of Directors.
(d)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$40,375,010	$(4,108,159)	$36,266,851

ADR—American Depository Receipt

GDR—Global Depository Receipt

Ltd.—Limited

MTN—Medium Term Note

plc—Public limited company

The summary of the Fund’s investments as of March 31, 2005 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Market Value
Financial	17.81%	$42,791,096
Industrials	14.08	33,836,661
Consumer Discretionary	11.51	27,660,000
Health Care	10.32	24,806,165
Energy	9.61	23,096,400
Consumer Staples	8.90	21,389,265
Telecommunication	6.80	16,334,570
Technology	5.08	12,218,774
Raw/Intermediate Materials	4.68	11,235,441
Repurchase Agreement	4.15	9,977,000
Information Technology	3.16	7,603,287
Real Estate	2.07	4,970,235
Utilities	0.91	2,198,429

Total Investment	99.08%	$238,117,323
Other Assets and Liabilities (Net)	0.92	2,204,443

Net Assets	100.00%	$240,321,766

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2005

Pacific/Asia Fund

Shares		Value
COMMON STOCKS — 94.87%
	AUSTRALIA — 1.43%
54,986	Rio Tinto, Ltd.	$1,918,803

	CHINA — 19.12%
2,558,800	Cafe de Coral Holdings, Ltd. (Hong Kong)	2,919,918
6,262,000	China Oilfield Services, Ltd., Class H (Hong Kong)	2,167,810
24,300	CNOOC, Ltd. ADR (Hong Kong)	1,329,453
5,627,900	Convenience Retail Asia, Ltd. (Hong Kong)	1,948,294
5,674,000	Far East Consortium Int’L, Ltd. (Hong Kong)(a)	2,418,941
3,359,000	FU JI Food & Catering Services, Ltd. (Hong Kong)(a)	2,713,282
1,097,200	Hongkong Land Holdings, Ltd.	2,951,468
2,618,000	Huaneng Power International, Inc., Class H (Hong Kong)	1,913,326
1,988,400	People’s Food Holdings, Ltd.	1,457,542
338,000	Sun Hung Kai Properties, Ltd. (Hong Kong)	3,066,109
6,987,000	Symphony Holdings, Ltd. (Hong Kong)	1,558,778
1,533,000	Texwinca Holdings, Ltd. (Hong Kong)	1,287,442

		25,732,363

	INDIA — 6.31%
269,454	Gujarat Ambuja Cements, Ltd. GDR	2,478,249
64,000	India Fund, Inc.(b)	1,738,880
1,074,500	National Thermal Power Corp.	2,106,622
55,787	State Bank of India GDR(c)	2,172,904

		8,496,655

	INDONESIA — 5.80%
16,800,500	Berlain Laju Tanker Tbk	1,525,544
60,900	Freeport-McMoRan Copper & Gold, Inc., Class B	2,412,249
106,573,600	PT Bank Internasional Indonesia Tbk(a)	2,250,525
3,424,300	PT Telekomunikasi Indonesia Tbk	1,617,965

		7,806,283

Shares		Value
COMMON STOCKS — (continued)
	JAPAN — 45.79%
43,900	Canon, Inc.	$2,354,601
380,745	Chiyoda Corp.	3,967,094
49,000	Don Quijote Co., Ltd.	2,874,959
4,180	eAccess, Ltd.	3,548,155
92,000	FamilyMart Co., Ltd.	2,711,814
44,400	FANUC Co., Ltd.	2,779,012
68,000	Hisamitsu Pharmaceutical	1,506,460
96,800	Honda Motor Co., Ltd. ADR	2,423,872
24,300	Hoya Corp.	2,674,689
277	INPEX Corp.	1,483,121
16,000	Keyence Corp.	3,707,290
178,000	Koyo Seiko Co., Ltd	2,409,197
180	Millea Holdings, Inc.	2,619,281
197,650	Mimasu Semiconductor Industry Co., Ltd.	2,984,892
338	Mitsubishi Tokyo Financial Group, Inc.	2,932,139
522,200	Mitsui Osk Lines, Ltd.	3,356,148
22,000	Nidec Corp.	2,739,611
399	Ninety-Nine Plus, Inc.(a)	2,597,845
240,000	Nissan Motors Co., Ltd.	2,460,333
1,247,000	Resona Holdings, Inc.(a)	2,500,863
139,500	Sato Corp.	3,513,362
73,000	Takeda Chemical Co., Ltd.	3,479,595

		61,624,333

	MALAYSIA — 1.22%
806,900	Public Bank Berhad	1,645,651

	SOUTH KOREA — 5.21%
67,000	Hyundai Heavy Industries Co., Ltd.	3,354,382
7,398	Samsung Electronic Co., Ltd.	3,652,903

		7,007,285

	TAIWAN — 3.67%
683,000	Hon Hai Precision, Inc.	3,033,148
225,000	Taiwan Semiconductor Manufacturing Co, Ltd. ADR	1,908,000

		4,941,148

	THAILAND — 6.32%
12,638,600	Home Product Center Public Co., Ltd. (Foreign Shares)	1,773,952
8,125,800	IT City Public Co., Ltd. (Foreign Shares)	908,281

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2005

Pacific/Asia Fund — (continued)

Shares		Value
COMMON STOCKS — (continued)
	THAILAND — (continued)
406,700	Siam Cement Public Co., Ltd. (Foreign Shares)	$2,740,048
4,201,700	Thai Union Frozen Products Public Co., Ltd. (Foreign Shares)	3,082,784

		8,505,065

	TOTAL COMMON STOCKS (Cost $114,239,529)	127,677,586

PREFERRED STOCKS — 3.13%
	SOUTH KOREA — 3.13%
120,300	Hyundai Motor Co., Ltd.	4,212,458

	TOTAL PREFERRED STOCKS (Cost $2,461,711)	4,212,458

WARRANT — 0.04%
	HONG KONG — 0.04%
2,048,852	Champion Technology Holding	58,844

	TOTAL WARRANT (Cost $0)	58,844

Principal Amount
REPURCHASE AGREEMENT — 1.81%
$2,431,000	JP Morgan Chase Securities, Inc., 2.30%, dated 03/31/05, to be repurchased on 04/01/05, repurchase price $2,431,155 (collateralized by Federal National Mortgage Association MTN, par value $2,428,000, 4.63%, maturing on 10/15/14; total market value $2,482,791)	2,431,000

	TOTAL REPURCHASE AGREEMENT (Cost $2,431,000)	2,431,000

TOTAL INVESTMENTS (Cost $119,132,240)(d)	99.85%	$134,379,888
OTHER ASSETS IN EXCESS OF LIABILITIES	0.15	198,891

NET ASSETS	100.00%	$134,578,779

(a)	Non-income producing security
(b)	Registered Investment Company
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, this security amounted to $2,172,904 or 1.61% of net assets.
(d)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$17,737,183	$(2,489,535)	$15,247,648

ADR—American Depository Receipt

GDR—Global Depository Receipt

Ltd.—Limited

MTN—Medium Term Note

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2005

Pacific/Asia Fund — (continued)

The summary of the Fund’s investments as of March 31, 2005 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Market Value
Industrials	25.34%	$34,107,179
Consumer Discretionary	24.34	32,761,834
Technology	11.12	14,973,160
Financial	10.49	14,121,363
Real Estate	6.27	8,436,518
Consumer Staples	5.39	7,253,607
Energy	3.70	4,980,384
Raw/Intermediate Materials	3.22	4,331,052
Utilities	2.99	4,019,947
Information Technology	2.64	3,548,155
Repurchase Agreement	1.81	2,431,000
Investment Companies	1.29	1,738,880
Telecommunication	1.25	1,676,809

Total Investment	99.85%	$134,379,888
Other Assets and Liabilities (Net)	0.15	198,891

Net Assets	100.00%	$134,578,779

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2005

Emerging Markets Fund

Shares		Value
COMMON STOCKS — 87.00%
	ARGENTINA — 0.42%
146,000	IRSA Inversiones y Representaciones S.A. GDR(a)	$1,832,300

	BRAZIL — 4.15%
187,100	Companhia Vale do Rio Doce S.A.	5,969,498
37,000	Diagnosticos da America S.A.(a)	377,849
167,400	Gol Linhas Aereas Inteligentes S.A. ADR(a)	4,206,762
215,400	Uniao de Bancos Brasileiros S.A.	7,405,452

		17,959,561

	CHILE — 1.59%
382,939	Compania de Telecomunicaciones de Chile S.A. ADR	4,265,941
34,692	Vina Concha y Toro S.A. ADR	2,634,510

		6,900,451

	CHINA — 9.08%
18,925,300	Chaoda Mordern Agriculture Holdings, Ltd. (Hong Kong)	7,461,605
464,897	China Mobile, Ltd. ADR (Hong Kong)	7,628,960
14,372,000	China Petroleum & Chemical Corp., Class H (Hong Kong)	5,804,598
13,803,000	Far East Consortium Int’L, Ltd. (Hong Kong)(a)	5,884,499
9,018,400	People’s Food Holdings, Ltd.	6,610,689
7,029,000	Texwinca Holdings, Ltd. (Hong Kong)	5,903,087

		39,293,438

	COLUMBIA — 0.89%
288,800	Bancolombia S.A. ADR	3,858,368

	CZECH REPUBLIC — 1.73%
401,100	Cesky Telecom A.S.	7,506,664

	HUNGARY — 2.82%
473,200	BorsodChem Rt.	6,445,285
169,000	OTP Bank Rt.	5,776,869

		12,222,154

Shares		Value
COMMON STOCKS — (continued)
	INDIA — 3.84%
190,317	Gujarat Ambuja Cements, Ltd. GDR	$1,750,403
249,150	ICICI Bank, Ltd. ADR	5,162,388
213,700	India Fund, Inc.(b)	5,806,229
100,200	State Bank of India GDR(c)	3,902,790

		16,621,810

	INDONESIA — 2.71%
18,673,700	PT Indocement Tunggal Prakarsa Tbk(a)	5,520,680
13,181,200	PT Telekomunikasi Indonesia Tbk	6,228,051

		11,748,731

	MALAYSIA — 4.14%
1,221,000	Genting Berhad	5,558,763
3,181,950	Public Bank Berhad	6,489,504
2,293,900	Telekom Malaysia Berhad	5,885,664

		17,933,931

	MEXICO — 8.48%
105,100	America Movil S.A. de C.V., Series L ADR	5,423,160
165,720	Cemex S.A. de C.V. ADR	6,007,350
129,600	Grupo Aeroportuario del Sureste S.A. de C.V. ADR	3,635,280
512,955	Grupo Elektra S.A.	4,110,714
1,895,400	Grupo Televisa S.A.	5,580,796
181,690	Telefonos de Mexico S.A. de C.V., Series L ADR	6,273,756
1,618,715	Wal-Mart de Mexico S.A. de C.V.	5,682,245

		36,713,301

	POLAND — 2.84%
497,000	KGHM Polska Miedz S.A.(a)	4,848,627
848,600	Powszechna Kasa Oszczednoski Polski Bank S.A.(a)	7,472,389

		12,321,016

	RUSSIA — 6.00%
52,550	Lukoil Co. ADR	7,115,270
103,200	MMC Norilsk Nickel ADR	6,021,720
183,900	OAO Gazprom ADR	6,197,430
530,100	Rostelecom ADR	6,647,454

		25,981,874

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2005

Emerging Markets Fund — (continued)

Shares		Value
COMMON STOCKS — (continued)
	SOUTH AFRICA — 6.88%
2,136,600	African Bank Investments, Ltd.	$5,714,756
436,200	Gold Fields, Ltd. ADR	5,011,938
1,029,000	MTN Group, Ltd.	7,251,469
455,355	Nedcor, Ltd.	5,484,360
369,400	Telekom South Africa, Ltd.	6,357,133

		29,819,656

	SOUTH KOREA — 17.62%
258,900	Hana Bank	7,130,337
336,138	KT Corp. ADR	7,163,101
271,800	LG Cable, Ltd.	6,603,382
73,933	LG Home Shopping, Inc.	5,730,395
7,660	Lotte Chilsung Beverage Co., Ltd.	7,579,608
100,700	NCSoft Corp.(a)	7,725,811
57,170	Samsung Electronic Co., Ltd.	28,228,765
310,785	SK Telecom Co., Ltd. ADR	6,128,680

		76,290,079

	TAIWAN — 7.89%
91,770	AU Optronics Corp. ADR	1,345,348
1,271,628	Hon Hai Precision, Inc.	5,647,198
891,700	iShares MSCI Taiwan Index Fund(b)	10,325,886
3,080,453	President Chain Store Corp.(a)	5,247,274
3,193,858	Synnex Technology International Corp.	4,883,234
216,096	Taiwan Semiconductor Manufacturing Co, Ltd.	353,020
753,400	Taiwan Semiconductor Manufacturing Co, Ltd. ADR	6,388,832

		34,190,792

	THAILAND — 3.07%
6,285,700	BEC World Public Co., Ltd. (Foreign Shares)	2,358,040
3,708,400	Kasikornbank Public Co., Ltd. (Foreign Shares)	5,536,338
802,600	Siam Cement Public Co., Ltd. (Foreign Shares)	5,407,334

		13,301,712

	TURKEY — 1.33%
594,700	Akbank T.A.S. ADR(c)	5,768,649

Shares		Value
COMMON STOCKS — (continued)
	UNITED KINGDOM — 0.86%
126,268	Old Mutual plc	$320,859
1,349,200	Old Mutual plc (South Africa shares)	3,401,253

		3,722,112

	VENEZUELA — 0.66%
151,599	Compania Anonima Nacional Telefonos de Venezuela ADR	2,868,253

	TOTAL COMMON STOCKS (Cost $321,103,384)	376,854,852

PREFERRED STOCKS — 7.09%
	BRAZIL — 5.40%
269,630	Banco Bradesco S.A.	7,804,946
111,406,300	Companhia Siderurgica de Tubarao S.A.	6,836,628
226,700	Petroleo Brasileiro S.A.	8,778,614

		23,420,188

	SOUTH KOREA — 1.69%
208,800	Hyundai Motor Co., Ltd.	7,311,399

	TOTAL PREFERRED STOCKS (Cost $19,458,636)	30,731,587

Principal Amount
FOREIGN BOND — 0.00%
	BRAZIL — 0.00%
$45,600	Companhia Vale do Rio Doce(d)	—

	TOTAL FOREIGN BOND (Cost $0)	—

REPURCHASE AGREEMENT — 5.42%
23,457,000	JP Morgan Chase Securities, Inc., 2.30%, dated 03/31/05, to be repurchased on 04/01/05, repurchase price $23,458,499 (collateralized by Federal National Mortgage Association MTN, par value $23,428,000, 4.63%, maturing on 10/15/14; total market value $23,956,685)	23,457,000

	TOTAL REPURCHASE AGREEMENT (Cost $23,457,000)	23,457,000

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2005

Emerging Markets Fund — (continued)

		Value
TOTAL INVESTMENTS (Cost $364,019,020)(e)	99.51%	$431,043,439
OTHER ASSETS IN EXCESS OF LIABILITIES	0.49	2,124,827

NET ASSETS	100.00%	$433,168,266

(a)	Non-income producing security
(b)	Registered Investment Company
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, these securities amounted to $9,671,439 or 2.23% of net assets.
(d)	Perpetual debt security with coupon rate linked to mining activities revenue which is fair valued at zero. Such security is valued in accordance with procedures adopted by the Board of Directors.
(e)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$77,610,025	$(10,585,606)	$67,024,419

ADR—American Depository Receipt

GDR—Global Depository Receipt

Ltd.—Limited

MTN—Medium Term Note

plc—Public limited company

The summary of the Fund’s investments as of March 31, 2005 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Market Value
Financial	18.75%	$81,229,258
Telecommunication	18.38	79,628,285
Industrials	15.52	67,228,387
Consumer Discretionary	10.96	47,482,713
Raw/Intermediate Materials	10.93	47,338,476
Consumer Staples	5.61	24,286,412
Repurchase Agreement	5.42	23,457,000
Energy	5.01	21,698,482
Investment Companies	3.72	16,132,115
Information Technology	1.78	7,725,811
Real Estate	1.78	7,716,799
Technology	1.56	6,741,852
Health Care	0.09	377,849

Total Investment	99.51%	$431,043,439
Other Assets and Liabilities (Net)	0.49	2,124,827

Net Assets	100.00%	$433,168,266

See Notes to Financial Statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Excelsior Funds

Statements of Assets and Liabilities

March 31, 2005

	Blended Equity Fund	Large Cap Growth Fund
ASSETS:
Investments, at cost — see accompanying portfolios	$270,144,781	$192,494,826

Investments, at value (including Repurchase Agreements) (Note 1)	$465,881,113	$219,279,574
Cash	21,570	32
Dividends and interest receivable	654,214	29,777
Receivable for investments sold	—	—
Receivable for fund shares sold	1,022,580	261,544
Reclaims receivable	11,497	—

Total Assets	467,590,974	219,570,927

LIABILITIES:
Payable for investments purchased	—	9,160,635
Cash overdraft	—	—
Options written, at value (Premiums received: Value and Restructuring Fund — $2,633,972)	—	—
Payable for fund shares redeemed	103,372	126,410
Investment advisory fees payable (Note 2)	231,379	98,799
Administration fees payable (Note 2)	61,455	27,058
Shareholder servicing fees payable (Note 2)	135,991	22,566
Directors’/Trustees’ fees and expenses payable (Note 2)	94	—
Accrued expenses and other payables	155,541	74,569

Total Liabilities	687,832	9,510,037

NET ASSETS	$466,903,142	$210,060,890

NET ASSETS consist of:
Undistributed net investment income	$762,218	$—
Accumulated net realized gain (loss) on investments, foreign currency transactions and written options	24,603,801	(138,913,076)
Unrealized appreciation of investments, foreign currency translations and written options	195,736,332	26,784,748
Par value (Note 5)	12,926	26,138
Paid in capital in excess of par value	245,787,865	322,163,080

Net Assets	$466,903,142	$210,060,890

Net Assets:
Shares	$466,903,142	$210,059,749
Institutional Shares	—	—
Retirement Shares	—	1,141
Shares outstanding (Note 5):
Shares	12,925,520	26,137,790
Institutional Shares	—	—
Retirement Shares	—	142
NET ASSET VALUE PER SHARE (net assets ÷ shares outstanding):
Shares	$36.12	$8.04

Institutional Shares	—	—

Retirement Shares	—	$8.02

See Notes to Financial Statements.

Small Cap Fund	Value and Restructuring Fund	Mid Cap Value Fund	Energy and Natural Resources Fund

$394,992,078	$3,410,712,053	$222,373,723	$248,036,455

$489,485,673	$4,627,490,310	$296,024,691	$307,298,971
505	225,238	25,086	85
33,714	6,369,844	357,646	176,185
—	939,466	—	4,546,071
485,249	13,216,442	459,092	2,143,541
—	—	—	—

490,005,141	4,648,241,300	296,866,515	314,164,853

—	7,476,843	—	21,071,549
—	—	—	—
—	1,993,420	—	—
1,284,309	3,182,790	112,965	498,335
245,965	2,377,259	146,134	135,900
64,517	594,778	40,142	36,721
69,153	1,364,406	117,275	—
—	—	32	109
118,675	1,159,878	34,279	89,534

1,782,619	18,149,374	450,827	21,832,148

$488,222,522	$4,630,091,926	$296,415,688	$292,332,705

$—	$8,690,692	$388,063	$—
19,621,519	(165,739,268)	(146,340)	25,356,342
94,493,595	1,217,406,843	73,650,968	59,262,516
30,247	111,826	177	13,084
374,077,161	3,569,621,833	222,522,820	207,700,763

$488,222,522	$4,630,091,926	$296,415,688	$292,332,705

$488,221,400	$4,469,074,789	$214,844,139	$292,332,705
—	161,015,995	81,570,415	—
1,122	1,142	1,134	—

30,246,709	107,937,578	12,808,139	13,083,766
—	3,888,844	4,852,989	—
70	28	68	—

$16.14	$41.40	$16.77	$22.34

—	$41.40	$16.81	—

$16.12	$41.49	$16.78	—

See Notes to Financial Statements.

Excelsior Funds

Statements of Assets and Liabilities

March 31, 2005

	Real Estate Fund	Equity Income Fund
ASSETS:
Investments, at cost — see accompanying portfolios	$85,472,558	$181,759,238

Investments, at value (including Repurchase Agreements) (Note 1)	$112,695,456	$196,226,021
Cash	261	—
Foreign currency (cost $0, $0, $0, $507,887, $914,240, $286,714 respectively)	—	—
Dividends receivable	513,995	485,575
Receivable for fund shares sold	57,351	404,033
Receivable for forward foreign currency contracts	—	—
Reclaims receivable	—	—

Total Assets	113,267,063	197,115,629

LIABILITIES:
Payable for investments purchased	—	1,071,256
Cash overdraft	—	35,367
Payable for fund shares redeemed	232,224	139,987
Investment advisory fees payable (Note 2)	63,128	94,850
Administration fees payable (Note 2)	15,223	24,812
Shareholder servicing fees payable (Note 2)	11,379	38,068
Accrued expenses and other payables	55,741	41,741

Total Liabilities	377,695	1,446,081

NET ASSETS	$112,889,368	$195,669,548

NET ASSETS consist of:
Undistributed (distributions in excess of) net investment income	$(761,948)	$844,970
Accumulated net realized gain (loss) on investments and foreign currency transactions	7,210,343	(46,670)
Unrealized appreciation of investments and foreign currency translations	27,222,898	14,466,783
Par value (Note 5)	12,135	233
Paid in capital in excess of par value	79,205,940	180,404,232

Net Assets	$112,889,368	$195,669,548

Net Assets:
Shares	$112,889,368	$195,668,405
Institutional Shares	—	—
Retirement Shares	—	1,143
Shares outstanding (Note 5):
Shares	12,134,851	23,334,740
Institutional Shares	—	—
Retirement Shares	—	136
NET ASSET VALUE PER SHARE (net assets ÷ shares outstanding):
Shares	$9.30	$8.39

Institutional Shares	—	—

Retirement Shares	—	$8.43

See Notes to Financial Statements.

Equity Core Fund	International Fund	Pacific/Asia Fund	Emerging Markets Fund

$97,336,211	$201,850,472	$119,132,240	$364,019,020

$97,832,048	$238,117,323	$134,379,888	$431,043,439
214,386	—	572	32
—	505,071	910,394	285,532
70,477	617,404	492,000	1,397,302
419,000	1,698,316	306,349	2,186,124
—	355	—	—
6,212	208,160	—	3,121

98,542,123	241,146,629	136,089,203	434,915,550

958,864	238,789	1,291,749	—
—	39,455	—	—
123,453	195,387	17,393	1,092,697
28,797	192,840	102,557	341,934
10,652	41,233	23,204	74,774
7,225	10,198	12,779	35,322
7,499	106,961	62,742	202,557

1,136,490	824,863	1,510,424	1,747,284

$97,405,633	$240,321,766	$134,578,779	$433,168,266

$96,881	$886,210	$416,681	$596,420
8,255	(100,256,612)	(19,855,425)	(3,127,534)
495,790	36,293,148	15,244,513	67,027,746
89	18,411	15,150	49,631
96,804,618	303,380,609	138,757,860	368,622,003

$97,405,633	$240,321,766	$134,578,779	$433,168,266

$43,579,167	$240,321,766	$134,578,779	$433,167,766
53,826,466	—	—	500
—	—	—	—

3,969,574	18,411,250	15,150,050	49,630,774
4,900,329	—	—	57
—	—	—	—

$10.98	$13.05	$8.88	$8.73

$10.98	—	—	$8.73

—	—	—	—

See Notes to Financial Statements.

Excelsior Funds

Statements of Operations

For the Year Ended March 31, 2005

	Blended Equity Fund	Large Cap Growth Fund
INVESTMENT INCOME:
Dividend income	$10,330,255	$590,262
Interest income	70,111	174,156
Less: Foreign taxes withheld	(69,496)	(7,944)

Total Income	10,330,870	756,474

EXPENSES:
Investment advisory fees (Note 2)	4,044,987	1,219,255
Shareholder servicing fees — Shares (Note 2)	1,348,329	390,189
Shareholder servicing fees — Institutional Shares (Note 2)	—	—
Administration fees (Note 2)	816,805	246,253
Transfer agent fees	173,889	117,084
Legal and audit fees	123,835	49,192
Re-audit expenses (Note 2)	45,293	16,450
Custodian fees	22,499	7,370
Registration and filing fees	22,895	16,232
Shareholder reports	36,442	12,458
Directors’/Trustees’ fees and expenses (Note 2)	14,884	4,114
Miscellaneous expenses	30,237	10,199

Total Expenses	6,680,095	2,088,796

Fees waived and reimbursed by:
Investment Adviser (Note 2)	(867,936)	(339,084)
Administrator (Note 2)	(92,015)	(23,079)
Re-audit expenses paid by Investment Adviser (Note 2)	(45,293)	(16,450)

Net Expenses	5,674,851	1,710,183

NET INVESTMENT INCOME (LOSS)	4,656,019	(953,709)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (Note 1):
Net realized gain (loss) on:
Security transactions	61,371,061	(480,165)
Foreign currency transactions	—	—
Written Options	—	—

Total net realized gain (loss)	61,371,061	(480,165)
Change in unrealized appreciation (depreciation) of investments, foreign currency translations and written options during the year	(19,164,776)	7,803,728

Net realized and unrealized gain on investments, foreign currency transactions and written options	42,206,285	7,323,563

Net increase in net assets resulting from operations	$46,862,304	$6,369,854

See Notes to Financial Statements.

Small Cap Fund	Value and Restructuring Fund	Mid Cap Value Fund	Energy and Natural Resources Fund

$1,684,223	$74,083,694	$7,606,258	$2,252,880
109,944	844,797	52,134	114,928
—	(844,437)	(66,107)	(36,609)

1,794,167	74,084,054	7,592,285	2,331,199

2,664,033	22,824,694	1,982,815	1,149,750
1,066,294	9,095,957	501,132	402,275
—	—	78,304	—
672,219	5,757,405	462,079	290,241
130,165	1,733,417	114,517	205,095
109,864	801,738	85,678	56,141
35,165	267,371	27,416	21,312
13,800	172,635	14,936	11,101
27,446	100,852	38,415	21,950
34,698	373,999	30,099	25,651
11,950	98,402	12,616	4,951
26,649	212,159	18,999	12,053

4,792,283	41,438,629	3,367,006	2,200,520

(56,545)	—	(222,455)	(50,164)
(63,801)	(557,110)	(47,237)	(26,487)
(35,165)	(267,371)	(27,416)	(21,312)

4,636,772	40,614,148	3,069,898	2,102,557

(2,842,605)	33,469,906	4,522,387	228,642

31,179,377	25,789,853	12,483,472	43,589,108
—	101	2,133	—
—	2,015,708	—	—

31,179,377	27,805,662	12,485,605	43,589,108
15,666,672	348,650,183	10,433,850	27,931,944

46,846,049	376,455,845	22,919,455	71,521,052

$44,003,444	$409,925,751	$27,441,842	$71,749,694

See Notes to Financial Statements.

Excelsior Funds

Statements of Operations

For the Year Ended March 31, 2005

	Real Estate Fund	Equity Income Fund
INVESTMENT INCOME:
Dividend income	$3,560,552	$4,843,173
Interest income	48,701	96,677
Less: Foreign taxes withheld	(538)	(4,740)

Total Income	3,608,715	4,935,110

EXPENSES:
Investment advisory fees (Note 2)	1,166,576	1,085,612
Shareholder servicing fees — Shares (Note 2)	279,978	361,876
Administration fees (Note 2)	176,766	219,261
Transfer agent fees	79,112	22,399
Legal and audit fees	51,852	44,160
Re-audit expenses (Note 2)	14,804	13,030
Custodian fees	5,647	11,217
Registration and filing fees	18,038	21,792
Shareholder reports	13,502	7,838
Directors’/Trustees’ fees and expenses (Note 2)	3,235	5,788
Amortization of offering costs	—	34,348
Miscellaneous expenses	8,138	9,664

Total Expenses	1,817,648	1,836,985

Fees waived and reimbursed by:
Investment Adviser (Note 2)	(382,293)	(281,616)
Administrator (Note 2)	(17,826)	(19,651)
Re-audit expenses paid by Investment Adviser (Note 2)	(14,804)	(13,030)

Net Expenses	1,402,725	1,522,688

NET INVESTMENT INCOME	2,205,990	3,412,422

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (Note 1):
Net realized gain (loss) on:
Security transactions	11,012,821	(45,295)
Foreign currency transactions	—	914

Total net realized gain (loss)	11,012,821	(44,381)
Change in unrealized appreciation (depreciation) of investments and foreign currency translations during the year	(2,363,716)	11,960,531

Net realized and unrealized gain (loss) on investments and foreign currency transactions	8,649,105	11,916,150

Net increase (decrease) in net assets resulting from operations	$10,855,095	$15,328,572

See Notes to Financial Statements.

Equity Core Fund	International Fund	Pacific/Asia Fund	Emerging Markets Fund

$326,946	$3,984,047	$2,322,429	$8,674,950
40,473	78,222	44,571	260,121
(8,499)	(421,390)	(161,648)	(905,665)

358,920	3,640,879	2,205,352	8,029,406

150,883	1,794,657	1,182,559	3,184,179
7,876	412,774	283,814	498,102
30,439	358,933	236,513	509,471
11,690	88,880	47,956	166,337
12,695	54,127	39,915	70,543
3,293	14,282	12,878	19,703
5,256	121,579	95,335	339,238
3,438	23,700	18,656	30,458
4,217	17,595	9,566	18,026
397	4,592	2,991	5,677
74,592	—	—	—
2,552	18,547	11,471	18,987

307,328	2,909,666	1,941,654	4,860,721

(100,187)	(172,930)	(132,880)	(472,863)
(1,008)	(25,422)	(18,554)	(30,644)
(3,293)	(14,282)	(12,878)	(19,703)

202,840	2,697,032	1,777,342	4,337,511

156,080	943,847	428,010	3,691,895

20,575	21,637,973	9,817,779	8,135,660
(2,893)	(54,499)	(4,656)	(5,147)

17,682	21,583,474	9,813,123	8,130,513
495,790	7,900,777	(3,876,768)	23,888,849

513,472	29,484,251	5,936,355	32,019,362

$669,552	$30,428,098	$6,364,365	$35,711,257

See Notes to Financial Statements.

Excelsior Funds

Statements of Changes in Net Assets

	Blended Equity Fund		Large Cap Growth Fund
	Year Ended March 31,		Year Ended March 31,
	2005	2004	2005	2004
Net investment income (loss)	$4,656,019	$2,526,256	$(953,709)	$(733,372)
Net realized gain (loss) on investments and foreign currency transactions	61,371,061	10,797,205	(480,165)	(1,591,302)
Net realized gain (loss) on written options	—	—	—	—
Change in unrealized appreciation (depreciation) of investments, foreign currency translations and written options during the year	(19,164,776)	135,044,927	7,803,728	28,354,319

Net increase in net assets resulting from operations	46,862,304	148,368,388	6,369,854	26,029,645

Distributions to shareholders:
From net investment income
Shares	(4,368,038)	(2,883,929)	—	—
Institutional Shares	—	—	—	—
From net realized gain on investments
Shares	(3,153,196)	—	—	—

Total distributions	(7,521,234)	(2,883,929)	—	—

Increase (decrease) in net assets from fund share transactions (Note 5)
Shares	(145,679,465)	(41,255,598)	76,459,149	27,306,627
Institutional Shares	—	—	—	—
Retirement Shares	—	—	1,150	—

Total from fund share transactions	(145,679,465)	(41,255,598)	76,460,299	27,306,627

Net increase (decrease) in net assets	(106,338,395)	104,228,861	82,830,153	53,336,272

NET ASSETS:
Beginning of year	573,241,537	469,012,676	127,230,737	73,894,465

End of year(1)	$466,903,142	$573,241,537	$210,060,890	$127,230,737

(1) Including undistributed net investment income	$762,218	$474,237	$—	$—

See Notes to Financial Statements.

Small Cap Fund		Value and Restructuring Fund		Mid Cap Value Fund		Energy and Natural Resources Fund
Year Ended March 31,		Year Ended March 31,		Year Ended March 31,		Year Ended March 31,
2005	2004	2005	2004	2005	2004	2005	2004
$(2,842,605)	$(541,330)	$33,469,906	$18,590,937	$4,522,387	$637,981	$228,642	$523,355
31,179,377	31,762,314	25,789,954	26,130,547	12,485,605	3,623,320	43,589,108	8,036,767
—	—	2,015,708	(1,694,222)	—	—	—	—
15,666,672	99,769,816	348,650,183	978,738,539	10,433,850	74,173,832	27,931,944	30,299,792

44,003,444	130,990,800	409,925,751	1,021,765,801	27,441,842	78,435,133	71,749,694	38,859,914

—	—	(31,399,379)	(16,015,057)	(2,985,864)	(306,909)	(465,778)	(355,796)
—	—	(542,162)	(230,193)	(1,745,081)	(226,937)	—	—

—	—	—	—	—	—	(10,741,372)	—

—	—	(31,941,541)	(16,245,250)	(4,730,945)	(533,846)	(11,207,150)	(355,796)

91,761,412	65,141,731	850,392,716	691,737,456	14,044,442	51,526,480	81,754,770	19,090,869
—	—	118,620,109	27,115,289	(27,789,884)	31,858,348	—	—
1,150	—	1,089	—	1,151	—	—	—

91,762,562	65,141,731	969,013,914	718,852,745	(13,744,291)	83,384,828	81,754,770	19,090,869

135,766,006	196,132,531	1,346,998,124	1,724,373,296	8,966,606	161,286,115	142,297,314	57,594,987

352,456,516	156,323,985	3,283,093,802	1,558,720,506	287,449,082	126,162,967	150,035,391	92,440,404

$488,222,522	$352,456,516	$4,630,091,926	$3,283,093,802	$296,415,688	$287,449,082	$292,332,705	$150,035,391

$—	$—	$8,690,692	$6,850,019	$388,063	$232,080	$—	$206,066

See Notes to Financial Statements.

Excelsior Funds

Statements of Changes in Net Assets

	Real Estate Fund		Equity Income Fund
	Year Ended March 31,		Year Ended March 31,	Period Ended March 31,
	2005	2004	2005	2004*
Net investment income	$2,205,990	$3,597,428	$3,412,422	$624,670
Net realized gain (loss) on investments and foreign currency transactions	11,012,821	6,155,479	(44,381)	356,963
Change in unrealized appreciation (depreciation) of investments and foreign currency translations during the year	(2,363,716)	27,077,288	11,960,531	2,506,252

Net increase (decrease) in net assets resulting from operations	10,855,095	36,830,195	15,328,572	3,487,885

Distributions to shareholders:
From net investment income
Shares	(2,975,084)	(3,935,500)	(3,002,218)	(219,601)
From net realized gain on investments
Shares	(6,547,304)	(734,269)	(358,338)	—

Total distributions	(9,522,388)	(4,669,769)	(3,360,556)	(219,601)

Increase (decrease) in net assets from fund share transactions (Note 5):
Shares	(11,317,823)	11,339,921	83,676,030	96,756,067
Institutional Shares	—	—	—	—
Retirement Shares	—	—	1,151	—

Total from fund share transactions	(11,317,823)	11,339,921	83,677,181	96,756,067

Net increase (decrease) in net assets	(9,985,116)	43,500,347	95,645,197	100,024,351

NET ASSETS:
Beginning of year	122,874,484	79,374,137	100,024,351	—

End of year(1)	$112,889,368	$122,874,484	$195,669,548	$100,024,351

(1) Including undistributed (distributions in excess of) net investment income	$(761,948)	$622,225	$844,970	$433,852

*	Equity Income Fund commenced operations on September 30, 2003.
**	Equity Core Fund commenced operations on March 31, 2004.

See Notes to Financial Statements.

Equity Core Fund		International Fund		Pacific/Asia Fund		Emerging Markets Fund
Year Ended March 31,	Period Ended March 31,	Year Ended March 31,		Year Ended March 31,		Year Ended March 31,
2005	2004**	2005	2004	2005	2004	2005	2004
$156,080	$—	$943,847	$988,225	$428,010	$121,228	$3,691,895	$776,071
17,682	—	21,583,474	(2,852,794)	9,813,123	3,252,695	8,130,513	1,657,874
495,790	—	7,900,777	54,917,465	(3,876,768)	22,866,250	23,888,849	47,032,218

669,552	—	30,428,098	53,052,896	6,364,365	26,240,173	35,711,257	49,466,163

(56,745)	—	(29,357)	(926,946)	(112,049)	—	(3,087,200)	(925,467)

(12,320)	—	—	—	—	—	(5,580,183)	—

(69,065)	—	(29,357)	(926,946)	(112,049)	—	(8,667,383)	(925,467)

41,347,713	100	79,780,442	(11,662,599)	13,496,301	61,259,593	196,962,705	130,571,102
55,457,333	—	—	—	—	—	500	—
—	—	—	—	—	—	—	—

96,805,046	100	79,780,442	(11,662,599)	13,496,301	61,259,593	196,963,205	130,571,102

97,405,533	100	110,179,183	40,463,351	19,748,617	87,499,766	224,007,079	179,111,798

100	—	130,142,583	89,679,232	114,830,162	27,330,396	209,161,187	30,049,389

$97,405,633	$100	$240,321,766	$130,142,583	$134,578,779	$114,830,162	$433,168,266	$209,161,187

$96,881	$100	$886,210	$27,632	$416,681	$105,379	$596,420	$—

See Notes to Financial Statements.

Excelsior Funds

Financial Highlights — Selected Per Share Data and Ratios

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) of Investments and Options		Total From Investment Operations	Dividends From Net Investment Income		Distributions From Net Realized Gain on Investments and Options
BLENDED EQUITY FUND
Shares — (04/25/85*)
Year Ended March 31,
2005	$33.64	$0.30	(2)	$2.66	(2)	$2.96	$(0.28)		$(0.20)
2004	25.67	0.14		7.99		8.13	(0.16)		—
2003	35.17	0.17		(7.97)		(7.80)	(0.15)		(1.55)
2002	35.99	0.10		(0.67)		(0.57)	(0.08)		(0.17)
2001	50.63	0.01		(13.31)		(13.30)	(0.01)		(1.33)
LARGE CAP GROWTH FUND
Shares — (10/01/97*)
Year Ended March 31,
2005	$7.71	$(0.05	)(2)	$0.38	(2)	$0.33	—		—
2004	5.79	(0.05	)(2)	1.97	(2)	1.92	—		—
2003	8.83	(0.01	)(2)	(3.03	)(2)	(3.04)	—		—
2002	10.06	(0.06)		(1.17)		(1.23)	—		—
2001	18.98	(0.08)		(8.84)		(8.92)	—		—
SMALL CAP FUND
Shares — (12/31/92*)
Year Ended March 31,
2005	$14.59	$(0.10	)(2)	$1.65	(2)	$1.55	—		—
2004	8.47	(0.02	)(2)	6.14	(2)	6.12	—		—
2003	12.19	(0.03	)(2)	(3.69	)(2)	(3.72)	—		—
2002	10.06	0.03		2.14		2.17	$(0.04	)(3)	—
2001	15.39	0.07		(4.41)		(4.34)	(0.07)		$(0.92)
VALUE AND RESTRUCTURING FUND
Shares — (12/31/92*)
Year Ended March 31,
2005	$37.57	$0.34	(2)	$3.83	(2)	$4.17	$(0.34)		—
2004	23.66	0.24		13.90		14.14	(0.23)		—
2003	32.63	0.17		(9.01)		(8.84)	(0.13)		—
2002	30.69	0.08		1.94		2.02	(0.08)		—
2001	33.89	0.60		(3.21)		(2.61)	(0.59)		—
MID CAP VALUE FUND
Shares — (06/01/96*)
Year Ended March 31,
2005	$15.75	$0.23	(2)	$1.02	(2)	$1.25	$(0.23)		—
2004	10.24	0.03	(2)	5.51	(2)	5.54	(0.03)		—
2003	13.29	0.02	(2)	(3.05	)(2)	(3.03)	(0.02)		—
2002	11.99	0.27	(2)	1.41	(2)	1.68	(0.02)		$(0.36)
2001	21.34	0.37		(1.27)		(0.90)	(0.37)		(8.08)

* Commencement of Operations.

(1)	Expense ratios before waiver of fees and reimbursement of expenses (if any) by advisor and administrator.
(2)	For comparative purposes per share amounts are based on average shares outstanding.
(3)	Includes a tax return of capital of $(0.01).

See Notes to Financial Statements.

Total Distributions	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000’s)	Ratio of Net Operating Expenses to Average Net Assets	Ratio of Gross Operating Expenses to Average Net Assets (1)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate	Fee Waivers (Note 2)

$(0.48)	$36.12	8.85%	$466,903	1.05%	1.24%	0.86%	19%	$0.06	(2)
(0.16)	33.64	31.75%	573,242	0.99%	1.10%	0.45%	24%	0.03
(1.70)	25.67	(22.45)%	469,013	0.96%	1.11%	0.59%	36%	0.04
(0.25)	35.17	(1.58)%	683,100	0.97%	1.08%	0.59%	43%	0.04
(1.34)	35.99	(26.72)%	724,180	0.99%	1.06%	0.03%	36%	0.03

—	$8.04	4.28%	$210,060	1.05%	1.28%	(0.59)%	25%	$0.02	(2)
—	7.71	33.16%	127,231	1.05%	1.18%	(0.74)%	79%	0.01
—	5.79	(34.43)%	73,894	1.04%	1.21%	(0.21)%	56%	0.01
—	8.83	(12.23)%	189,247	1.00%	1.10%	(0.50)%	10%	0.01
—	10.06	(47.00)%	277,504	1.01%	1.08%	(0.50)%	20%	0.01

—	$16.14	10.62%	$488,221	1.05%	1.08%	(0.64)%	61%	$0.01	(2)
—	14.59	72.26%	352,457	0.83%	0.98%	(0.20)%	82%	0.02
—	8.47	(30.52)%	156,324	0.83%	1.05%	(0.31)%	105%	0.02
$(0.04)	12.19	21.61%	171,601	0.84%	0.98%	0.19%	144%	0.01
(0.99)	10.06	(28.69)%	87,180	0.89%	1.04%	0.57%	132%	0.02

$(0.34)	$41.40	11.16%	$4,469,075	1.07%	1.09%	0.87%	8%	$0.01	(2)
(0.23)	37.57	60.06%	3,244,851	0.99%	1.14%	0.78%	4%	0.05
(0.13)	23.66	(27.13)%	1,558,721	0.99%	1.12%	0.65%	16%	0.03
(0.08)	32.63	6.60%	2,408,053	0.94%	1.02%	0.27%	8%	0.02
(0.59)	30.69	(7.74)%	1,822,710	0.95%	1.02%	1.66%	15%	0.03

$(0.23)	$16.77	7.93%	$214,844	1.06%	1.16%	1.42%	28%	$0.01	(2)
(0.03)	15.75	54.21%	186,720	0.99%	1.23%	0.24%	13%	0.03
(0.02)	10.24	(22.81)%	81,146	1.01%	1.15%	0.20%	28%	0.02
(0.38)	13.29	14.23%	50,477	1.05%	1.16%	0.59%	24%	0.01
(8.45)	11.99	(0.84)%	2,371	1.03%	1.26%	0.97%	95%	0.09

See Notes to Financial Statements.

Excelsior Funds

Financial Highlights — Selected Per Share Data and Ratios

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) of Investments		Total From Investment Operations	Dividends From Net Investment Income		Distributions From Net Realized Gain on Investments
ENERGY AND NATURAL RESOURCES FUND
Shares — (12/31/92*)
Year Ended March 31,
2005	$16.45	$0.02	(2)	$6.99	(2)	$7.01	$(0.05)		$(1.07)
2004	11.72	0.06		4.71		4.77	(0.04)		—
2003	14.40	0.04		(2.67)		(2.63)	(0.05)		—
2002	15.41	0.10		(0.58)		(0.48)	(0.10)		(0.43)
2001	15.21	0.07		1.60		1.67	(0.07)		(1.40)
REAL ESTATE FUND
Shares — (10/01/97*)
Year Ended March 31,
2005	$9.17	$0.17	(2)	$0.68	(2)	$0.85	$(0.22)		$(0.50)
2004	6.61	0.29	(2)	2.64	(2)	2.93	(0.31)		(0.06)
2003	7.10	0.28	(2)	(0.52	)(2)	(0.24)	(0.25)		—
2002	6.09	0.31		1.01		1.32	(0.31	)(3)	—
2001	5.21	0.33		0.89		1.22	(0.34	)(3)	—
EQUITY INCOME FUND
Shares — (09/30/03*)
Year Ended March 31,
2005	$7.76	$0.19	(2)	$0.63	(2)	$0.82	$(0.17)		$(0.02)
Period Ended March 31, 2004	7.00	0.07		0.73		0.80	(0.04)		—
EQUITY CORE FUND
Shares — (03/31/04*)
Year Ended March 31,
2005	$10.00	$0.08	(2)	$0.95	(2)	$1.03	$(0.04)		$(0.01)
INTERNATIONAL FUND
Shares — (07/21/87*)
Year Ended March 31,
2005	$11.28	$0.06	(2)	$1.71	(2)	$1.77	—	(4)	—
2004	6.83	0.09		4.44		4.53	$(0.08)		—
2003	9.75	0.10		(2.99)		(2.89)	(0.03)		—
2002	11.75	0.03		(1.43)		(1.40)	(0.08)		$(0.52)
2001	20.02	(0.05)		(7.49)		(7.54)	(0.13)		(0.60)
PACIFIC/ASIA FUND
Shares — (12/31/92*)
Year Ended March 31,
2005	$8.44	$0.03	(2)	$0.42	(2)	$0.45	$(0.01)		—
2004	5.21	0.01		3.22		3.23	—		—
2003	6.68	0.01		(1.43)		(1.42)	(0.05)		—
2002	6.59	0.02		0.09		0.11	(0.02)		—
2001	11.89	(0.06)		(4.88)		(4.94)	(0.36)		—
EMERGING MARKETS FUND
Shares — (01/02/98*)
Year Ended March 31,
2005	$7.67	$0.12	(2)	$1.18	(2)	$1.30	$(0.08)		$(0.16)
2004	4.12	0.05		3.55		3.60	(0.05)		—
2003	4.95	0.02		(0.84)		(0.82)	(0.01)		—
2002	4.43	0.01		0.53		0.54	(0.02)		—
2001	7.35	(0.01)		(2.91)		(2.92)	—		—

* Commencement of Operations.

(1)	Expense ratios before waiver of fees and reimbursement of expenses (if any) by advisor and administrator.
(2)	For comparative purposes per share amounts are based on average shares outstanding.
(3)	Includes a tax return of capital of $(0.08) and $(0.02) for the years ended March 31, 2001 and March 31, 2002, respectively.
(4)	Amount represents less than $0.01 per share.
(5)	Not annualized
(6)	Annualized

See Notes to Financial Statements.

Total Distributions	Net Asset Value, End of Year	Total Return		Net Assets, End of Year (000’s)	Ratio of Net Operating Expenses to Average Net Assets		Ratio of Gross Operating Expenses to Average Net Assets (1)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate	Fee Waivers (Note 2)

$(1.12)	$22.34	43.97%		$292,333	1.10%		1.15%		0.12%	111%	$0.01	(2)
(0.04)	16.45	40.84%		150,035	0.99%		1.13%		0.45%	91%	0.02
(0.05)	11.72	(18.30)%		92,440	1.01%		1.19%		0.35%	78%	0.02
(0.53)	14.40	(2.82)%		129,169	0.98%		1.12%		0.77%	73%	0.02
(1.47)	15.41	11.98%		102,850	0.99%		1.05%		0.46%	59%	0.01

$(0.72)	$9.30	9.90%		$112,889	1.20%		1.56%		1.89%	17%	$0.03	(2)
(0.37)	9.17	45.65%		122,874	1.20%		1.35%		3.67%	38%	0.01
(0.25)	6.61	(3.49)%		79,374	1.17%		1.23%		4.09%	23%	—	(4)
(0.31)	7.10	22.37%		91,308	1.20%		1.33%		4.53%	25%	0.01
(0.34)	6.09	24.03%		44,237	1.20%		1.36%		5.52%	29%	0.01

$(0.19)	$8.39	10.73%		$195,668	1.05%		1.26%		2.35%	19%	$0.02	(2)
(0.04)	7.76	11.48	%(5)	100,024	1.05	%(6)	1.17	%(6)	2.44%	6%	—	(4)

$(0.05)	$10.98	10.30%		$43,579	1.05%		1.59%		0.74%	13%	$0.06	(2)

—	$13.05	15.71%		$240,322	1.50%		1.61%		0.52%	66%	$0.01	(2)
$(0.08)	11.28	66.51%		130,143	1.38%		1.49%		0.92%	58%	0.01
(0.03)	6.83	(29.72)%		89,679	1.40%		1.57%		0.55%	73%	0.01
(0.60)	9.75	(12.25)%		167,280	1.23%		1.53%		0.44%	50%	0.03
(0.73)	11.75	(38.41)%		302,067	1.41%		1.53%		(0.29)%	55%	0.02

$(0.01)	$8.88	5.32%		$134,579	1.50%		1.64%		0.35%	90%	$0.01	(2)
—	8.44	62.00%		114,830	1.45%		1.58%		0.20%	58%	0.01
(0.05)	5.21	(21.44)%		27,330	1.51%		1.66%		0.15%	73%	0.01
(0.02)	6.68	1.62%		23,541	1.43%		1.74%		0.35%	94%	0.02
(0.36)	6.59	(41.79)%		31,995	1.50%		1.68%		(0.63)%	75%	0.02

$(0.24)	$8.73	17.07%		$433,168	1.70%		1.90%		1.44%	21%	$0.02	(2)
(0.05)	7.67	87.57%		209,161	1.65%		1.92%		0.81%	14%	0.02
(0.01)	4.12	(16.62)%		30,049	1.61%		1.84%		0.51%	43%	0.01
(0.02)	4.95	12.16%		22,847	1.59%		1.93%		0.78%	31%	0.01
—	4.43	(39.73)%		12,258	1.65%		2.09%		(0.16)%	30%	0.02

See Notes to Financial Statements.

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS

1.    Significant Accounting Policies:

Excelsior Funds, Inc. (“Excelsior Fund”) was incorporated under the laws of the State of Maryland on August 2, 1984. Excelsior Funds Trust (the “Trust”) is a statutory trust organized under the laws of the State of Delaware on April 27, 1994. Excelsior Fund and the Trust are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as open-ended diversified management investment companies with the exception of Energy and Natural Resources Fund and Real Estate Fund, each of which are non-diversified.

Excelsior Fund and the Trust currently offer shares in fifteen and seven managed investment portfolios, respectively, each having its own investment objectives and policies. The following is a summary of significant accounting policies for Blended Equity Fund, Large Cap Growth Fund, Small Cap Fund, Value and Restructuring Fund, Energy and Natural Resources Fund, Real Estate Fund, International Fund, Pacific/Asia Fund and Emerging Markets Fund, portfolios of Excelsior Fund, and Mid Cap Value Fund, Equity Income Fund and Equity Core Fund, portfolios of the Trust. Such policies are in conformity with accounting principles generally accepted in the United States of America and are consistently followed by Excelsior Fund and the Trust (collectively the “Funds”) in the preparation of their financial statements. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The Emerging Markets Fund and Equity Core Fund offer two classes of shares: Shares and Institutional Shares. The Large Cap Growth Fund, Equity Income Fund and Small Cap Fund offer two classes of shares: Shares and Retirement Shares. The Mid Cap Value Fund and the Value and Restructuring Fund offer three classes of shares: Shares, Institutional Shares and Retirement Shares. The Financial Highlights of the Institutional Shares and Retirement Shares as well as the financial statements for the remaining portfolios of Excelsior Fund and the Trust are presented separately.

(a) Portfolio valuation:

Investments in securities that are traded on recognized domestic and foreign stock exchanges are valued at the last sale price on the exchange on which such securities are primarily traded or at the last quoted sale price on a national securities market. Securities traded over-the-counter are valued each business day on the basis of closing over-the-counter sale prices. Equity securities that are traded on the NASDAQ National Market System for which quotations are readily available are valued at the official closing price. Securities for which there were no transactions are valued at the last quoted sales price for the most recent day such prices were available. Securities for which market quotations are not readily available are valued in good faith at fair value pursuant to procedures adopted by the Board of Directors with regard to Excelsior Fund and the Board of Trustees with regard to the Trust.

Short-term debt instruments that mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method values a security at its cost at the time of purchase (or at its market value 61 days before maturity) and thereafter assumes a constant amortization to maturity of any bond premium or discount. Investments in securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant event has occurred subsequent to the close of such foreign exchange and prior to the time at which the Fund’s net asset value is determined, then such securities are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors with regard to Excelsior Fund and the Board of Trustees with regard to the Trust.

Investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The Funds do not isolate the portion of gains and losses on investment securities that is due to changes in foreign exchange rates from that which is due to changes in market prices of such securities. The Funds report gains and losses on foreign currency related transactions as realized and unrealized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income or loss for federal income tax purposes.

(b) Forward foreign currency exchange contracts:

The Funds’ participation in forward currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund generally arising in connection with the purchase or sale of its portfolio securities. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risk may also arise from unanticipated movements in the value of foreign currency relative to the U.S. dollar. Contracts are marked to market daily and the change in market value is recorded as unrealized appreciation or depreciation. Realized gains or losses arising from such transactions are included in net realized gains or losses from foreign currency transactions.

The International Fund had the following forward foreign currency contracts outstanding as of March 31, 2005:

Settlement Dates	Currency to Receive	In Exchange For	Unrealized Appreciation
Foreign Currency Purchases:
04/01/05	CAD 288,982	$238,434	$355

Currency Legend:
CAD Canadian Dollar

(c) Covered call options written:

Certain Funds may engage in writing covered call options. By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price, except insofar as the premium represents such a profit.

When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by that Fund is included in the liability section of that Fund’s statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the last quoted sale price for the most recent day such price was available. If an option expires on the stipulated expiration date, or if the Fund involved enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund involved may deliver the underlying security from its portfolio or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund involved will realize a gain or loss. Premiums from expired call options written by the Fund and net gains from closing purchase transactions are treated as short-term capital gains for Federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or is delivered upon exercise. As a result, the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period and to the risk that market values increase beyond the option exercise price, in each case to the extent not offset by the net premium. A Fund will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Fund to make a closing purchase transaction in order to close out its position.

During the year ended March 31, 2005, the Value and Restructuring Fund had the following written option transactions:

Written Option Transactions	Number of Contracts	Premiums
Outstanding, beginning of period	(15,385)	$(2,153,485)
Options written	(33,294)	(5,171,714)
Options expired	20,604	2,596,637
Options exercised	4,175	1,312,069
Options terminated in closing purchase transactions	3,900	782,521

Outstanding, end of year	(20,000)	$(2,633,972)

(d) Concentration of risks:

The International Fund, Pacific/Asia Fund and Emerging Markets Fund invest primarily in securities of companies that are located in or conduct a substantial amount of their business in foreign countries, including emerging market countries. Prices of securities in foreign markets generally, and emerging markets in particular, have historically been more volatile than prices in U.S. markets. Some countries in which the Funds may invest require government approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

(e) Security transactions and investment income:

Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and, when appropriate, discounts on investments, is earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the dividend.

(f) Repurchase agreements:

The Funds may purchase portfolio securities from financial institutions deemed to be creditworthy by the investment adviser subject to the seller’s agreement to repurchase and the Funds’ agreement to resell such securities at mutually agreed upon prices. Securities purchased subject to such repurchase agreements are deposited with the Funds’ custodian or sub-custodian or are maintained in the Federal Reserve/Treasury book-entry system and must have, at all times, an aggregate market value not less than the repurchase price (including accrued interest).

Default or bankruptcy of the seller may, however, expose the applicable Fund to possible delay in connection with the disposition of the securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.

(g) Distributions to shareholders:

Dividends equal to all or substantially all of each Fund’s net investment income will be declared and paid as follows: for the Blended Equity Fund, Large Cap Growth Fund, Small Cap Fund, Value and Restructuring Fund, Mid Cap Value Fund, Energy and Natural Resources Fund, Real Estate Fund, Equity Income Fund and Equity Core Fund, dividends will be declared and paid at least quarterly; and for the International Fund, Pacific/Asia Fund and Emerging Markets Fund, dividends will be declared and paid semiannually. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

(h) Expense allocation:

Expenses directly attributable to a Fund are charged to that Fund. Other expenses are allocated to the respective Fund based on average daily net assets. Expenses attributable to a specific class of shares, such as shareholder servicing fees, are charged directly to that class.

(i) Organization and offering costs:

Organization costs of the Equity Income Fund, which commenced operations on September 30, 2003, and the Equity Core Fund, which commenced operations on March 31, 2004, have been expensed as incurred. Offering costs, including costs of printing initial prospectuses and registration fees, were amortized to expense over twelve months.

2.    Investment Advisory Fee, Administration Fee, Shareholder Servicing Fees and Related Party

Transactions:

United States Trust Company of New York (“U.S. Trust NY”) and U.S. Trust Company, N.A. (together, the “Adviser” or “U.S. Trust”), acting through their respective registered investment advisory divisions, U.S. Trust New York Asset Management Division and U.S. Trust Company, N.A. Asset Management Division, serve as the investment adviser to the Funds. For the services provided pursuant to the Investment Advisory Agreements, the Adviser receives a fee, computed daily and paid monthly, as follows:

Blended Equity Fund	0.75%
Large Cap Growth Fund	0.75%
Small Cap Fund	0.60%
Value and Restructuring Fund	0.60%
Mid Cap Value Fund	0.65%
Energy and Natural Resources Fund	0.60%
Real Estate Fund	1.00%
Equity Income Fund	0.75%
Equity Core Fund	0.75%
International Fund	1.00%
Pacific/Asia Fund	1.00%
Emerging Markets Fund	1.25%

U.S. Trust NY is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company, N.A. is a national bank organized under the laws of the United States. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company. U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation (“Schwab”).

U.S. Trust Company, N.A., and BISYS Fund Services, Ohio, Inc. (collectively, the “Administrators”) provide administrative services to the Funds. For the services provided to the Funds, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Fund, Excelsior Tax-Exempt Funds, Inc. (“Excelsior Tax-Exempt Fund”) and the Trust (excluding the international equity portfolios of Excelsior Fund and the Trust), all of which are affiliated investment companies, as follows: 0.200% of the first $200 million, 0.175% of the next $200 million and 0.150% over $400 million. The Administrators are entitled jointly to annual fees, computed daily and paid monthly, at the annual rate of 0.20% of the average daily net assets of the International Equity Fund, International Fund, Pacific/Asia Fund and Emerging Markets Fund. Administration fees payable by each Fund of the three investment companies are determined in proportion to the relative average daily net assets of the respective Fund for the period paid. For the five month period ended August 31, 2004, U.S. Trust Company, N.A. voluntarily agreed to waive a portion of its administration fee in an amount equal to an annual rate of 0.04% of the average daily net assets of each Fund. For the year ended March 31, 2005, administration fees charged by U.S. Trust Company, N.A. were as follows:

	Administration Fees	Waiver Administration Fees	Net Administration Fees
Blended Equity Fund	$816,805	$(92,015)	$724,790
Large Cap Growth Fund	246,253	(23,079)	223,174
Small Cap Fund	672,219	(63,801)	608,418
Value and Restructuring Fund	5,757,405	(557,110)	5,200,295
Mid Cap Value Fund	462,079	(47,237)	414,842
Energy and Natural Resources Fund	290,241	(26,487)	263,754
Real Estate Fund	176,766	(17,826)	158,940
Equity Income Fund	219,261	(19,651)	199,610
Equity Core Fund	30,439	(1,008)	29,431
International Fund	358,933	(25,422)	333,511
Pacific/Asia Fund	236,513	(18,554)	217,959
Emerging Markets Fund	509,471	(30,644)	478,827

From time to time, in its sole discretion, U.S. Trust may undertake to waive a portion or all of the fees payable to it and may also reimburse the Funds for a portion of other expenses. For the year ended March 31, 2005, U.S. Trust has contractually agreed to waive investment advisory fees and to reimburse other ordinary operating expenses to the extent necessary to keep total operating expenses from exceeding the following annual percentages of each Fund’s average daily net assets:

Blended Equity Fund — Shares	1.05%
Large Cap Growth Fund — Shares	1.05%
Small Cap Fund — Shares	1.05%
Value and Restructuring Fund — Shares	1.14%
Mid Cap Value Fund — Shares	1.14%
Energy and Natural Resources Fund — Shares	1.25%
Real Estate Fund — Shares	1.20%
Equity Income Fund — Shares	1.05%
Equity Core Fund — Shares	1.05%
International Fund — Shares	1.50%
Pacific/Asia Fund — Shares	1.50%
Emerging Markets Fund — Shares	1.70%
Value and Restructuring Fund — Institutional Shares	0.89%
Mid Cap Value Fund — Institutional Shares	0.89%
Equity Core Fund — Institutional Shares	0.80%
Emerging Markets — Institutional Shares	1.45%
Large Cap Growth Fund — Retirement Shares	1.55%
Small Cap Fund — Retirement Shares	1.55%
Value and Restructuring Fund — Retirement Shares	1.64%
Mid Cap Value Fund — Retirement Shares	1.64%
Equity Income Fund — Retirement Shares	1.55%

For the year ended March 31, 2005, pursuant to the above, investment advisory fees waived by U.S. Trust were as follows:

Blended Equity Fund	$(867,936)
Large Cap Growth Fund	(339,084)
Small Cap Fund	(56,545)
Value and Restructuring Fund	—
Mid Cap Value Fund	(222,455)
Energy and Natural Resources Fund	(50,164)
Real Estate Fund	(382,293)
Equity Income Fund	(281,616)
Equity Core Fund	(100,187)
International Fund	(172,930)
Pacific/Asia Fund	(132,880)
Emerging Markets Fund	(472,863)

The Funds have entered into shareholder servicing agreements with various service organizations, which may include Charles Schwab & Co. Inc. (“CS & Co.”) and U.S. Trust. Services included in the servicing agreements are assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements. Shareholder servicing fees are incurred on a Fund or class level (where applicable). In consideration for these services, each service organization receives a fee, computed daily and paid monthly, at an annual rate up to 0.25% of the average daily net assets of the Fund’s shares held by each service organizations’ customers. The Adviser, out of its own resources, may additionally compensate certain organizations for providing these services.

For the year ended March 31, 2005, shareholder servicing fees paid to CS & Co. and U.S. Trust were as follows:

Blended Equity Fund	$1,275,589
Large Cap Growth Fund	378,816
Small Cap Fund	1,028,717
Value and Restructuring Fund	4,751,166
Mid Cap Value Fund	520,007
Energy and Natural Resources Fund	299,870
Real Estate Fund	248,917
Equity Income Fund	357,870
Equity Core Fund	45
International Fund	406,940
Pacific/Asia Fund	270,497
Emerging Markets Fund	323,588

Effective January 1, 2005, BISYS Fund Services Limited Partnership became the Distributor for the Funds. Prior to January 1, 2005, Edgewood Services, Inc. (a wholly-owned subsidiary of Federated Investors, Inc.) served as the Distributor of the Funds. Shares of each Fund are sold without a sales charge on a continuous basis by the Distributor.

Certain Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, under which they may compensate the Distributor monthly for its services that are intended to result in the sale of Fund Shares (in the case of Mid Cap Value Fund) or Retirement Shares (in the case of Large Cap Growth Fund, Small Cap Fund, Value and Restructuring Fund, Mid Cap Value Fund and Equity Income Fund), in an amount not to exceed the annual rate of 0.25% or 0.50%, respectively, of the average daily net asset value of such Fund’s Shares or Retirement Shares. There were no fees charged for the year ended March 31, 2005.

Effective July 31, 2004, each Independent Director/Trustee of the Funds receives a total annual fee of $100,000 paid by the Funds and other affiliated investment companies managed by U.S. Trust. The Chairman of the Board receives an additional $30,000, the Chairman of the Audit Committee receives an additional $15,000, and the Chairman of the Nominating Committee receives an additional $5,000 for serving in those capacities. Prior to July 31, 2004, each Independent Director of Excelsior Fund received an annual fee of $15,000, plus a meeting fee of $2,500 for each meeting attended. The Chairman received an additional annual fee of $7,500. Independent Trustees of the Trust received an annual fee of $6,000, plus a meeting fee of $1,000 for each meeting attended. The Chairman of the Board received an additional annual fee of $5,000. Each member of the Nominating Committee for Excelsior Fund, the Trust and Excelsior Tax-Exempt Fund received an annual fee of $3,000 for each meeting attended. In addition, Directors and Trustees are reimbursed by Excelsior Fund and the Trust, respectively, for reasonable expenses incurred when acting in their capacity as Directors and Trustees.

The Funds’ Board of Directors/Trustees selected Deloitte & Touche LLP in November of 2004 to be their registered public accounting firm and to re-audit the Funds’ March 31, 2004 financial statements. All expenses in connection with the re-audit, including costs of audit, legal services, and printing and mailing of the financial statements, were paid by the Adviser. Such expenses are reflected in the Statements of Operations as “re-audit expenses” and the corresponding expense waiver “re-audit expenses paid by Investment Adviser.”

3.    Purchases, Sales and Maturities of Securities:

For the year ended March 31, 2005, purchases, sales and maturities of securities, excluding short-term investments, for the Funds aggregated:

	Purchases	Sales and Maturities
Blended Equity Fund	$103,722,089	$248,277,650
Large Cap Growth Fund	111,700,899	38,674,489
Small Cap Fund	365,410,661	268,128,237
Value and Restructuring Fund	1,249,651,610	304,807,240
Mid Cap Value Fund	83,791,436	90,195,837
Energy and Natural Resources Fund	279,877,312	210,286,926
Real Estate Fund	19,834,621	34,020,135
Equity Income Fund	107,412,418	26,679,008
Equity Core Fund	95,222,823	2,758,187
International Fund	185,474,623	114,133,280
Pacific/Asia Fund	122,644,102	103,471,971
Emerging Markets Fund	237,877,887	51,150,876

4.    Federal Taxes:

It is the policy of Excelsior Fund and the Trust that each Fund qualify or continue to qualify as a regulated investment company, by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders.

In order to avoid a federal excise tax, each Fund is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective twelve-month periods ending October 31 and December 31 each calendar year.

Net realized gains of the Funds derived in certain countries are subject to certain foreign taxation.

Dividends and distributions are determined in accordance with federal income tax regulations and may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for net operating losses, foreign currency transactions, passive foreign investment companies, partnership income, deferral of losses on wash sales, dividends received from real estate investment trusts, and net capital losses and net currency losses incurred after October 31 through the end of the fiscal year (“Post-October losses”). To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that these differences arise. Accordingly, the following reclassifications, as of March 31, 2005, were made to/from the following accounts:

	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In-Capital
Blended Equity Fund	—	$(31,939,888)	$31,939,888
Large Cap Growth Fund	$953,709	3	(953,712)
Small Cap Fund	2,842,605	(4,708,605)	1,866,000
Value and Restructuring Fund	312,308	(312,308)	—
Mid Cap Value Fund	364,541	(9,893,533)	9,528,992
Energy and Natural Resources Fund	31,070	(1,876,837)	1,845,767
Real Estate Fund*	(615,082)	837,421	(222,339)
Equity Income Fund	914	(914)	—
Equity Core Fund	(2,454)	2,893	(439)
International Fund	(54,495)	25,827,275	(25,772,780)
Pacific/Asia Fund	(4,659)	4,654	5
Emerging Markets Fund	(8,275)	8,278	(3)

*	The Real Estate Fund has a tax year end of June 30.

The tax character of dividends and distributions declared during the years ended March 31, 2005 and March 31, 2004 were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Blended Equity Fund
2005	$4,368,038	$3,153,196	—	$7,521,234
2004	2,883,929	—	—	2,883,929
Value and Restructuring Fund
2005	31,941,541	—	—	31,941,541
2004	16,245,250	—	—	16,245,250
Mid Cap Value Fund
2005	4,730,945	—	—	4,730,945
2004	533,846	—	—	533,846
Energy and Natural Resources Fund
2005	465,778	10,741,372	—	11,207,150
2004	355,796	—	—	355,796
Real Estate Fund
2005	3,121,363	6,178,686	222,339	9,522,388
2004	3,725,211	944,558	—	4,669,769
Equity Income Fund
2005	3,360,556	—	—	3,360,556
2004	219,601	—	—	219,601

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Equity Core Fund
2005	$69,065	—	—	$69,065
2004*	—	—	—	—
International Fund
2005	29,357	—	—	29,357
2004	926,946	—	—	926,946
Pacific/Asia Fund
2005	112,049	—	—	112,049
2004	—	—	—	—
Emerging Markets Fund
2005	3,090,328	$5,577,055	—	8,667,383
2004	925,467	—	—	925,467

*	Equity Core Fund commenced operations on March 31, 2004.

As of March 31, 2005 (except for Real Estate Fund which is as of June 30, 2004), the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses	Post-October Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings/ (Deficit)
Blended Equity Fund	$4,216,727	$21,336,026	—	—	$195,549,598	$221,102,351
Large Cap Growth Fund	—	—	$(138,913,076)	—	26,784,748	(112,128,328)
Small Cap Fund	—	21,177,386	—	—	92,937,728	114,115,114
Value and Restructuring Fund	10,697,424	—	(165,302,979)	—	1,214,963,822	1,060,358,267
Mid Cap Value Fund	388,063	—	(121,536)	—	73,626,164	73,892,691
Energy and Natural Resources Fund	11,075,862	14,282,755	—	—	59,260,241	84,618,858
Real Estate Fund (1)	—	6,448,395	—	—	27,204,670	33,653,065
Equity Income Fund	1,416,452	—	—	$(539,313)	14,387,944	15,265,083
Equity Core Fund	167,351	—	(59,322)	(2,893)	495,790	600,926
International Fund	923,854	—	(99,757,337)	(38,655)	35,794,884	(63,077,254)
Pacific/Asia Fund	1,350,650	—	(19,704,802)	—	14,159,921	(4,194,231)
Emerging Markets Fund	596,420	—	(1,892,527)	(1,209,853)	67,002,592	64,496,632

(1)	The components of distributable earnings for the Real Estate Fund are estimated at March 31, 2005. The actual amounts to be distributed will not be determined until June 30, 2005 when the portfolio completes its tax year end.

Post-October losses are deemed to arise on the first business day of a Fund’s next taxable year.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. To the extent that such carryforwards are utilized, capital gains distributions will be reduced. At March 31, 2005, the following Funds had capital loss carryforwards available to offset future net capital gains through the indicated expiration dates:

	Expires
	2008	2009	2010	2011	2012	2013	Total
Large Cap Growth Fund	$8,373,927	—	$24,653,640	$83,374,895	$22,030,449	$480,165	$138,913,076
Value and Restructuring Fund	—	—	7,063,026	130,876,419	27,363,534	—	165,302,979
Mid Cap Value Fund	—	—	—	121,536	—	—	121,536
International Fund	—	—	15,154,055	69,463,465	15,141,183	—	99,758,703
Pacific/Asia Fund	—	$3,035,139	13,687,497	2,982,166	—	—	19,704,802
Emerging Markets Fund	—	—	—	—	1,892,527	—	1,892,527

The International Fund acquired $32,286,998 of capital loss carryforwards from its merger with the Pan European Fund. However, future utilization of the capital loss carryforwards is limited to a maximum of $6,514,230 for the International Fund, included in the above totals, pursuant to Sections 382-383 of the Internal Revenue Code, as amended.

At March 31, 2005, aggregate gross unrealized appreciation for all securities and call options written for which there was an excess of value over estimated tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of estimated tax cost over value is as follows:

	Federal Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation
Blended Equity Fund	$270,331,515	$197,482,176	$(1,932,578)	$195,549,598
Large Cap Growth Fund	192,494,826	34,414,355	(7,629,607)	26,784,748
Small Cap Fund	396,547,945	111,477,627	(18,539,899)	92,937,728
Value and Restructuring Fund	3,413,155,075	1,398,133,172	(183,169,350)	1,214,963,822
Mid Cap Value Fund	222,398,527	82,723,849	(9,097,685)	73,626,164
Energy and Natural Resources Fund	248,038,730	62,299,541	(3,039,300)	59,260,241
Real Estate Fund	85,490,785	28,149,891	(945,221)	27,204,670
Equity Income Fund	181,838,077	18,654,830	(4,266,886)	14,387,944
Equity Core Fund	97,336,211	3,409,171	(2,913,381)	495,790
International Fund	202,348,381	39,903,043	(4,108,159)	35,794,884
Pacific/Asia Fund	120,216,832	16,649,456	(2,489,535)	14,159,921
Emerging Markets Fund	364,044,174	77,588,198	(10,585,606)	67,002,592

5.    Capital Transactions:

Excelsior Fund has authorized capital of 35 billion shares of Common Stock, 29.3756 billion of which is currently classified to represent interests in certain classes of shares. Authorized capital currently offered for each Fund is as follows: 2.25 billion shares of the Blended Equity Fund; 1.5 billion shares of the Value and Restructuring Fund; 1 billion shares each of the Large Cap Growth Fund, Small Cap Fund, Energy and Natural Resources Fund and Pacific/Asia Fund; 875 million shares of the International Fund; and 500 million shares each of Real Estate Fund and Emerging Markets Fund. Each share has a par value of $0.001 and represents an equal proportionate interest in the particular Fund with other shares of the same Fund, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Fund as are declared at the discretion of Excelsior Fund’s Board of Directors.

The Trust has authorized an unlimited number of shares of beneficial interest of each class of each Fund. Each share has a par value of $0.00001 and represents an equal proportionate interest in the particular Fund with other shares of the same Fund, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Fund as are declared at the discretion of the Trust’s Board of Trustees.

A redemption fee of 2% of the value of the shares redeemed or exchanged is imposed on shares of the International Fund, Pacific/Asia Fund and Emerging Markets Fund redeemed or exchanged 30 days or less after their date of purchase. The redemption fee is intended to limit short-term trading in the Fund.

Capital Share Transactions

	Blended Equity Fund
	Year Ended 03/31/05		Year Ended 03/31/04
	Shares	Amounts	Shares	Amounts
Sold
Shares	1,453,644	$50,182,768	2,516,258	$76,921,408
Issued as reinvestment of dividends
Shares	54,781	1,919,788	24,290	719,595
Redeemed
Shares	(3,867,630)	(133,154,580)	(3,775,754)	(118,896,601)
Redemption in-kind	(1,753,322)	(64,627,441)	—	—

Net Increase (Decrease)	(4,112,527)	$(145,679,465)	(1,235,206)	$(41,255,598)

	Large Cap Growth Fund
	Year Ended 03/31/05		Year Ended 03/31/04
	Shares	Amounts	Shares	Amounts
Sold
Shares	14,085,811	$111,219,637	8,064,149	$57,523,780
Retirement Shares	142	1,150	—	—
Redeemed
Shares	(4,443,816)	(34,760,488)	(4,333,821)	(30,217,153)
Retirement Shares	—	—	—	—

Net Increase (Decrease)	9,642,137	$76,460,299	3,730,328	$27,306,627

	Small Cap Fund
	Year Ended 03/31/05		Year Ended 03/31/04
	Shares	Amounts	Shares	Amounts
Sold
Shares	15,104,853	$235,106,641	21,479,092	$245,816,096
Retirement Shares	70	1,150	—	—
Redeemed
Shares	(7,918,805)	(124,749,437)	(15,766,201)	(180,674,365)
Redemption in-kind	(1,099,692)	(18,595,792)	—	—

Net Increase (Decrease)	6,086,426	$91,762,562	5,712,891	$65,141,731

	Value and Restructuring Fund
	Year Ended 03/31/05		Year Ended 03/31/04
	Shares	Amounts	Shares	Amounts
Sold
Shares	39,449,835	$1,550,480,361	38,649,596	$1,265,514,960
Institutional Shares	3,740,751	154,963,204	1,036,754	27,794,739
Retirement Shares	103	4,238	—	—
Issued as reinvestment of dividends
Shares	647,698	24,887,348	408,200	11,870,494
Institutional Shares	3,356	131,791	1,230	36,028
Redeemed
Shares	(18,527,714)	(724,974,993)	(18,583,380)	(585,647,998)
Institutional Shares	(873,380)	(36,474,886)	(19,867)	(715,478)
Retirement Shares	(75)	(3,149)	—	—

Net Increase (Decrease)	24,440,574	$969,013,914	21,492,533	$718,852,745

	Mid Cap Value Fund
	Year Ended 03/31/05		Year Ended 03/31/04
	Shares	Amounts	Shares	Amounts
Sold
Shares	4,506,275	$71,247,527	9,417,352	$127,160,451
Institutional Shares	1,440,444	23,328,088	3,131,670	45,488,248
Retirement Shares	68	1,150	—	—
Issued as reinvestment of dividends
Shares	65,005	1,086,350	7,386	94,100
Institutional Shares	40,959	681,342	179	2,276
Redeemed
Shares	(3,620,972)	(58,289,434)	(5,489,526)	(75,728,071)
Institutional Shares	(1,119,376)	(18,369,260)	(1,138,246)	(13,632,176)
Redemption in-kind	(1,892,982)	(33,430,054)	—	—

Net Increase (Decrease)	(580,579)	$(13,744,291)	5,928,815	$83,384,828

	Energy and Natural Resources Fund
	Year Ended 03/31/05		Year Ended 03/31/04
	Shares	Amounts	Shares	Amounts
Sold
Shares	6,720,085	$134,647,171	4,504,249	$64,768,581
Issued as reinvestment of dividends
Shares	370,420	6,947,444	15,674	206,503
Redeemed
Shares	(2,879,496)	(54,059,904)	(3,287,604)	(45,884,215)
Redemption in-kind	(249,566)	(5,779,941)	—	—

Net Increase (Decrease)	3,961,443	$81,754,770	1,232,319	$19,090,869

	Real Estate Fund
	Year Ended 03/31/05		Year Ended 03/31/04
	Shares	Amounts	Shares	Amounts
Sold
Shares	4,646,651	$42,090,605	8,266,532	$63,671,391
Issued as reinvestment of dividends
Shares	327,236	2,958,693	71,903	551,312
Redeemed
Shares	(5,186,990)	(46,102,897)	(6,950,905)	(52,882,782)
Redemption in-kind	(1,048,440)	(10,264,224)	—	—

Net Increase (Decrease)	(1,261,543)	$(11,317,823)	1,387,530	$11,339,921

	Equity Income Fund
	Year Ended 03/31/05		Period Ended 03/31/04*
	Shares	Amounts	Shares	Amounts
Sold
Shares	12,455,777	$99,825,944	13,207,804	$99,187,559
Retirement Shares	136	1,150	—	—
Issued as reinvestment of dividends
Shares	77,738	622,458	5,633	41,579
Redeemed
Shares	(2,085,368)	(16,772,371)	(326,844)	(2,473,071)

Net Increase (Decrease)	10,448,283	$83,677,181	12,886,593	$96,756,067

	Equity Core Fund
	Year Ended 03/31/05		Period Ended 03/31/04**
	Shares	Amounts	Shares	Amounts
Sold
Shares	4,146,420	$43,209,200	10	$100
Institutional Shares	4,994,257	56,502,175	—	—
Issued as reinvestment of dividends
Shares	2,246	23,331	—	—
Redeemed
Shares	(179,102)	(1,884,818)	—	—
Institutional Shares	(93,928)	(1,044,842)	—	—

Net Increase (Decrease)	8,869,893	$96,805,046	10	$100

	International Fund
	Year Ended 03/31/05		Year Ended 03/31/04
	Shares	Amounts	Shares	Amounts
Sold
Shares	11,128,396	$135,738,549	2,860,938	$27,374,650
Issued as reinvestment of dividends
Shares	540	5,983	12,649	129,149
Issued in connection with merger	2,194,980	22,740,352	—	—
Redeemed
Shares	(6,452,142)	(78,715,450)	(4,454,816)	(39,226,864)
Redemption fee	—	11,008	—	60,466

Net Increase (Decrease)	6,871,774	$79,780,442	(1,581,229)	$(11,662,599)

	Pacific/Asia Fund
	Year Ended 03/31/05		Year Ended 03/31/04
	Shares	Amounts	Shares	Amounts
Sold
Shares	6,880,415	$57,331,130	11,858,691	$85,179,338
Issued as reinvestment of dividends
Shares	3,310	26,777	—	—
Redeemed
Shares	(5,346,261)	(43,870,251)	(3,493,012)	(23,959,144)
Redemption fee	—	8,645	—	39,399

Net Increase (Decrease)	1,537,464	$13,496,301	8,365,679	$61,259,593

	Emerging Markets Fund
	Year Ended 03/31/05		Year Ended 03/31/04
	Shares	Amounts	Shares	Amounts
Sold
Shares	37,020,633	$308,671,668	25,421,706	$167,022,946
Institutional Shares	57	500	—	—
Issued as reinvestment of dividends
Shares	627,999	5,340,759	55,746	372,970
Redeemed
Shares	(15,283,468)	(117,126,423)	(5,499,805)	(36,825,422)
Redemption fee	—	76,701	—	608

Net Increase (Decrease)	22,365,221	$196,963,205	19,977,647	$130,571,102

*	Equity Income Fund commenced operations on September 30, 2003.
**	Equity Core Fund commenced operations on March 31, 2004.

6.    Line of Credit:

During the year ended March 31, 2005, the Funds and other affiliated funds participated in a $50 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. A commitment fee, equal to an annual rate of 0.15% of the average daily unused portion of the line of credit, is allocated among the participating Funds at the end of each quarter, and is included in miscellaneous expenses on the statements of operations. For the year ended March 31, 2005, the Funds had no borrowings under the agreement. Effective March 9, 2005, the unsecured line of credit was terminated.

7.    Guarantees:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

8.    Legal Proceedings:

The Adviser and Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (the “Companies”) were contacted in September, 2003 by the Office of the New York State Attorney General (the “NYAG”), and the Adviser was contacted by the Securities and Exchange Commission (the “SEC”) in connection with their investigations of practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares (the “Investigations”). The Adviser and the Companies have cooperated with respect to these Investigations. As disclosed previously by the Adviser and its affiliates, with respect to the Adviser, these investigations have focused on circumstances in which a small number of parties were permitted to engage in short-term trading of certain Excelsior Funds. The short-term trading activities permitted under these arrangements have been terminated and the Adviser has strengthened its policies and procedures to deter frequent trading in the Companies.

Five class actions filed against the Companies and two derivative actions purportedly brought on behalf of each of the Companies and each of the funds have been transferred to the United District Court for the District of Maryland for coordinated or consolidated pre-trial proceedings in a matter styled In Re Mutual Funds Investment Litigation, MDL Docket No. 1586. Lead plaintiffs were appointed and additional defendants were added (generally consisting of current and former directors and officers of the Companies). The five class actions were then consolidated and a single amended complaint was filed on or about September 29, 2004. Plaintiffs in the consolidated class action are seeking unspecified monetary damages from claimed injuries arising from allegedly illegal and improper mutual fund trading practices, as well as disgorgement of investment advisory fees, rescission and restitution of unspecified funds. The two derivative actions were also consolidated into a new amended complaint, also filed on or about September 29, 2004. Plaintiffs in the consolidated derivative action are seeking, on behalf of the Companies, unspecified monetary damages for similar claimed injuries, as well as removal of Excelsior Fund directors, removal of U.S. Trust as advisor to the Excelsior Funds, rescission of its investment advisory contracts and disgorgement of management fees and compensation relating to the Excelsior Funds.

The defendants in the consolidated actions have moved to dismiss such actions, and the Maryland court is scheduled to hear oral argument on the motions to dismiss on June 16-17, 2005. The defendants will not be required to answer the complaints until such motions have been decided, and discovery in the actions is currently stayed.

While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information, the Adviser believes that the likelihood is remote that the pending private lawsuits and Investigations will have a material adverse financial impact on the Companies, and further believes that the pending Investigations and private lawsuits are not likely to materially affect the Adviser’s ability to provide investment management services to the Companies.

9.    Merger:

On November 14, 2003, the Board of Directors of Excelsior Fund approved a proposed Plan of Reorganization (the “Plan”) of the Pan European Fund into the International Fund. Pan European Fund’s shareholders approved the proposed Plan at a special meeting held on April 7, 2004, and reconvened on April 21, 2004 and May 12, 2004.

At the close of business on May 14, 2004, in accordance with the Plan, all of the assets and liabilities of the Pan European Fund were transferred to the International Fund and all shares of the Pan European Fund were reclassified as shares of International Fund, and each holder of shares of Pan European Fund was issued full and fractional shares of the International Fund with the same aggregate dollar value as the shareholder had in the Pan European Fund immediately before the transaction. In accordance with the Plan, 2,721,234 shares of the Pan European Fund were exchanged for 2,194,980 shares of the International Fund in a tax-free exchange.

The value of the Pan European Fund on May 14, 2004 was $22,740,352, which included $952,224 in unrealized gains, $(1,417) of accumulated net investment losses, and $(32,409,541) of accumulated net realized losses on investments. Upon the business combination of the Pan European Fund and International Fund on May 14, 2004, the value of the International Fund combined with the Pan European Fund was $153,058,555.

10.    Other Federal Tax Information (Unaudited):

For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended March 31, 2005, qualify for the corporate dividends received deduction for the following Funds:

Fund	Percentage
Blended Equity Fund	100.00%
Value and Restructuring Fund	99.85%
Mid Cap Value Fund	93.48%
Energy and Natural Resources Fund	54.89%
Equity Income Fund	95.04%

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors/Trustees and Shareholders of

Excelsior Funds, Inc. and Excelsior Funds Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Blended Equity Fund, Large Cap Growth Fund, Small Cap Fund, Value and Restructuring Fund, Mid Cap Value Fund, Energy and Natural Resources Fund, Real Estate Fund, Equity Income Fund, Equity Core Fund, International Fund, Pacific/Asia Fund, and Emerging Markets Fund (nine of the portfolios constituting the Excelsior Funds, Inc. and three of the portfolios constituting the Excelsior Funds Trust) (collectively, the “Funds”) as of March 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights (Shares) for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three year period ended March 31, 2003 were audited by other auditors whose reports dated May 16, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Blended Equity Fund, Large Cap Growth Fund, Small Cap Fund, Value and Restructuring Fund, Mid Cap Value Fund, Energy and Natural Resources Fund, Real Estate Fund, Equity Income Fund, Equity Core Fund, International Fund, Pacific/Asia Fund, and Emerging Markets Fund as of March 31, 2005, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

May 27, 2005

Directors/Trustees and Officers of the Excelsior Funds Complex (Unaudited)

Information pertaining to the Directors/Trustees and Officers of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust (each a “Company” and collectively, the “Excelsior Funds Complex”) is set forth below. Directors/Trustees who are not deemed to be “interested persons” of the Excelsior Funds Complex as defined in the 1940 Act are referred to as “Independent Board Members.” Directors/Trustees who are deemed to be “interested persons” of the Excelsior Funds Complex are referred to as “Interested Board Members”. The following information is as of May 20, 2005.

Name and Address(1) Age Time Served with the Excelsior Funds Complex	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director/Trustee(3)	Other Directorships Held by Director/Trustee(4)
DIRECTORS/TRUSTEES(2) INDEPENDENT BOARD MEMBERS
Frederick S. Wonham Age: 74 Since 1997	Retired. Chairman of the Boards and Director (since 1997) and President and Treasurer (from 1995 to February 2002) of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc.; Chairman of the Board and Trustee (since 1997) and President and Treasurer (from 1995 to February 2002) of Excelsior Funds Trust.	29	None.

Rodman L. Drake Age: 62 Since 1994	Director of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 1996); Trustee of Excelsior Funds Trust (since 1994); Director, Crystal River Capital Inc. (a private REIT) (since March 2005); Director, Parson Brinkerhoff, Inc. (engineering firm) (since 1995); Co-Founder of Baringo Capital LLC (since 2002); President, Continuation Investments Group, Inc. (from 1997 to 2001).	29	Director and Chairman, Hyperion Total Return Fund, Inc., Hyperion Strategic Mortgage Fund Inc., and Hyperion 2005 Term Trust Inc. (since 1991); Director, Jackson Hewitt Inc. (since June 2004).

Morrill Melton ("Mel") Hall, Jr. Age: 60 Since 2000	Director of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 2000); Trustee of Excelsior Funds Trust (since 2000); Chairman and Chief Executive Officer, Comprehensive Health Services, Inc. (health care management and administration) (since 1991).	29	None.

Roger M. Lynch Age: 64 Since 2001	Retired. Director of Excelsior Funds, Inc. and Excelsior Tax- Exempt Funds, Inc. and Trustee of Excelsior Funds Trust (since 2001); Director, SLD Commodities, Inc. (importer of nuts) (since 1991); President, Corporate Asset Funding Co., Inc. (asset securitization) (from 1987 to 1999); Limited Partner (from 1986 to 1999), Goldman Sachs & Co.	29	None.

Name and Address(1) Age Time Served with the Excelsior Funds Complex	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director/Trustee(3)	Other Directorships Held by Director/Trustee(4)
Jonathan Piel Age: 66 Since 1994	Retired. Director, Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 1996); Trustee, Excelsior Funds Trust (since 1994).	29	None.

John. D. Collins Age: 66 Since 2005	Retired. Director, Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 2005); Trustee, Excelsior Funds Trust (since 2005). Consultant, KPMG, LLP (from July 1999 to June 2000); Partner, KPMG, LLP (from March 1962 to June 1999).	29	Director, CCC Information Services Inc. (software to automate process of settling automobile claims) (since September 2004); Director, Mrs. Fields’ Companies, Inc. (consumer products) (since December 2004).
INTERESTED BOARD MEMBER(5)
James L. Bailey 114 West 47th Street New York, NY 10036 Age: 59 Since 2004	Chief Operating Officer of U.S. Trust Corporation (since December 2004) and Executive Vice President of U.S. Trust Corporation and United States Trust Company of New York (since 2003); President, Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (from 2003 to July 2004); Consultant in the financial services industry (from August 2000 to January 2003); Executive Vice President of Citicorp (from 1992 to August 2000).	29	None.
OFFICERS
Mary Martinez 114 West 47th Street New York, NY 10036 Age: 45 President Since July 2004	Managing Director of United States Trust Company of New York (since 2003) and Chief Executive Officer of National Private Banking (since October 2004); Managing Director and Director of Relationship Management Service, Marketing, Information and Technology at Bessemer Trust (from 1998 to 2003).	N/A	N/A

Joseph Trainor, CFA 114 West 47th Street New York, NY 10036 Age: 44 Vice President Since February 2004	Managing Director of United States Trust Company of New York and President, U.S. Trust Institutional (since 2003); President of MFS Institutional Advisors (from 1998 to 2002).	N/A	N/A

Name and Address(1) Age Time Served with the Excelsior Funds Complex	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director/Trustee(3)	Other Directorships Held by Director/Trustee(4)
Agnes Mullady 225 High Ridge Road Stamford, CT 06905 Age: 46 Treasurer/Chief Financial and Chief Accounting Officer Since February 2004	Senior Vice President, U.S. Trust Company, N.A. (since 2004); Chief Financial Officer, AMIC Distribution Partners (from 2002 to 2004); Controller Reserve Management Corporation, Reserve Management Company, Inc. and Reserve Partners, Inc. (from 2000 to 2002); Vice President and Treasurer, Northstar Funds; Senior Vice President and Chief Financial Officer, Northstar Investment Management Corp.; President and Treasurer, Northstar Administrators Corp.; and Vice President and Treasurer, Northstar Distributors, Inc. (from 1993 to 2000).	N/A	N/A

Scott Rhodes 225 High Ridge Road Stamford, CT 06905 Age: 46 Vice President and Assistant Treasurer Since November 2004	Vice President, U.S. Trust Company, N.A. (since August 2004); Vice President, BlackRock Financial Management, Inc. (2004); Controller, Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer, American Skandia Trust and American Skandia Advisor Funds, Inc. (from 1996 to 2003).	N/A	N/A

Alexandra Poe 114 West 47th Street New York, NY 10036 Age: 44 Secretary and Chief Legal Officer Since May 2004	Senior Vice President and Assistant General Counsel, United States Trust Company of New York (since May 2004); Chief Legal Officer for Managed Accounts and Alternative Investment Strategies, Prudential Investments (from 2001 to 2004); Senior Vice President and General Counsel, US Investment Management and Global Hedge Funds and President of the Schroder Mutual Funds, Schroders (from 1996 to 2001).	N/A	N/A

Sharon M. Davison 114 West 47th Street New York, NY 10036 Age: 50 Chief Compliance Officer Since September 2004	Senior Vice President of U.S. Trust Company of New York (since 2001); Director of Securities and Corporate Compliance (since 2001); Director of Special Investigations-New York Stock Exchange Division of Market Surveillance (from 2000 to 2001); Senior Counsel-New York Stock Exchange Division of Market Surveillance (from 1997 to 2000).	N/A	N/A

Name and Address(1) Age Time Served with the Excelsior Funds Complex	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director/Trustee(3)	Other Directorships Held by Director/Trustee(4)
Wyndham Clark 225 High Ridge Road Stamford, CT 06905 Age: 47 Anti-Money Laundering Officer Since May 2004	Vice President and AML Officer, U.S. Trust Company, N.A. (since 2003); Vice President and Deputy Director Risk Management, IBJ Whitehall (banking) (from 2001 to 2002); and Vice President and Chief Risk Officer, EMAC, LLC (commercial lender, asset backed security issuer) (from 1999 to 2001).	N/A	N/A

Ralph Pastore 225 High Ridge Road Stamford, CT 06905 Age: 35 Vice President Since May 2005	Vice President, U.S. Trust Company, N.A. (since 2001); Director, Mutual Fund Operations, American Skandia Investment Services, Inc. (from 1998 to 2001)	N/A	N/A

(1)	Each independent director/trustee may be contacted by writing to Excelsior Funds, 225 High Ridge Road, Stamford, CT 06905.
(2)	Each director/trustee shall hold office until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. The officers of each Company shall hold office for a one year term and until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed, or becomes disqualified in accordance with each Company’s by-laws.
(3)	The Excelsior Funds Complex consists of all registered investment companies (Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust) for which U.S. Trust serves as investment adviser. As of May 20, 2005, the Excelsior Funds Complex consisted of 29 Funds.
(4)	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.
(5)	“Interested person” of the Company is defined in the 1940 Act. Mr. Bailey is considered an “interested person” because of his affiliation with the Adviser.

For more information regarding the Directors/Trustees and Officers, please refer to the Statement of Additional Information, which is available upon request by calling 1-800-446-1012.

DISCLOSURE OF FUND EXPENSES (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. As a shareholder of the fund, you incur ongoing, or operating costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your fund’s costs in two ways.

•	Actual expenses. This section provides information about actual account values and actual expenses based on the Funds’ actual return for the period. This section is designed to help you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period”.

•	Hypothetical expenses. This section provides information about hypothetical account values and hypothetical expenses that would have been incurred by an investor in the Fund based on an assumed rate of return of 5% per year before expenses. This section is designed to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the year, but that the expense ratio is unchanged. In this case, because the return used is not the fund’s actual return, the results cannot be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only, which are described in the Prospectus. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 9/30/2004	Ending Account Value 3/31/2005	Annualized Expense Ratios**	Expenses Paid During Period*
Actual Fund Return
Blended Equity Fund — Shares	$1,000.00	$1,097.80	1.05%	$5.49
Large Cap Growth Fund — Shares	1,000.00	1,074.80	1.05%	5.43
Small Cap Fund — Shares	1,000.00	1,050.70	1.05%	5.37
Value and Restructuring Fund — Shares	1,000.00	1,093.80	1.07%	5.59
Mid Cap Value Fund — Shares	1,000.00	1,106.90	1.06%	5.57
Energy and Natural Resources Fund — Shares	1,000.00	1,234.40	1.10%	6.13
Real Estate Fund — Shares	1,000.00	1,076.30	1.20%	6.21
Equity Income Fund — Shares	1,000.00	1,092.90	1.05%	5.48
Equity Core Fund — Shares	1,000.00	1,097.90	1.05%	5.49
International Fund — Shares	1,000.00	1,163.00	1.50%	8.09
Pacific/Asia Fund — Shares	1,000.00	1,135.50	1.50%	7.99
Emerging Markets Fund — Shares	1,000.00	1,172.20	1.70%	9.21

Hypothetical 5% Return
Blended Equity Fund — Shares	1,000.00	1,019.70	1.05%	5.29
Large Cap Growth Fund — Shares	1,000.00	1,019.70	1.05%	5.29
Small Cap Fund — Shares	1,000.00	1,019.70	1.05%	5.29
Value and Restructuring Fund — Shares	1,000.00	1,019.60	1.07%	5.39
Mid Cap Value Fund — Shares	1,000.00	1,019.65	1.06%	5.34
Energy and Natural Resources Fund — Shares	1,000.00	1,019.45	1.10%	5.54
Real Estate Fund — Shares	1,000.00	1,018.95	1.20%	6.04
Equity Income Fund — Shares	1,000.00	1,019.70	1.05%	5.29
Equity Core Fund — Shares	1,000.00	1,019.70	1.05%	5.29
International Fund — Shares	1,000.00	1,017.45	1.50%	7.54
Pacific/Asia Fund — Shares	1,000.00	1,017.45	1.50%	7.54
Emerging Markets Fund — Shares	1,000.00	1,016.45	1.70%	8.55

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182) then divided by 365.
**	Annualized expense ratios of certain Funds are after fee waivers and expense reimbursements by the investment adviser. Absent such waivers and reimbursements, expenses paid during the period would have been greater.

AR-EQUITIES-0305/43796

Retirement Shares

EQUITY INCOME FUND

LARGE CAP GROWTH FUND

MANAGED INCOME FUND

MID CAP VALUE FUND

SMALL CAP FUND

VALUE AND RESTRUCTURING FUND

ANNUAL REPORT

March 31, 2005

This report must be preceded or accompanied by a current prospectus.

A description of the policies and procedures that Excelsior Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling (800) 881-9358, and (ii) on the Commission’s website at http://www.sec.gov.

Excelsior Funds file their June 30 and December 31 schedule of portfolio holdings with the Securities and Exchange Commission, on Form N-Q, within sixty days after the applicable reporting period. Excelsior Funds Form N-Q is available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You should consider the Fund’s investment objectives, risks and expenses carefully before you invest. Information about these and other important subjects is in the Fund’s prospectus, which you should read carefully before investing.

Excelsior Funds Trust and Excelsior Funds, Inc. are distributed by BISYS Fund Services Limited Partnership.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, BANK INSURANCE FUND, FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN A FUND IS SUBJECT TO RISK OF PRINCIPAL.

LETTER TO SHAREHOLDERS

March 31, 2005

Dear Fellow Shareholder:

The fiscal year ended March 31, 2005 was marked by a continuing uptrend in broad based market indices. Financial markets spent much of 2004 waiting to see who would win the U.S. Presidential election. Stocks rose in the post-election period, posting gains from the first week of November to year end. The markets held their ground despite higher than anticipated energy prices. On December 14th, the Standard & Poor’s 500 Index closed above 1200 for the first time since August of 2001, and stocks retained most of their year-end 2004 gains during the first quarter of 2005. Also, the Federal Reserve monetary policy took hold, with its seventh increase in the Federal Funds rate to 2.75% as of the end of the first quarter of 2005.

Going forward, our overall investment theme reflects a preference for goods versus services, real versus financial assets, and “old economy” sectors and industries stocks versus the so-called “new economy”. Creating the cities and the infrastructure that are springing up in giant global emerging economies has raised overall levels of demand for commodities that are in relatively short supply, particularly after a decade or more of capital under investment in tangible producing sectors. We expect to focus on opportunities for above-market returns, and our portfolio managers will aim to capitalize on these prospects as they take shape.

As always, we value your confidence in selecting Excelsior to fulfill your investment needs. We strongly believe that Excelsior’s array of funds will help meet the full range of your financial objectives.

Sincerely,

Mary Martinez

President

1

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2005

Equity Income Fund

Shares		Value
COMMON STOCKS — 87.20%
	CONSUMER DISCRETIONARY — 12.86%
208,300	Circuit City Stores, Inc.	$3,343,215
165,200	Leggett & Platt, Inc.	4,770,976
198,000	Newell Rubbermaid, Inc.	4,344,120
131,000	Officemax, Inc.	4,388,500
135,000	Snap-On, Inc.	4,291,650
229,400	Time Warner, Inc.(a)	4,025,970

		25,164,431

	CONSUMER STAPLES — 9.23%
220,100	Albertson’s, Inc.	4,545,065
68,700	Altria Group, Inc.	4,492,293
218,000	American Italian Pasta Co.	5,973,200
137,400	Sara Lee Corp.	3,044,784

		18,055,342

	ENERGY — 5.50%
85,300	BP plc ADR	5,322,720
93,300	ChevronTexaco Corp.	5,440,323

		10,763,043

	FINANCIAL — 14.26%
86,616	Bank of America Corp.	3,819,766
88,250	Citigroup, Inc.	3,965,955
65,000	Comerica, Inc.	3,580,200
82,100	Montpelier RE Holdings, Ltd.	2,885,815
64,960	Morgan Stanley	3,718,960
144,000	U.S. BanCorp.	4,150,080
343,000	Van der Moolen Holding NV ADR(a)	2,449,020
147,500	W. P. Stewart & Co., Ltd.	3,342,350

		27,912,146

	HEALTH CARE — 6.66%
54,800	Eli Lilly & Co.	2,855,080
84,300	Medtronic, Inc.	4,295,085
81,400	Merck & Co., Inc.	2,634,918
45,000	Pharmaceutical Holders Trust Index Fund(b)	3,237,300

		13,022,383

	INDUSTRIALS — 10.77%
89,845	Deluxe Corp.	3,581,222
135,200	General Electric Co.	4,875,311
113,900	Honeywell International, Inc.	4,238,219
70,475	Hubbell, Inc., Class B	3,601,273

Shares		Value
COMMON STOCKS — (continued)
	INDUSTRIALS — (continued)
151,100	RR Donnelley & Sons Co.	$4,777,782

		21,073,807

	INFORMATION TECHNOLOGY — 8.48%
305,000	AVX Corp.	3,736,250
216,500	Electronic Data Systems Corp.	4,475,055
174,000	Microsoft Corp.	4,205,580
270,000	Nokia Oyj ADR	4,166,100

		16,582,985

	RAW/INTERMEDIATE MATERIALS — 9.22%
82,500	Eastman Chemical Co.	4,867,500
145,000	Packaging Corp. of America	3,522,050
10,000	Pope Resources, Ltd.	365,900
48,000	Rayonier, Inc.	2,377,440
195,500	RPM, Inc.	3,573,740
115,500	Sonoco Products Co.	3,332,175

		18,038,805

	REAL ESTATE — 0.72%
38,000	Apartment Investment & Management Co., Class A	1,413,600

	TELECOMMUNICATION — 4.34%
220,300	AT&T Corp.	4,130,625
123,000	Verizon Communications, Inc.	4,366,500

		8,497,125

	UTILITIES — 5.16%
274,000	Centerpoint Energy, Inc.	3,296,220
178,200	Cleco Corp.	3,795,660
112,750	Vectren Corp.	3,003,660

		10,095,540

	TOTAL COMMON STOCKS (Cost $156,658,412)	170,619,207

FOREIGN COMMON STOCKS — 2.63%
	NETHERLANDS — 0.37%
100,000	Van der Moolen Holding NV(a)	716,925

	UNITED KINGDOM — 2.26%
363,400	Pearson plc	4,428,358

	TOTAL FOREIGN COMMON STOCKS (Cost $4,876,699)	5,145,283

See Notes to Financial Statements.

2

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2005

Equity Income Fund — (continued)

Shares		Value
PREFERRED STOCK — 1.17%
	ENERGY — 1.17%
45,400	EL Paso Tennessee Pipeline Co., Preferred Exchange, 8.25%	$2,294,121

	TOTAL PREFERRED STOCK (Cost $2,107,870)	2,294,121

CONVERTIBLE PREFERRED STOCKS — 4.31%
	CONSUMER DISCRETIONARY — 2.48%
56,000	Ford Motor Co. Capital Trust II, Preferred Exchange, 6.50%	2,539,040
124,000	General Motors, Series B, Preferred Exchange, 5.25%	2,316,320

		4,855,360

	ENERGY — 1.83%
99,000	EL Paso Energy Capital Trust I, Preferred Exchange, 4.75%	3,583,800

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $8,371,207)	8,439,160

Contracts
PUT OPTION PURCHASED — 0.01%
350	Centerpoint Energy, Inc. Expires 4/16/05 strike price 12.5	19,250

	TOTAL PUT OPTION PURCHASED (Cost $36,050)	19,250

Principal Amount
REPURCHASE AGREEMENT — 4.96%
$9,709,000	JP Morgan Chase Securities, Inc., 2.30%, dated 03/31/05, to be repurchased on 04/01/05, repurchase price $9,709,620 (collateralized by Federal National Mortgage Association MTN, par value $9,697,000, 4.63%, maturing on 10/15/14; total market value $9,915,826)	9,709,000

	TOTAL REPURCHASE AGREEMENT (Cost $9,709,000)	9,709,000

		Value
TOTAL INVESTMENTS (Cost $181,759,238)(c)	100.28%	$196,226,021
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.28)	(556,473)

NET ASSETS	100.00%	$195,669,548

(a)	Non-income producing security
(b)	Registered Investment Company
(c)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$18,733,669	$(4,266,886)	$14,466,783

ADR—American Depository Receipt

Ltd.—Limited

MTN—Medium Term Note

plc—Public limited company

See Notes to Financial Statements.

3

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2005

Equity Income Fund — (continued)

The summary of the Fund’s investments as of March 31, 2005 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Market Value
Consumer Discretionary	15.34%	$30,019,791
Financial	14.63	28,629,071
Industrials	10.77	21,073,807
Information Technology	10.74	21,011,343
Consumer Staples	9.23	18,055,342
Raw/Intermediate Materials	9.22	18,038,805
Energy	8.51	16,640,964
Health Care	6.66	13,022,383
Utilities	5.16	10,114,790
Repurchase Agreements	4.96	9,709,000
Telecommunication	4.34	8,497,125
Real Estate	0.72	1,413,600

Total Investment	100.28%	$196,226,021
Other Assets and Liabilities (Net)	(0.28)	(556,473)

Net Assets	100.00%	$195,669,548

See Notes to Financial Statements.

4

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2005

Large Cap Growth Fund

Shares		Value
COMMON STOCKS — 96.14%
	CONSUMER DISCRETIONARY — 21.53%
161,500	Carnival Corp., Class A	$8,367,315
110,600	eBay(a)	4,120,956
60,900	Kohls Corp.(a)	3,144,267
96,300	Lowes Companies, Inc.	5,497,767
492,900	News Corp., Class A	8,339,868
162,500	Petsmart, Inc.	4,671,875
87,600	Starbucks Corp.(a)	4,525,416
237,100	Univision Communications, Inc.(a)	6,565,299

		45,232,763

	FINANCIAL — 7.90%
32,300	Chicago Mercantile Exchange	6,267,169
42,700	Lehman Brothers Holding, Inc.	4,020,632
126,526	SLM Corp.	6,306,056

		16,593,857

	HEALTH CARE — 29.16%
97,900	Alcon, Inc.	8,741,491
78,400	Amgen, Inc.(a)	4,563,664
124,400	Boston Scientific Corp.(a)	3,643,676
204,700	Caremark Rx, Inc.(a)	8,142,966
73,600	Eli Lilly & Co.	3,834,560
257,100	Gilead Sciences, Inc.(a)	9,204,180
75,700	Medtronic, Inc.	3,856,915
88,900	Patterson Cos., Inc.(a)	4,440,555
222,800	Teva Pharmaceutical	6,906,800
101,700	Zimmer Holdings, Inc.(a)	7,913,277

		61,248,084

	INDUSTRIALS — 5.50%
57,900	Apollo Group, Inc., Class A(a)	4,288,074
104,900	Career Education Corp.(a)	3,593,874
68,600	Expeditors International of Washington, Inc.	3,673,530

		11,555,478

	INFORMATION TECHNOLOGY — 28.01%
183,700	Apple Computer, Inc.(a)	7,654,779
169,800	Broadcom Corp., Class A(a)	5,080,416
163,200	Dell, Inc.(a)	6,270,144
118,300	Electronic Arts, Inc.(a)	6,125,574
71,400	Infosys Technologies, Ltd. ADR	5,264,322
231,984	Qualcomm, Inc.	8,502,213
92,918	Research In Motion, Ltd.(a)	7,100,794

Shares		Value
COMMON STOCKS — (continued)
	INFORMATION TECHNOLOGY — (continued)
201,800	SAP AG ADR	$8,088,144
126,000	Symantec Corp.(a)	2,687,580
89,300	Veritas Software Corp.(a)	2,073,546

		58,847,512

	TELECOMMUNICATION — 4.04%
164,300	America Movil S.A. de C.V., Series L ADR	8,477,880

	Total COMMON STOCKS (Cost $175,170,826)	201,955,574

Principal Amount
REPURCHASE AGREEMENT — 8.25%
$17,324,000	JP Morgan Chase Securities, Inc., 2.30%, dated 03/31/05, to be repurchased on 04/01/05, repurchase price $17,325,107 (collateralized by Federal National Mortgage Association MTN, par value $17,302,000, 4.63%, maturing on 10/15/14; total market value $17,692,963)	17,324,000

	TOTAL REPURCHASE AGREEMENT (Cost $17,324,000)	17,324,000

TOTAL INVESTMENTS (Cost $192,494,826)(b)	104.39%	$219,279,574
LIABILITIES IN EXCESS OF OTHER ASSETS	(4.39)	(9,218,684)

NET ASSETS	100.00%	$210,060,890

(a)	Non-income producing security
(b)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$34,414,355	$(7,629,607)	$26,784,748

ADR—American Depository Receipt

Ltd.—Limited

MTN—Medium Term Note

See Notes to Financial Statements.

5

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2005

Large Cap Growth Fund — (continued)

The summary of the Fund’s investments as of March 31, 2005 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Market Value
Health Care	29.16%	$61,248,084
Information Technology	28.01	58,847,512
Consumer Discretionary	21.53	45,232,763
Repurchase Agreements	8.25	17,324,000
Financial	7.90	16,593,857
Industrials	5.50	11,555,478
Telecommunication	4.04	8,477,880

Total Investment	104.39%	$219,279,574
Other Assets and Liabilities (Net)	(4.39)	(9,218,684)

Net Assets	100.00%	$210,060,890

See Notes to Financial Statements.

6

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2005

Managed Income Fund

Principal		Rate	Maturity Date	Value
ASSET BACKED SECURITIES — 2.04%
$2,156,712	CIT RV Trust, 1999-A A4	6.16%	06/15/13		$2,177,136
2,161,000	Residential Asset Mortgage Products, Inc., 2003-FZ4 A2(a)	2.81	07/25/27		2,144,814

	TOTAL ASSET BACKED SECURITIES (Cost $4,273,185)				4,321,950

COLLATERALIZED MORTGAGE OBLIGATIONS — 13.76%
2,701,071	Citigroup Mortgage Loan Trust, 2004-HYB4 WA(a)	4.49	12/25/34		2,687,565
3,062,141	Countrywide Alternative Loan Trust, 2004-16CB 1A2	5.50	07/25/34		3,077,796
2,034,936	Countrywide Alternative Loan Trust, 2004-22CB 1A1	6.00	10/25/34		2,076,568
3,265,044	Wells Fargo Mortgage Backed Securities Trust, 2004-EE 3A1	3.99	01/25/35		3,204,434

				11,046,363

	FEDERAL HOME LOAN MORTGAGE CORPORATION — 7.07%
9,568,125	1602 PH	6.00	04/15/23		9,738,026
5,033,552	2333 UZ	6.50	07/15/31		5,248,183

					14,986,209

	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 1.48%
3,000,000	2005-25 B	6.21	03/16/21		3,127,349

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $29,294,034)				29,159,921

COMMERCIAL MORTGAGE-BACKED SECURITIES — 16.33%
1,477,000	Bank of America Commercial Mortgage, Inc., 2004-1 A4	4.76	11/10/39		1,445,378
3,705,581	Chase Commercial Mortgage Securities Corp., 1997-2 D	6.60	12/19/29		3,899,755
1,689,000	Greenwich Capital Commercial Funding Corp., 2004-GG1 A1	5.32	06/10/36		1,718,354
2,000,000	Morgan Stanley Capital I, 1997-C1F(b)	6.85	02/15/20		2,100,107
3,601,000	Morgan Stanley Capital I, 1999-WF1 B	6.32	11/15/31		3,798,947
3,150,000	Morgan Stanley Dean Witter Capital I, 2000-LIF2 C	7.50	10/15/33		3,524,429
4,000,000	Mortgage Capital Funding, Inc., 1996-MC1 G	7.15	06/15/06		4,125,009

Principal		Rate	Maturity Date	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)
$1,009,000	Mortgage Capital Funding, Inc., 1996-MC2 D	7.26%	10/20/06	$1,052,172
836,000	Mortgage Capital Funding, Inc., 1997-MC2 C(a)	6.88	11/20/27	881,797
3,061,000	Mortgage Capital Funding, Inc., 1998-MC1 C	6.95	03/18/30	3,252,450
2,521,000	Nomura Asset Securities Corp., 1998-D6 A4(a)	7.61	03/15/30	2,892,223
3,601,000	Wachovia Bank Commercial Mortgage Trust, 2003-C9 A3	4.61	12/15/35	3,560,007
2,305,000	Wachovia Bank Commercial Mortgage Trust, 2004-C12 A3	5.23	07/15/41	2,353,477

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $33,891,204)			34,604,105

CORPORATE BONDS — 14.11%
505,000	AK Steel Corp.	7.75	06/15/12	486,063
1,117,000	America Movil S.A.	4.13	03/01/09	1,074,240
3,421,000	Bank One Texas N.A.	6.25	02/15/08	3,587,344
700,000	British Telecommunications plc	8.88	12/15/30	932,742
1,081,000	CIT Group, Inc.	5.88	10/15/08	1,122,056
961,000	CMS Energy Corp.	9.88	10/15/07	1,042,685
1,441,000	Comcast Cable Communications	6.88	06/15/09	1,546,122
1,441,000	DaimlerChrysler N.A. Holding Corp.	7.20	09/01/09	1,550,876
1,081,000	Deutsche Telekom International Finance	8.75	06/15/30	1,413,408
181,000	Hercules, Inc.	11.13	11/15/07	207,245
2,773,000	Household Finance Corp.	8.00	07/15/10	3,172,220
649,000	IMC Global, Inc., Series B	10.88	06/01/08	743,105
1,437,000	International Lease Finance Corp.	4.50	05/01/08	1,427,721
2,881,000	Merrill Lynch & Co. MTN	5.00	02/03/14	2,822,461
1,441,000	Prudential Financial, Inc.	5.10	09/20/14	1,426,740
627,000	PSEG Energy Holdings, Inc.	8.63	02/15/08	661,485
800,000	Qwest Services Corp.(b)	14.00	12/15/10	926,000
1,596,000	Sprint Capital Corp.	8.38	03/15/12	1,865,242
1,153,000	Time Warner Cos., Inc.	7.25	10/15/17	1,307,450

See Notes to Financial Statements.

7

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2005

Managed Income Fund — (continued)

Principal		Rate	Maturity Date	Value
CORPORATE BONDS — (continued)
$1,441,000	Wal-Mart Stores	4.13%	02/15/11	$1,395,861
1,081,000	Weyerhaeuser Co.	6.88	12/15/33	1,200,497

	TOTAL CORPORATE BONDS (Cost $28,568,554)			29,911,563

TAX-EXEMPT SECURITIES — 4.22%
3,169,000	New York State Dormitory Authority, Personal Income Tax Revenue Bonds, Series B, (AMBAC)	5.50	03/15/28	3,624,544
1,441,000	New York State Dormitory Authority, Personal Income Tax Revenue Bonds, Series B, (AMBAC)	5.50	03/15/30	1,648,144
3,601,000	University of Texas Revenue Bonds, Series B	5.00	08/15/33	3,677,521

	TOTAL TAX-EXEMPT SECURITIES (Cost $9,257,739)			8,950,209

FOREIGN GOVERNMENT OBLIGATION — 1.06%
2,161,000	United Mexican States	6.38	01/16/13	2,242,038

	TOTAL FOREIGN GOVERNMENT OBLIGATION (Cost $2,198,956)			2,242,038

U.S. GOVERNMENT AGENCY BONDS & NOTES — 10.64%
	FANNIE MAE — 10.64%
2,000,000		6.25	02/01/11	2,137,068
18,000,000	Discount Note(c)	2.73	05/04/05	17,954,955
5,329,000	Discount Note	6.25	10/09/19	2,455,710

				22,547,733

	TOTAL U.S. GOVERNMENT AGENCY BONDS & NOTES (Cost $22,250,923)			22,547,733

U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES — 26.19%
	FEDERAL HOME LOAN MORTGAGE CORPORATION — 3.18%
3,355,322	Pool # A20105	5.00	04/01/34	3,285,094
3,397,249	Pool # C01811	5.00	04/01/34	3,326,143
136,304	Pool # C71221	5.00	09/01/32	133,860

				6,745,097

	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 18.92%
23,988,889	Pool # 11996, May TBA	5.00	05/01/35	23,381,682
1,282,401	Pool # 387203	4.80	01/01/12	1,286,394
1,095,029	Pool # 387204	4.80	01/01/12	1,098,439
5,182,934	Pool # 618322	6.00	12/01/31	5,304,508

Principal/ Shares		Rate	Maturity Date	Value
U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES — (continued)
	FEDERAL NATIONAL MORTGAGE ASSOCIATION — (continued)
$2,724,099	Pool # 728826 ARM(a)	4.10%	07/01/33	$2,705,560
6,299,361	Pool # 805386 ARM(a)	4.94	01/01/35	6,307,357

				40,083,940

	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 4.09%
548,861	Pool # 2562	6.00	03/20/28	564,684
771,468	Pool # 267812	8.50	06/15/17	841,436
2,571,829	Pool # 3413	4.50	07/20/33	2,457,698
2,414,218	Pool # 3442	5.00	09/20/33	2,381,738
36,755	Pool # 532751	9.00	08/15/30	40,672
136,374	Pool # 568670	6.50	04/15/32	142,611
398,889	Pool # 780548	8.50	12/15/17	433,731
391,833	Pool # 780865	9.50	11/15/17	432,724
717,221	Pool # 781084	9.00	12/15/17	781,102
578,818	Pool # 80311 ARM(a)	3.50	08/20/29	586,391

				8,662,787

	TOTAL U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES (Cost $55,007,487)			55,491,824

U.S. GOVERNMENT SECURITIES — 11.17%
	U.S. TREASURY PRINCIPAL ONLY STRIPS — 4.44%
4,836,000		0.00	05/15/17	2,714,785
4,545,000		0.00	05/15/17	2,539,382
8,642,000		0.00	02/15/20	4,164,182

				9,418,349

	U.S. TREASURY INFLATION PROTECTED BONDS — 2.70%
1,675,595		3.88	01/15/09	1,847,846
3,000,000		4.25	01/15/10	3,870,789

				5,718,635

	U.S. TREASURY NOTES — 4.03%
7,000,000	(c)	3.63	01/15/10	6,833,750
1,285,000		7.63	11/15/22	1,701,970

				8,535,720

	TOTAL U.S. GOVERNMENT SECURITIES (Cost $23,517,454)			23,672,704

REGISTERED INVESTMENT COMPANIES — 0.72%
764,706	Dreyfus Government Cash Management Fund			764,706
764,706	Fidelity U.S. Treasury II Fund			764,705

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $1,529,411)			1,529,411

See Notes to Financial Statements.

8

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2005

Managed Income Fund — (continued)

		Value
TOTAL INVESTMENTS (Cost $209,787,935)(d)	100.24%	$212,431,458

LIABILITIES IN EXCESS OF OTHER ASSETS	0.24	(498,472)

NET ASSETS	100.00%	$211,932,986

(a)	Variable Rate Security—The rate disclosed is as of March 31, 2005.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, these securities amounted to $3,026,107 or 1.43% of net assets.
(c)	All or part of the security is segregated by the fund’s custodian to cover future purchase commitments.
(d)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$3,669,100	$(1,025,577)	$2,643,523

AMBAC—American Municipal Bond Assurance Corp.

ARM—Adjustable Rate Mortgage

Discount Note—The rate reported is the discount rate at the time of purchase.

MTN—Medium Term Note

plc—public limited company

STRIPS—Separately Traded Registered Interest and Principal Securities

TBA—To Be Announced

The summary of the Fund’s investments as of March 31, 2005 is as follows: (Unaudited)

Portfolio Diversification	% of Net Assets	Value
U.S. Government & Agency Securities	48.00%	$101,712,261
Commercial Mortgage-Backed Securities	16.33	34,604,105
Corporate Bonds	14.11	29,911,563
Collateralized Mortgage Obligations	13.76	29,159,921
Tax-Exempt Securities	4.22	8,950,209
Asset Backed Securities	2.04	4,321,950
Foreign Government Obligation	1.06	2,242,038
Registered Investment Company	0.72	1,529,411

Total Investments	100.24%	$212,431,458
Other Assets and Liabilities (Net)	(0.24)	(498,472)

Net Assets	100.00%	$211,932,986

See Notes to Financial Statements.

9

Excelsior Funds Trust

Portfolio of Investments — March 31, 2005

Mid Cap Value Fund

Shares		Value
COMMON STOCKS — 97.99%
	CONSUMER DISCRETIONARY — 28.51%
85,900	Autozone, Inc.(a)	$7,361,630
90,400	Best Buy Co., Inc.	4,882,504
126,600	Black & Decker Corp.	10,000,133
562,200	Blockbuster, Inc., Class A	4,964,226
217,000	Brink’s Co.	7,508,200
452,000	Callaway Golf Co.	5,785,600
85,000	Centex Corp.	4,867,950
375,000	Interpublic Group of Companies, Inc.(a)	4,605,000
270,000	Limited Brands	6,561,000
264,300	Newell Rubbermaid, Inc.	5,798,742
149,200	Officemax, Inc.	4,998,200
135,600	Sherwin-Williams Co.	5,965,044
203,400	TJX Cos., Inc.	5,009,742
208,000	Zale Corp.(a)	6,181,760

		84,489,731

	CONSUMER STAPLES — 2.37%
205,000	Dean Foods Co.(a)	7,031,500

	ENERGY — 9.23%
217,000	Devon Energy Corp.	10,361,750
153,700	Noble Corp.	8,639,477
117,600	Occidental Petroleum Corp.	8,369,592

		27,370,819

	FINANCIAL — 13.02%
167,300	Ace Ltd.	6,904,471
189,900	CIT Group, Inc.	7,216,200
904,000	Instinet Group, Inc.(a)	5,315,520
72,400	Lehman Brothers Holding, Inc.	6,817,184
122,100	RenaissanceRe Holdings Ltd.	5,702,070
298,400	Sovereign Bancorp, Inc.	6,612,544

		38,567,989

	HEALTH CARE — 5.09%
316,400	Health Management Associates, Inc., Class A	8,283,352
198,900	Shire Pharmaceuticals plc ADR	6,818,292

		15,101,644

	INDUSTRIALS — 13.00%
227,000	Empresa Brasileira de Aeronautica S.A. ADR	7,105,100
153,700	Lincoln Electric Holdings, Inc.	4,623,296

Shares		Value
COMMON STOCKS — (continued)
	INDUSTRIALS — (continued)
194,400	Mueller Industries, Inc.	$5,472,360
379,700	Onex Corp.	6,199,742
406,800	United Rentals, Inc.(a)	8,221,428
176,300	York International Corp.	6,907,434

		38,529,360

	INFORMATION TECHNOLOGY — 11.39%
280,000	Avaya, Inc.(a)	3,270,400
200,000	Cabot Microelectronics Corp.(a)	6,276,000
245,000	Electronic Data Systems Corp.	5,064,150
280,400	Harris Corp.	9,155,060
365,000	Symbol Technologies, Inc.	5,288,850
379,700	Vishay Intertechnology, Inc.(a)	4,719,671

		33,774,131

	RAW/INTERMEDIATE MATERIALS — 5.04%
228,800	Aracruz Cellulose S.A. ADR	8,191,040
189,900	Georgia-Pacific Corp.	6,739,551

		14,930,591

	REAL ESTATE — 4.62%
325,500	Friedman Billings Ramsey Group, Inc., Class A	5,165,685
126,600	St. Joe Co.	8,520,180

		13,685,865

	UTILITIES — 5.72%
1,988,800	Calpine Corp.(a)	5,568,640
200,000	Centerpoint Energy, Inc.	2,406,000
406,800	EL Paso Corp.	4,303,944
248,600	Williams Cos., Inc.	4,676,166

		16,954,750

	TOTAL COMMON STOCKS (Cost $218,138,324)	290,436,380

FOREIGN COMMON STOCKS — 1.69%
	NETHERLANDS — 1.69%
99,500	Hunter Douglas NV	5,015,311

	TOTAL FOREIGN COMMON STOCKS (Cost $3,662,399)	5,015,311

See Notes to Financial Statements.

10

Excelsior Funds Trust

Portfolio of Investments — March 31, 2005

Mid Cap Value Fund — (continued)

Principal Amount		Value
REPURCHASE AGREEMENT — 0.19%
$573,000	JP Morgan Chase Securities, Inc., 2.30%, dated 3/31/05, to be repurchased 4/01/05, repurchase price $573,037 (collateralized by Federal National Mortgage Association MTN, par value $572,000, 4.63%, maturing 10/15/14; total market value $585,200)	$573,000

	TOTAL REPURCHASE AGREEMENT (Cost $573,000)	573,000

		Value
TOTAL INVESTMENTS (Cost $222,373,723)(b)	99.87%	$296,024,691
OTHER ASSETS IN EXCESS OF LIABILITIES	0.13	390,997

NET ASSETS	100.00%	$296,415,688

(a)	Non-income producing security.
(b)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$82,748,653	$(9,097,685)	$73,650,968

ADR—American Depository Receipt

MTN—Medium Term Note

plc—public limited company

The summary of the Fund’s investments as of March 31, 2005 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Market Value
Consumer Discretionary	30.20%	$89,505,042
Financial	13.02	38,567,989
Industrials	13.00	38,529,360
Information Technology	11.39	33,774,131
Energy	9.23	27,370,819
Utilities	5.72	16,954,750
Health Care	5.09	15,101,644
Raw/Intermediate Materials	5.04	14,930,591
Real Estate	4.62	13,685,865
Consumer Staples	2.37	7,031,500
Repurchase Agreements	0.19	573,000

Total Investment	99.87%	$296,024,691
Other Assets and Liabilities (Net)	0.13	390,997

Net Assets	100.00%	$296,415,688

See Notes to Financial Statements.

11

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2005

Small Cap Fund

Shares		Value
COMMON STOCKS — 99.57%
	CONSUMER DISCRETIONARY — 16.50%
440,000	BJ’s Wholesale Club, Inc.(a)	$13,666,400
800,000	Corinthian Colleges, Inc.(a)	12,576,000
1,000,000	Oakley, Inc.	12,820,000
200,000	Panera Bread Co., Class A(a)	11,306,000
1,000,000	Sotheby’s Holdings, Inc., Class A(a)	16,960,000
250,000	Thor Industries, Inc.	7,477,500
120,000	Urban Outfitters, Inc.(a)	5,756,400

		80,562,300

	CONSUMER STAPLES — 1.68%
300,000	American Italian Pasta Co.	8,220,000

	ENERGY — 5.63%
330,000	Cal Dive International, Inc.(a)	14,949,000
240,000	Helmerich & Payne, Inc.	9,525,600
80,000	Oceaneering International, Inc.(a)	3,000,000

		27,474,600

	FINANCIAL — 13.79%
320,000	Jefferies Group, Inc.	12,057,600
1,500,000	Knight Trading Group, Inc.(a)	14,460,000
1,600,000	LaBranche & Co., Inc.(a)	14,880,000
65,000	Park National Corp.	7,312,500
240,000	Philadelphia Consolidated Holdings Corp.(a)	18,607,200

		67,317,300

	HEALTH CARE — 9.90%
300,000	Arrow International, Inc.	10,305,000
430,000	Kensey Nash Corp.(a)	11,644,400
370,000	LifePoint Hospitals, Inc.(a)	16,220,800
1,500,000	Orthovita, Inc.(a)	5,100,000
224,930	Zoll Medical Group(a)	5,067,673

		48,337,873

	INDUSTRIALS — 10.08%
1,800,000	Quanta Services, Inc.(a)	13,734,000
400,000	Simpson Manufacturing Co., Inc.	12,360,000
450,000	Thomas & Betts Corp.(a)	14,535,000
220,000	Triumph Group, Inc.(a)	8,566,800

		49,195,800

Shares		Value
COMMON STOCKS — (continued)
	INFORMATION TECHNOLOGY — 21.82%
170,000	Anteon International Corp.(a)	$6,618,100
250,000	Cabot Microelectronics Corp.(a)	7,845,000
340,000	CACI International, Inc., Class A(a)	18,778,200
480,000	Dendrite International, Inc.(a)	6,739,200
600,000	Forrester Research, Inc.(a)	8,448,000
1,000,000	Keane, Inc.(a)	13,030,000
240,000	Manhattan Associates, Inc.(a)	4,888,800
300,000	MAXIMUS, Inc.	10,047,000
120,000	Palmone, Inc.(a)	3,045,600
280,000	Quanex Corp.	14,929,600
770,000	RSA Security, Inc.(a)	12,204,500

		106,574,000

	RAW/INTERMEDIATE MATERIALS — 8.71%
400,000	Cambrex Corp.	8,520,000
360,000	Oregon Steel Mills, Inc.(a)	8,280,000
260,000	Steel Dynamics, Inc.	8,957,000
380,000	Stillwater Mining Co.(a)	3,743,000
800,000	USEC, Inc.	13,024,000

		42,524,000

	TECHNOLOGY — 6.17%
660,000	CommScope, Inc.(a)	9,873,600
1,000,000	Kulicke & Soffa Industries, Inc.(a)	6,290,000
240,000	Power Integrations(a)	5,013,600
600,000	Technitrol, Inc.(a)	8,952,000

		30,129,200

	TRANSPORTATION — 3.79%
960,000	Kansas City Southern(a)	18,489,600

	UTILITIES — 1.50%
300,000	Aqua America, Inc.	7,308,000

	TOTAL COMMON STOCKS (Cost $391,639,078)	486,132,673

See Notes to Financial Statements.

12

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2005

Small Cap Fund — (continued)

Principal Amount		Value
REPURCHASE AGREEMENT — 0.69%
$3,353,000	JP Morgan Chase Securities, Inc., 2.30%, dated 03/31/05, to be repurchased on 04/01/05, repurchase price $3,353,214 (collateralized by Federal National Mortgage Association MTN, par value $3,349,000, 4.63%, maturing on 10/15/14; total market value $3,424,407)	$3,353,000

	TOTAL REPURCHASE AGREEMENT (Cost $3,353,000)	3,353,000

TOTAL INVESTMENTS (Cost $394,992,078)(b)	100.26%	$489,485,673
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.26)	(1,263,151)

NET ASSETS	100.00%	$488,222,522

(a)	Non-income producing security
(b)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$113,033,494	$(18,539,899)	$94,493,595

MTN—Medium Term Note

The summary of the Fund’s investments as of March 31, 2005 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Market Value
Information Technology	21.82%	$106,574,000
Consumer Discretionary	16.50	80,562,300
Financial	13.79	67,317,300
Industrials	10.08	49,195,800
Health Care	9.90	48,337,873
Raw/Intermediate Materials	8.71	42,524,000
Technology	6.17	30,129,200
Energy	5.63	27,474,600
Transportation	3.79	18,489,600
Consumer Staples	1.68	8,220,000
Utilities	1.50	7,308,000
Repurchase Agreements	0.69	3,353,000

Total Investment	100.26%	$489,485,673
Other Assets and Liabilities (Net)	(0.26)	(1,263,151)

Net Assets	100.00%	$488,222,522

See Notes to Financial Statements.

13

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2005

Value and Restructuring Fund

Shares		Value
COMMON STOCKS — 95.06%
	CONSUMER DISCRETIONARY — 20.83%
1,750,000	Avon Products, Inc.	$75,145,000
1,800,000	Black & Decker Corp.	142,182,000
2,450,000	Centex Corp.	140,311,500
1,011,388	Harman International	89,467,382
3,650,000	Interpublic Group of Companies, Inc.(a)	44,822,000
1,700,000	Journal Communications, Inc., Class A	28,135,000
3,700,000	Liberty Media Corp., Class A(a)	38,369,000
2,000,000	Loews Corp. — Carolina Group	66,200,000
2,250,000	Newell Rubbermaid, Inc.	49,365,000
2,100,000	TJX Cos., Inc.	51,723,000
5,600,000	XM Satellite Radio Holdings, Inc., Class A(a)	176,400,001
2,075,000	Zale Corp.(a)	61,669,000

		963,788,883

	CONSUMER STAPLES — 4.32%
1,850,000	ConAgra Foods, Inc.	49,987,000
2,425,000	Dean Foods Co.(a)	83,177,500
1,575,000	Kraft Foods, Inc., Class A	52,053,750
1,500,000	Vintage Wine Trust, Inc.(a)(b)	15,000,000

		200,218,250

	ENERGY — 12.97%
200,000	Alpha Natural Resources, Inc.(a)	5,734,000
2,100,000	Burlington Resources, Inc.(c)	105,147,000
625,000	ConocoPhillips	67,400,000
2,050,000	Consol Energy, Inc.	96,391,000
2,225,000	Devon Energy Corp.(c)	106,243,750
1,200,000	Mariner Energy, Inc.(a)(b)	16,800,000
950,000	Noble Energy, Inc.	64,619,000
1,650,000	Petrobras ADR	72,897,000
1,650,000	Todco, Class A(a)	42,636,000
1,100,000	W&T Offshore, Inc.(a)	22,836,000

		600,703,750

	FINANCIAL — 16.84%
1,450,000	Ace Ltd.	59,841,500
2,486,200	Amvescap plc ADR	31,525,016
1,650,000	Apollo Investment Corp.(d)	27,687,000

Shares		Value
COMMON STOCKS — (continued)
	FINANCIAL — (continued)
725,000	CIT Group, Inc.	$27,550,000
1,625,000	Citigroup, Inc.	73,027,500
1,000,000	Freddie Mac	63,200,000
1,825,000	JP Morgan Chase & Co.	63,145,000
675,000	Lehman Brothers Holding, Inc.	63,558,000
700,000	Loews Corp.	51,478,000
2,400,000	MCG Capital Corp.	36,924,000
1,300,000	Metlife, Inc.	50,830,000
1,500,000	MoneyGram International, Inc.	28,335,000
1,325,000	Morgan Stanley	75,856,250
800,000	PNC Financial Services Group, Inc.	41,184,000
2,100,000	Primus Guaranty Ltd.(a)	27,363,000
650,000	Washington Mutual, Inc.	25,675,000
450,000	XL Capital Ltd., Class A	32,566,500

		779,745,766

	HEALTH CARE — 3.85%
860,000	AmerisourceBergen Corp.	49,269,400
525,000	Baxter International, Inc.	17,839,500
900,000	Bristol-Myers Squibb Co.	22,914,000
1,175,000	HCA, Inc.	62,944,750
600,000	Wyeth	25,308,000

		178,275,650

	INDUSTRIALS — 12.89%
1,850,000	AGCO Corp.(a)	33,762,500
700,000	Arlington Tankers	16,450,000
2,875,000	Cendant Corp.	59,052,500
1,350,000	Deluxe Corp.	53,811,000
120,200	Dolby Laboratories, Inc., Class A(a)	2,824,700
1,775,000	Empresa Brasileira de Aeronautica S.A. ADR	55,557,500
1,150,000	Gol Linhas Aereas Inteligentes S.A. ADR(a)	28,899,500
1,425,000	Overnite Corp.	45,585,750
1,100,000	Ryder Systems, Inc.	45,870,000
1,650,000	Tyco International Ltd.	55,770,000
1,100,000	Union Pacific Corp.	76,670,000
3,300,000	United Rentals, Inc.(a)	66,693,000
550,000	United Technologies Corp.	55,913,000

		596,859,450

See Notes to Financial Statements.

14

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2005

Value and Restructuring Fund — (continued)

Shares		Value
COMMON STOCKS — (continued)
	INFORMATION TECHNOLOGY — 5.61%
1,970	Computer Associates International, Inc.	$53,387
3,400,000	Harris Corp.	111,010,000
2,575,000	Nokia Oyj ADR	39,732,250
1,300,000	Plantronics, Inc.	49,504,000
1,200,000	Texas Instruments, Inc.(c)	30,588,000
2,325,000	Vishay Intertechnology, Inc.(a)	28,899,750

		259,787,387

	RAW/INTERMEDIATE MATERIALS — 7.00%
550,000	Cambrex Corp.	11,715,000
2,450,000	Celanese Corp., Class A(a)	44,075,500
400,000	Eagle Materials, Inc., Class B	31,520,000
1,300,000	Foundation Coal Holdings, Inc.	30,563,000
1,775,000	Georgia-Pacific Corp.	62,994,750
1,200,000	Lafarge Corp.	70,140,000
1,025,000	PPG Industries, Inc.	73,308,000

		324,316,250

	REAL ESTATE — 4.19%
1,150,000	Capital Lease Funding, Inc.	12,707,500
1,920,000	Diamondrock Hospitality Co.(a)(b)	20,448,000
1,875,000	Fieldstone Investment Corp.(b)	27,225,000
2,275,000	Friedman Billings Ramsey Group, Inc., Class A	36,104,250
1,450,000	Host Marriott Corp.	24,012,000
1,300,000	Luminent Mortgage Capital, Inc.	14,274,000
1,000,000	Peoples Choice Financial Corp.(a)(b)	10,000,000
135,000	PHH Corp.(a)	2,952,450
1,600,000	Provident Senior Living Trust(b)	25,840,000
1,200,000	Saxon Capital, Inc.	20,640,000

		194,203,200

	TELECOMMUNICATION — 4.33%
1,625,000	America Movil S.A. de C.V., Series L ADR	83,850,000
1,325,000	EchoStar Communications, Inc., Class A	38,756,250
788,300	Iowa Telecommunications Services, Inc.	15,371,850

Shares		Value
COMMON STOCKS — (continued)
	TELECOMMUNICATION — (continued)
1,900,000	Nextel Communications, Inc., Class A(a)	$53,998,000
575,400	Valor Communications, Inc.	8,326,038

		200,302,138

	UTILITIES — 2.23%
8,000,000	Calpine Corp.(a)	22,400,000
1,350,000	Centerpoint Energy, Inc.	16,240,500
1,050,000	Duke Energy Corp.	29,410,500
649,275	Public Service Enterprise Group, Inc.	35,314,067

		103,365,067

	TOTAL COMMON STOCKS (Cost $3,195,937,037)	4,401,565,791

FOREIGN COMMON STOCKS — 1.39%
	ITALY — 0.94%
4,570,000	Enel S.p.A	43,724,120

	UNITED KINGDOM — 0.45%
1,200,000	Severn Trent plc	20,744,379

	TOTAL FOREIGN COMMON STOCKS (Cost $45,124,797)	64,468,499

CONVERTIBLE PREFERRED STOCKS — 2.43%
	CONSUMER DISCRETIONARY — 1.03%
931,400	Adelphia Communications, Preferred Exchange, 7.50%, In Default	186,280
1,050,000	Ford Motor Co. Capital Trust II, Preferred Exchange, 6.50%	47,607,000

		47,793,280

	FINANCIAL — 0.21%
300,000	Genworth Financial, Inc., Preferred Exchange, 6.00%	9,630,000

	HEALTH CARE — 1.10%
942,400	Baxter International, Inc., Preferred Exchange, 7.00%	50,748,240

	RAW/INTERMEDIATE MATERIALS — 0.09%
150,000	Celanese Corp., Preferred Exchange, 4.25%	4,162,500

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $120,528,219)	112,334,020

See Notes to Financial Statements.

15

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2005

Value and Restructuring Fund — (continued)

Principal Amount		Value
REPURCHASE AGREEMENT — 1.06%
$49,122,000	JP Morgan Chase Securities, Inc., 2.30%, dated 3/31/05, to be repurchased 4/01/05, repurchase price $49,125,138 (collateralized by Federal National Mortgage Association MTN, par value $49,061,000, 4.63%, maturing 10/15/14; total market value $50,168,130)	$49,122,000

	TOTAL REPURCHASE AGREEMENT (Cost $49,122,000)	49,122,000

TOTAL INVESTMENTS (Cost $3,410,712,053)(e)	99.94%	$4,627,490,310
OTHER ASSETS IN EXCESS OF LIABILITIES	0.06	2,601,616

NET ASSETS	100.00%	$4,630,091,926

(a)	Non-income producing security.
(b)	Security, or part of security, exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, these securities amounted to $107,471,000 or 2.32% of net assets.
(c)	All or part of the security is held as collateral.
(d)	Registered Investment Company
(e)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$1,399,947,607	$(183,169,350)	$1,216,778,257

ADR—American Depository Receipt

In Default—Security in default on income payments.

MTN—Medium Term Note

plc—public limited company

Contracts		Value
CALL OPTIONS WRITTEN: (0.04)%
(12,000)	Texas Instruments, Expires 7/19/05, strike price 30	$ (360,000)
(3,828)	Devon Energy, Expires 7/19/05, strike price 50	(918,720)
(672)	Devon Energy, Expires 7/19/05, strike price 55	(67,200)
(3,500)	Burlington Resources, Expires 8/23/05, strike price 55	(647,500)

	TOTAL CALL OPTIONS WRITTEN (Premiums received $2,633,972)	$ (1,993,420)

See Notes to Financial Statements.

16

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2005

Value and Restructuring Fund — (continued)

The summary of the Fund’s investments as of March 31, 2005 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Market Value
Consumer Discretionary	21.86%	$1,011,582,163
Financial	17.05	789,375,766
Energy	12.97	600,703,750
Industrials	12.89	596,859,450
Raw/Intermediate Materials	7.09	328,478,750
Information Technology	5.61	259,787,387
Health Care	4.95	229,023,890
Telecommunication	4.33	200,302,138
Consumer Staples	4.32	200,218,250
Real Estate	4.19	194,203,200
Utilities	3.62	167,833,566
Repurchase Agreements	1.06	49,122,000

Total Investment	99.94%	$4,627,490,310
Call Options Written	(0.04)	(1,993,420)
Other Assets and Liabilities (Net)	0.10	4,595,036

Net Assets	100.00%	$4,630,091,926

See Notes to Financial Statements.

17

Excelsior Funds

Statements of Assets and Liabilities

March 31, 2005

	Equity Income Fund	Large Cap Growth Fund
ASSETS:
Investments, at cost—see accompanying portfolios	$181,759,238	$192,494,826

Investments, at value (including Repurchase Agreements) (Note 1)	$196,226,021	$219,279,574
Cash	—	32
Dividends and interest receivable	485,575	29,777
Receivable for investments sold	—	—
Receivable for fund shares sold	404,033	261,544

Total Assets	197,115,629	219,570,927

LIABILITIES:
Payable for dividends declared	—	—
Payable for investments purchased	1,071,256	9,160,635
Cash overdraft	35,367	—
Options written, at value (Premiums received: Value and Restructuring Fund—$2,633,972)	—	—
Payable for fund shares redeemed	139,987	126,410
Investment advisory fees payable (Note 2)	94,850	98,799
Administration fees payable (Note 2)	24,812	27,058
Shareholder servicing fees payable (Note 2)	38,068	22,566
Directors'/Trustees' fees and expenses payable (Note 2)	—	—
Accrued expenses and other payables	41,741	74,569

Total Liabilities	1,446,081	9,510,037

NET ASSETS	$195,669,548	$210,060,890

NET ASSETS consist of:
Undistributed net investment income	$844,970	$—
Accumulated net realized gain (loss) on investments, foreign currency transactions and written options	(46,670)	(138,913,076)
Unrealized appreciation of investments, foreign currency translations and written options	14,466,783	26,784,748
Par value (Note 5)	233	26,138
Paid in capital in excess of par value	180,404,232	322,163,080

Net Assets	$195,669,548	$210,060,890

Net Assets:
Shares	$195,668,405	$210,059,749
Institutional Shares	—	—
Retirement Shares	1,143	1,141
Shares outstanding (Note 5):
Shares	23,334,740	26,137,790
Institutional Shares	—	—
Retirement Shares	136	142
NET ASSET VALUE PER SHARE (net assets ÷ shares outstanding):
Shares	$8.39	$8.04

Institutional Shares	—	—

Retirement Shares	$8.43	$8.02

See Notes to Financial Statements.

18

Managed Income Fund	Mid Cap Value Fund	Small Cap Fund	Value and Restructuring Fund

$209,787,935	$222,373,723	$394,992,078	$3,410,712,053

$212,431,458	$296,024,691	$489,485,673	$4,627,490,310
12,563	25,086	505	225,238
1,235,057	357,646	33,714	6,369,844
25,557,790	—	—	939,466
244,407	459,092	485,249	13,216,442

239,481,275	296,866,515	490,005,141	4,648,241,300

428,319	—	—	—
26,389,789	—	—	7,476,843
—	—	—	—
—	—	—	1,993,420
507,723	112,965	1,284,309	3,182,790
65,342	146,134	245,965	2,377,259
27,375	40,142	64,517	594,778
28,830	117,275	69,153	1,364,406
9	32	—	—
100,902	34,279	118,675	1,159,878

27,548,289	450,827	1,782,619	18,149,374

$211,932,986	$296,415,688	$488,222,522	$4,630,091,926

$9,744	$388,063	$—	$8,690,692
1,913,595	(146,340)	19,621,519	(165,739,268)
2,643,523	73,650,968	94,493,595	1,217,406,843
23,151	177	30,247	111,826
207,342,973	222,522,820	374,077,161	3,569,621,833

$211,932,986	$296,415,688	$488,222,522	$4,630,091,926

$211,931,836	$214,844,139	$488,221,400	$4,469,074,789
—	81,570,415	—	161,015,995
1,150	1,134	1,122	1,142

23,150,973	12,808,139	30,246,709	107,937,578
—	4,852,989	—	3,888,844
126	68	70	28

$9.15	$16.77	$16.14	$41.40

—	$16.81	—	$41.40

$9.16	$16.78	$16.12	$41.49

See Notes to Financial Statements.

19

Excelsior Funds

Statements of Operations

For the Year Ended March 31, 2005

	Equity Income Fund	Large Cap Growth Fund
INVESTMENT INCOME:
Dividend income	$4,843,173	$590,262
Interest income	96,677	174,156
Less: Foreign taxes withheld	(4,740)	(7,944)

Total Income	4,935,110	756,474

EXPENSES:
Investment advisory fees (Note 2)	1,085,612	1,219,255
Shareholder servicing fees — Shares (Note 2)	361,876	390,189
Shareholder servicing fees — Institutional Shares (Note 2)	—	—
Administration fees (Note 2)	219,261	246,253
Transfer agent fees	22,399	117,084
Legal and audit fees	44,160	49,192
Re-audit expenses (Note 2)	13,030	16,450
Custodian fees	11,217	7,370
Registration and filing fees	21,792	16,232
Shareholder reports	7,838	12,458
Directors'/Trustees' fees and expenses (Note 2)	5,788	4,114
Amortization of offering costs	34,348	—
Miscellaneous expenses	9,664	10,199

Total Expenses	1,836,985	2,088,796

Fees waived and reimbursed by:
Investment Adviser (Note 2)	(281,616)	(339,084)
Administrator (Note 2)	(19,651)	(23,079)
Re-audit expenses paid by Investment Adviser (Note 2)	(13,030)	(16,450)

Net Expenses	1,522,688	1,710,183

NET INVESTMENT INCOME (LOSS)	3,412,422	(953,709)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 1):
Net realized gain (loss) on:
Security transactions	(45,295)	(480,165)
Foreign currency transactions	914	—
Written options	—	—

Total net realized gain (loss)	(44,381)	(480,165)
Change in unrealized appreciation (depreciation) of investments, foreign currency translations and written options during the year	11,960,531	7,803,728

Net realized and unrealized gain (loss) on investments, foreign currency transactions and written options	11,916,150	7,323,563

Net increase in net assets resulting from operations	$15,328,572	$6,369,854

See Notes to Financial Statements.

20

Managed Income Fund	Mid Cap Value Fund	Small Cap Fund	Value and Restructuring Fund

$82,331	$7,606,258	$1,684,223	$74,083,694
12,833,462	52,134	109,944	844,797
—	(66,107)	—	(844,437)

12,915,793	7,592,285	1,794,167	74,084,054

1,976,828	1,982,815	2,664,033	22,824,694
637,856	501,132	1,066,294	9,095,957
—	78,304	—	—
399,281	462,079	672,219	5,757,405
153,507	114,517	130,165	1,733,417
70,024	85,678	109,864	801,738
26,987	27,416	35,165	267,371
12,964	14,936	13,800	172,635
29,013	38,415	27,446	100,852
20,156	30,099	34,698	373,999
7,269	12,616	11,950	98,402
—	—	—	—
25,976	18,999	26,649	212,159

3,359,861	3,367,006	4,792,283	41,438,629

(912,503)	(222,455)	(56,545)	—
(43,265)	(47,237)	(63,801)	(557,110)
(26,987)	(27,416)	(35,165)	(267,371)

2,377,106	3,069,898	4,636,772	40,614,148

10,538,687	4,522,387	(2,842,605)	33,469,906

3,809,789	12,483,472	31,179,377	25,789,853
—	2,133	—	101
—	—	—	2,015,708

3,809,789	12,485,605	31,179,377	27,805,662

(9,984,664)	10,433,850	15,666,672	348,650,183

(6,174,875)	22,919,455	46,846,049	376,455,845

$4,363,812	$27,441,842	$44,003,444	$409,925,751

See Notes to Financial Statements.

21

Excelsior Funds

Statements of Changes in Net Assets

	Equity Income Fund		Large Cap Growth Fund
	Year Ended March 31,	Period Ended March 31,	Year Ended March 31,
	2005	2004*	2005	2004
Net investment income (loss)	$3,412,422	$624,670	$(953,709)	$(733,372)
Net realized gain (loss) on investments and foreign currency transactions	(44,381)	356,963	(480,165)	(1,591,302)
Net realized gain (loss) on written options	—	—	—	—
Change in unrealized appreciation (depreciation) of investments, foreign currency translations and written options during the year	11,960,531	2,506,252	7,803,728	28,354,319

Net increase in net assets resulting from operations	15,328,572	3,487,885	6,369,854	26,029,645

Distributions to shareholders:
From net investment income
Shares	(3,002,218)	(219,601)	—	—
Institutional Shares	—	—	—	—
Retirement Shares	—	—	—	—
From net realized gain on investments
Shares	(358,338)	—	—	—

Total distributions	(3,360,556)	(219,601)	—	—

Increase (decrease) in net assets from fund share transactions (Note 5)
Shares	83,676,030	96,756,067	76,459,149	27,306,627
Institutional Shares	—	—	—	—
Retirement Shares	1,151	—	1,150	—

Total from fund share transactions	83,677,181	96,756,067	76,460,299	27,306,627

Net increase (decrease) in net assets	95,645,197	100,024,351	82,830,153	53,336,272

NET ASSETS:
Beginning of year	100,024,351	—	127,230,737	73,894,465

End of year (1)	$195,669,548	$100,024,351	$210,060,890	$127,230,737

(1) Including undistributed net investment income	$844,970	$433,852	$—	$—

* Equity Income Fund commenced operations on September 30, 2003.

See Notes to Financial Statements.

22

Managed Income Fund		Mid Cap Value Fund		Small Cap Fund		Value and Restructuring Fund

Year Ended March 31,		Year Ended March 31,		Year Ended March 31,		Year Ended March 31,
2005	2004	2005	2004	2005	2004	2005	2004
$10,538,687	$11,400,699	$4,522,387	$637,981	$(2,842,605)	$(541,330)	$33,469,906	$18,590,937

3,809,789	2,230,517	12,485,605	3,623,320	31,179,377	31,762,314	25,789,954	26,130,547
—	—	—	—	—	—	2,015,708	(1,694,222)

(9,984,664)	1,241,354	10,433,850	74,173,832	15,666,672	99,769,816	348,650,183	978,738,539

4,363,812	14,872,570	27,441,842	78,435,133	44,003,444	130,990,800	409,925,751	1,021,765,801

(10,706,658)	(11,408,944)	(2,985,864)	(306,909)	—	—	(31,399,379)	(16,015,057)
—	—	(1,745,081)	(226,937)	—	—	(542,162)	(230,193)
(4)	—	—	—	—	—	—	—

(1,392,832)	(4,038,025)	—	—	—	—	—	—

(12,099,494)	(15,446,969)	(4,730,945)	(533,846)	—	—	(31,941,541)	(16,245,250)

(49,359,232)	(23,580,863)	14,044,442	51,526,480	91,761,412	65,141,731	850,392,716	691,737,456
—	—	(27,789,884)	31,858,348	—	—	118,620,109	27,115,289
1,054	—	1,151	—	1,150	—	1,089	—

(49,358,178)	(23,580,863)	(13,744,291)	83,384,828	91,762,562	65,141,731	969,013,914	718,852,745

(57,093,860)	(24,155,262)	8,966,606	161,286,115	135,766,006	196,132,531	1,346,998,124	1,724,373,296

269,026,846	293,182,108	287,449,082	126,162,967	352,456,516	156,323,985	3,283,093,802	1,558,720,506

$211,932,986	$269,026,846	$296,415,688	$287,449,082	$488,222,522	$352,456,516	$4,630,091,926	$3,283,093,802

$9,744	$—	$388,063	$232,080	$—	$—	$8,690,692	$6,850,019

See Notes to Financial Statements.

23

Excelsior Funds

Financial Highlights — Selected Per Share Data and Ratios

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) of Investments and Options		Total From Investment Operations	Dividends From Net Investment Income	Distributions From Net Realized Gain on Investments and Options
EQUITY INCOME FUND
Retirement Shares — (12/31/04*)
Period Ended March 31,
2005	$8.50	$—	(2)(3)	$(0.07	)(2)	$(0.07)	$—	$—
LARGE CAP GROWTH FUND
Retirement Shares — (12/31/04*)
Period Ended March 31,
2005	$8.49	$(0.03	)(2)	$(0.44	)(2)	$(0.47)	$—	$—
MANAGED INCOME FUND
Retirement Shares — (12/31/04*)
Period Ended March 31,
2005	$9.27	$0.07	(2)	$(0.06	)(2)	$0.01	$(0.12)	$—
MID CAP VALUE FUND
Retirement Shares — (12/31/04*)
Period Ended March 31,
2005	$17.26	$(0.01	)(2)	$(0.47	)(2)	$(0.48)	$—	$—
SMALL CAP FUND
Retirement Shares — (12/31/04*)
Period Ended March 31,
2005	$17.00	$(0.04	)(2)	$(0.84	)(2)	$(0.88)	$—	$—
VALUE AND RESTRUCTURING FUND
Retirement Shares — (12/31/04*)
Period Ended March 31,
2005	$42.43	$(0.04	)(2)	$(0.90	)(2)	$(0.94)	$—	$—

* Commencement of Operations.

(1)	Expense ratios before waiver of fees and reimbursement of expenses (if any) by advisor and administrator.
(2)	For comparative purposes per share amounts are based on average shares outstanding.
(3)	Amount represents less than $0.01 per share.
(4)	Not annualized
(5)	Annualized

See Notes to Financial Statements.

24

Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (000's)	Ratio of Net Operating Expenses to Average Net Assets		Ratio of Gross Operating Expenses to Average Net Assets (1)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$ —	$8.43	(1.52	%)(4)	$1	1.55	%(5)	1.76	%(5)	0.02	%(5)	19%

$ —	$8.02	(5.54	%)(4)	$1	1.55	%(5)	1.78	%(5)	(1.45	)%(5)	25%

$(0.12)	$9.16	0.10	%(4)	$1	1.40	%(5)	1.77	%(5)	3.60	%(5)	90%

$ —	$16.78	(3.01	%)(4)	$1	1.56	%(5)	1.66	%(5)	(0.13	)%(5)	28%

$ —	$16.12	(5.23	%)(4)	$1	1.55	%(5)	1.58	%(5)	(1.28	)%(5)	61%

$ —	$41.49	(2.58	%)(4)	$1	1.57	%(5)	1.59	%(5)	(0.35	)%(5)	8%

See Notes to Financial Statements.

25

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS

1.    Significant Accounting Policies:

Excelsior Funds, Inc. (“Excelsior Fund”) was incorporated under the laws of the State of Maryland on August 2, 1984. Excelsior Funds Trust (the “Trust”) is a statutory trust organized under the laws of the State of Delaware on April 27, 1994. Excelsior Fund and the Trust are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended as open-ended diversified management investment companies.

Excelsior Fund and the Trust currently offer shares in fifteen and seven managed investment portfolios, respectively, each having its own investment objectives and policies. The following is a summary of significant accounting policies Large Cap Growth Fund, Managed Income Fund, Small Cap Fund and Value and Restructuring Fund, portfolios of Excelsior Fund, Equity Income Fund and Mid Cap Value Fund, portfolios of the Trust (the “Funds”). Such policies are in conformity with accounting principles generally accepted in the United States of America and are consistently followed by Excelsior Fund and the Trust in the preparation of their financial statements. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The Equity Income Fund, Managed Income Fund, Small Cap Fund and Large Cap Growth Fund offer two classes of shares: Retirement Shares and Shares. The Mid Cap Value Fund and Value and Restructuring Fund offer three classes of shares: Institutional Shares, Shares and Retirement Shares. The Financial Highlights of the Shares and Institutional Shares as well as the financial statements for the remaining portfolios of Excelsior Fund and the Trust are presented separately.

(a) Portfolio valuation:

Investments in securities that are traded on recognized domestic and foreign stock exchanges are valued at the last sale price on the exchange on which such securities are primarily traded or at the last quoted sale price on a national securities market. Securities traded over-the-counter are valued each business day on the basis of closing over-the-counter sale prices. Equity securities that are traded on the NASDAQ National Market System for which quotations are readily available are valued at the official closing price. Securities for which there were no transactions are valued at the last quoted sales price for the most recent day such prices were available. Securities for which market quotations are not readily available are valued in good faith at fair value pursuant to procedures adopted by the Board of Directors with regard to Excelsior Fund and the Board of Trustees with regard to the Trust.

Short-term debt instruments that mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method values a security at its cost at the time of purchase (or at its market value 61 days before maturity) and thereafter assumes a constant amortization to maturity of any bond premium or discount. Investments in securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant event has

26

occurred subsequent to the close of such foreign exchange and prior to the time at which the Fund’s net asset value is determined, then such securities are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors with regard to Excelsior Fund and the Board of Trustees with regard to the Trust.

Investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The Funds do not isolate the portion of gains and losses on investment securities that is due to changes in foreign exchange rates from that which is due to changes in market prices of such securities. The Funds report gains and losses on foreign currency related transactions as realized and unrealized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income or loss for federal income tax purposes.

(b) Forward foreign currency exchange contracts:

The Funds’ participation in forward currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund generally arising in connection with the purchase or sale of its portfolio securities. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risk may also arise from unanticipated movements in the value of foreign currency relative to the U.S. dollar. Contracts are marked to market daily and the change in market value is recorded as unrealized appreciation or depreciation. Realized gains or losses arising from such transactions are included in net realized gains or losses from foreign currency transactions.

The Funds had no forward foreign currency exchange contracts outstanding as of March 31, 2005.

(c) Covered call options written:

Certain Funds may engage in writing covered call options. By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price, except insofar as the premium represents such a profit.

When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by that Fund is included in the liability section of that Fund’s statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the last quoted sale price for the most recent day such price was available. If an option expires on the stipulated expiration date, or if the Fund involved enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund involved may deliver the underlying security from its portfolio or purchase the underlying security

27

in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund involved will realize a gain or loss. Premiums from expired call options written by the Fund and net gains from closing purchase transactions are treated as short-term capital gains for Federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or is delivered upon exercise. As a result, the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period and to the risk that market values increase beyond the option exercise price, in each case to the extent not offset by the net premium. A Fund will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Fund to make a closing purchase transaction in order to close out its position.

During the year ended March 31, 2005, the Value and Restructuring Fund had the following written option transactions:

Written Option Transactions	Number of Contracts	Premiums
Outstanding, beginning of period	(15,385)	$(2,153,485)
Options written	(33,294)	(5,171,714)
Options expired	20,604	2,596,637
Options exercised	4,175	1,312,069
Options terminated in closing purchase transactions	3,900	782,521

Outstanding, end of year	(20,000)	$(2,633,972)

(d) Security transactions and investment income:

Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and, when appropriate, discounts on investments, is earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Funds are informed of the dividend.

(e) Repurchase agreements:

The Funds may purchase portfolio securities from financial institutions deemed to be creditworthy by the investment adviser subject to the seller’s agreement to repurchase and the Funds’ agreement to resell such securities at mutually agreed upon prices. Securities purchased subject to such repurchase agreements are deposited with the Funds’ custodian or sub-custodian or are maintained in the Federal Reserve/Treasury book-entry system and must have, at all times, an aggregate market value not less than the repurchase price (including accrued interest).

28

Default or bankruptcy of the seller may, however, expose the applicable Fund to possible delay in connection with the disposition of the securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.

(e) TBA purchase commitments:

The Managed Income Fund may enter into “TBA” (To Be Announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve risk of loss if the value of the security to be purchased declines prior to settlement date. The Fund must maintain liquid securities having a value not less than the purchase price (including accrued interest) for such purchase commitments. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under “Portfolio Valuation” above.

(f) Mortgage dollar rolls:

The Managed Income Fund may enter into mortgage dollar rolls (principally in securities referred to as TBA, (see note 1(e)) in which the Fund will sell mortgage securities for delivery in the current month and simultaneously contract to repurchase similar, but not identical, securities at an agreed upon price on a fixed date. The Fund will account for such dollar rolls as repurchases and sales and receive compensation in consideration for entering into the commitment to repurchase. The Fund must maintain liquid securities having a value not less that the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Fund is required to repurchase may decline below the agreed upon repurchase price of those securities.

(g) Distributions to shareholders:

Dividends equal to all or substantially all of each Fund’s net investment income will be declared and paid as follows: for Equity Income Fund, Large Cap Growth Fund, Mid Cap Value Fund, Small Cap Fund and Value and Restructuring Fund, dividends will be declared and paid at least quarterly; for the Managed Income Fund, dividends from net investment income are declared daily and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

(h) Expense allocation:

Expenses directly attributable to a Fund are charged to that Fund. Other expenses are allocated to the respective Fund based on average daily net assets. Expenses attributable to a specific class of shares, such as shareholder servicing fees, are charged directly to that class.

(i) Organization and offering costs:

Organization costs of the Equity Income Fund, which commenced operations on September 30, 2003, have been expensed as incurred. Offering costs, including costs of printing initial prospectuses and registration fees, were amortized to expense over twelve months.

29

2.    Investment Advisory Fee, Administration Fee, Shareholder Servicing Fees and Related Party

       Transactions:

United States Trust Company of New York (“U.S. Trust NY”) and U.S. Trust Company, N.A. (together the “Adviser” or “U.S. Trust”), acting through their respective registered investment advisory divisions, U.S. Trust New York Asset Management Division and U.S. Trust Company, N.A. Asset Management Division, serve as the investment adviser to the Funds. For the services provided pursuant to the Investment Advisory Agreements, the Adviser receives a fee, computed daily and paid monthly, as follows:

Equity Income Fund	0.75%
Large Cap Growth Fund	0.75%
Managed Income Fund	0.75%
Mid Cap Value Fund	0.65%
Small Cap Fund	0.60%
Value and Restructuring Fund	0.60%

U.S. Trust NY is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company, N.A. is a national bank organized under the laws of the United States. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company. U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation (“Schwab”).

U.S. Trust Company, N.A., and BISYS Fund Services Ohio, Inc. (collectively, the “Administrators”) provide administrative services to the Funds. For the services provided to the Funds, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Fund, Excelsior Tax-Exempt Funds, Inc. (“Excelsior Tax-Exempt Fund”) and the Trust (excluding the international equity portfolios of Excelsior Fund and the Trust), all of which are affiliated investment companies, as follows: 0.200% of the first $200 million, 0.175% of the next $200 million and 0.150% over $400 million. Administration fees payable by each Fund of the three investment companies are determined in proportion to the relative average daily net assets of the respective Fund for the period paid. For the five month period ended August 31, 2004, U.S. Trust Company, N.A. voluntarily agreed to waive a portion of its administration fee in an amount equal to an annual rate of 0.04% of the average daily net assets of each Fund. For the year ended March 31, 2005, administration fees charged by U.S. Trust Company, N.A. were as follows:

	Administration Fees	Waiver Administration Fees	Net Administration Fees
Equity Income Fund	$219,261	$(19,651)	$199,610
Large Cap Growth Fund	246,253	(23,079)	223,174
Managed Income Fund	399,281	(43,265)	356,016
Mid Cap Value Fund	462,079	(47,237)	414,842
Small Cap Fund	672,219	(63,801)	608,418
Value and Restructuring Fund	5,757,405	(557,110)	5,200,295

From time to time, in its sole discretion, U.S. Trust may undertake to waive a portion or all of the fees payable to it and may also reimburse the Funds for a portion of other expenses. For the year ended

30

March 31, 2005, U.S. Trust has contractually agreed to waive investment advisory fees and to reimburse other ordinary operating expenses to the extent necessary to keep total operating expenses from exceeding the following annual percentages of each Fund’s average daily net assets:

Equity Income Fund — Retirement Shares	1.55%
Large Cap Growth Fund — Retirement Shares	1.55%
Managed Income Fund — Retirement Shares	1.40%
Mid Cap Value Fund — Retirement Shares	1.64%
Small Cap Fund — Retirement Shares	1.55%
Value and Restructuring Fund — Retirement Shares	1.64%

For the year ended March 31, 2005, total investment advisory fees waived by U.S. Trust for all Classes were as follows:

Equity Income Fund	$(281,616)
Large Cap Growth Fund	(339,084)
Managed Income Fund	(912,503)
Mid Cap Value Fund	(222,455)
Small Cap Fund	(56,545)
Value and Restructuring Fund	—

The Funds have entered into shareholder servicing agreements with various service organizations, which may include Charles Schwab & Co. Inc. (“CS & Co.”) and U.S. Trust. Services included in the servicing agreements are assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements. Shareholder servicing fees are incurred on a Fund or class level (where applicable). In consideration for these services, each service organization receives a fee, computed daily and paid monthly, at an annual rate up to 0.25% of the average daily net assets of the Fund’s shares held by each service organizations’ customers. The Adviser, out of its own resources, may additionally compensate certain organizations for providing these services.

For the year ended March 31, 2005, shareholder servicing fees paid to CS & Co. and U.S. Trust were as follows:

Equity Income Fund	$357,870
Large Cap Growth Fund	378,816
Managed Income Fund	565,074
Mid Cap Value Fund	520,007
Small Cap Fund	1,028,717
Value and Restructuring Fund	4,751,166

Effective January 1, 2005, BISYS Fund Services Limited Partnership became the Distributor for the Funds. Prior to January 1, 2005, Edgewood Services, Inc. (a wholly-owned subsidiary of Federated Investors, Inc.) served as the Distributor of the Funds. Shares of each Fund are sold without a sales charge on a continuous basis by the Distributor.

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Certain funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, under which the Equity Income Fund, Large Cap Growth Fund, Managed Income Fund, Mid Cap Value Fund, Small Cap Fund and Value and Restructuring Fund may compensate the Distributor monthly for its services which are intended to result in the sale of Retirement Shares, in an amount not to exceed the annual rate of 0.50%, of the average daily net asset value of such Fund’s Retirement Shares. There were no fees charged for the year ended March 31, 2005.

Effective July 31, 2004, each Independent Director/Trustee of the Funds receives a total annual fee of $100,000 paid by the Funds and other affiliated investment companies managed by the Adviser. The Chairman of the Board receives an additional $30,000, the Chairman of the Audit Committee receives an additional $15,000, and the Chairman of the Nominating Committee receives an additional $5,000 for serving in those capacities. Prior to July 31, 2004, each Independent Director of Excelsior Fund received an annual fee of $15,000, plus a meeting fee of $2,500 for each meeting attended. The Chairman received an additional annual fee of $7,500. Independent Trustees of the Trust received an annual fee of $6,000, plus a meeting fee of $1,000 for each meeting attended. The Chairman of the Board received an additional annual fee of $5,000. Each member of the Nominating Committee received a meeting fee of $3,000 for each meeting attended. In addition, Directors and Trustees are reimbursed by Excelsior Fund, Excelsior Tax-Exempt Fund and the Trust, respectively, for reasonable expenses incurred when acting in their capacity as Directors and Trustees.

The Funds’ Board of Directors/Trustees selected Deloitte & Touche LLP in November of 2004 to be their registered public accounting firm and to re-audit the Funds’ March 31, 2004 financial statements. All expenses in connection with the re-audit, including costs of audit, legal services, and printing and mailing of the financial statements, were paid by the Adviser. Such expenses are reflected in the Statements of Operations as “re-audit expenses” and the corresponding expense waiver “re-audit expenses paid by Investment Adviser.”

3.    Purchases, Sales and Maturities of Securities:

For the year ended March 31, 2005, purchases, sales and maturities of securities, excluding short-term investments and U.S. Government Agency obligations, for the Funds aggregated:

	Purchases	Sales and Maturities
Equity Income Fund	$107,412,418	$26,679,008
Large Cap Growth Fund	111,700,899	38,674,489
Managed Income Fund
U.S. Government	123,990,498	142,161,091
Other	80,751,542	98,954,519
Mid Cap Value Fund	83,791,436	90,195,837
Small Cap Fund	365,410,661	268,128,237
Value and Restructuring Fund	1,249,651,610	304,807,240

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4.    Federal Taxes:

It is the policy of Excelsior Fund and the Trust that each Fund qualify or continue to qualify as a regulated investment company, by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders.

In order to avoid a federal excise tax, each Fund is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective twelve-month periods ending October 31 and December 31 each calendar year.

Net realized gains of the Funds derived in certain countries are subject to certain foreign taxation.

Dividends and distributions are determined in accordance with federal income tax regulations and may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for net operating losses, foreign currency transactions, passive foreign investment companies, partnership income, deferral of losses on wash sales and net capital losses and net currency losses incurred after October 31 through the end of the fiscal year (“Post-October losses”). To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that these differences arise. Accordingly, the following reclassifications as of March 31, 2005, were made to/from the following accounts:

	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In-Capital
Equity Income Fund	$914	$(914)	—
Large Cap Growth Fund	953,709	3	$(953,712)
Managed Income Fund	177,719	(1,724,997)	1,547,278
Mid Cap Value Fund	364,541	(9,893,533)	9,528,992
Small Cap Fund	2,842,605	(4,708,605)	1,866,000
Value and Restructuring Fund	312,308	(312,308)	—

The tax character of dividends and distributions declared during the years ended March 31, 2005 and March 31, 2004 were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Equity Income Fund
2005	$3,360,556	—	$3,360,556
2004	219,601	—	219,601
Managed Income Fund
2005	11,633,310	$1,031,057	12,664,367
2004	12,669,037	2,777,932	15,446,969
Mid Cap Value Fund
2005	4,730,945	—	4,730,945
2004	533,846	—	533,846
Value and Restructuring Fund
2005	31,941,541	—	31,941,541
2004	16,245,250	—	16,245,250

33

As of March 31, 2005, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Distributions Payable	Accumulated Capital and Other Losses	Post- October Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings / (Deficit)
Equity Income Fund	$1,416,452	—	—	—	$(539,313)	$14,387,944	$15,265,083
Large Cap Growth Fund	—	—	—	$(138,913,076)	—	26,784,748	(112,128,328)
Managed Income Fund	1,159,172	$1,192,486	$(428,319)	—	—	2,643,523	4,566,862
Mid Cap Value Fund	388,063	—	—	(121,536)	—	73,626,164	73,892,691
Small Cap Fund	—	21,177,386	—	—	—	92,937,728	114,115,114
Value and Restructuring Fund	10,697,424	—	—	(165,302,979)	—	1,214,963,822	1,060,358,267

Post-October losses are deemed to arise on the first business day of a Fund’s next taxable year.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. To the extent that such carryforwards are utilized, capital gains distributions will be reduced. At March 31, 2005, the following Funds had capital loss carryforwards available to offset future net capital gains through the indicated expiration dates:

	Expires
	2008	2009	2010	2011	2012	2013	Total
Large Cap Growth Fund	$8,373,927	—	$24,653,640	$83,374,895	$22,030,449	$480,165	$138,913,076
Mid Cap Value Fund	—	—	—	121,536	—	—	121,536
Value and Restructuring Fund	—	—	7,063,026	130,876,419	27,363,534	—	165,302,979

At March 31, 2005, aggregate gross unrealized appreciation for all securities and call options written for which there was an excess of value over estimated tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of estimated tax cost over value is as follows:

	Federal Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation
Equity Income Fund	$181,838,077	$18,654,830	$(4,266,886)	$14,387,944
Large Cap Growth Fund	192,494,826	34,414,355	(7,629,607)	26,784,748
Managed Income Fund	209,787,935	3,669,100	(1,025,577)	2,643,523
Mid Cap Value Fund	222,398,527	82,723,849	(9,097,685)	73,626,164
Small Cap Fund	396,547,945	111,477,627	(18,539,899)	92,937,728
Value and Restructuring Fund	3,413,155,075	1,398,133,172	(183,169,350)	1,214,963,822

5.    Capital Transactions:

Excelsior Fund has authorized capital of 35 billion shares of Common Stock, 29.3756 billion of which is currently classified to represent interests in certain classes of shares. Authorized capital currently offered for each Fund is as follows: 1.5 billion shares of the Value and Restructuring Fund; 1 billion shares each of the Large Cap Growth Fund, Small Cap Fund; and 750 million shares of the

34

Managed Income Fund. Each share has a par value of $0.001 and represents an equal proportionate interest in the particular Fund with other shares of the same Fund and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Fund as are declared at the discretion of Excelsior Fund’s Board of Directors.

The Trust has authorized an unlimited number of shares of beneficial interest of each class of each Fund. Each share has a par value of $0.00001 and represents an equal proportionate interest in the particular Fund with other shares of the same Fund, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Fund as are declared at the discretion of the Trust’s Board of Trustees.

Capital Share Transactions

	Equity Income Fund
	Year Ended 03/31/05		Period Ended 03/31/04*
	Shares	Amounts	Shares	Amounts
Sold:
Shares	12,455,777	$99,825,944	13,207,804	$99,187,559
Retirement Shares	136	1,151	—	—
Issued as reinvestment of dividends:
Shares	77,738	622,457	5,633	41,579
Redeemed:
Shares	(2,085,368)	(16,772,371)	(326,844)	(2,473,071)

Net Increase (Decrease)	10,448,283	$83,677,181	12,886,593	$96,756,067

	Large Cap Growth Fund
	Year Ended 03/31/05		Year Ended 03/31/04
	Shares	Amounts	Shares	Amounts
Sold:
Shares	14,085,811	$111,219,637	8,064,149	$57,523,780
Retirement Shares	142	1,150	—	—
Redeemed:
Shares	(4,443,816)	(34,760,488)	(4,333,821)	(30,217,153)
Retirement Shares	—	—	—	—

Net Increase (Decrease)	9,642,137	$76,460,299	3,730,328	$27,306,627

35

	Managed Income Fund
	Year Ended 03/31/05		Year Ended 03/31/04
	Shares	Amounts	Shares	Amounts
Sold:
Shares	7,544,152	$69,875,602	6,431,529	$60,736,685
Retirement Shares	126	1,050	—	—
Issued as reinvestment of dividends:
Shares	331,579	3,062,096	447,581	4,191,949
Retirement Shares	—	4	—	—
Redeemed:
Shares	(4,431,412)	(40,768,322)	(9,433,164)	(88,509,497)
Redemption in-kind	(8,833,002)	(81,528,608)	—	—

Net Increase (Decrease)	(5,388,557)	$(49,358,178)	(2,554,054)	$(23,580,863)

	Mid Cap Value Fund
	Year Ended 03/31/05		Year Ended 03/31/04
	Shares	Amounts	Shares	Amounts
Sold:
Shares	4,506,275	$71,247,527	9,417,352	$127,160,451
Institutional Shares	1,440,444	23,328,088	3,131,670	45,488,248
Retirement Shares	68	1,151	—	—
Issued as reinvestment of dividends:
Shares	65,005	1,086,349	7,386	94,100
Institutional Shares	40,959	681,342	179	2,276
Redeemed:
Shares	(3,620,972)	(58,289,434)	(5,489,526)	(75,728,071)
Institutional Shares	(1,119,376)	(18,369,260)	(1,138,246)	(13,632,176)
Redemption in-kind	(1,892,982)	(33,430,054)	—	—

Net Increase (Decrease)	(580,579)	$(13,744,291)	5,928,815	$83,384,828

	Small Cap Fund
	Year Ended 03/31/05		Year Ended 03/31/04
	Shares	Amounts	Shares	Amounts
Sold:
Shares	15,104,853	$235,106,641	21,479,092	$245,816,096
Retirement Shares	70	1,150	—	—
Redeemed:
Shares	(7,918,805)	(124,749,437)	(15,766,201)	(180,674,365)
Redemption in-kind	(1,099,692)	(18,595,792)	—	—

Net Increase (Decrease)	6,086,426	$91,762,562	5,712,891	$65,141,731

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	Value and Restructuring Fund
	Year Ended 03/31/05		Year Ended 03/31/04
	Shares	Amounts	Shares	Amounts
Sold:
Shares	39,449,835	$1,550,480,361	38,649,596	$1,265,514,960
Institutional Shares	3,740,751	154,963,204	1,036,754	27,794,739
Retirement Shares	103	4,238	—	—
Issued as reinvestment of dividends:
Shares	647,698	24,887,348	408,200	11,870,494
Institutional Shares	3,356	131,791	1,230	36,028
Redeemed:
Shares	(18,527,714)	(724,974,993)	(18,583,380)	(585,647,998)
Institutional Shares	(873,380)	(36,474,886)	(19,867)	(715,478)
Retirement Shares	(75)	(3,149)	—	—

Net Increase (Decrease)	24,440,574	$969,013,914	21,492,533	$718,852,745

*	Equity Income Fund commenced operations on September 30, 2003.

6.    Line of Credit:

During the year ended March 31, 2005, the Funds and other affiliated funds participated in a $50 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. A commitment fee, equal to an annual rate of 0.15% of the average daily unused portion of the line of credit, is allocated among the participating Funds at the end of each quarter, and is included in miscellaneous expenses on the statements of operations. For the year ended March 31, 2005, the Funds had no borrowings under the agreement. Effective March 9, 2005, the unsecured line of credit was terminated.

7.    Guarantees:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

8.    Legal Proceedings:

The Adviser and Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (the “Companies”) were contacted in September, 2003 by the Office of the New York State Attorney General (the “NYAG”), and the Adviser was contacted by the Securities and Exchange Commission (the “SEC”) in connection with their investigations of practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares (the “Investigations”). The Adviser and the Companies have cooperated with respect to these Investigations. As disclosed previously by the Adviser and its affiliates, with respect to the Adviser, these investigations have focused on circumstances in which a small number of parties were permitted to engage in short-term trading of certain Excelsior Funds. The short-term trading activities permitted under these arrangements have been terminated and the Adviser has strengthened its policies and procedures to deter frequent trading in the Companies.

37

Five class actions filed against the Companies and two derivative actions purportedly brought on behalf of each of the Companies and each of the funds have been transferred to the United District Court for the District of Maryland for coordinated or consolidated pre-trial proceedings in a matter styled In Re Mutual Funds Investment Litigation, MDL Docket No. 1586. Lead plaintiffs were appointed and additional defendants were added (generally consisting of current and former directors and officers of the Companies). The five class actions were then consolidated and a single amended complaint was filed on or about September 29, 2004. Plaintiffs in the consolidated class action are seeking unspecified monetary damages from claimed injuries arising from allegedly illegal and improper mutual fund trading practices, as well as disgorgement of investment advisory fees, rescission and restitution of unspecified funds. The two derivative actions were also consolidated into a new amended complaint, also filed on or about September 29, 2004. Plaintiffs in the consolidated derivative action are seeking, on behalf of the Companies, unspecified monetary damages for similar claimed injuries, as well as removal of Excelsior Fund directors, removal of U.S. Trust as advisor to the Excelsior Funds, rescission of its investment advisory contracts and disgorgement of management fees and compensation relating to the Excelsior Funds.

The defendants in the consolidated actions have moved to dismiss such actions, and the Maryland court is scheduled to hear oral argument on the motions to dismiss on June 16-17, 2005. The defendants will not be required to answer the complaints until such motions have been decided, and discovery in the actions is currently stayed.

While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information, the Adviser believes that the likelihood is remote that the pending private lawsuits and Investigations will have a material adverse financial impact on the Companies, and further believes that the pending Investigations and private lawsuits are not likely to materially affect the Adviser’s ability to provide investment management services to the Companies.

38

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees/Directors and Shareholders of

Excelsior Funds Trust and Excelsior Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Equity Income Fund, Large Cap Growth Fund, Managed Income Fund, Mid Cap Value Fund, Small Cap Fund, and Value and Restructuring Fund (four of the portfolios constituting the Excelsior Funds, Inc. and two of the portfolios constituting the Excelsior Funds Trust) (collectively, the “Funds”) as of March 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the Retirement Shares financial highlights for the period December 31, 2004 (commencement of Retirement Shares operations) through March 31, 2005. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Equity Income Fund, Large Cap Growth Fund, Managed Income Fund, Mid Cap Value Fund, Small Cap Fund, and Value and Restructuring Fund as of March 31, 2005, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended and the Retirement Shares financial highlights for the period December 31, 2004 (commencement of Retirement Shares operations) through March 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

May 27, 2005

39

Directors/Trustees and Officers of the Excelsior Funds Complex (Unaudited)

Information pertaining to the Directors/Trustees and Officers of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust (each a “Company” and collectively, the “Excelsior Funds Complex”) is set forth below. Directors/Trustees who are not deemed to be “interested persons” of the Excelsior Funds Complex as defined in the 1940 Act are referred to as “Independent Board Members.” Directors/Trustees who are deemed to be “interested persons” of the Excelsior Funds Complex are referred to as “Interested Board Members”. The following information is as of May 20, 2005.

Name and Address(1) Age Time Served with the Excelsior Funds Complex	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director/Trustee(3)	Other Directorships Held by Director/Trustee(4)
DIRECTORS/TRUSTEES(2) INDEPENDENT BOARD MEMBERS
Frederick S. Wonham Age: 74 Since 1997	Retired. Chairman of the Boards and Director (since 1997) and President and Treasurer (from 1995 to February 2002) of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc.; Chairman of the Board and Trustee (since 1997) and President and Treasurer (from 1995 to February 2002) of Excelsior Funds Trust.	29	None.

Rodman L. Drake Age: 62 Since 1994	Director of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 1996); Trustee of Excelsior Funds Trust (since 1994); Director, Crystal River Capital Inc. (a private REIT) (since March 2005); Director, Parson Brinkerhoff, Inc. (engineering firm) (since 1995); Co-Founder of Baringo Capital LLC (since 2002); President, Continuation Investments Group, Inc. (from 1997 to 2001).	29	Director and Chairman, Hyperion Total Return Fund, Inc., Hyperion Strategic Mortgage Fund Inc., and Hyperion 2005 Term Trust Inc. (since 1991); Director, Jackson Hewitt Inc. (since June 2004).

Morrill Melton ("Mel") Hall, Jr. Age: 60 Since 2000	Director of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 2000); Trustee of Excelsior Funds Trust (since 2000); Chairman and Chief Executive Officer, Comprehensive Health Services, Inc. (health care management and administration) (since 1991).	29	None.

Roger M. Lynch Age: 64 Since 2001	Retired. Director of Excelsior Funds, Inc. and Excelsior Tax- Exempt Funds, Inc. and Trustee of Excelsior Funds Trust (since 2001); Director, SLD Commodities, Inc. (importer of nuts) (since 1991); President, Corporate Asset Funding Co., Inc. (asset securitization) (from 1987 to 1999); Limited Partner (from 1986 to 1999), Goldman Sachs & Co.	29	None.

40

Name and Address(1) Age Time Served with the Excelsior Funds Complex	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director/Trustee(3)	Other Directorships Held by Director/Trustee(4)
Jonathan Piel Age: 66 Since 1994	Retired. Director, Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 1996); Trustee, Excelsior Funds Trust (since 1994).	29	None.

John. D. Collins Age: 66 Since 2005	Retired. Director, Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 2005); Trustee, Excelsior Funds Trust (since 2005). Consultant, KPMG, LLP (from July 1999 to June 2000); Partner, KPMG, LLP (from March 1962 to June 1999).	29	Director, CCC Information Services Inc. (software to automate process of settling automobile claims) (since September 2004); Director, Mrs. Fields’ Companies, Inc. (consumer products) (since December 2004).
INTERESTED BOARD MEMBER(5)
James L. Bailey 114 West 47th Street New York, NY 10036 Age: 59 Since 2004	Chief Operating Officer of U.S. Trust Corporation (since December 2004) and Executive Vice President of U.S. Trust Corporation and United States Trust Company of New York (since 2003); President, Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (from 2003 to July 2004); Consultant in the financial services industry (from August 2000 to January 2003); Executive Vice President of Citicorp (from 1992 to August 2000).	29	None.
OFFICERS
Mary Martinez 114 West 47th Street New York, NY 10036 Age: 45 President Since July 2004	Managing Director of United States Trust Company of New York (since 2003) and Chief Executive Officer of National Private Banking (since October 2004); Managing Director and Director of Relationship Management Service, Marketing, Information and Technology at Bessemer Trust (from 1998 to 2003).	N/A	N/A

Joseph Trainor, CFA 114 West 47th Street New York, NY 10036 Age: 44 Vice President Since February 2004	Managing Director of United States Trust Company of New York and President, U.S. Trust Institutional (since 2003); President of MFS Institutional Advisors (from 1998 to 2002).	N/A	N/A

41

Name and Address(1) Age Time Served with the Excelsior Funds Complex	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director/Trustee(3)	Other Directorships Held by Director/Trustee(4)
Agnes Mullady 225 High Ridge Road Stamford, CT 06905 Age: 46 Treasurer/Chief Financial and Chief Accounting Officer Since February 2004	Senior Vice President, U.S. Trust Company, N.A. (since 2004); Chief Financial Officer, AMIC Distribution Partners (from 2002 to 2004); Controller Reserve Management Corporation, Reserve Management Company, Inc. and Reserve Partners, Inc. (from 2000 to 2002); Vice President and Treasurer, Northstar Funds; Senior Vice President and Chief Financial Officer, Northstar Investment Management Corp.; President and Treasurer, Northstar Administrators Corp.; and Vice President and Treasurer, Northstar Distributors, Inc. (from 1993 to 2000).	N/A	N/A

Scott Rhodes 225 High Ridge Road Stamford, CT 06905 Age: 46 Vice President and Assistant Treasurer Since November 2004	Vice President, U.S. Trust Company, N.A. (since August 2004); Vice President, BlackRock Financial Management, Inc. (2004); Controller, Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer, American Skandia Trust and American Skandia Advisor Funds, Inc. (from 1996 to 2003).	N/A	N/A

Alexandra Poe 114 West 47th Street New York, NY 10036 Age: 44 Secretary and Chief Legal Officer Since May 2004	Senior Vice President and Assistant General Counsel, United States Trust Company of New York (since May 2004); Chief Legal Officer for Managed Accounts and Alternative Investment Strategies, Prudential Investments (from 2001 to 2004); Senior Vice President and General Counsel, US Investment Management and Global Hedge Funds and President of the Schroder Mutual Funds, Schroders (from 1996 to 2001).	N/A	N/A

Sharon M. Davison 114 West 47th Street New York, NY 10036 Age: 50 Chief Compliance Officer Since September 2004	Senior Vice President of U.S. Trust Company of New York (since 2001); Director of Securities and Corporate Compliance (since 2001); Director of Special Investigations-New York Stock Exchange Division of Market Surveillance (from 2000 to 2001); Senior Counsel-New York Stock Exchange Division of Market Surveillance (from 1997 to 2000).	N/A	N/A

42

Name and Address(1) Age Time Served with the Excelsior Funds Complex	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director/Trustee(3)	Other Directorships Held by Director/Trustee(4)
Wyndham Clark 225 High Ridge Road Stamford, CT 06905 Age: 47 Anti-Money Laundering Officer Since May 2004	Vice President and AML Officer, U.S. Trust Company, N.A. (since 2003); Vice President and Deputy Director Risk Management, IBJ Whitehall (banking) (from 2001 to 2002); and Vice President and Chief Risk Officer, EMAC, LLC (commercial lender, asset backed security issuer) (from 1999 to 2001).	N/A	N/A

Ralph Pastore 225 High Ridge Road Stamford, CT 06905 Age: 35 Vice President Since May 2005	Vice President, U.S. Trust Company, N.A. (since 2001); Director, Mutual Fund Operations, American Skandia Investment Services, Inc. (from 1998 to 2001)	N/A	N/A

(1)	Each independent director/trustee may be contacted by writing to Excelsior Funds, 225 High Ridge Road, Stamford, CT 06905.
(2)	Each director/trustee shall hold office until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. The officers of each Company shall hold office for a one year term and until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed, or becomes disqualified in accordance with each Company’s by-laws.
(3)	The Excelsior Funds Complex consists of all registered investment companies (Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust) for which U.S. Trust serves as investment adviser. As of May 20, 2005, the Excelsior Funds Complex consisted of 29 Funds.
(4)	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.
(5)	“Interested person” of the Company is defined in the 1940 Act. Mr. Bailey is considered an “interested person” because of his affiliation with the Adviser.

For more information regarding the Directors/Trustees and Officers, please refer to the Statement of Additional Information, which is available upon request by calling 1-800-446-1012.

43

DISCLOSURE OF FUND EXPENSES (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. As a shareholder of the fund, you incur ongoing, or operating costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your fund’s costs in two ways.

•	Actual expenses. This section provides information about actual account values and actual expenses based on the Funds’ actual return for the period. This section is designed to help you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period”.

•	Hypothetical expenses. This section provides information about hypothetical account values and hypothetical expenses that would have been incurred by an investor in the Fund based on an assumed rate of return of 5% per year before expenses. This section is designed to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the year, but that the expense ratio is unchanged. In this case, because the return used is not the fund’s actual return, the results cannot be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

44

DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only, which are described in the Prospectus. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 9/30/2004	Ending Account Value 3/31/2005	Annualized Expense Ratios**	Expenses Paid During Period*
Actual Fund Return***
Equity Income Fund — Retirement Shares	$1,000.00	$984.80	1.55%	$3.74
Large Cap Growth Fund — Retirement Shares	1,000.00	944.60	1.55	3.67
Managed Income Fund — Retirement Shares	1,000.00	1,001.00	1.40	3.38
Mid Cap Value Fund — Retirement Shares	1,000.00	969.90	1.64	3.69
Small Cap Fund — Retirement Shares	1,000.00	947.70	1.55	2.57
Value and Restructuring Fund — Retirement Shares	1,000.00	974.20	1.64	3.68

Hypothetical 5% Return****
Equity Income Fund — Retirement Shares	1,000.00	1,017.30	1.55	7.70
Large Cap Growth Fund — Retirement Shares	1,000.00	1,017.30	1.55	7.70
Managed Income Fund — Retirement Shares	1,000.00	1,018.10	1.40	6.89
Mid Cap Value Fund — Retirement Shares	1,000.00	1,017.35	1.64	7.64
Small Cap Fund — Retirement Shares	1,000.00	1,019.60	1.55	5.39
Value and Restructuring Fund — Retirement Shares	1,000.00	1,017.40	1.64	7.59

*	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182) then divided by 365.
**	Annualized expense ratios of certain Funds are after fee waivers and expense reimbursements by the investment adviser. Absent such waivers and reimbursements, expenses paid during the period would have been greater.
***	Information shown reflects values for the period from December 31, 2004 (date of commencement of operations) to March 31, 2005 and has been calculated using expense ratios and rates of return for the same time period.
****	Information shown reflects values using the expense ratios for the period from December 31, 2004 (date of commencement of operations) to March 31, 2005 and has been annualized to reflect values for the period from September 30, 2004 to March 31, 2005.

45

AR-RETIRE-0305

Institutional Shares

MONEY FUND

VALUE AND RESTRUCTURING FUND

MID CAP VALUE FUND

INTERNATIONAL EQUITY FUND

TOTAL RETURN BOND FUND

INCOME FUND

HIGH YIELD FUND

EQUITY CORE FUND

ANNUAL REPORT

March 31, 2005

This report must be preceded or accompanied by a current prospectus.

A description of the policies and procedures that Excelsior Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling (800) 881-9358, and (ii) on the Commission’s website at http://www.sec.gov.

Excelsior Funds file their June 30 and December 31 schedule of portfolio holdings with the Securities and Exchange Commission, on Form N-Q, within sixty days after the applicable reporting period. Excelsior Funds Form N-Q is available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You should consider the Fund’s investment objectives, risks and expenses carefully before you invest. Information about these and other important subjects is in the Fund’s prospectus, which you should read carefully before investing.

Excelsior Funds Trust and Excelsior Funds, Inc. are distributed by BISYS Fund Services Limited Partnership.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, BANK INSURANCE FUND, FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN A FUND IS SUBJECT TO RISK OF PRINCIPAL.

LETTER TO SHAREHOLDERS

March 31, 2005

Dear Fellow Shareholder:

The fiscal year ended March 31, 2005 was marked by a continuing uptrend in broad based market indices. Financial markets spent much of 2004 waiting to see who would win the U.S. Presidential election. Stocks rose in the post-election period, posting gains from the first week of November to year end. The markets held their ground despite higher than anticipated energy prices. On December 14th, the Standard & Poor’s 500 Index closed above 1200 for the first time since August of 2001, and stocks retained most of their year-end 2004 gains during the first quarter of 2005. Also, the Federal Reserve monetary policy took hold, with its seventh increase in the Federal Funds rate to 2.75% as of the end of the first quarter of 2005.

Going forward, our overall investment theme reflects a preference for goods versus services, real versus financial assets, and “old economy” sectors and industries stocks versus the so-called “new economy”. Creating the cities and the infrastructure that are springing up in giant global emerging economies has raised overall levels of demand for commodities that are in relatively short supply, particularly after a decade or more of capital under investment in tangible producing sectors. We expect to focus on opportunities for above-market returns, and our portfolio managers will aim to capitalize on these prospects as they take shape.

As always, we value your confidence in selecting Excelsior to fulfill your investment needs. We strongly believe that Excelsior’s array of funds will help meet the full range of your financial objectives.

Sincerely,

Mary Martinez

President

1

DOMESTIC EQUITY MARKET REVIEW

After a strong performance across sectors, styles, and capitalization ranges during the previous reporting period ended March 31, 2004, the domestic equity markets turned challenging and finished the current reporting period only slightly higher. For the twelve months ended March 31, 2005, the Dow Jones Industrial Average (DJIA) rose 1.4%, the NASDAQ Composite Index (COMP) ticked up 0.25%, while the Standard & Poor’s 500 Index (S&P 500) gained 4.8%.

Throughout the reporting period, good news—including positive macroeconomic trends and attractive corporate fundamentals—was overshadowed by the triple threat of rising market interest rates, surging oil prices, and ongoing violence in the Middle East. The closely fought presidential election added further uncertainty to the markets, which rallied late in 2004 following President Bush’s reelection. However, a falling dollar, repeated interest rate hikes by the Federal Reserve, and a resurgence of oil prices depressed the domestic equity markets in the first calendar quarter of 2005.

During the first fiscal quarter ended June 30, 2004, stocks found solid support behind a bulwark of positive economic news and good company fundamentals. Although a major advance was checked, stocks were able to shake off the so-called “triple threat” to continue their rally.

The second fiscal quarter proved more challenging as stocks declined after the Democratic Convention gave candidate John Kerry a lift in the polls. Prices recovered in September after President Bush took the lead in the polls following the Republican Convention and the markets began to believe he would win re-election. Oil prices exceeded $50 per barrel during the quarter and investors began to fret about declining inventories. This, in turn, fueled worries over inflation and the effect of high energy prices on domestic economic growth.

The markets received a boost in the fiscal third quarter as growth in gross domestic product (GDP) was revised upwards to 3.9% from an initial reading of 3.7%. The re-election of President Bush by a solid majority was also well received by the markets in anticipation of favorable tax developments in the future. In December, new unemployment claims fell to a one-year low, and there was hope that the pace of job creation had stepped up. Retail sales data reported in mid-December surprised on the upside, suggesting that consumers were maintaining spending in the face of increased costs for gasoline and heating oil. Even the persistently high oil prices eased, adding to the good news, while inflation remained in check.

In the final fiscal quarter ended March 31, 2005, the combined headwinds of rising oil prices (which reversed course to exceed $50 per barrel once again), rising market interest rates, and a falling dollar proved too strong for stocks to overcome. Despite these overhangs, consumer confidence remained strong and the labor market remained stable. However, two key measures of business activity in the U.S. decelerated during the quarter. The rally of late 2004 stalled in January 2005, regained momentum in February, only to stall again in March. As a result, domestic equities generally declined in the quarter.

2

INTERNATIONAL EQUITY MARKET REVIEW

After an especially strong year for International equities for the previous fiscal year ended March 31, 2004, the non-U.S. stock markets generally produced another year of solid returns during the twelve-month period ended March 31, 2005. Gains were largely driven by two factors: the continuing global economic recovery and the slumping U.S. dollar, which boosted International equity gains further in U.S. currency terms.

For the first fiscal quarter ended June 30, 2004, MSCI Europe led the way, posting a gain of 2.1% (in U.S. dollars) versus MSCI Asia, which declined 5.3% in USD. Currencies had a negative bias throughout the world but were the worst in Australia and Japan. Key macroeconomic drivers continued to be terrorism and its effects on oil prices, as well as a general bias towards interest-rate tightening globally. The Bank of England raised rates twice for a total hike of 50 basis points (one-half of one percent) while the European Central Bank (ECB) and China stood pat. European stock exchanges were generally in positive territory but Asia was a far different story, as overall weakness in non-Japan Asia resulted from a slowdown being orchestrated in China and an overwhelmingly negative sentiment towards technology that hurt Taiwan and Korea.

In the second fiscal quarter, European stocks rose slightly while Japanese stocks sold off fairly dramatically. Outside of Japan, however, Asian equities delivered a strong rebound in the quarter. The positive fallout from the declining interest rates in the U.S. was strongly felt throughout emerging markets as risk premiums declined. Indeed, the Hong Kong property market, in an environment of negative real interest rates, was up sharply. With the U.S. raising interest rates, the ECB stayed on hold at 2% while the Bank of England raised rates by 25 basis points to 4.75%.

The third fiscal quarter saw international markets once again outperforming the U.S. market, and the performance differential was quite impressive. A continuing contributor to the absolute performance of the international market was the decline of the U.S. dollar, which established new all-time lows against the euro during the fourth calendar quarter.

In general, non-U.S. stocks finished the final fiscal quarter on a positive note. Developed markets were supported by solid economic growth worldwide, while emerging markets continued to benefit from substantial improvements in the quality of management and the transparency of balance sheets. However, the previously all-too-familiar weakness of the U.S. dollar ceased to be a contributor to the absolute performance of International equities during this period as lingering concerns regarding both current account and federal budget deficits were overcome by the realization that the U.S. enjoyed one of the fastest-growing economies in the developed world.

3

FIXED INCOME MARKET REVIEW

Despite the strong crosscurrents of rising market interest rates and growing inflationary pressures, the fixed-income marketplace held up relatively well for the twelve-month period ended March 31, 2005. Whether corporate or municipal, long or short-term, high quality or high yield, the fixed-income market indices generally trended upwards during the reporting period.

During the first fiscal quarter, U.S. Treasuries declined in price, suffering one of the worst three-month periods in a decade as the economy and the jobs market heated up. The Federal Reserve raised its federal funds target by 25 basis points, or one-quarter of one percent, to 1.25%, the first increase since May 2000.

After performing strongly earlier in 2004, asset-backed and commercial-mortgage-backed securities (CMBS) posted weaker returns relative to Treasuries. The underperformance was primarily due to the rise in interest rate swap spreads since these sectors are tightly correlated to swap spread movements. In addition, a surge in CMBS issuance in June also negatively impacted spreads. Meanwhile, residential mortgage-backed securities posted stronger relative results.

Prices for U.S. Treasury securities rebounded in the second fiscal quarter, pushing bond yields lower. This decrease in yields occurred even as the Federal Reserve continued to raise its target short-term interest rate. The Fed’s rate-setting committee increased its target short-term federal funds rate twice during the quarter, to 1.75%. Although short Treasury rates moderately declined in the quarter, the intermediate to long end of the Treasury curve experienced a decline in yields and the yield curve continued to flatten.

The third fiscal quarter saw further interest rate hikes on the part of the Federal Reserve, with two additional increases of 25 basis points bringing the target federal funds rate to 2.25%. These moves brought short-term rates to their highest levels in more than three years, although the yield curve flattened even further as the intermediate and long end of the Treasury curve experienced a less dramatic rise in yields.

Meanwhile, the municipal market took the Federal Reserve’s actions in stride with surprisingly little movement in residential mortgage rates. After jumping last spring when the Fed signaled its intention to raise short-term interest rates, longer-term municipal yields actually came back down when the Fed’s tightening began in earnest in June.

The reporting period’s final quarter proved challenging for the fixed-income markets. The Fed raised rates twice more, bringing the federal funds rate to 2.75%. A market sell-off in bonds was precipitated by Federal Reserve Chairman Alan Greenspan’s pronouncement mid-way through the quarter that low long-term yields, combined with rising short-term yields, posed a “conundrum” in the market. Then in March, the Fed indicated for the first time in this tightening cycle that it is concerned about inflationary pressures. The fixed-income market’s sentiment worsened further after General Motors announced that its earnings and cash flow for 2005 would be much lower than anticipated. As a result, the majority of fixed-income indices came under pressure during the quarter.

4

EXCELSIOR FUNDS, INC.	VALUE & RESTRUCTURING FUND

Throughout the reporting period, holdings in the energy sector benefited Fund performance as energy prices—particularly oil, but also natural gas—rose significantly. Positions in cyclical stocks also boosted returns. In the first fiscal quarter, underweight exposure to technology, pharmaceutical, and healthcare stocks aided relative returns, as did overweight positions in energy and industrials. Meanwhile, holdings in financial firms detracted from performance. In the second fiscal quarter, energy and cyclical stocks performed solidly, while our underweight positions in technology and healthcare once again benefited relative performance as neither sector fared particularly well. During the third fiscal quarter, an important trend emerged: an increasing number of, as well as higher, dividend payouts. Flush with cash, corporate managers began using dividends to enhance shareholder value. This allowed the Fund’s yield to remain steady and rewarding, despite a gain in asset value throughout the period. Dividends are an important component of total return, and the trend towards higher payouts is, we believe, an important feature of the market environment going forward. Once again, energy and natural resource-related stocks powered Fund returns. In the final fiscal quarter of the reporting period, the equity markets essentially went sideways, with energy holdings (particularly overseas-based companies), as well as an underweight exposure to technology and healthcare once again boosting relative performance.

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 9/30/02 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does do not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Frank Russell Company—The Russell 1000 Value Index is an unmanaged index composed of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is composed of the 1000 largest companies in The Russell 3000 Index which is composed of 3,000 of the largest U.S. companies by market capitalization. The Index includes dividends reinvested.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

5

EXCELSIOR FUNDS TRUST	MID CAP VALUE FUND

Throughout the reporting period, an attractive environment for mid-cap stocks—including positive macroeconomic trends and solid-to-strong corporate fundamentals—was overshadowed by the triple threat of rising market interest rates, surging oil prices, and ongoing violence in the Middle East. In the first fiscal quarter, appreciation in equities essentially paused while volatility increased. The Fund’s top-performing stocks included two energy-related firms, while holdings in the technology and home-building sectors lagged. In the second fiscal quarter, the Fund maintained its bias toward companies positioned to benefit from continued economic expansion, a posture we believed remained appropriate. The third fiscal quarter was strong for stocks and the Fund participated in the rally, led by holdings in consumer products and land development companies. Late in the reporting period, the emerging “triple threat” depressed investor sentiment toward the domestic equity markets and ushered in a challenging period for stocks in general, with the majority of equity market indices losing ground. Specific to the portfolio, the Fund’s exposure to healthcare, technology, and energy stocks (particularly power producers) hampered relative returns. Despite the less-than-stellar environment, the Fund maintained its longer-range view of investment opportunities and made new investments in sectors believed to be overlooked during the recent rise in commodity prices and that generally lagged in the quarter, including technology stocks and select financials.

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 6/1/96 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Frank Russell Company—The Russell Mid Cap Value Index measures the performance of medium-sized value-oriented securities.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

6

EXCELSIOR FUNDS TRUST	INTERNATIONAL EQUITY FUND

During the first fiscal quarter, we maintained weightings in Japan roughly in-line with the benchmark, while underweighting the United Kingdom on a negative outlook for the financial sector and overweighting the Asian emerging markets due to accelerating growth. Holdings in consumer staples, healthcare, and energy boosted relative returns while information technology, telecommunications, and materials stocks were a drag on performance. In the second fiscal quarter, we reduced exposure to technology and, within the energy sector, diversified out of exploration and production into oil service companies we believe held greater appreciation potential. The third fiscal quarter saw the Fund outperform its benchmark due to successful stock selection across sectors. During the quarter, we initiated new positions in the Taiwanese technology and European media sectors. In the reporting period’s final quarter, the Fund continued to benefit from successful stock selection, especially in the energy, materials, and industrials sectors, and an overweight position in Emerging Markets stocks. By country, Norway, Denmark, and Canada were performance leaders while holdings in Ireland, Hong Kong, and New Zealand were laggards. By period’s end, we had eliminated selected positions in Asia, moving away from consumer sectors, while adding positions in robotics and pharmaceuticals. In Europe, we added in consumer sectors and autos.

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. International investing is subject to special risks such as currency fluctuations, political risks, and differences in accounting and taxation standards.

The above illustration compares a $10,000 investment made in the Fund and broad-based indices over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The indices do not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Morgan Stanley & Co., Incorporated—The Morgan Stanley Capital International EAFE (Europe, Australia, Asia, Far East) Index is a widely accepted, unmanaged index composed of a sample of companies from 21 countries representing the developed stock markets outside North America.
***	Source: Morgan Stanley & Co., Incorporated—The Morgan Stanley Capital International All Country World Index Free ex U.S. Index is a widely accepted, unmanaged index of global stock market performance comprising 47 countries with developed and emerging markets excluding the United States.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns do not reflect the 2% fee imposed on shares redeemed 30 days or less after their date of purchase.

7

EXCELSIOR FUNDS TRUST	TOTAL RETURN BOND FUND

The Total Return Bond Fund’s performance in the first fiscal quarter was in line with the benchmark’s (Lehman Government/Credit Index) return. The portfolio’s barbell position and shorter duration benefited as yields rose and the Treasury yield curve flattened. The portfolio’s residential mortgage-backed and municipal holdings were also positive contributors to relative performance. These positive effects were offset by the negative impact from widening swap spreads on the portfolio’s asset-backed and commercial mortgage backed holdings. The portfolio’s overweight in the finance sector and underweight in the industrial sector also had a negative effect.

In the second fiscal quarter, the portfolio’s barbell position benefited from the flattening in the Treasury yield curve. Another positive contributor, as interest rates declined, was the portfolio’s higher weighted coupon in the mortgage sector. These positive effects were offset by the moderate underweight allocation in corporate bonds, a sector of the market that outperformed over the quarter.

The fund has maintained its defensive positioning to rising interest rates over the third fiscal quarter and the bias to a continued flattening of the yield curve. This strategy was a positive contributor to returns along with the portfolio’s off-index allocation to residential mortgages and commercial mortgage backed securities. These contributors were offset by the moderate underweight allocation in corporate bonds, a sector of the market that outperformed over the quarter. At year end, the duration of the fund was 4.9 years and the average quality rating of the portfolio remains at AAA.

Over the fourth fiscal quarter, ending March 31, 2005, the Fed’s rate-setting committee increased its target short-term federal funds rate twice during the last quarter, to 2.75%. These moves brought short-term rates to their highest levels in over three years. U.S. Treasury rates rose during the first quarter of the year as the Federal Reserve continued to raise its target short-term interest rate. A market sell-off in bonds was precipitated by Fed Reserve Chairman Alan Greenspan’s pronouncement mid-way through the quarter that low long-term yields combined with rising short-term yields pose a “conundrum” in the market. Then, in March, the Fed indicated for the first time in this tightening cycle that it is concerned about inflationary pressures. The Fund’s defensive posture to rising rates and positioning for a flattening yield curve were contributors to out-performance for the quarter. The allocation to residential and commercial mortgage backed securities also added value over the quarter as these sectors posted positive excess returns. Our underweight allocation versus the benchmark in corporate bonds helped as the investment grade corporate market lost ground over the period.

8

EXCELSIOR FUNDS TRUST	TOTAL RETURN BOND FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Lehman Brothers—The Lehman Brothers Govt/Credit Bond Index is an unmanaged total return performance benchmark comprised of U.S. Government agencies and U.S. Treasury securities and investment grade corporate debt, selected as representative of the market.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

9

EXCELSIOR FUNDS TRUST	INCOME FUND

In the first fiscal quarter, the Income Fund’s performance was in line with the benchmark’s (Lehman Aggregate Index) return. The portfolio’s barbell position benefited from the flattening in the Treasury yield curve. Another positive contributor, as interest rates rose, was the portfolio’s higher weighted coupon in the mortgage sector. These positive effects were offset by the negative impact from widening swap spreads on the portfolio’s asset-backed and commercial mortgage backed holdings. The portfolio’s overweight in the finance sector and underweight in the industrial sector also had a negative effect.

The portfolio’s barbell position benefited from the flattening in the Treasury yield curve in the second fiscal quarter. Another positive contributor, as interest rates declined, was the portfolio’s higher weighted coupon in the mortgage sector. These positive effects were offset by the moderate underweight allocation in corporate bonds, a sector of the market that outperformed over the quarter. Although the Treasury yield curve, represented by the 2-year/30-year Treasury spread, narrowed in the third quarter, it remained steep at 228 basis points. In this environment, we maintained the barbell positioning of our portfolios.

In the third fiscal quarter, the Income Fund maintained its defensive positioning to rising interest rates and the bias to a continued flattening of the yield curve. This strategy was a positive contributor to returns along with the Fund’s allocation to residential mortgages and commercial mortgage backed securities. Corporate bonds again led all sectors in terms of spread compression by generating 86 basis points of excess returns against duration-equivalent Treasuries and an absolute return of 1.3% as represented by the Lehman U.S. Credit Index. In securitized sectors, the asset-backed securities sector continued its run of out-performance driven by tighter spread to interest rate swap levels and by strong investor demand for yield. Strong investor demand led to solid performance in the commercial mortgage backed securities sector, posting 49 basis points of excess returns. Residential mortgages posted 84 basis points of excess returns versus curve-adjusted Treasuries in the quarter.

Over the fourth fiscal quarter, ending March 31, 2005, U.S. Treasury rates rose as the Federal Reserve continued to raise its target short-term interest rate. A market sell-off in bonds was precipitated by Fed Reserve Chairman Alan Greenspan’s pronouncement mid-way through the quarter that low long-term yields combined with rising short-term yields pose a “conundrum” in the market. The Fed’s rate-setting committee increased its target short-term federal funds rate twice during the last quarter, to 2.75%. These moves brought short-term rates to their highest levels in over three years. In March, the Fed indicated for the first time in this tightening cycle that it is concerned about inflationary pressures. The Fund’s defensive posture to rising rates and positioning for a flattening yield curve were the largest contributors to out-performance for the quarter. Our moderate underweight allocation in corporate bonds helped returns this quarter as the investment grade corporate market lost ground over the period.

10

EXCELSIOR FUNDS TRUST	INCOME FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Lehman Brothers—The Lehman Brothers Aggregate Bond Index is an unmanaged, fixed income, market value- weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

11

EXCELSIOR FUNDS TRUST	HIGH YIELD FUND

The key drivers of high yield market performance in the first fiscal quarter were the ongoing improvement in default rates and the nearly 100-basis-point increase in U.S. interest rates. Relative to the Merrill High Yield Index, we had overweight positions in paper/packaging, chemicals, and metals/mining to benefit from strong economic growth and in gaming to reduce portfolio volatility. In the second fiscal quarter, we positioned the portfolio for moderate volatility in an environment of solid economic growth and stable or moderately rising interest rates, holding issues with high coupons trading near their call prices. As a result, the Fund did not fully participate in the strong performance of the high yield sector during the quarter as interest rates fell. The Fund’s relative underperformance in the third fiscal quarter was almost entirely due to underweight exposure to high-volatility, lower-tier securities. However, it is important to note that our underweighting of lower-tier credits reflected concerns surrounding possible principal risk from rising interest rates and uncertainty surrounding national and international political events. In the reporting period’s final quarter, the Fund’s performance was notably mixed with January and particularly March suffering negative returns. During the quarter, our positions in chemicals and metals, along with certain telecom holdings, helped the Fund outperform the Index. However, our underweight in energy as well as holdings in automotive suppliers modestly impaired performance. Finally, the Fund’s shorter duration relative to the Index was somewhat beneficial to performance, as Treasury yields continued to rise throughout the quarter.

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. Securities rated below investment grade generally entail greater market, credit, and liquidity risks than investment grade securities.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 10/31/00 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Merrill Lynch—The Merrill Lynch High Yield, Cash Pay Index is an unmanaged index comprised of publicly placed, non-convertible, coupon bearing domestic debt. Issues in the index are less than investment grade as rated by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc., and must not be in default. Issues have a term to maturity of at least one year.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

12

EXCELSIOR FUNDS TRUST	EQUITY CORE FUND

At the end of the first fiscal quarter, the portfolio emphasized the consumer discretionary, materials, and utilities sectors and underweighted information technology, financial and telecommunications stocks. The underweight of financial stocks resulted from concerns about rising interest rates. In terms of performance, holdings in department stores, pharmaceuticals, and energy were positive while an auto parts retailer, a cable provider, and an Internet networking and storage firm suffered the largest absolute declines. During the second fiscal quarter, the Fund prospered by owning a number of restructuring companies, including a large maker of digital imaging equipment and film, as well as three energy-related companies. On the other hand, holdings in auto parts retailers and networking and storage solutions firms hampered performance. The Fund advanced in the third fiscal quarter as investors became convinced of the viability and strength of the U.S. economic recovery, and the presidential election was resolved in favor of the Bush administration. The same restructuring companies that helped power returns in the previous quarter continued to perform well, and our pro-growth holdings structure allowed us to capitalize on the market’s forceful gains in the quarter. The Fund also continued to benefit from our holding of Florida’s single biggest land company, which beat earnings guidance in the third calendar quarter and reaffirmed guidance for 2004. On the negative side, we suffered from the big-pharmaceutical backlash triggered by drug recalls. In the reporting period’s final fiscal quarter, a lackluster and trading range market environment, the two best performing sectors within the portfolio were utilities and energy. The latter sector (which also turned in the strongest performance in 2004) was supported by consistently high oil prices and the resultant surge in profits. The consumer stocks in the portfolio held up well in a generally weak group. The portfolio’s healthcare stocks outperformed, helped in part by its emphasis away from the large pharmaceutical companies. The financial stocks showed weakness with concerns over rising interest rates; however, the portfolio’s financial stocks performed well on a relative basis, helped by our underweighting of commercial banks. Our underweighting in technology also aided performance.

13

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2005

Money Fund

Principal		Rate	Value

BANK NOTES — 4.05%
$70,000,000	Bank of America, 05/17/05	2.75%	$70,000,000

	TOTAL BANK NOTES (Cost $70,000,000)		70,000,000

CERTIFICATES OF DEPOSIT — 23.12%
50,000,000	Barclay Bank, 06/30/05	3.02	50,000,000
75,000,000	BNP Paribas, 04/06/05	2.78	75,000,000
75,000,000	First Tennessee Bank, 05/03/05	2.80	74,999,899
50,000,000	HSBC, 05/09/05	2.71	50,001,048
75,000,000	Washington Mutual Corp., 05/03/05	2.81	75,000,000
75,000,000	Wells Fargo Co., 05/06/05	2.80	75,000,000

	TOTAL CERTIFICATES OF DEPOSIT (Cost $400,000,947)		400,000,947

COMMERCIAL PAPER — 34.06%
50,000,000	Allied Irish Bank, Discount Note, 05/05/05	2.70	49,872,500
75,000,000	American Express Credit Corp., Discount Note, 04/01/05	2.58	75,000,000
15,000,000	Dupont, Discount Note, 04/01/05	2.83	15,000,000
75,000,000	General Electric Capital Corp., Discount Note, 04/01/05	2.75	75,000,000
50,000,000	HBOS Treasury Services plc, Discount Note, 05/09/05	2.69	49,858,028
50,000,000	International Lease Finance, Discount Note, 05/09/05	2.81	49,851,694
75,000,000	New Center Asset Trust, Discount Note, 05/04/05	2.85	74,804,063
75,000,000	Prudential Funding, Discount Note, 04/01/05	2.82	75,000,000
75,000,000	SLM Corp., Discount Note, 04/06/05(a)	2.76	74,971,250
50,000,000	UBS Finance Corp., Discount Note, 04/01/05	2.58	50,000,000

	TOTAL COMMERCIAL PAPER (Cost $589,357,535)		589,357,535

Principal		Rate	Value

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 26.87%
$265,000,000	Federal Home Loan Bank, Discount Note, 04/01/05	2.58%	$265,000,000
200,000,000	Federal National Mortgage Association, Discount Note, 04/01/05	2.50	200,000,000

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $465,000,000)		465,000,000

Shares
REGISTERED INVESTMENT COMPANY — 0.00%
36,433	Dreyfus Government Cash Management Fund		36,433

	TOTAL REGISTERED INVESTMENT COMPANY (Cost $36,433)		36,433

Principal
REPURCHASE AGREEMENT — 4.17%
$72,200,000	Morgan Stanley Dean Witter 2.82%, dated 3/31/05, due 4/1/05, to be repurchased at $72,205,656 (collateralized by U.S. Government obligations ranging in par value $75,000-$31,290,000, 0.00%-6.88%, 4/21/05-9/15/10; total market value $73,920.184)		72,200,000

	TOTAL REPURCHASE AGREEMENT (Cost $72,200,000)		72,200,000

TOTAL INVESTMENTS (Cost $1,596,594,915)	92.27%	$1,596,594,915
OTHER ASSETS IN EXCESS OF LIABILITIES	7.73	133,745,500

NET ASSETS	100.00%	$1,730,340,415

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, these securities amounted to $74,971,250 or 4.33% of net assets.

Discount Note—The rate reported is the discount rate at the time of purchase.

plc—public liability company

See Notes to Financial Statements.

14

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2005

Money Fund — (continued)

The summary of the Fund’s investments as of March 31, 2005 is as follows: (Unaudited)

Portfolio Diversification	% of Net Assets	Value
Commercial Paper	34.06%	$589,357,535
U.S. Government Agency and Mortgage Obligations	26.87	465,000,000
Certificates of Deposit	23.12	400,000,947
Repurchase Agreement	4.17	72,200,000
Bank Notes	4.05	70,000,000
Registered Investment Company	—	36,433

Total Investments	92.27%	$1,596,594,915
Other Assets and Liabilities (Net)	7.73	133,745,500

Net Assets	100.00%	$1,730,340,415

See Notes to Financial Statements.

15

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2005

Value and Restructuring Fund

Shares		Value

COMMON STOCKS — 95.06%
	CONSUMER DISCRETIONARY — 20.83%
1,750,000	Avon Products, Inc.	$75,145,000
1,800,000	Black & Decker Corp.	142,182,000
2,450,000	Centex Corp.	140,311,500
1,011,388	Harman International	89,467,382
3,650,000	Interpublic Group of Companies, Inc.(a)	44,822,000
1,700,000	Journal Communications, Inc., Class A	28,135,000
3,700,000	Liberty Media Corp., Class A(a)	38,369,000
2,000,000	Loews Corp. — Carolina Group	66,200,000
2,250,000	Newell Rubbermaid, Inc.	49,365,000
2,100,000	TJX Cos., Inc.	51,723,000
5,600,000	XM Satellite Radio Holdings, Inc., Class A(a)	176,400,001
2,075,000	Zale Corp.(a)	61,669,000

		963,788,883

	CONSUMER STAPLES — 4.32%
1,850,000	ConAgra Foods, Inc.	49,987,000
2,425,000	Dean Foods Co.(a)	83,177,500
1,575,000	Kraft Foods, Inc., Class A	52,053,750
1,500,000	Vintage Wine Trust, Inc.(a)(b)	15,000,000

		200,218,250

	ENERGY — 12.97%
200,000	Alpha Natural Resources, Inc.(a)	5,734,000
2,100,000	Burlington Resources, Inc.(c)	105,147,000
625,000	ConocoPhillips	67,400,000
2,050,000	Consol Energy, Inc.	96,391,000
2,225,000	Devon Energy Corp.(c)	106,243,750
1,200,000	Mariner Energy, Inc.(a)(b)	16,800,000
950,000	Noble Energy, Inc.	64,619,000
1,650,000	Petrobras ADR	72,897,000
1,650,000	Todco, Class A(a)	42,636,000
1,100,000	W&T Offshore, Inc.(a)	22,836,000

		600,703,750

	FINANCIAL — 16.84%
1,450,000	Ace Ltd.	59,841,500
2,486,200	Amvescap plc ADR	31,525,016
1,650,000	Apollo Investment Corp.(d)	27,687,000
725,000	CIT Group, Inc.	27,550,000
1,625,000	Citigroup, Inc.	73,027,500
1,000,000	Freddie Mac	63,200,000
1,825,000	JP Morgan Chase & Co.	63,145,000

Shares		Value

COMMON STOCKS — (continued)
	FINANCIAL — (continued)
675,000	Lehman Brothers Holding, Inc.	$63,558,000
700,000	Loews Corp.	51,478,000
2,400,000	MCG Capital Corp.	36,924,000
1,300,000	Metlife, Inc.	50,830,000
1,500,000	MoneyGram International, Inc.	28,335,000
1,325,000	Morgan Stanley	75,856,250
800,000	PNC Financial Services Group, Inc.	41,184,000
2,100,000	Primus Guaranty Ltd.(a)	27,363,000
650,000	Washington Mutual, Inc.	25,675,000
450,000	XL Capital Ltd., Class A	32,566,500

		779,745,766

	HEALTH CARE — 3.85%
860,000	AmerisourceBergen Corp.	49,269,400
525,000	Baxter International, Inc.	17,839,500
900,000	Bristol-Myers Squibb Co.	22,914,000
1,175,000	HCA, Inc.	62,944,750
600,000	Wyeth	25,308,000

		178,275,650

	INDUSTRIALS — 12.89%
1,850,000	AGCO Corp.(a)	33,762,500
700,000	Arlington Tankers	16,450,000
2,875,000	Cendant Corp.	59,052,500
1,350,000	Deluxe Corp.	53,811,000
120,200	Dolby Laboratories, Inc., Class A(a)	2,824,700
1,775,000	Empresa Brasileira de Aeronautica S.A. ADR	55,557,500
1,150,000	Gol Linhas Aereas Inteligentes S.A. ADR(a)	28,899,500
1,425,000	Overnite Corp.	45,585,750
1,100,000	Ryder Systems, Inc.	45,870,000
1,650,000	Tyco International Ltd.	55,770,000
1,100,000	Union Pacific Corp.	76,670,000
3,300,000	United Rentals, Inc.(a)	66,693,000
550,000	United Technologies Corp.	55,913,000

		596,859,450

	INFORMATION TECHNOLOGY — 5.61%
1,970	Computer Associates International, Inc.	53,387
3,400,000	Harris Corp.	111,010,000
2,575,000	Nokia Oyj ADR	39,732,250

See Notes to Financial Statements.

16

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2005

Value and Restructuring Fund — (continued)

Shares		Value

COMMON STOCKS — (continued)
	INFORMATION TECHNOLOGY — (continued)
1,300,000	Plantronics, Inc.	$49,504,000
1,200,000	Texas Instruments, Inc.(c)	30,588,000
2,325,000	Vishay Intertechnology, Inc.(a)	28,899,750

		259,787,387

	RAW/INTERMEDIATE MATERIALS — 7.00%
550,000	Cambrex Corp.	11,715,000
2,450,000	Celanese Corp., Class A(a)	44,075,500
400,000	Eagle Materials, Inc., Class B	31,520,000
1,300,000	Foundation Coal Holdings, Inc.	30,563,000
1,775,000	Georgia-Pacific Corp.	62,994,750
1,200,000	Lafarge Corp.	70,140,000
1,025,000	PPG Industries, Inc.	73,308,000

		324,316,250

	REAL ESTATE — 4.19%
1,150,000	Capital Lease Funding, Inc.	12,707,500
1,920,000	Diamondrock Hospitality Co.(a)(b)	20,448,000
1,875,000	Fieldstone Investment Corp.(b)	27,225,000
2,275,000	Friedman Billings Ramsey Group, Inc., Class A	36,104,250
1,450,000	Host Marriott Corp.	24,012,000
1,300,000	Luminent Mortgage Capital, Inc.	14,274,000
1,000,000	Peoples Choice Financial Corp.(a)(b)	10,000,000
135,000	PHH Corp.(a)	2,952,450
1,600,000	Provident Senior Living Trust(b)	25,840,000
1,200,000	Saxon Capital, Inc.	20,640,000

		194,203,200

	TELECOMMUNICATION — 4.33%
1,625,000	America Movil S.A. de C.V., Series L ADR	83,850,000
1,325,000	EchoStar Communications, Inc., Class A	38,756,250
788,300	Iowa Telecommunications Services, Inc.	15,371,850
1,900,000	Nextel Communications, Inc., Class A(a)	53,998,000
575,400	Valor Communications, Inc.	8,326,038

		200,302,138

Shares		Value

COMMON STOCKS — (continued)
	UTILITIES — 2.23%
8,000,000	Calpine Corp.(a)	$22,400,000
1,350,000	Centerpoint Energy, Inc.	16,240,500
1,050,000	Duke Energy Corp.	29,410,500
649,275	Public Service Enterprise Group, Inc.	35,314,067

		103,365,067

	TOTAL COMMON STOCKS (Cost $3,195,937,037)	4,401,565,791

FOREIGN COMMON STOCKS — 1.39%
	ITALY — 0.94%
4,570,000	Enel S.p.A	43,724,120

	UNITED KINGDOM — 0.45%
1,200,000	Severn Trent plc	20,744,379

	TOTAL FOREIGN COMMON STOCKS (Cost $45,124,797)	64,468,499

CONVERTIBLE PREFERRED STOCKS — 2.43%
	CONSUMER DISCRETIONARY — 1.03%
931,400	Adelphia Communications, Preferred Exchange, 7.50%, In Default	186,280
1,050,000	Ford Motor Co. Capital Trust II, Preferred Exchange, 6.50%	47,607,000

		47,793,280

	FINANCIAL — 0.21%
300,000	Genworth Financial, Inc., Preferred Exchange, 6.00%	9,630,000

	HEALTH CARE — 1.10%
942,400	Baxter International, Inc., Preferred Exchange, 7.00%	50,748,240

	RAW/INTERMEDIATE MATERIALS — 0.09%
150,000	Celanese Corp., Preferred Exchange, 4.25%	4,162,500

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $120,528,219)	112,334,020

See Notes to Financial Statements.

17

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2005

Value and Restructuring Fund — (continued)

Principal		Value

REPURCHASE AGREEMENT — 1.06%
$49,122,000	JP Morgan Chase Securities, Inc., 2.30%, dated 3/31/05, to be repurchased 4/01/05, repurchase price $49,125,138 (collateralized by Federal National Mortgage Association MTN, par value $49,061,000, 4.63%, maturing 10/15/14; total market value $50,168,130)	$49,122,000

	TOTAL REPURCHASE AGREEMENT (Cost $49,122,000)	49,122,000

TOTAL INVESTMENTS (Cost $3,410,712,053)(e)	99.94%	$4,627,490,310
OTHER ASSETS IN EXCESS OF LIABILITIES	0.06	2,601,616

NET ASSETS	100.00%	$4,630,091,926

(a)	Non-income producing security.
(b)	Security, or part of security, exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, these securities amounted to $107,471,000 or 2.32% of net assets.
(c)	All or part of the security is held as collateral.
(d)	Registered Investment Company
(e)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$1,399,947,607	$(183,169,350)	$1,216,778,257

ADR—American Depository Receipt

In Default—Security in default on income payments.

MTN—Medium Term Note

plc—public limited company

Contracts		Value
CALL OPTIONS WRITTEN: (0.04)%
(12,000)	Texas Instruments, Expires 7/19/05, strike price 30	$(360,000)
(3,828)	Devon Energy, Expires 7/19/05, strike price 50	(918,720)
(672)	Devon Energy, Expires 7/19/05, strike price 55	(67,200)
(3,500)	Burlington Resources, Expires 8/23/05, strike price 55	(647,500)

	TOTAL CALL OPTIONS WRITTEN (Premiums received $2,633,972)	$(1,993,420)

See Notes to Financial Statements.

18

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2005

Value and Restructuring Fund — (continued)

The summary of the Fund’s investments as of March 31, 2005 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Market Value
Consumer Discretionary	21.86%	$1,011,582,163
Financial	17.05	789,375,766
Energy	12.97	600,703,750
Industrials	12.89	596,859,450
Raw/Intermediate Materials	7.09	328,478,750
Information Technology	5.61	259,787,387
Health Care	4.95	229,023,890
Telecommunication	4.33	200,302,138
Consumer Staples	4.32	200,218,250
Real Estate	4.19	194,203,200
Utilities	3.62	167,833,566
Repurchase Agreements	1.06	49,122,000

Total Investment	99.94%	$4,627,490,310
Call Options Written	(0.04)	(1,993,420)
Other Assets and Liabilities (Net)	0.10	4,595,036

Net Assets	100.00%	$4,630,091,926

See Notes to Financial Statements.

19

Excelsior Funds Trust

Portfolio of Investments — March 31, 2005

Mid Cap Value Fund

Shares		Value

COMMON STOCKS — 97.99%
	CONSUMER DISCRETIONARY — 28.51%
85,900	Autozone, Inc.(a)	$7,361,630
90,400	Best Buy Co., Inc.	4,882,504
126,600	Black & Decker Corp.	10,000,133
562,200	Blockbuster, Inc., Class A	4,964,226
217,000	Brink’s Co.	7,508,200
452,000	Callaway Golf Co.	5,785,600
85,000	Centex Corp.	4,867,950
375,000	Interpublic Group of Companies, Inc.(a)	4,605,000
270,000	Limited Brands	6,561,000
264,300	Newell Rubbermaid, Inc.	5,798,742
149,200	Officemax, Inc.	4,998,200
135,600	Sherwin-Williams Co.	5,965,044
203,400	TJX Cos., Inc.	5,009,742
208,000	Zale Corp.(a)	6,181,760

		84,489,731

	CONSUMER STAPLES — 2.37%
205,000	Dean Foods Co.(a)	7,031,500

	ENERGY — 9.23%
217,000	Devon Energy Corp.	10,361,750
153,700	Noble Corp.	8,639,477
117,600	Occidental Petroleum Corp.	8,369,592

		27,370,819

	FINANCIAL — 13.02%
167,300	Ace Ltd.	6,904,471
189,900	CIT Group, Inc.	7,216,200
904,000	Instinet Group, Inc.(a)	5,315,520
72,400	Lehman Brothers Holding, Inc.	6,817,184
122,100	RenaissanceRe Holdings Ltd.	5,702,070
298,400	Sovereign Bancorp, Inc.	6,612,544

		38,567,989

	HEALTH CARE — 5.09%
316,400	Health Management Associates, Inc., Class A	8,283,352
198,900	Shire Pharmaceuticals plc ADR	6,818,292

		15,101,644

	INDUSTRIALS — 13.00%
227,000	Empresa Brasileira de Aeronautica S.A. ADR	7,105,100
153,700	Lincoln Electric Holdings, Inc.	4,623,296

Shares		Value

COMMON STOCKS — (continued)
	INDUSTRIALS — (continued)
194,400	Mueller Industries, Inc.	$5,472,360
379,700	Onex Corp.	6,199,742
406,800	United Rentals, Inc.(a)	8,221,428
176,300	York International Corp.	6,907,434

		38,529,360

	INFORMATION TECHNOLOGY — 11.39%
280,000	Avaya, Inc.(a)	3,270,400
200,000	Cabot Microelectronics Corp.(a)	6,276,000
245,000	Electronic Data Systems Corp.	5,064,150
280,400	Harris Corp.	9,155,060
365,000	Symbol Technologies, Inc.	5,288,850
379,700	Vishay Intertechnology, Inc.(a)	4,719,671

		33,774,131

	RAW/INTERMEDIATE MATERIALS — 5.04%
228,800	Aracruz Cellulose S.A. ADR	8,191,040
189,900	Georgia-Pacific Corp.	6,739,551

		14,930,591

	REAL ESTATE — 4.62%
325,500	Friedman Billings Ramsey Group, Inc., Class A	5,165,685
126,600	St. Joe Co.	8,520,180

		13,685,865

	UTILITIES — 5.72%
1,988,800	Calpine Corp.(a)	5,568,640
200,000	Centerpoint Energy, Inc.	2,406,000
406,800	EL Paso Corp.	4,303,944
248,600	Williams Cos., Inc.	4,676,166

		16,954,750

	TOTAL COMMON STOCKS (Cost $218,138,324)	290,436,380

FOREIGN COMMON STOCKS — 1.69%
	NETHERLANDS — 1.69%
99,500	Hunter Douglas NV	5,015,311

	TOTAL FOREIGN COMMON STOCKS (Cost $3,662,399)	5,015,311

See Notes to Financial Statements.

20

Excelsior Funds Trust

Portfolio of Investments — March 31, 2005

Mid Cap Value Fund — (continued)

Principal		Value

REPURCHASE AGREEMENT — 0.19%
$573,000	JP Morgan Chase Securities, Inc., 2.30%, dated 3/31/05, to be repurchased 4/01/05, repurchase price $573,037 (collateralized by Federal National Mortgage Association MTN, par value $572,000, 4.63%, maturing 10/15/14; total market value $585,200)	$573,000

	TOTAL REPURCHASE AGREEMENT (Cost $573,000)	573,000

		Value
TOTAL INVESTMENTS (Cost $222,373,723)(b)	99.87%	$296,024,691
OTHER ASSETS IN EXCESS OF LIABILITIES	0.13	390,997

NET ASSETS	100.00%	$296,415,688

(a)	Non-income producing security.
(b)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$82,748,653	$(9,097,685)	$73,650,968

ADR—American Depository Receipt

MTN—Medium Term Note

plc—public limited company

The summary of the Fund’s investments as of March 31, 2005 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Market Value
Consumer Discretionary	30.20%	$89,505,042
Financial	13.02	38,567,989
Industrials	13.00	38,529,360
Information Technology	11.39	33,774,131
Energy	9.23	27,370,819
Utilities	5.72	16,954,750
Health Care	5.09	15,101,644
Raw/Intermediate Materials	5.04	14,930,591
Real Estate	4.62	13,685,865
Consumer Staples	2.37	7,031,500
Repurchase Agreements	0.19	573,000

Total Investment	99.87%	$296,024,691
Other Assets and Liabilities (Net)	0.13	390,997

Net Assets	100.00%	$296,415,688

See Notes to Financial Statements.

21

Excelsior Funds Trust

Portfolio of Investments — March 31, 2005

International Equity Fund

Shares		Value

COMMON STOCKS — 96.64%
	AUSTRALIA — 0.99%
12,275	Rio Tinto, Ltd.	$428,351

	BELGIUM — 3.59%
19,100	Dexia	454,379
19,200	Fortis S.A.	547,114
5,500	Umicore	558,306

		1,559,799

	CANADA — 1.13%
12,155	Suncor Energy, Inc.	489,434

	CHINA — 3.31%
411,700	Cafe de Coral Holdings, Ltd. (Hong Kong)	469,802
1,096,000	Far East Consortium Int'L, Ltd. (Hong Kong)(a)	467,247
55,000	Sun Hung Kai Properties, Ltd. (Hong Kong)	498,923

		1,435,972

	FINLAND — 1.02%
22,800	Fortum Oyj	443,970

	FRANCE — 9.10%
17,300	AXA S.A.	460,900
9,600	BNP Paribas S.A.	680,158
12,400	Carrefour S.A.	658,140
8,100	Compagnie Generale de Geophysique S.A. (CGG)(a)	708,822
8,608	Sanofi-Aventis S.A.	725,936
3,079	TotalFinaElf S.A.	720,502

		3,954,458

	GERMANY — 6.22%
2,700	Adidas-Salomon AG	429,004
14,700	Bayerische Motoren Werke AG	666,822
8,100	Fielmann AG	546,056
10,400	MAN AG	463,810
47,050	SGL Carbon AG(a)	597,770

		2,703,462

	GREECE — 0.99%
24,400	Hellenic Telecommunication S.A.	430,839

	INDIA — 1.21%
13,500	State Bank of India GDR(b)	525,825

Shares		Value

COMMON STOCKS — (continued)
	INDONESIA — 1.07%
986,800	PT Telekomunikasi Indonesia Tbk	$466,258

	IRELAND — 2.92%
27,501	Anglo Irish Bank plc	688,817
36,600	Depfa Bank plc(a)	578,881

		1,267,698

	ITALY — 3.87%
177,900	Cassa di Risparmio di Firenze S.p.A. (Carifirenze)	458,271
31,850	ENI S.p.A.	827,064
23,350	Permasteelisa S.p.A.	396,558

		1,681,893

	JAPAN — 19.64%
13,200	Canon, Inc.	707,989
79,946	Chiyoda Corp.	832,981
7,800	Don Quijote Co., Ltd.	457,647
645	eAccess, Ltd.	547,502
21,600	FamilyMart Co., Ltd.	636,687
8,400	FANUC Co., Ltd.	525,759
6,400	Hoya Corp.	704,445
2,900	Keyence Corp.	671,946
49	Millea Holdings, Inc.	713,026
28,300	Mimasu Semiconducotor Industry Co., Ltd.	427,384
63	Mitsubishi Tokyo Financial Group, Inc.	546,523
98,500	Mitsui Osk Lines, Ltd.	633,054
43,400	Nissan Motors Co., Ltd.	444,910
14,300	Takeda Chemical Co., Ltd.	681,619

		8,531,472

	MALAYSIA — 0.88%
186,700	Public Bank Berhad	380,770

	MEXICO — 0.50%
6,025	Cemex S.A. de C.V. ADR	218,406

	NETHERLANDS — 1.51%
55,700	Qiagen NV(a)	657,121

	NORWAY — 2.90%
68,500	Telenor ASA	616,066
42,500	Yara International ASA(a)	645,432

		1,261,498

See Notes to Financial Statements.

22

Excelsior Funds Trust

Portfolio of Investments — March 31, 2005

International Equity Fund — (continued)

Shares		Value

COMMON STOCKS — (continued)
	SOUTH KOREA — 1.41%
1,240	Samsung Electronic Co., Ltd.	$612,273

	SPAIN — 3.68%
6,900	Fomento de Construcciones y Contratas S.A. (FCC)	352,715
25,100	Repsol YPF S.A.	664,474
33,358	Telefonica S.A.	581,230

		1,598,419

	SWEDEN — 1.45%
14,800	Modern Times Group (MTG) AB, Class B(a)	447,889
43,900	Ortivus AB(a)	180,035

		627,924

	SWITZERLAND — 4.05%
19	Lindt & Spruengli AG	288,240
8,360	Novartis AG	389,910
4,800	Roche Holdings AG	514,343
6,700	UBS AG, Registered Shares	565,613

		1,758,106

	TAIWAN — 2.45%
138,000	Hon Hai Precision, Inc.	612,847
53,300	Taiwan Semiconductor Manufacturing Co, Ltd. ADR	451,984

		1,064,831

	THAILAND — 0.98%
63,300	Siam Cement Public Co., Ltd. (Foreign Shares)	426,469

	UNITED KINGDOM — 21.77%
32,700	Alliance Unichem plc	477,866
97,336	BAE Systems plc	477,209
65,800	BG Group	511,246
67,300	Cadbury Schweppes plc	674,526
63,600	Davis Service Group plc	525,094
28,762	GlaxoSmithKline plc	659,140
49,300	Lloyds TSB Group	445,218
52,500	Paragon Group plc	396,750
14,280	Reckitt Benckiser plc	453,787
21,411	Royal Bank of Scotland Group plc	681,204
180,100	Sage Group plc (The)	684,775

Shares		Value

COMMON STOCKS — (continued)
	UNITED KINGDOM — (continued)
151,263	Serco Group plc	$698,016
62,000	Shire Pharmaceuticals Group plc	708,087
66,410	Stolt Offshore S.A.(a)	512,394
18,600	SurfControl plc(a)	220,508
248,855	Vodafone Group plc	660,573
179,554	William Morrison Supermarkets plc	664,889

		9,451,282

	TOTAL COMMON STOCKS (Cost $34,044,810)	41,976,530

PREFERRED STOCKS — 2.26%
	GERMANY — 1.15%
8,100	Rhoen-Klinikum AG	499,851

	SOUTH KOREA — 1.11%
13,800	Hyundai Motor Co., Ltd.	483,225

	TOTAL PREFERRED STOCKS (Cost $604,505)	983,076

TOTAL INVESTMENTS (Cost $34,649,315)(c)	98.90%	$42,959,606
OTHER ASSETS IN EXCESS OF LIABILITIES	1.10	479,800

NET ASSETS	100.00%	$43,439,406

(a)	Non-income producing security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, these securities amounted to $525,825 or 1.21% of net assets.
(c)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$9,075,472	$(765,181)	$8,310,291

ADR—American Depository Receipt

GDR—Global Depository Receipt

Ltd.—Limited

plc—Public limited company

See Notes to Financial Statements.

23

Excelsior Funds Trust

Portfolio of Investments — March 31, 2005

International Equity Fund — (continued)

The summary of the Fund’s investments as of March 31, 2005 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Market Value
Financial	18.70%	$8,123,450
Industrials	14.33	6,224,028
Consumer Discretionary	12.20	5,286,485
Health Care	11.08	4,812,288
Energy	10.20	4,433,936
Consumer Staples	9.12	3,962,691
Telecommunication	6.34	2,754,965
Technology	5.22	2,268,977
Raw/Intermediate Materials	5.13	2,229,861
Information Technology	3.34	1,452,785
Real Estate	2.22	966,170
Utilities	1.02	443,970

Total Investment	98.90%	$42,959,606
Other Assets and Liabilities (Net)	1.10	479,800

Net Assets	100.00%	$43,439,406

See Notes to Financial Statements.

24

Excelsior Funds Trust

Portfolio of Investments — March 31, 2005

Total Return Bond Fund

Principal		Rate	Maturity Date	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 10.40%
$2,580,055	Countrywide Alternative Loan Trust, 2004-16CB 1A2	5.50%	07/25/34	$2,593,245
3,974,642	Federal Home Loan Mortgage Corp. 1602 PH	6.00	04/15/23	4,045,220
6,747,832	Wells Fargo Mortgage Backed Securities Trust, 2004-EE 3A1	3.99	01/25/35	6,622,570
2,267,016	Wells Fargo Mortgage Backed Securities Trust, 2005-AR1 1A1	4.57	02/25/35	2,245,081

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $15,693,369)			15,506,116

COMMERCIAL MORTGAGE-BACKED SECURITIES — 21.34%
3,635,042	Asset Securitization Corp., 1997-D4 A4(a)	7.00	04/14/29	4,047,880
1,020,000	Bank of America Commercial Mortgage, Inc., 2004-1 A4	4.76	11/10/39	998,162
3,139,391	DLJ Commercial Mortgage Corp., 2000-CF1 A1A	7.45	06/10/33	3,197,588
1,760,000	Greenwich Capital Commercial Funding Corp., 2004-GG1 A1	5.32	06/10/36	1,790,588
2,430	LB Commericial Conduit Mortgage Trust, 1999-C1 A1	6.41	06/15/31	2,487
1,071,155	Morgan Stanley Dean Witter Capital I, 2003-TOP9 A2	4.74	11/13/36	1,056,435
3,000,000	Mortgage Capital Funding, Inc., 1996-MC1 G(b)	7.15	06/15/06	3,093,758
3,828,624	Mortgage Capital Funding, Inc., 1998-MC1 C	6.95	03/18/30	4,068,085
2,624,113	Nomura Asset Securities Corp., 1998-D6 A4(a)	6.92	03/15/30	3,010,520
5,162,189	Salomon Brothers Mortgage Securities VII, 2001-C2 A2	6.17	02/13/10	5,409,072
3,260,783	Wachovia Bank Commercial Mortgage Trust, 2002-C1 A4	6.29	04/15/34	3,513,207
1,600,000	Wachovia Bank Commercial Mortgage Trust, 2004-C12 A3	5.23	07/15/41	1,633,650

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $30,777,010)			31,821,432

Principal		Rate	Maturity Date	Value

CORPORATE BONDS — 24.17%
$3,743,000	American Express Co.	5.50%	09/12/06	$3,819,009
3,183,350	Bank One Corp.(c)	7.88	08/01/10	3,625,040
1,000,000	British Telecommunications plc	8.88	12/15/30	1,332,489
1,375,000	CIT Group, Inc.(c)	5.88	10/15/08	1,427,223
800,000	Citigroup, Inc.	6.63	06/15/32	892,030
2,796,186	DaimlerChrysler NA Holding Corp.	6.40	05/15/06	2,855,602
1,901,407	Deutsche Telekom International Finance, Multi-Coupon Bond	8.50	06/15/10	2,186,770
5,205,208	General Electric Capital Corp. MTN	6.00	06/15/12	5,545,846
2,060,922	Household Finance Corp.	8.00	07/15/10	2,357,627
2,300,000	International Lease Finance Corp.	4.50	05/01/08	2,285,149
1,776,654	JP Morgan Chase & Co.	5.75	01/02/13	1,846,256
3,277,000	Lehman Brothers Holdings, Inc.	8.25	06/15/07	3,549,253
1,430,000	Sprint Capital Corp.	8.38	03/15/12	1,671,238
1,030,000	Time Warner Cos., Inc.	7.25	10/15/17	1,167,974
1,316,359	Weyerhaeuser Co.	6.88	12/15/33	1,461,873

	TOTAL CORPORATE BONDS (Cost $34,344,567)			36,023,379

TAX-EXEMPT SECURITIES — 3.25%
2,000,000	Arizona State, Water Infrastructure Finance Authority, Revenue Bonds, Series A	5.00	10/01/16	2,157,500
1,800,000	California State, Infrastructure & Economic Development Bank, Revenue Bonds, Bay Area Toll Bridges Project, Series A	5.25	07/01/16	1,959,750
690,000	Massachusetts Bay Transportation Authority, Massachusetts Sales Tax, Revenue Bonds, Series A	5.00	07/01/31	733,125

	TOTAL TAX-EXEMPT SECURITIES (Cost $4,973,934)			4,850,375

FOREIGN GOVERNMENT OBLIGATION — 1.30%
1,875,000	United Mexican States	6.38	01/16/13	1,945,313

	TOTAL FOREIGN GOVERNMENT OBLIGATION (Cost $1,907,932)			1,945,313

See Notes to Financial Statements.

25

Excelsior Funds Trust

Portfolio of Investments — March 31, 2005

Total Return Bond Fund — (continued)

Principal		Rate	Maturity Date	Value

U.S. GOVERNMENT AGENCY BONDS & NOTES — 5.53%
	FANNIE MAE — 3.35%
$5,000,000	Discount Note	2.73%	05/04/05	$4,987,488

	FREDDIE MAC — 2.18%
2,824,201		6.25	07/15/32	3,253,694

	TOTAL U.S. GOVERNMENT AGENCY BONDS & NOTES (Cost $8,168,609)			8,241,182

U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES — 13.56%
	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 12.70%
3,478,033	Pool # 11996, May TBA	5.00	05/01/35	3,389,998
109,514	Pool # 190319	6.50	02/01/32	113,903
1,435,000	Pool # 2221, April TBA	4.50	04/01/35	1,361,456
100,328	Pool # 252212	6.50	01/01/29	104,529
81,483	Pool # 254406	6.50	08/01/32	84,718
45,698	Pool # 502922	6.50	07/01/29	47,580
11,787	Pool # 509676	6.50	08/01/29	12,273
55,395	Pool # 535506	6.50	08/01/30	57,676
37,957	Pool # 535911	6.50	05/01/31	39,498
154,035	Pool # 535923	6.50	05/01/31	160,209
65,022	Pool # 535933	6.50	05/01/31	67,628
39,337	Pool # 545264	6.50	09/01/31	40,914
17,151	Pool # 545697	6.50	06/01/32	17,832
26,314	Pool # 545699	6.50	06/01/32	27,358
180,839	Pool # 545759	6.50	07/01/32	188,017
12,979	Pool # 547757	6.50	11/01/30	13,506
17,896	Pool # 556702	6.50	11/01/30	18,622
180,461	Pool # 559894	6.50	04/01/31	187,694
31,846	Pool # 562567	6.50	02/01/31	33,123
7,330	Pool # 581332	6.50	05/01/31	7,624
27,574	Pool # 583053	6.50	05/01/31	28,679
7,675	Pool # 591237	6.50	08/01/31	7,982
3,059,994	Pool # 618322	6.00	12/01/31	3,131,772
68,073	Pool # 662505	6.50	10/01/32	70,775
2,468,227	Pool # 702861	5.00	04/01/18	2,469,572
3,122,078	Pool # 728826 ARM(a)	4.10	07/01/33	3,100,831
1,529,803	Pool # 805386 ARM(a)	4.94	01/01/35	1,531,745
2,760,000	Pool # 815479	4.50	03/01/35	2,620,793

				18,936,307

	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 0.86%
3,957	Pool # 356873	6.50	05/15/23	4,135
23,486	Pool # 479087	8.00	01/15/30	25,304
316,187	Pool # 479088	8.00	01/15/30	340,661
322,887	Pool # 80185 ARM(a)	3.38	04/20/28	327,313
190,923	Pool # 80205 ARM(a)	3.38	06/20/28	193,562
379,659	Pool # 80311 ARM(a)	3.50	08/20/29	384,626

				1,275,601

	TOTAL U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES (Cost $20,208,309)			20,211,908

Principal	Rate	Maturity Date	Value

U.S. GOVERNMENT SECURITIES — 15.18%
	U.S. TREASURY PRINCIPAL ONLY STRIPS — 7.71%
$ 6,130,000	0.00%	05/15/17	$3,424,954
16,736,882	0.00	02/15/20	8,064,734

			11,489,688

	U.S. TREASURY INFLATION PROTECTED BONDS — 3.44%
4,651,200	3.88	01/15/09	5,129,343

	U.S. TREASURY NOTES — 4.03%
820,000	3.50	12/15/09	796,425
3,935,000	7.63	11/15/22	5,211,868

			6,008,293

	TOTAL U.S. GOVERNMENT SECURITIES (Cost $21,844,141)		22,627,324

Shares
REGISTERED INVESTMENT COMPANIES — 5.33%
3,971,836	Dreyfus Government Cash Management Fund		3,971,836
3,971,836	Fidelity U.S. Treasury II Fund		3,971,836

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $7,943,672)		7,943,672

TOTAL INVESTMENTS (Cost $145,861,543)(d)	100.06%	$149,170,701
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.06)	(88,068)

NET ASSETS	100.00%	$149,082,633

(a)	Variable Rate Security—The rate disclosed is as of March 31, 2005.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, these securities amounted to $3,093,758 or 2.08% of net assets.
(c)	All or part of the security is segregated by the Fund’s custodian to cover future purchase commitments.
(d)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$4,068,050	$(758,892)	$3,309,158

ARM—Adjustable Rate Mortgage

Discount Note—The rate reported is the discount rate at the time of purchase.

MTN—Medium Term Note

Multi-Coupon Bond—Coupon rate may increase or decrease in response to a change in the quality rating by an independent rating agency.

plc—public limited company

STRIPS—Separately Traded Registered Interest and Principal Securities

TBA—To Be Announced

See Notes to Financial Statements.

26

Excelsior Funds Trust

Portfolio of Investments — March 31, 2005

Total Return Bond Fund — (continued)

The summary of the Fund’s investments as of March 31, 2005 is as follows: (Unaudited)

Portfolio Diversification	% of Net Assets	Value
U.S. Government & Agency Securities	34.26%	$51,080,414
Corporate Bonds	24.17	36,023,379
Commercial Mortgage-Backed Securities	21.35	31,821,432
Collateralized Mortgage Obligations	10.40	15,506,116
Registered Investment Company	5.33	7,943,672
Tax-Exempt Securities	3.25	4,850,375
Foreign Government Obligation	1.30	1,945,313

Total Investments	100.06%	$149,170,701
Other Assets and Liabilities (Net)	(0.06)	(88,068)

Net Assets	100.00%	$149,082,633

See Notes to Financial Statements.

27

Excelsior Funds Trust

Portfolio of Investments — March 31, 2005

Income Fund

Principal		Rate	Maturity Date	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 7.91%
$1,353,616	Countrywide Alternative Loan Trust, 2004-22CB 1A1	6.00%	10/25/34	$1,381,309
5,358,332	Wells Fargo Mortgage Backed Securities Trust, 2004-EE 3A1	3.99	01/25/35	5,258,863
1,626,338	Wells Fargo Mortgage Backed Securities Trust, 2005-AR1 1A1	4.57	02/25/35	1,610,602

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $8,360,328)			8,250,774

COMMERCIAL MORTGAGE-BACKED SECURITIES — 13.01%
589,958	Asset Securitization Corp., 1997-D4 A4(a)	7.00	04/14/29	656,961
1,203,431	Bear Stearns Adjustable Rate Mortgage Trust, 2004-10, 15A1(a)	4.50	01/25/35	1,202,749
1,780,000	CS First Boston Mortgage Securities Corp., 2001-CK3 A2	6.04	06/15/34	1,810,410
1,646,516	DLJ Commercial Mortgage Corp., 2000-CF1 A1A	7.45	06/10/33	1,677,038
1,569,121	DLJ Mortgage Acceptance Corp., 1996-CF2 A3(b)	7.38	11/12/21	1,607,650
1,781,000	GMAC Commercial Mortgage Securities, 1999-C1(a)	6.87	05/15/33	1,912,467
173,845	Morgan Stanley Dean Witter Capital I, 2003-TOP9 A2	4.74	11/13/36	171,456
621,376	Mortgage Capital Funding, Inc., 1998-MC1 C	6.95	03/18/30	660,240
425,887	Nomura Asset Securities Corp., 1998-D6 A4(a)	6.92	03/15/30	488,600
2,232,811	Salomon Brothers Mortgage Securities VII, 2001-C2 A2	6.17	02/13/10	2,339,595
964,217	Wachovia Bank Commercial Mortgage Trust, 2002-C1 A4	6.29	04/15/34	1,038,859

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $13,895,392)			13,566,025

Principal		Rate	Maturity Date	Value

CORPORATE BONDS — 19.62%
$ 516,650	Bank One Corp.	7.88%	08/01/10	$588,335
600,000	British Telecommunications plc,	8.88	12/15/30	799,493
600,000	Caterpillar Financial Service Corp. MTN	3.00	02/15/07	588,041
965,000	CIT Group, Inc.	5.88	10/15/08	1,001,651
1,170,000	Citigroup, Inc.	6.63	06/15/32	1,304,594
1,743,814	DaimlerChrysler NA Holding Corp.	6.40	05/15/06	1,780,869
308,593	Deutsche Telekom International Finance, Multi-Coupon Bond	8.50	06/15/10	354,907
825,000	Ford Motor Credit Co.	6.88	02/01/06	836,218
844,792	General Electric Capital Corp. MTN	6.00	06/15/12	900,077
1,221,000	Goldman Sachs Group, Inc.	6.13	02/15/33	1,251,676
78	Household Finance Corp.	8.00	07/15/10	89
380,000	International Lease Finance Corp.	4.50	05/01/08	377,546
1,388,346	JP Morgan Chase & Co.	5.75	01/02/13	1,442,736
1,100,000	Lehman Brothers Holdings, Inc.(a)	2.79	04/20/07	1,101,441
1,760,000	MBIA Global Funding, llc(b)	2.88	11/30/06	1,722,989
1,500,000	Merrill Lynch & Co. MTN	5.00	02/03/14	1,469,522
1,200,000	Metlife, Inc.	5.00	11/24/13	1,185,608
1,200,000	Morgan Stanley	4.75	04/01/14	1,142,543
1,900,000	Pepsi Bottling Group, llc(c)	2.45	10/16/06	1,856,295
683,641	Weyerhaeuser Co.	6.88	12/15/33	759,213

	TOTAL CORPORATE BONDS (Cost $20,509,682)			20,463,843

TAX-EXEMPT SECURITIES — 1.48%
530,000	California State Economic Recovery, General Obligation Bonds, Series A, (FGIC)	5.25	07/01/14	584,325
900,000	Massachusetts Bay Transportation Authority, Massachusetts Sales Tax, Revenue Bonds, Series A	5.00	07/01/31	956,250

	TOTAL TAX-EXEMPT SECURITIES (Cost $1,571,356)			1,540,575

See Notes to Financial Statements.

28

Excelsior Funds Trust

Portfolio of Investments — March 31, 2005

Income Fund — (continued)

Principal		Rate	Maturity Date	Value

FOREIGN GOVERNMENT OBLIGATION — 0.88%
$ 300,000	United Mexican States	10.38%	02/17/09	$354,750
545,000	United Mexican States	6.63	03/03/15	567,890

	TOTAL FOREIGN GOVERNMENT OBLIGATION (Cost $893,613)			922,640

U.S. GOVERNMENT AGENCY BONDS & NOTES — 13.30%
	FANNIE MAE — 7.72%
2,500,000		6.25	02/01/11	2,671,335
4,000,000	Discount Note	2.73	05/04/05	3,989,990
3,000,000	Discount Note	5.61	10/09/19	1,382,460

				8,043,785

	FREDDIE MAC — 3.44%
3,115,799		6.25	07/15/32	3,589,637

	RESOLUTION FUNDING CORP. — 2.14%
4,851,000	Principal Only STRIPS	0.00	07/15/20	2,234,992

	TOTAL U.S. GOVERNMENT AGENCY BONDS & NOTES (Cost $13,361,168)			13,868,414

U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES — 36.13%
	FEDERAL HOME LOAN MORTGAGE CORPORATION — 6.93%
3,272,867	Pool # E96460	5.00	05/01/18	3,278,180
857,562	Pool # M80779	5.00	11/01/09	864,416
3,092,536	Pool # M80812	4.50	04/01/10	3,082,500

				7,225,096

	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 20.08%
1,852,257	Pool # 11996, May TBA	5.00	05/01/35	1,805,373
17,774	Pool # 190319	6.50	02/01/32	18,486
357,377	Pool # 251502	6.50	02/01/13	373,338
16,283	Pool # 252212	6.50	01/01/29	16,965
153,443	Pool # 252806	7.50	10/01/29	164,290
13,224	Pool # 254406	6.50	08/01/32	13,749
3,500,000	Pool # 34738, May TBA	6.00	05/01/35	3,568,907
272,136	Pool # 443194	5.50	10/01/28	274,052
5,954	Pool # 450846	5.50	12/01/28	5,996
488,397	Pool # 452035	5.50	11/01/28	491,835
3,006	Pool # 454758	5.50	12/01/28	3,027
9,218	Pool # 485994	5.50	01/01/29	9,282
7,417	Pool # 502922	6.50	07/01/29	7,722
1,913	Pool # 509676	6.50	08/01/29	1,992
8,990	Pool # 535506	6.50	08/01/30	9,361
6,160	Pool # 535911	6.50	05/01/31	6,410
24,999	Pool # 535923	6.50	05/01/31	26,001
10,553	Pool # 535933	6.50	05/01/31	10,976
6,384	Pool # 545264	6.50	09/01/31	6,640
29,350	Pool # 545759	6.50	07/01/32	30,515
2,107	Pool # 547757	6.50	11/01/30	2,192

Principal		Rate	Maturity Date	Value

U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES — (continued)
	FEDERAL NATIONAL MORTGAGE ASSOCIATION — (continued)
$ 2,904	Pool # 556702	6.50%	11/01/30	$3,022
29,288	Pool # 559894	6.50	04/01/31	30,462
754,173	Pool # 561435	5.50	11/01/29	759,483
5,169	Pool # 562567	6.50	02/01/31	5,376
318,195	Pool # 578543	5.50	04/01/31	319,675
4,475	Pool # 583053	6.50	05/01/31	4,655
116,288	Pool # 627259	5.50	02/01/32	116,754
1,480,298	Pool # 632551	5.50	02/01/32	1,486,239
581,566	Pool # 632576	5.50	02/01/32	584,271
613,878	Pool # 645136	6.50	06/01/32	638,246
11,048	Pool # 662505	6.50	10/01/32	11,486
2,182,151	Pool # 704440	5.00	05/01/18	2,183,340
96,499	Pool # 710585	5.50	05/01/33	96,819
2,237,033	Pool # 777206	4.00	05/01/19	2,142,835
2,282,376	Pool # 786423 ARM(a)	4.63	07/01/34	2,271,422
3,189,551	Pool # 805386 ARM(a)	4.94	01/01/35	3,193,600
22,081	Pool # C74339	5.00	12/01/32	21,685
199,567	Pool # C74469	5.00	12/01/32	195,989
39,860	Pool # C74676	5.00	12/01/32	39,146

				20,951,614

	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 9.12%
268,478	Pool # 15453	8.50	11/15/17	291,928
81,826	Pool # 434772	9.00	06/15/30	90,547
125,089	Pool # 471660	7.50	03/15/28	134,297
186,562	Pool # 472028	6.50	05/15/28	195,303
145,798	Pool # 475847	6.50	06/15/28	152,629
3,812	Pool # 479087	8.00	01/15/30	4,107
51,316	Pool # 479088	8.00	01/15/30	55,288
213,556	Pool # 503711	7.00	05/15/29	226,066
67,782	Pool # 525556	8.00	01/15/30	73,081
11,553	Pool # 525945	9.00	07/15/30	12,784
590,631	Pool # 575441	6.50	12/15/31	617,633
1,420,367	Pool # 598127	5.50	03/15/18	1,461,213
2,137,251	Pool # 607668	5.50	02/15/18	2,198,713
1,132,959	Pool # 615639	4.50	09/15/33	1,086,227
794,830	Pool # 780548	8.50	12/15/17	864,255
635,742	Pool # 780865	9.50	11/15/17	702,088
306,285	Pool # 781036	8.00	10/15/17	329,218
474,457	Pool # 781084	9.00	12/15/17	516,716
52,404	Pool # 80185 ARM(a)	3.38	04/20/28	53,122
253,783	Pool # 80205 ARM(a)	3.38	06/20/28	257,291
199,159	Pool # 80311 ARM(a)	3.50	08/20/29	201,764

				9,524,270

	TOTAL U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES (Cost $37,638,518)			37,700,980

See Notes to Financial Statements.

29

Excelsior Funds Trust

Portfolio of Investments — March 31, 2005

Income Fund — (continued)

Principal	Rate	Maturity Date	Value

U.S. GOVERNMENT SECURITIES — 3.33%
	U.S. TREASURY PRINCIPAL ONLY STRIPS — 1.37%
$2,968,118	0.00%	02/15/20	$1,430,200

	U.S. TREASURY INFLATION PROTECTED BONDS — 0.52%
445,000	3.50	01/15/11	544,673

	U.S. TREASURY NOTES — 1.44%
1,130,000	7.63	11/15/22	1,496,673

	TOTAL U.S. GOVERNMENT SECURITIES (Cost $3,427,258)		3,471,546

Shares
REGISTERED INVESTMENT COMPANIES — 4.32%
2,254,975	Dreyfus Government Cash Management Fund		2,254,975
2,254,975	Fidelity U.S. Treasury II Fund		2,254,975

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $4,509,950)		4,509,950

TOTAL INVESTMENTS (Cost $104,167,265)(d)	99.98%	$104,294,747
OTHER ASSETS IN EXCESS OF LIABILITIES	0.02	16,235

NET ASSETS	100.00%	$104,310,982

(a)	Variable Rate Security—The rate disclosed is as of March 31, 2005.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, these securities amounted to $3,330,639 or 3.19% of net assets.
(c)	All or part of the security is segregated by the Fund’s custodian to cover future purchase commitments.
(d)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$1,340,530	$(1,213,048)	$127,482

ARM—Adjustable Rate Mortgage

Discount Note—The rate reported is the discount rate at the time of purchase.

llc—Limited Liability Company

MTN—Medium Term Note

Multi-Coupon Bond—Coupon rate may increase or decrease in response to a change in the quality rating by an independent rating agency.

plc—public limited company

STRIPS—Separately Traded Registered Interest and Principal Securities

TBA—To Be Announced

The summary of the Fund’s investments as of March 31, 2005 is as follows: (Unaudited)

Portfolio Diversification	% of Net Assets	Value
U.S. Government & Agency Securities	52.76%	$55,040,940
Corporate Bonds	19.62	20,463,843
Commercial Mortgage-Backed Securities	13.01	13,566,025
Collateralized Mortgage Obligations	7.91	8,250,774
Registered Investment Company	4.32	4,509,950
Tax-Exempt Securities	1.48	1,540,575
Foreign Government Obligation	0.88	922,640

Total Investments	99.98%	$104,294,747
Other Assets and Liabilities (Net)	0.02	16,235

Net Assets	100.00%	$104,310,982

See Notes to Financial Statements.

30

Excelsior Funds Trust

Portfolio of Investments — March 31, 2005

High Yield Fund

Principal		Rate	Maturity Date	Value

CORPORATE BONDS — 95.78%
	ADVERTISING PERIODICALS — 1.32%
$ 976,000	Dex Media West llc/ Dex Media Finance Co.	9.88%	08/15/13	$1,088,240
1,000,000	RH Donnelley Finance Corp.(a)	10.88	12/15/12	1,152,500

				2,240,740

	AGRICULTURAL CHEMICALS — 2.53%
500,000	IMC Global, Inc., Series B	11.25	06/01/11	557,500
2,000,000	IMC Global, Inc., Series B, Unsecured	11.25	06/01/11	2,230,000
1,298,000	Terra Capital, Inc.	11.50	06/01/10	1,492,700

				4,280,200

	AUTO-TRUCK PARTS & EQUIPMENT — 3.48%
1,000,000	Accuride Corp.(a)	8.50	02/01/15	980,000
4,000,000	Collins & Aikman Products(a)	12.88	08/15/12	1,800,000
2,000,000	Dana Corp.	9.00	08/15/11	2,190,976
1,000,000	Dura Operating Corp.	8.63	04/15/12	922,500

				5,893,476

	CABLE TV — 1.06%
1,000,000	Charter Communications Holdings II	10.25	09/15/10	1,020,000
1,000,000	Charter Communications Holdings llc/ Charter Communications Holdings Capital Corp.	8.63	04/01/09	772,500

				1,792,500

	CASINO HOTELS — 11.43%
2,000,000	Ameristar Casinos, Inc.	10.75	02/15/09	2,185,000
2,000,000	Aztar Corp.	7.88	06/15/14	2,125,000
1,000,000	Boyd Gaming Corp.	8.75	04/15/12	1,082,500
2,000,000	Caesars Entertainment, Inc.	8.88	09/15/08	2,192,500
1,680,000	Kerzner International, Ltd.	8.88	08/15/11	1,801,800
2,000,000	MGM Mirage, Inc.	8.50	09/15/10	2,190,000
2,000,000	Penn National Gaming, Inc.	8.88	03/15/10	2,120,000
2,000,000	Poster Financial Group	8.75	12/01/11	2,080,000
1,000,000	Resorts International Hotel and Casino, Inc.	11.50	03/15/09	1,138,750
2,250,000	River Rock Entertainment	9.75	11/01/11	2,463,750

				19,379,300

Principal		Rate	Maturity Date	Value

CORPORATE BONDS — (continued)
	CELLULAR TELECOM — 3.18%
$2,000,000	American Cellular Corp.	10.00%	08/01/11	$1,840,000
1,000,000	Centennial Cellular Operating Co./ Centennial Communications Corp.	10.13	06/15/13	1,105,000
1,000,000	Dobson Communications Corp.	8.88	10/01/13	785,000
500,000	Rogers Wireless, Inc.	7.50	03/15/15	516,250
1,000,000	Western Wireless Corp.	9.25	07/15/13	1,140,000

				5,386,250

	CHEMICALS – DIVERSIFIED — 3.27%
2,000,000	Equistar Chemicals L.P./Equistar Funding Corp.	10.63	05/01/11	2,245,000
2,000,000	Lyondell Chemical Co.	9.50	12/15/08	2,140,000
1,000,000	Lyondell Chemical Co.	10.50	06/01/13	1,150,000

				5,535,000

	CHEMICALS – PLASTICS — 1.29%
1,000,000	PolyOne Corp.	10.63	05/15/10	1,110,000
1,000,000	PolyOne Corp.	8.88	05/01/12	1,070,000

				2,180,000

	CHEMICALS – SPECIALTY — 2.28%
1,500,000	Crompton Corp.	9.88	08/01/12	1,717,500
2,000,000	Johnsondiversey, Inc., Series B	9.63	05/15/12	2,150,000

				3,867,500

	COMMERCIAL SERVICES — 1.77%
2,000,000	Iron Mountain, Inc.	8.63	04/01/13	2,020,000
1,000,000	Iron Mountain, Inc.	7.75	01/15/15	987,500

				3,007,500

	COMPUTER SERVICES — 0.59%
1,000,000	Unisys Corp.	7.88	04/01/08	1,005,000

	CONSUMER PRODUCTS – MISCELLANEOUS — 1.26%
2,000,000	Armkel llc/ Armkel Finance	9.50	08/15/09	2,132,500

	CONTAINERS – METAL/GLASS — 4.18%
2,500,000	Ball Corp.	6.88	12/15/12	2,578,125
3,000,000	Crown European Holdings S.A.	10.88	03/01/13	3,480,000
1,000,000	Owens-Illinois, Inc.	7.50	05/15/10	1,030,000

				7,088,125

See Notes to Financial Statements.

31

Excelsior Funds Trust

Portfolio of Investments — March 31, 2005

High Yield Fund — (continued)

Principal		Rate	Maturity Date	Value

CORPORATE BONDS — (continued)
	CONTAINERS – PAPER/PLASTIC — 3.32%
$2,000,000	Graham Packaging Co.(a)	8.50%	10/15/12	$2,000,000
2,000,000	Radnor Holdings, Inc.	11.00	03/15/10	1,480,000
2,000,000	Stone Container Corp.	9.75	02/01/11	2,140,000

				5,620,000

	COSMETICS & TOILETRIES — 0.42%
750,000	Del Laboratories, Inc.(a)	8.00	02/01/12	720,000

	DISTRIBUTION/WHOLESALE — 1.14%
2,000,000	Nebraska Book Co.	8.63	03/15/12	1,935,000

	DIVERSIFIED OPERATIONS — 0.73%
1,340,000	Stena AB	7.00	12/01/16	1,239,500

	ELECTRIC – GENERATION — 0.97%
1,500,000	AES Corp.	9.50	06/01/09	1,640,625

	ELECTRIC – INTERGRATED — 2.68%
2,000,000	CMS Energy Corp.	9.88	10/15/07	2,170,000
2,305,000	PSEG Energy Holdings, Inc.	7.75	04/16/07	2,368,388

				4,538,388

	FORESTRY — 0.57%
1,000,000	Tembec Industries, Inc.	8.63	06/30/09	965,000

	FUNERAL SERVICES & RELATED ITEMS — 1.22%
1,000,000	Service Corp. International	7.70	04/15/09	1,030,000
1,000,000	Service Corp. International, Unsecured	7.70	04/15/09	1,030,000

				2,060,000

	GAS – DISTRIBUTION — 1.22%
2,000,000	SEMCO Energy, Inc.	7.75	05/15/13	2,066,338

	HOME FURNISHINGS — 0.62%
1,000,000	Sealy Mattress Co.	8.25	06/15/14	1,042,500

	LIFE/HEALTH INSURANCE — 1.24%
2,000,000	Americo Life, Inc.(a)	7.88	05/01/13	2,099,464

	MACHINE TOOLS & RELATED PRODUCTS — 0.71%
1,250,000	Thermadyne Holdings Corp.	9.25	02/01/14	1,200,000

	MACHINERY – FARM — 1.24%
2,000,000	AGCO Corp.	9.50	05/01/08	2,095,000

	MEDICAL – DRUGS — 0.30%
500,000	Warner Chilcott Corp.(a)	8.75	02/01/15	502,500

Principal		Rate	Maturity Date	Value

CORPORATE BONDS — (continued)
	MEDICAL – HOSPITALS — 0.62%
$1,000,000	IASIS Healthcare llc/ IASIS Capital Corp.	8.75%	06/15/14	$1,042,500

	MEDICAL PRODUCTS — 0.58%
1,000,000	Encore Medical IHC, Inc.,(a)	9.75	10/01/12	975,000

	METAL – ALUMINUM — 4.18%
12,033,000	Ormet Corp., In Default(a)	11.00	08/15/08	7,099,470

	METAL PROCESSORS & FABRICATORS — 0.32%
500,000	Mueller Group, Inc.	10.00	05/01/12	540,000

	MISCELLANEOUS MANUFACTURING — 1.63%
2,000,000	IPC Acquisition Corp.	11.50	12/15/09	2,200,000
500,000	Reddy Ice Group, Inc.	8.88	08/01/11	556,250

				2,756,250

	MULTI-LINE INSURANCE — 1.35%
2,128,000	Allmerica Financial Corp.	7.63	10/15/25	2,279,875

	MUSIC — 1.58%
1,600,000	Warner Music Group	7.38	04/15/14	1,648,000
1,000,000	WMG Holdings Corp.(a)	7.39	12/15/11	1,025,000

				2,673,000

	OFFICE AUTOMATION & EQUIPMENT — 1.52%
1,000,000	Xerox Capital Trust I	8.00	02/01/27	1,000,000
1,500,000	Xerox Corp.	7.63	06/15/13	1,567,500

				2,567,500

	OIL – EXPLORATION & PRODUCTION — 0.94%
1,500,000	Baytex Energy, Ltd.	9.63	07/15/10	1,590,000

	OIL REFINING & MARKETING — 1.32%
2,000,000	Premcor Refining Group, Inc.	9.50	02/01/13	2,235,000

	PAPER & RELATED PRODUCTS — 4.88%
2,500,000	Caraustar Industries, Inc.	9.88	04/01/11	2,625,000
2,000,000	Intertape Polymer US, Inc.	8.50	08/01/14	1,966,170
2,000,000	Mercer International, Inc.	9.25	02/15/13	1,890,000
1,750,000	Norske Skog Canada, Series D	8.63	06/15/11	1,811,250

				8,292,420

See Notes to Financial Statements.

32

Excelsior Funds Trust

Portfolio of Investments — March 31, 2005

High Yield Fund — (continued)

Principal		Rate	Maturity Date	Value

CORPORATE BONDS — (continued)
	PHYSICIANS PRACTICE MANAGEMENT — 2.04%
$2,000,000	Ameripath, Inc.	10.50%	04/01/13	$1,990,000
1,000,000	US Oncology Holdings, Inc.(a)	8.62	03/15/15	942,500
500,000	US Oncology Holdings, Inc.(a)	9.00	08/15/12	527,500

				3,460,000

	REITS – HOTELS — 0.64%
1,000,000	La Quinta Properties, Inc.	8.88	03/15/11	1,080,000

	RENTAL AUTO/EQUIPMENT — 1.14%
2,000,000	United Rentals, Inc.	7.75	11/15/13	1,940,000

	RESORTS/THEME PARKS — 0.54%
1,000,000	Six Flags, Inc.	9.63	06/01/14	922,500

	RETAIL – ARTS & CRAFTS — 1.25%
2,000,000	Michaels Stores, Inc.	9.25	07/01/09	2,112,500

	RETAIL – DISCOUNT — 0.61%
1,000,000	Shopko Stores	9.25	03/15/22	1,040,000

	RETAIL – DRUG STORE — 1.15%
2,000,000	Jean Coutu Group, Inc.	8.50	08/01/14	1,942,500

	RETAIL – MAJOR DEPARTMENT STORE — 1.20%
1,500,000	JC Penney Co., Inc.	8.00	03/01/10	1,500,000
500,000	Saks, Inc.	8.25	11/15/08	527,500

				2,027,500

	SATELLITE TELECOM — 1.19%
1,000,000	Inmarsat Finance plc	7.63	06/30/12	995,000
1,000,000	Intelsat Bermuda, Ltd.(a)	8.63	01/15/15	1,020,000

				2,015,000

	SCHOOLS — 0.57%
1,000,000	Knowledge Learning Center(a)	7.75	02/01/15	965,000

	SEISMIC DATA COLLECTION — 1.24%
1,997,000	Compagnie Generale de Geophysique S.A.	10.63	11/15/07	2,106,835

	STEEL – PRODUCERS — 1.45%
1,000,000	AK Steel Corp.	7.75	06/15/12	962,500
1,298,000	United States Steel, Inc.	10.75	08/01/08	1,492,700

				2,455,200

	TELEPHONE – INTERGRATED — 6.71%
3,000,000	Cincinnati Bell, Inc.	8.38	01/15/14	2,955,000
500,000	Cincinnati Bell, Inc., MTN	6.33	12/30/05	497,500
1,000,000	Citizens Communications	9.25	05/15/11	1,095,000
1,000,000	Consolidated Communications Holdings, Inc.(a)	9.75	04/01/12	1,060,000

Principal		Rate	Maturity Date	Value

CORPORATE BONDS — (continued)
	TELEPHONE – INTERGRATED — (continued)
$1,000,000	Eircom Funding	8.25%	08/15/13	$1,087,500
1,000,000	Madison River Capital llc/ Madison River Financial Corp.	13.25	03/01/10	1,070,000
3,000,000	Qwest Services Corp.(a)	14.50	12/15/14	3,622,500

				11,387,500

	TRANSPORTATION – MARINE — 1.98%
3,000,000	Overseas Shipholding Group	8.75	12/01/13	3,360,000

	TRANSPORTATION – RAIL — 1.13%
1,750,000	Kansas City Southern	9.50	10/01/08	1,907,500

	TOTAL CORPORATE BONDS (Cost $162,745,201)			162,285,456

U.S. GOVERNMENT & AGENCY OBLIGATION — 2.18%
	FEDERAL HOME LOAN BANK – DISCOUNT NOTE — 2.18%
3,700,000		2.38	04/01/05	3,699,755

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATION (Cost $3,700,000)			3,699,755

TOTAL INVESTMENTS (Cost $166,457,693)(b)	97.96%	$165,985,211
OTHER ASSETS IN EXCESS OF LIABILITIES	2.04	3,461,857

NET ASSETS	100.00%	$169,447,068

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, these securities amounted to $26,491,434 or 15.63% of net assets.
(b)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$4,824,005	$(5,296,487)	$(472,482)

Discount Note—The rate reported on the Portfolio of Investments is the discount rate at the time of purchase.

In Default—Security in default on interest payments

llc—Limited Liability Company

L.P.—Limited Partnership

Ltd.—Limited

MTN—Medium Term Note

plc—public limited company

Unsecured—Issued in exchange of 144A security

See Notes to Financial Statements.

33

Excelsior Funds Trust

Portfolio of Investments — March 31, 2005

High Yield Fund — (continued)

The summary of the Fund’s investments as of March 31, 2005 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Market Value
Consumer Discretionary	30.20%	$51,174,016
Raw/Intermediate Materials	27.96	47,382,915
Telecommunication	9.90	16,773,750
Technology	5.25	8,889,335
Industrials	5.10	8,638,250
Energy	4.94	8,363,388
Health Care	4.75	8,040,000
Financials	2.58	4,379,339
Utilities	2.19	3,706,963
U.S. Government & Agency Obligations	2.18	3,699,755
Consumer Staples	1.68	2,852,500
Real Estate	0.64	1,080,000
Information Technology	0.59	1,005,000

Total Investment	97.96%	$165,985,211
Other Assets and Liabilities (Net)	2.04	3,461,857

Net Assets	100.00%	$169,447,068

See Notes to Financial Statements.

34

Excelsior Funds Trust

Portfolio of Investments — March 31, 2005

Equity Core Fund

Shares		Value

COMMON STOCKS — 92.86%
	CONSUMER DISCRETIONARY — 16.21%
28,422	Autozone, Inc.(a)	$2,435,764
82,193	Dillards, Inc., Class A	2,210,992
72,378	Eastman Kodak Co.	2,355,904
107,406	Furniture Brands International, Inc.	2,342,525
66,505	John Wiley & Sons, Class A	2,344,301
68,517	Leggett & Platt, Inc.	1,978,771
29,733	Timberland Co., Class A(a)	2,108,962

		15,777,219

	CONSUMER STAPLES — 7.51%
52,157	Anheuser Busch Cos., Inc.	2,471,720
69,643	Sysco Corp.	2,493,220
35,839	Wm. Wrigley Jr. Co.	2,349,963

		7,314,903

	ENERGY — 5.06%
43,660	Exxon Mobil Corp.	2,602,136
57,932	Suncor Energy, Inc.	2,329,446

		4,931,582

	FINANCIAL — 13.89%
75,338	American Capital Strategies Ltd.	2,366,367
41,348	American International Group, Inc.	2,291,093
28	Berkshire Hathaway, Inc., Class A(a)	2,435,999
21,535	Lehman Brothers Holding, Inc.	2,027,736
73,578	North Fork Bancorporation, Inc.	2,041,054
50,672	RenaissanceRe Holdings Ltd.	2,366,382

		13,528,631

	HEALTH CARE — 10.38%
38,533	Johnson & Johnson	2,587,876
48,163	Medtronic, Inc.	2,453,905
45,223	Novo-Nordisk A/S ADR	2,524,348
47,311	Roche Holdings Ltd., Sponsored ADR	2,544,371

		10,110,500

	INDUSTRIALS — 7.97%
1,164,791	Bombardier, Inc., Class B	2,598,649
70,752	General Electric Co.	2,551,317
342,999	Quanta Services, Inc.(a)	2,617,082

		7,767,048

	INFORMATION TECHNOLOGY — 12.00%
563,849	3com Corp.(a)	2,007,302
67,785	Analog Devices, Inc.	2,449,750
98,847	Molex, Inc., Class A	2,332,789
88,343	National Instruments Corp.	2,389,678
55,607	Pitney Bowes, Inc.	2,508,989

		11,688,508

Shares		Value

COMMON STOCKS — (continued)
	RAW/INTERMEDIATE MATERIALS — 10.12%
67,485	Aracruz Cellulose S.A. ADR	$2,415,963
48,717	E.I. Du Pont de Nemours & Co.	2,496,259
36,733	Monsanto Co /New	2,369,279
45,244	Vulcan Materials Company	2,571,216

		9,852,717

	REAL ESTATE — 2.14%
31,000	St. Joe Co.	2,086,300

	UTILITIES — 7.58%
163,116	AES Corp.(a)	2,671,840
180,250	Centerpoint Energy, Inc.	2,168,408
240,812	EL Paso Corp.	2,547,791

		7,388,039

	TOTAL COMMON STOCKS (Cost $89,999,131)	90,445,447

FOREIGN COMMON STOCKS — 2.60%
	GERMANY — 2.60%
55,897	Bayerische Motoren Werke AG	2,535,601

	TOTAL FOREIGN COMMON STOCKS (Cost $2,486,080)	2,535,601

Principal
REPURCHASE AGREEMENT — 4.98%
$4,851,000	JP Morgan Chase Securities, Inc., 2.30%, dated 3/31/05, to be repurchased 4/01/05, repurchase price $4,851,310 (collateralized by Federal National Mortgage Association MTN, par value $4,845,000, 4.63%, maturing 10/15/14; total market value $4,954,334)	4,851,000

	TOTAL REPURCHASE AGREEMENT (Cost $4,851,000)	4,851,000

TOTAL INVESTMENTS (Cost $97,336,211)(b)	100.44%	$97,832,048
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.44)	(426,415)

NET ASSETS	100.00%	$97,405,633

(a)	Non-income producing security.
(b)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$3,409,171	$(2,913,334)	$495,837

ADR—American Depository Receipt

MTN—Medium Term Note

See Notes to Financial Statements.

35

Excelsior Funds Trust

Portfolio of Investments — March 31, 2005

Equity Core Fund — (continued)

The summary of the Fund’s investments as of March 31, 2005 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Market Value
Consumer Discretionary	18.81%	$18,312,820
Financial	13.89	13,528,631
Information Technology	12.00	11,688,508
Health Care	10.38	10,110,500
Raw/Intermediate Materials	10.12	9,852,717
Industrials	7.97	7,767,048
Utilities	7.58	7,388,039
Consumer Staples	7.51	7,314,903
Energy	5.06	4,931,582
Repurchase Agreements	4.98	4,851,000
Real Estate	2.14	2,086,300

Total Investment	100.44%	$97,832,048
Other Assets and Liabilities (Net)	(0.44)	(426,415)

Net Assets	100.00%	$97,405,633

See Notes to Financial Statements.

36

[THIS PAGE INTENTIONALLY LEFT BLANK]

Excelsior Funds

Statements of Assets and Liabilities

March 31, 2005

	Money Fund	Value and Restructuring Fund	Mid Cap Value Fund
ASSETS:
Investments, at cost — see accompanying portfolios	$1,596,594,915	$3,410,712,053	$222,373,723

Investments, at value (including Repurchase Agreements) (Note 1)	$1,596,594,915	$4,627,490,310	$296,024,691
Cash	—	225,238	25,086
Foreign currency (cost $0, $0, $0, $155,012, $0, $0, $0, $0 respectively)	—	—	—
Dividends and interest receivable	584,798	6,369,844	357,646
Receivable for investments sold	149,704,688	939,466	—
Receivable for fund shares sold	26,723,967	13,216,442	459,092
Foreign withholding tax receivable	—	—	—

Total Assets	1,773,608,368	4,648,241,300	296,866,515

LIABILITIES:
Payable for investments purchased	—	7,476,843	—
Options written, at value (Premiums received: Value and Restructuring Fund — $2,633,972)	—	1,993,420	—
Payable for fund shares redeemed	39,937,498	3,182,790	112,965
Payable for dividends declared	2,587,123	—	—
Investment advisory fees payable (Note 2)	35,632	2,377,259	146,134
Administration fees payable (Note 2)	205,957	594,778	40,142
Shareholder servicing fees payable (Note 2)	240,885	1,364,406	117,275
Directors’/Trustees’ fees and expenses payable (Note 2)	—	—	32
Cash overdraft	—	—	—
Accrued expenses and other payables	260,858	1,159,878	34,279

Total Liabilities	43,267,953	18,149,374	450,827

NET ASSETS	$1,730,340,415	$4,630,091,926	$296,415,688

NET ASSETS consist of:
Undistributed (distributions in excess of) net investment income	$—	$8,690,692	$388,063
Accumulated net realized gain (loss) on investments, foreign currency transactions and written options	(35,637)	(165,739,268)	(146,340)
Unrealized appreciation (depreciation) of investments, foreign currency translations and written options	—	1,217,406,843	73,650,968
Par value (Note 5)	1,730,581	111,826	177
Paid in capital in excess of par value	1,728,645,471	3,569,621,833	222,522,820

Net Assets	$1,730,340,415	$4,630,091,926	$296,415,688

Net Assets:
Institutional Shares	$625,287,251	$161,015,995	$81,570,415
Shares	1,105,053,164	4,469,074,789	214,844,139
Retirement Shares	—	1,142	1,134
Shares outstanding (Note 5):
Institutional Shares	625,288,256	3,888,844	4,852,989
Shares	1,105,292,365	107,937,578	12,808,139
Retirement Shares	—	28	68
NET ASSET VALUE PER SHARE (net assets ÷ shares outstanding):
Institutional Shares	$1.00	$41.40	$16.81

Shares	$1.00	$41.40	$16.77

Retirement Shares	—	$41.49	$16.78

See Notes to Financial Statements.

38

International Equity Fund	Total Return Bond Fund	Income Fund	High Yield Fund	Equity Core Fund

$34,649,315	$145,861,543	$104,167,265	$166,457,693	$97,336,211

$42,959,606	$149,170,701	$104,294,747	$165,985,211	$97,832,048
—	—	—	—	214,386
151,999	—	—	—	—
118,572	1,195,869	703,193	3,770,987	70,477
863,667	3,787,148	5,031,659	1,252,132	—
—	289,663	—	920,433	419,000
31,660	—	—	—	6,212

44,125,504	154,443,381	110,029,599	171,928,763	98,542,123

—	4,742,044	5,369,824	525,028	958,864
—	—	—	—	—
15,600	398	—	890,048	123,453
—	518,292	280,686	753,861	—
18,031	32,435	21,182	78,832	28,797
7,712	19,534	13,637	23,025	10,652
—	7,679	—	35,843	7,225
—	34	9	45	—
621,603	—	—	120,143	—
23,152	40,332	33,279	54,870	7,499

686,098	5,360,748	5,718,617	2,481,695	1,136,490

$43,439,406	$149,082,633	$104,310,982	$169,447,068	$97,405,633

$421,803	$3,298	$(1,454)	$(1,124,014)	$96,881

(19,647,716)	563,701	5,561	(61,284,586)	8,255

8,310,856	3,309,158	127,482	(472,482)	495,790
56	205	150	363	89
54,354,407	145,206,271	104,179,243	232,327,787	96,804,618

$43,439,406	$149,082,633	$104,310,982	$169,447,068	$97,405,633

$43,439,406	$149,082,633	$104,310,982	$13,307,909	$53,826,466
—	—	—	156,139,159	43,579,167
—	—	—	—	—

5,565,759	20,455,951	14,980,402	2,853,076	4,900,329
—	—	—	33,455,324	3,969,574
—	—	—	—	—

$7.80	$7.29	$6.96	$4.66	$10.98

—	—	—	$4.67	$10.98

—	—	—	—	—

See Notes to Financial Statements.

39

Excelsior Funds

Statements of Operations

For the Year Ended March 31, 2005

	Money Fund	Value and Restructuring Fund	Mid Cap Value Fund
INVESTMENT INCOME:
Dividend income	$—	$74,083,694	$7,606,258
Interest income	27,818,905	844,797	52,134
Less: Foreign taxes withheld	—	(844,437)	(66,107)

Total Income	27,818,905	74,084,054	7,592,285

EXPENSES:
Investment advisory fees (Note 2)	4,004,089	22,824,694	1,982,815
Shareholder servicing fees — Shares (Note 2)	2,860,544	9,095,957	501,132
Shareholder servicing fees — Institutional Shares (Note 2)	—	—	78,304
Administration fees (Note 2)	2,424,662	5,757,405	462,079
Transfer agent fees	127,811	1,733,417	114,517
Legal and audit fees	315,004	801,738	85,678
Re-audit expenses (Note 2)	118,853	267,371	27,416
Custodian fees	66,509	172,635	14,936
Registration and filing fees	49,104	100,852	38,415
Shareholder reports	72,274	373,999	30,099
Directors’/Trustees’ fees and expenses (Note 2)	45,115	98,402	12,616
Amortization of offering costs	—	—	—
Miscellaneous expenses	82,346	212,159	18,999

Total Expenses	10,166,311	41,438,629	3,367,006

Fees waived and reimbursed by:
Investment Adviser (Note 2)	(3,555,089)	—	(222,455)
Administrator (Note 2)	(273,411)	(557,110)	(47,237)
Re-audit expenses paid by Investment Adviser (Note 2)	(118,853)	(267,371)	(27,416)

Net Expenses	6,218,958	40,614,148	3,069,898

NET INVESTMENT INCOME	21,599,947	33,469,906	4,522,387

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 1):
Net realized gain (loss) on:
Security transactions	6,919	25,789,853	12,483,472
Foreign currency transactions	—	101	2,133
Written options	—	2,015,708	—

Total net realized gain	6,919	27,805,662	12,485,605
Change in unrealized appreciation (depreciation) of investments, foreign currency translations and written options during the year	—	348,650,183	10,433,850

Net realized and unrealized gain (loss) on investments, foreign currency transactions and written options	6,919	376,455,845	22,919,455

Net increase in net assets resulting from operations	$21,606,866	$409,925,751	$27,441,842

See Notes to Financial Statements.

40

International Equity Fund	Total Return Bond Fund	Income Fund	High Yield Fund	Equity Core Fund

$847,205	$—	$—	$—	$326,946
11,842	7,507,583	5,178,284	14,252,775	40,473
(100,659)	—	—	—	(8,499)

758,388	7,507,583	5,178,284	14,252,775	358,920

363,572	990,601	725,570	1,479,257	150,883
—	—	—	391,840	7,876
64	15,239	514	—	—
72,715	230,895	169,124	280,116	30,439
10,143	11,580	11,160	45,470	11,690
24,807	47,142	38,724	54,921	12,695
7,305	15,455	12,508	17,634	3,293
32,740	13,118	14,188	8,603	5,256
16,401	21,707	21,305	41,659	3,438
2,718	13,151	8,521	16,899	4,217
1,617	7,409	5,159	8,164	397
—	—	—	—	74,592
7,711	19,105	23,777	24,568	2,552

539,793	1,385,402	1,030,550	2,369,131	307,328

(199,076)	(580,845)	(439,551)	(451,580)	(100,187)
(5,562)	(25,533)	(19,160)	(29,194)	(1,008)
(7,305)	(15,455)	(12,508)	(17,634)	(3,293)

327,850	763,569	559,331	1,870,723	202,840

430,538	6,744,014	4,618,953	12,382,052	156,080

4,320,742	606,338	467,060	1,684,436	20,575
(8,889)	—	—	—	(2,893)
—	—	—	—	—

4,311,853	606,338	467,060	1,684,436	17,682
940,094	(6,549,134)	(3,580,154)	(3,437,364)	495,790

5,251,947	(5,942,796)	(3,113,094)	(1,752,928)	513,472

$5,682,485	$801,218	$1,505,859	$10,629,124	$669,552

See Notes to Financial Statements.

41

Excelsior Funds

Statements of Changes in Net Assets

	Money Fund
	Year Ended March 31,
	2005	2004
Net investment income	$21,599,947	$14,865,550
Net realized gain (loss) on investments and foreign currency transactions	6,919	(23,975)
Net realized gain (loss) on written options	—	—
Change in unrealized appreciation of investments, foreign currency translations and written options during the year	—	—

Net increase in net assets resulting from operations	21,606,866	14,841,575

Distributions to shareholders:
From net investment income
Institutional Shares	(6,978,835)	(4,902,755)
Shares	(14,621,112)	(9,962,795)

Total distributions	(21,599,947)	(14,865,550)

Increase (decrease) in net assets from fund share transactions (Note 5):
Institutional Shares	155,097,235	(77,930,018)
Shares	(36,514,934)	(646,272,448)
Retirement Shares	—	—

Total from fund share transactions	118,582,301	(724,202,466)

Net increase (decrease) in net assets	118,589,220	(724,226,441)

NET ASSETS:
Beginning of year	1,611,751,195	2,335,977,636

End of year (1)	$1,730,340,415	$1,611,751,195

(1) Including undistributed net investment income (accumulated net investment loss)	$—	$—

See Notes to Financial Statements.

42

Value and Restructuring Fund		Mid Cap Value Fund		International Equity Fund
Year Ended March 31,		Year Ended March 31,		Year Ended March 31,
2005	2004	2005	2004	2005	2004
$33,469,906	$18,590,937	$4,522,387	$637,981	$430,538	$479,286
25,789,954	26,130,547	12,485,605	3,623,320	4,311,853	1,459,695
2,015,708	(1,694,222)	—	—	—	—
348,650,183	978,738,539	10,433,850	74,173,832	940,094	16,169,741

409,925,751	1,021,765,801	27,441,842	78,435,133	5,682,485	18,108,722

(542,162)	(230,193)	(1,745,081)	(226,937)	(65,782)	(478,646)
(31,399,379)	(16,015,057)	(2,985,864)	(306,909)	—	—

(31,941,541)	(16,245,250)	(4,730,945)	(533,846)	(65,782)	(478,646)

118,620,109	27,115,289	(27,789,884)	31,858,348	2,224,548	(11,055,877)
850,392,716	691,737,456	14,044,442	51,526,480	—	—
1,089	—	1,151	—	—	—

969,013,914	718,852,745	(13,744,291)	83,384,828	2,224,548	(11,055,877)

1,346,998,124	1,724,373,296	8,966,606	161,286,115	7,841,251	6,574,199

3,283,093,802	1,558,720,506	287,449,082	126,162,967	35,598,155	29,023,956

$4,630,091,926	$3,283,093,802	$296,415,688	$287,449,082	$43,439,406	$35,598,155

$8,690,692	$6,850,019	$388,063	$232,080	$421,803	$65,947

See Notes to Financial Statements.

43

Excelsior Funds

Statements of Changes in Net Assets

	Total Return Bond Fund

	Year Ended March 31,
	2005	2004
Net investment income	$6,744,014	$8,723,613
Net realized gain (loss) on investments and foreign currency transactions	606,338	6,258,133
Change in unrealized appreciation (depreciation) of investments and foreign currency translations during the year	(6,549,134)	(3,766,022)

Net increase in net assets resulting from operations	801,218	11,215,724

Distributions to shareholders:
From net investment income
Institutional Shares	(6,757,222)	(8,824,881)
Shares	—	—
Tax return of capital
Institutional Shares	—	—
Shares	—	—
From net realized gain on investments
Institutional Shares	(1,954,501)	(5,161,373)
Shares	—	—

Total distributions	(8,711,723)	(13,986,254)

Increase (decrease) in net assets from fund share transactions (Note 5):
Institutional Shares	(3,699,026)	(108,072,548)
Shares	—	—

Total from fund share transactions	(3,699,026)	(108,072,548)

Net increase (decrease) in net assets	(11,609,531)	(110,843,078)

NET ASSETS:
Beginning of year	160,692,164	271,535,242

End of year (1)	$149,082,633	$160,692,164

(1) Including undistributed (distributions in excess of) net investment income	$3,298	$—

*	Equity Core Fund commenced operations on March 31, 2004.

See Notes to Financial Statements.

44

Income Fund		High Yield Fund		Equity Core Fund
Year Ended March 31,		Year Ended March 31,		Year Ended March 31,	Period Ended March 31,
2005	2004	2005	2004	2005	2004*
$4,618,953	$5,660,377	$12,382,052	$14,179,264	$156,080	$—
467,060	970,223	1,684,436	(26,899,527)	17,682	—
(3,580,154)	231,309	(3,437,364)	57,311,938	495,790	—

1,505,859	6,861,909	10,629,124	44,591,675	669,552	—

(5,047,776)	(5,960,426)	(1,404,626)	(1,882,202)	—	—
—	—	(10,208,446)	(8,984,610)	(56,745)	—

—	—	—	(510,855)	—	—
—	—	—	(2,649,803)	—	—

(287,292)	(1,148,222)	—	—	—	—
—	—	—	—	(12,320)	—

(5,335,068)	(7,108,648)	(11,613,072)	(14,027,470)	(69,065)	—

(7,902,918)	11,074,869	(9,399,526)	(20,356,959)	55,457,333	—
—	—	5,713,795	(4,682,644)	41,347,713	100

(7,902,918)	11,074,869	(3,685,731)	(25,039,603)	96,805,046	100

(11,732,127)	10,828,130	(4,669,679)	5,524,602	97,405,533	100

116,043,109	105,214,979	174,116,747	168,592,145	100	—

$104,310,982	$116,043,109	$169,447,068	$174,116,747	$97,405,633	$100

$(1,454)	$—	$(1,124,014)	$(1,621,594)	$96,881	$100

See Notes to Financial Statements.

45

Excelsior Funds

Financial Highlights — Selected Per Share Data and Ratios

	Net Asset Value, Beginning of Year	Net Investment Income		Net Realized and Unrealized Gain (Loss) of Investments and Options		Total From Investment Operations	Dividends From Net Investment Income	Distributions From Net Realized Gain on Investments and Options	Total Distributions
MONEY FUND
Institutional Shares — (12/16/99*)
Year Ended March 31,
2005	$1.00	$0.02	(3)	$(0.01	)(3)	$0.01	$(0.01)	—	$(0.01)
2004	1.00	0.01		—		0.01	(0.01)	—	(0.01)
2003	1.00	0.01		—	(2)	0.01	(0.01)	—	(0.01)
2002	1.00	0.03		—	(2)	0.03	(0.03)	—	(0.03)
2001	1.00	0.06		—		0.06	(0.06)	—	(0.06)
VALUE AND RESTRUCTURING FUND
Institutional Shares — (09/30/02*)
Year Ended March 31,
2005	$37.56	$0.42	(3)	$3.84	(3)	$4.26	$(0.42)	—	$(0.42)
2004	23.65	0.32	(3)	13.89	(3)	14.21	(0.30)	—	(0.30)
Period Ended March 31, 2003	22.92	0.22		0.59		0.81	(0.08)	—	(0.08)
MID CAP VALUE FUND
Institutional Shares — (06/01/96*)
Year Ended March 31,
2005	$15.78	$0.25	(3)	$1.04	(3)	$1.29	$(0.26)	—	$(0.26)
2004	10.25	0.07	(3)	5.51	(3)	5.58	(0.05)	—	(0.05)
2003	13.28	0.05	(3)	(3.04	)(3)	(2.99)	(0.04)	—	(0.04)
2002	11.97	0.04	(3)	1.67	(3)	1.71	(0.04)	$(0.36)	(0.40)
2001	21.32	0.40		(1.27)		(0.87)	(0.40)	(8.08)	(8.48)
INTERNATIONAL EQUITY FUND
Institutional Shares — (01/24/95*)
Year Ended March 31,
2005	$6.69	$0.08	(3)	$1.04	(3)	$1.12	$(0.01)	—	$(0.01)
2004	4.09	0.08		2.59		2.67	(0.07)	—	(0.07)
2003	5.85	0.07		(1.77)		(1.70)	(0.06)	—	(0.06)
2002	6.93	0.04		(0.86)		(0.82)	(0.06)	$(0.20)	(0.26)
2001	13.78	0.02		(4.39)		(4.37)	(0.02)	(2.46)	(2.48)

* Commencement of Operations.

(1)	Expense ratios before waiver of fees and reimbursement of expenses (if any) by advisor and administrator.
(2)	Amount represents less than $0.01 per share.
(3)	For comparative purposes per share amounts are based on average shares outstanding.
(4)	Not annualized
(5)	Amount represents less than $1,000.
(6)	Annualized
(7)	The information presented reflects the impact of the low level of assets at the beginning of the period and throughout the period ended March 31, 2003. Percentage amounts to less than 0.005%.

See Notes to Financial Statements.

46

Net Asset Value, End of Year	Total Return		Net Assets, End of Year (000’s)		Ratio of Net Operating Expenses to Average Net Assets		Ratio of Gross Operating Expenses to Average Net Assets (1)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$1.00	1.55%		$625,287		0.21%		0.46%		1.52%		—
1.00	0.87%		470,189		0.25%		0.53%		0.86%		—
1.00	1.41%		548,126		0.24%		0.49%		1.41%		—
1.00	2.98%		309,829		0.25%		0.54%		2.83%		—
1.00	6.19%		282,659		0.25%		0.49%		6.09%		—

$41.40	11.44%		$161,016		0.83%		0.84%		1.05%		8%
37.56	60.46%		38,243		0.74%		0.89%		1.00%		4%
23.65	3.54	%(4)	—	(5)	0.00	%(6)(7)	0.00	%(6)(7)	1.90	%(6)	16%

$16.81	8.18%		$81,570		0.89%		0.99%		1.59%		28%
15.78	54.60%		100,729		0.74%		0.98%		0.49%		13%
10.25	-22.58%		45,017		0.76%		0.91%		0.44%		28%
13.28	14.53%		53,900		0.80%		0.95%		0.33%		24%
11.97	-1.99%		40,993		0.80%		0.96%		2.27%		95%

$7.80	16.98%		$43,439		0.90%		1.48%		1.18%		59%
6.69	65.55%		35,598		0.90%		1.44%		1.32%		59%
4.09	(29.26)%		29,024		0.87%		1.29%		1.07%		71%
5.85	(12.16)%		52,405		0.90%		1.38%		0.75%		52%
6.93	(36.32)%		74,240		0.90%		1.41%		0.20%		52%

See Notes to Financial Statements.

47

Excelsior Funds

Financial Highlights — Selected Per Share Data and Ratios

	Net Asset Value, Beginning of Year	Net Investment Income		Net Realized and Unrealized Gain (Loss) of Investments		Total From Investment Operations		Dividends From Net Investment Income	Distributions From Net Realized Gain on Investments	Total Distributions
TOTAL RETURN BOND FUND
Institutional Shares — (01/19/95*)
Year Ended March 31,
2005	$7.66	$0.33	(2)	$(0.27	)(2)	$0.06		$(0.33)	$(0.10)	$(0.43)
2004	7.78	0.34		0.08		0.42		(0.34)	(0.20)	(0.54)
2003	7.37	0.40		0.48		0.88		(0.40)	(0.07)	(0.47)
2002	7.46	0.43		(0.09)		0.34		(0.43)	—	(0.43)
2001	7.01	0.44		0.45		0.89		(0.44)	—	(0.44)
INCOME FUND
Institutional Shares — (01/16/95*)
Year Ended March 31,
2005	$7.21	$0.29	(2)	$(0.20	)(2)	$0.09		$(0.32)	$(0.02)	$(0.34)
2004	7.21	0.34		0.07		0.41		(0.34)	(0.07)	(0.41)
2003	6.93	0.39		0.31		0.70		(0.39)	(0.03)	(0.42)
2002	7.01	0.40		(0.04)		0.36		(0.40)	(0.04)	(0.44)
2001	6.66	0.43		0.35		0.78		(0.43)	—	(0.43)
HIGH YIELD FUND
Institutional Shares — (10/31/00*)
Year Ended March 31,
2005	$4.71	$0.32	(2)	$(0.06	)(2)	$0.26		$(0.31)	—	$(0.31)
2004	3.99	0.35	(2)	0.72	(2)	1.07	(5)	(0.35)	—	(0.35)
2003	6.20	0.93	(2)	(1.58	)(2)	(0.65	)(6)	(1.56)	—	(1.56)
2002	7.26	1.09		(1.01)		0.08		(1.10)	$(0.04)	(1.14)
Period Ended March 31, 2001	7.00	0.28		0.26		0.54		(0.28)	—	(0.28)
EQUITY CORE FUND
Institutional Shares — (01/31/05*)
Period Ended March 31, 2005	$10.84	$0.02	(3)	$0.12	(3)	$0.14		—	$—	$—

* Commencement of Operations.

(1)	Expense ratios before waiver of fees and reimbursement of expenses (if any) by advisor and administrator.
(2)	For comparative purposes per share amounts are based on average shares outstanding.
(3)	Not annualized
(4)	Annualized
(5)	Includes a tax return of capital of $(0.08).
(6)	Includes a tax return of capital of $(0.51).

See Notes to Financial Statements.

48

Net Asset Value, End of Year	Total Return		Net Assets, End of Year (000’s)	Ratio of Net Operating Expenses to Average Net Assets		Ratio of Gross Operating Expenses to Average Net Assets (1)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$7.29	0.75%		$149,083	0.50%		0.91%		4.42%		48%
7.66	5.61%		160,692	0.50%		0.89%		4.32%		43%
7.78	12.27%		271,535	0.50%		0.82%		5.15%		106%
7.37	4.65%		285,551	0.50%		0.87%		5.70%		113%
7.46	13.19%		304,882	0.50%		0.87%		6.27%		110%

$6.96	1.24%		$104,311	0.50%		0.92%		4.13%		40%
7.21	5.81%		116,043	0.50%		0.89%		4.47%		57%
7.21	10.36%		105,215	0.50%		0.81%		5.38%		59%
6.93	5.18%		111,309	0.50%		0.87%		5.54%		88%
7.01	12.18%		107,193	0.50%		0.87%		6.49%		119%

$4.66	5.80%		$13,308	0.80%		1.07%		6.71%		70%
4.71	27.76%		22,641	0.80%		1.11%		7.91%		170%
3.99	(10.30)%		37,250	0.83%		1.10%		19.14%		153%
6.20	1.53%		48,241	0.78%		1.10%		17.81%		311%
7.26	7.88%		17,862	0.80%		1.22%		9.63%		169%

$10.98	2.14	%(3)	$53,826	0.80	%(4)	1.21	%(4)	0.87	%(4)	13%

See Notes to Financial Statements.

49

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS

1.    Significant Accounting Policies:

Excelsior Funds, Inc. (“Excelsior Fund”) was incorporated under the laws of the State of Maryland on August 2, 1984. Excelsior Funds Trust (the “Trust”) is a statutory trust organized under the laws of the State of Delaware on April 27, 1994. Excelsior Fund and the Trust are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended as open-ended diversified management investment companies, with the exception of Energy and Natural Resources Fund and Real Estate Fund, each of which are non-diversified.

Excelsior Fund and the Trust currently offer shares in fifteen and seven managed investment portfolios, respectively, each having its own investment objectives and policies. The following is a summary of significant accounting policies for Money Fund and Value and Restructuring Fund, portfolios of Excelsior Fund and for Mid Cap Value Fund, International Equity Fund, Total Return Bond Fund, Income Fund, High Yield Fund and Equity Core Fund, portfolios of the Trust (the “Funds”). Such policies are in conformity with accounting principles generally accepted in the United States of America and are consistently followed by Excelsior Fund and the Trust in the preparation of their financial statements. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The Money Fund, High Yield Fund and Equity Core Fund offer two classes of shares: Institutional Shares and Shares. The Mid Cap Value Fund and Value and Restructuring Fund offer three classes of shares: Institutional Shares, Shares and Retirement Shares. The Financial Highlights of the Shares and Retirement Shares as well as the financial statements for the remaining portfolios of Excelsior Fund and the Trust are presented separately.

The Institutional Share Class of Excelsior Emerging Markets Fund was established on March 31, 2005 with seed capital in the amount of $500. The Class commenced operations on April 1, 2005 and, on which date, began to participate in the income, expenses, and realized and unrealized gains and losses of the Fund.

(a) Portfolio valuation:

Investments in securities that are traded on recognized domestic and foreign stock exchanges are valued at the last sale price on the exchange on which such securities are primarily traded or at the last quoted sale price on a national securities market. Securities traded over-the-counter are valued each business day on the basis of closing over-the-counter sale prices. Equity securities that are traded on the NASDAQ National Market System for which quotations are readily available are valued at the official closing price. Securities for which there were no transactions are valued at the last quoted sales price for the most recent day such prices were available. Securities for which market quotations are not readily available are valued in good faith at fair value pursuant to procedures adopted by the Board of Directors with regard to Excelsior Fund and the Board of Trustees with regard to the Trust.

50

Short-term debt instruments that mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method values a security at its cost at the time of purchase (or at its market value 61 days before maturity) and thereafter assumes a constant amortization to maturity of any bond premium or discount. Investments in securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant event has occurred subsequent to the close of such foreign exchange and prior to the time at which the Fund’s net asset value is determined, then such securities are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors with regard to Excelsior Fund and the Board of Trustees with regard to the Trust.

Investment valuation, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The Funds do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities. The Funds report gains and losses on foreign currency related transactions as realized and unrealized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income or loss for federal income tax purposes.

(b) Forward foreign currency exchange contracts:

The Funds’ participation in forward currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund generally arising in connection with the purchase or sale of its portfolio securities. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risk may also arise from unanticipated movements in the value of foreign currency relative to the U.S. dollar. Contracts are marked to market daily and the change in market value is recorded as unrealized appreciation or depreciation. Realized gains or losses arising from such transactions are included in net realized gains or losses from foreign currency transactions.

The Funds had no forward foreign currency exchange contracts outstanding as of March 31, 2005.

(c) Covered call options written:

Each Fund may engage in writing covered call options. By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price, except insofar as the premium represents such a profit.

When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by that Fund is included in the liability section of that Fund’s statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current value of the option written. The current value of the traded

51

option is the last sale price or, in the absence of a sale, the last quoted sale price for the most recent day such price was available. If an option expires on the stipulated expiration date, or if the Fund involved enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund involved may deliver the underlying security from its portfolio or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund involved will realize a gain or loss. Premiums from expired call options written by the Fund and net gains from closing purchase transactions are treated as short-term capital gains for Federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or is delivered upon exercise. As a result, the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period and to the risk that market values increase beyond the option exercise price, in each case to the extent not offset by the net premium. A Fund will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Fund to make a closing purchase transaction in order to close out its position.

During the year ended March 31, 2005, the Value and Restructuring Fund had the following written option transactions:

Written Option Transactions	Number of Contracts	Premiums
Outstanding, beginning of period	(15,385)	$(2,153,485)
Options written	(33,294)	(5,171,714)
Options expired	20,604	2,596,637
Options exercised	4,175	1,312,069
Options terminated in closing purchase transactions	3,900	782,521

Outstanding, end of year	(20,000)	$(2,633,972)

(d) Security transactions and investment income:

Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and, when appropriate, discounts on investments, is earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Funds are informed of the dividend.

(e) Concentration of risks:

The International Equity Fund invests primarily in securities of companies that are located in or conduct a substantial amount of their business in foreign countries, including emerging market countries. Prices of securities in foreign markets generally, and emerging markets in particular,

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have historically been more volatile than prices in U.S. markets. Some countries in which the Fund may invest require government approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The High Yield Fund is subject to special risks associated with investments in high yield bonds, which involve greater risk of default or downgrade and are more volatile than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of high yield bonds may be more susceptible than other issuers to economic downturns. High yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately repay principal upon maturity. Discontinuation of these payments could adversely affect the market value of the security.

(f) Repurchase agreements:

The Funds may purchase portfolio securities from financial institutions deemed to be creditworthy by the investment adviser subject to the seller’s agreement to repurchase and the Funds’ agreement to resell such securities at mutually agreed upon prices. Securities purchased subject to such repurchase agreements are deposited with the Funds’ custodian or sub-custodian or are maintained in the Federal Reserve/Treasury book-entry system and must have, at all times, an aggregate market value not less than the repurchase price (including accrued interest).

Default or bankruptcy of the seller may, however, expose the applicable Fund to possible delay in connection with the disposition of the securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.

(g) TBA Purchase Commitments:

The Total Return Bond Fund and Income Fund may enter into “TBA” (To Be Announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. The Funds must maintain liquid securities having a value not less than the purchase price (including accrued interest) for such purchase commitments. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under “Portfolio Valuation” above.

(h) Mortgage Dollar Rolls:

The Total Return Bond Fund and Income Fund may enter into mortgage dollar rolls (principally in securities referred to as TBA, (see note 1(g)) in which the Funds sell mortgage securities for delivery in the current month and simultaneously contract to repurchase similar, but not identical, securities at an agreed upon price on a fixed date. The Funds account for such dollar rolls as purchases and sales and receive compensation in consideration for entering into the commitment to repurchase. The Funds must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Funds are required to repurchase may decline below the agreed upon repurchase price of those securities.

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(i) Distributions to shareholders:

Dividends equal to all or substantially all of each Fund’s net investment income will be declared and paid as follows: for the Money Fund, Total Return Bond Fund, Income Fund and High Yield Fund, dividends will be declared daily and paid monthly; for the Value and Restructuring Fund, Mid Cap Value Fund and Equity Core Fund, dividends will be declared and paid quarterly; and for the International Equity Fund, dividends will be declared and paid semiannually. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

(j) Expense allocation:

Expenses directly attributable to a Fund are charged to that Fund. Other expenses are allocated to the respective Funds based on average daily net assets. Expenses attributable to a specific class of shares, such as shareholder servicing fees, are charged directly to that class.

(k) Organization and offering costs:

Organization costs of the Equity Core Fund, which commenced operations on March 31, 2004, have been expensed as incurred. Offering costs, including costs of printing initial prospectuses and registration fees, were amortized to expense over twelve months.

2.    Investment Advisory Fee, Administration Fee, Shareholder Servicing Fees and Related Party Transactions:

United States Trust Company of New York (“U.S. Trust NY”) and U.S. Trust Company, N.A. (together the “Adviser”), acting through their respective registered investment advisory divisions, U.S. Trust New York Asset Management Division and U.S. Trust Company, N.A. Asset Management Division, serve as the investment adviser to each Fund. For the services provided pursuant to the Investment Advisory Agreements, the Adviser receives a fee, computed daily and paid monthly, at the following annual contractual percentages of each Fund’s average daily net assets:

Money Fund	0.25%
Value and Restructuring Fund	0.60%
Mid Cap Value Fund	0.65%
International Equity Fund	1.00%
Total Return Bond Fund	0.65%
Income Fund	0.65%
High Yield Fund	0.80%
Equity Core Fund	0.75%

U.S. Trust NY is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company, N.A. is a national bank organized under the laws of the United States. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company. U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation (“Schwab”).

U.S. Trust Company, N.A., and BISYS Fund Services Ohio, Inc. (collectively, the “Administrators”) provide administrative services to the Funds. For the services provided to the Funds, the Administrators

54

are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Fund, Excelsior Tax-Exempt Funds, Inc. (“Excelsior Tax-Exempt Fund”) and the Trust (excluding the international equity portfolios of Excelsior Fund and the Trust), all of which are affiliated investment companies, as follows: 0.200% of the first $200 million, 0.175% of the next $200 million and 0.150% over $400 million. The Administrators are entitled jointly to annual fees, computed daily and paid monthly, at the annual rate of 0.20% of the average daily net assets of the International Equity Fund, International Fund, Pacific/Asia Fund and Emerging Markets Fund. Administration fees payable by each Fund of the three investment companies are determined in proportion to the relative average daily net assets of the respective Fund for the period paid. For the five month period ended August 31, 2004, U.S. Trust Company, N.A. voluntarily agreed to waive a portion of its administration fee in an amount equal to an annual rate of 0.04% of the average daily net assets of each Fund. For the year ended March 31, 2005, administration fees charged by U.S. Trust Company, N.A. were as follows:

	Administration Fees	Waiver Administration Fees	Net Administration Fees
Money Fund	$2,424,662	$(273,411)	$2,151,251
Value and Restructuring Fund	5,757,405	(557,110)	5,200,295
Mid Cap Value Fund	462,079	(47,237)	414,842
International Equity Fund	72,715	(5,562)	67,153
Total Return Bond Fund	230,895	(25,533)	205,362
Income Fund	169,124	(19,160)	149,964
High Yield Fund	280,116	(29,194)	250,922
Equity Core Fund	30,439	(1,008)	29,431

From time to time, in its sole discretion, U.S. Trust may undertake to waive a portion or all of the fees payable to it and may also reimburse the Funds for a portion of other expenses. For the year ended March 31, 2005, U.S. Trust has contractually agreed to waive investment advisory fees and to reimburse other ordinary operating expenses to the extent necessary to keep total operating expenses from exceeding the following annual percentages of each Fund’s average daily net assets:

Money Fund — Institutional Shares	0.25%
Value and Restructuring Fund — Institutional Shares	0.89%
Mid Cap Value Fund — Institutional Shares	0.89%
International Equity Fund — Institutional Shares	0.90%
Total Return Bond Fund — Institutional Shares	0.50%
Income Fund — Institutional Shares	0.50%
High Yield Fund — Institutional Shares	0.80%
Equity Core Fund — Institutional Shares	0.80%
Money Fund — Shares	0.50%
Value and Restructuring Fund — Shares	1.14%
Mid Cap Value Fund — Shares	1.14%
High Yield Fund — Shares	1.05%
Equity Core Fund — Shares	1.05%
Value and Restructuring Fund — Retirement Shares	1.64%
Mid Cap Value Fund — Retirement Shares	1.64%

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For the year ended March 31, 2005, pursuant to the above, investment advisory fees waived by U.S. Trust were as follows:

Money Fund — Institutional Shares	$(1,012,791)
Value and Restructuring Fund — Institutional Shares	—
Mid Cap Value Fund — Institutional Shares	(75,630)
International Equity Fund — Institutional Shares	(199,076)
Total Return Bond Fund — Institutional Shares	(580,845)
Income Fund — Institutional Shares	(439,551)
High Yield Fund — Institutional Shares	(52,357)
Equity Core Fund — Institutional Shares	(12,398)
Money Fund — Shares	(2,542,298)
Value and Restructuring Fund — Shares	—
Mid Cap Value Fund — Shares	(146,825)
High Yield Fund — Shares	(399,223)
Equity Core Fund — Shares	(87,789)
Value and Restructuring Fund — Retirement Shares	—
Mid Cap Value Fund — Retirement Shares	—

The Funds have entered into shareholder servicing agreements with various service organizations, which include Charles Schwab & Co. Inc. (“CS & Co.”) and U.S. Trust. Services included in the servicing agreements are assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements. Shareholder servicing fees are incurred on a Fund or class level (where applicable). In consideration for these services, each service organization receives a fee, computed daily and paid monthly, at an annual rate up to 0.25% of the average daily net assets of the Funds’ shares held by each service organizations’ customers (excluding the Institutional Shares of the Money Fund which pays a fee of up to 0.15% of the average daily net assets of it shares). The adviser, out of its own resources, may additionally compensate certain organizations for providing these services.

For the year ended March 31, 2005, shareholder servicing fees paid to CS & Co. and U.S. Trust were as follows:

Money Fund	$2,833,215
Value and Restructuring Fund	4,751,166
Mid Cap Value Fund	520,007
International Equity Fund	40
Total Return Bond Fund	11,397
Income Fund	82
High Yield Fund	361,159
Equity Core Fund	45

Effective January 1, 2005 BISYS Fund Services Limited Partnership became the Distributor for the Funds. Prior to January 1, 2005, Edgewood Services, Inc. (a wholly-owned subsidiary of Federated Investors, Inc.) served as the Distributor of the Funds. Shares of each Portfolio are sold without a sales charge on a continuous basis by the Distributor.

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Certain Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, under which they may compensate the Distributor monthly for its services that are intended to result in the sale of Fund Shares (in the case of Mid Cap Value Fund and High Yield Fund) or Retirement Shares (in the case of Value and Restructuring Fund and Mid Cap Value Fund), in an amount not to exceed the annual rate of 0.25% or 0.50%, respectively, of the average daily net asset value of such Fund’s Shares or Retirement Shares. There were no fees charged for the year ended March 31, 2005.

Effective July 31, 2004, each Independent Director/Trustee of the Funds receives a total annual fee of $100,000 paid by the Funds and other affiliated investment companies managed by the Adviser. The Chairman of the Board receives an additional $30,000, the Chairman of the Audit Committee receives an additional $15,000, and the Chairman of the Nominating Committee receives an additional $5,000 for serving in those capacities. Prior to July 31, 2004, each Independent Director of Excelsior Fund received an annual fee of $15,000, plus a meeting fee of $2,500 for each meeting attended. The Chairman received an additional annual fee of $7,500. Independent Trustees of the Trust received an annual fee of $6,000, plus a meeting fee of $1,000 for each meeting attended. The Chairman of the Board received an additional annual fee of $5,000. Each member of the Nominating Committee received a meeting fee of $3,000 for each meeting attended. In addition, Directors and Trustees are reimbursed by Excelsior Fund and the Trust, respectively, for reasonable expenses incurred when acting in their capacity as Directors and Trustees.

The Funds’ Board of Directors/Trustees selected Deloitte & Touche LLP in November of 2004 to be their registered public accounting firm and to re-audit the Funds’ March 31, 2004 financial statements. All expenses in connection with the re-audit, including costs of audit, legal services, and printing and mailing of the financial statements, were paid by the Adviser. Such expenses are reflected in the Statements of Operations as “re-audit expenses” and the corresponding expense waiver “re-audit expenses paid by Investment Adviser.”

3.    Purchases, Sales and Maturities of Securities:

For the year ended March 31, 2005, purchases, sales and maturities of securities, excluding short-term investments and U.S. Government Agency obligations, for the Funds aggregated:

	Purchases	Sales & Maturities
Value and Restructuring Fund	$1,249,651,610	$304,807,240
Mid Cap Value Fund	83,791,436	90,195,837
International Equity Fund	24,121,364	20,996,139
Total Return Bond Fund	30,038,254	34,877,807
Income Fund	16,273,893	31,618,669
High Yield Fund	118,879,720	119,981,184
Equity Core Fund	95,222,823	2,758,187

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For the year ended March 31, 2005, purchases, sales and maturities of U.S. Government Agency obligations for the Funds aggregated:

	Purchases	Sales & Maturities
Total Return Bond Fund	$34,554,434	$34,314,474
Income Fund	26,079,661	22,367,817

4.    Federal Taxes:

It is the policy of Excelsior Fund and the Trust that each Fund qualify or continue to qualify as a regulated investment company, by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders.

In order to avoid a federal excise tax, each Fund is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective twelve month periods ending October 31 and December 31 each year.

Net realized gains of the Funds derived in certain countries are subject to certain foreign taxation.

Dividends and distributions are determined in accordance with federal income tax regulations and may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for net operating losses, foreign currency transactions, passive foreign investment companies, deferral of losses on wash sales and net capital losses and net currency losses incurred after October 31 through the end of the fiscal year (“Post-October losses”). To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that these differences arise. Accordingly, the following reclassifications, as of March 31, 2005, were made to/from the following accounts:

	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In-Capital
Money Fund	—	$5,131	$(5,131)
Value and Restructuring Fund	$312,308	(312,308)	—
Mid Cap Value Fund	364,541	(9,893,533)	9,528,992
International Equity Fund	(8,898)	8,864	34
Total Return Bond Fund	16,506	(16,507)	1
Income Fund	427,369	(427,369)	—
High Yield Fund	(271,400)	271,398	2
Equity Core Fund	(2,454)	2,893	(439)

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The tax character of dividends and distributions declared during the years ended March 31, 2005 and March 31, 2004 were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Money Fund
2005	$19,959,001	—	—	$19,959,001
2004	14,865,550	—	—	14,865,550
Value and Restructuring Fund
2005	31,941,541	—	—	31,941,541
2004	16,245,250	—	—	16,245,250
Mid Cap Value Fund
2005	4,730,945	—	—	4,730,945
2004	533,846	—	—	533,846
International Equity Fund
2005	65,782	—	—	65,782
2004	478,646	—	—	478,646
Total Return Bond Fund
2005	7,193,606	$1,617,447	—	8,811,053
2004	10,812,380	—	—	10,812,380
Income Fund
2005	5,222,484	276,425	—	5,498,909
2004	6,871,085	—	—	6,871,085
High Yield Fund
2005	11,801,334	—	—	11,801,334
2004	10,866,812	—	$3,160,658	14,027,470
Equity Core Fund
2005	69,065	—	—	69,065
2004*	—	—	—	—

*	Equity Core Fund commenced operations on March 31, 2004.

As of March 31, 2005, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Distributions Payable	Accumulated Capital and Other Losses	Post- October Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings/ (Deficit)
Money Fund	$2,587,123	—	$(2,587,123)	$(35,637)	—	—	$(35,637)
Value and Restructuring Fund	10,697,424	—	—	(165,302,979)	—	$1,214,963,822	1,060,358,267
Mid Cap Value Fund	388,063	—	—	(121,536)	—	73,626,164	73,892,691
International Equity Fund	425,780	—	—	(19,500,663)	$(3,977)	8,163,803	(10,915,057)
Total Return Bond Fund	521,590	$589,233	(518,292)	—	—	3,283,626	3,876,157
Income Fund	284,794	—	(280,686)	—	—	127,482	131,590
High Yield Fund	281,497	—	(753,861)	(61,203,778)	—	(1,204,936)	(62,881,078)
Equity Core Fund	167,351	—	—	(59,322)	(2,893)	495,790	600,926

Post-October losses are deemed to arise on the first business day of a Fund’s next taxable year.

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For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. To the extent that such carryforwards are utilized, capital gains distributions will be reduced. At March 31, 2005, the following Funds had capital loss carryforwards available to offset future net capital gains through the indicated expiration dates:

	Expires
	2010	2011	2012	2013	Total
Money Fund	—	$11,662	$23,975	—	$35,637
Value and Restructuring Fund	$7,063,026	130,876,419	27,363,534	—	165,302,979
Mid Cap Value Fund	—	121,536	—	—	121,536
International Equity Fund	1,684,979	16,143,552	1,672,132	—	19,500,663
High Yield Fund	2,181,571	17,456,849	40,103,941	$1,461,417	61,203,778

At March 31, 2005, aggregate gross unrealized appreciation for all securities and call options written for which there was an excess of value over estimated tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of estimated tax cost over value is as follows:

	Federal Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Money Fund	$1,596,594,914	—	—	—
Value and Restructuring Fund	3,413,155,075	$1,398,133,172	$(183,169,350)	$1,214,963,822
Mid Cap Value Fund	222,398,527	82,723,849	(9,097,685)	73,626,164
International Equity Fund	34,796,933	8,928,984	(765,181)	8,163,803
Total Return Bond Fund	145,887,075	4,042,518	(758,892)	3,283,626
Income Fund	104,167,265	1,340,530	(1,213,048)	127,482
High Yield Fund	167,190,147	4,286,188	(5,491,124)	(1,204,936)
Equity Core Fund	97,336,211	3,409,171	(2,913,381)	495,790

5.    Capital Transactions:

Excelsior Fund has authorized capital of 35 billion shares of Common Stock, 29.3756 billion of which is currently classified to represent interests in certain classes of shares. Authorized capital currently offered for each Fund is as follows: 4 billion shares of the Money Fund; and 1.5 billion shares of the Value and Restructuring Fund. Each share has a par value of $0.001 and represents an equal proportionate interest in the particular Fund with other shares of the same Fund, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Fund as are declared at the discretion of Excelsior Fund’s Board of Directors.

The Trust has authorized an unlimited number of shares of beneficial interest of each class of each Fund. Each share has a par value of $0.00001 and represents an equal proportionate interest in the particular Fund with other shares of the same Fund, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Fund as are declared at the discretion of the Trust’s Board of Trustees.

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A redemption fee of 2% of the value of the shares redeemed or exchanged is imposed on shares of the International Equity Fund redeemed or exchanged 30 days or less after their date of purchase. The redemption fee is intended to limit short-term trading in the Fund.

Capital Share Transactions

	Money Fund
	Year Ended 03/31/05		Year Ended 03/31/04
	Shares	Amounts	Shares	Amounts
Sold
Institutional Shares	4,191,107,467	$4,191,107,467	2,751,605,010	$2,751,605,010
Shares	3,782,584,603	3,782,584,603	4,664,084,234	4,664,084,234
Issued as reinvestment of dividends
Institutional Shares	2,099,572	2,099,573	2,186,353	2,186,353
Shares	1,188,525	1,188,499	784,932	784,932
Redeemed
Institutional Shares	(4,038,109,800)	(4,038,109,805)	(2,831,721,381)	(2,831,721,381)
Shares	(3,820,288,035)	(3,820,288,036)	(5,311,141,614)	(5,311,141,614)

Net Increase (Decrease)	118,582,332	$118,582,301	(724,202,466)	$(724,202,466)

	Value and Restructuring Fund
	Year Ended 03/31/05		Year Ended 03/31/04
	Shares	Amounts	Shares	Amounts
Sold
Institutional Shares	3,740,751	$154,963,204	1,036,754	$27,794,739
Shares	39,449,835	1,550,480,361	38,649,596	1,265,514,960
Retirement Shares	103	4,238	—	—
Issued as reinvestment of dividends
Institutional Shares	3,356	131,791	1,230	36,028
Shares	647,698	24,887,348	408,200	11,870,494
Redeemed
Institutional Shares	(873,380)	(36,474,886)	(19,867)	(715,478)
Shares	(18,527,714)	(724,974,993)	(18,583,380)	(585,647,998)
Retirement Shares	(75)	(3,149)	—	—

Net Increase (Decrease)	24,440,574	$969,013,914	21,492,533	$718,852,745

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	Mid Cap Value Fund
	Year Ended 03/31/05		Year Ended 03/31/04
	Shares	Amounts	Shares	Amounts
Sold
Institutional Shares	1,440,444	$23,328,088	3,131,670	$45,488,248
Shares	4,506,275	71,247,527	9,417,352	127,160,451
Retirement Shares	68	1,150	—	—
Issued as reinvestment of dividends:
Institutional Shares	40,959	681,342	179	2,276
Shares	65,005	1,086,350	7,386	94,100
Redeemed:
Institutional Shares	(1,119,376)	(18,369,260)	(1,138,246)	(13,632,176)
Shares	(3,620,972)	(58,289,434)	(5,489,526)	(75,728,071)
Redemption in-kind	(1,892,982)	(33,430,054)	—	—

Net Increase (Decrease)	(580,579)	$(13,744,291)	5,928,815	$83,384,828

	International Equity Fund
	Year Ended 03/31/05		Year Ended 03/31/04
	Shares	Amounts	Shares	Amounts
Sold
Institutional Shares	1,059,280	$7,974,143	418,845	$2,379,118
Issued as reinvestment of dividends
Institutional Shares	40	259	1,107	6,566
Redeemed
Institutional Shares	(815,524)	(5,749,854)	(2,195,599)	(13,441,737)
Redemption fee	—	—	—	176

Net Increase (Decrease)	243,796	$2,224,548	(1,775,647)	$(11,055,877)

	Total Return Bond Fund
	Year Ended 03/31/05		Year Ended 03/31/04
	Shares	Amounts	Shares	Amounts
Sold
Institutional Shares	2,849,885	$21,160,938	4,137,791	$31,647,140
Issued as reinvestment of dividends
Institutional Shares	40,672	301,257	88,484	673,212
Redeemed:
Institutional Shares	(3,400,416)	(25,161,221)	(13,364,713)	(102,819,304)
Redemption in-kind	—	—	(4,810,960)	(37,573,596)

Net Increase (Decrease)	(509,859)	$(3,699,026)	(13,949,398)	$(108,072,548)

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	Income Fund
	Year Ended 03/31/05		Year Ended 03/31/04
	Shares	Amounts	Shares	Amounts
Sold
Institutional Shares	2,254,174	$15,861,795	1,664,784	$12,013,218
Contribution in-kind	—	—	5,189,723	37,573,596
Issued as reinvestment of dividends
Institutional Shares	182,097	1,278,324	257,966	1,846,929
Redeemed
Institutional Shares	(3,555,711)	(25,043,037)	(5,614,327)	(40,358,874)

Net Increase (Decrease)	(1,119,440)	$(7,902,918)	1,498,146	$11,074,869

	High Yield Fund
	Year Ended 03/31/05		Year Ended 03/31/04
	Shares	Amounts	Shares	Amounts
Sold
Institutional Shares	1,316,771	$6,247,385	1,199,226	$5,249,685
Shares	21,515,855	101,230,357	32,989,833	146,064,602
Issued as reinvestment of dividends
Institutional Shares	8,493	40,222	6,757	29,643
Shares	414,836	1,961,707	367,138	1,637,682
Redeemed
Institutional Shares	(3,282,976)	(15,687,133)	(5,737,764)	(25,636,287)
Shares	(20,658,816)	(97,478,269)	(34,133,033)	(152,384,928)

Net Increase (Decrease)	(685,837)	$(3,685,731)	(5,307,843)	$(25,039,603)

	Equity Core Fund*
	Year Ended 03/31/05		Period Ended 03/31/04
	Shares	Amounts	Shares	Amounts
Sold
Institutional Shares	4,994,257	$56,502,175	—	$—
Shares	4,146,420	43,209,200	10	100
Issued as reinvestment of dividends
Shares	2,246	23,331	—	—
Redeemed
Institutional Shares	(93,928)	(1,044,842)	—	—
Shares	(179,102)	(1,884,818)	—	—

Net Increase (Decrease)	8,869,893	$96,805,046	10	$100

*	Equity Core Fund commenced operations on March 31, 2004.

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6.    Line of Credit:

During the year ended March 31, 2005, the Funds and other affiliated funds participated in a $50 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. A commitment fee, equal to an annual rate of 0.15% of the average daily unused portion of the line of credit, is allocated among the participating Funds at the end of each quarter, and is included in miscellaneous expenses on the statements of operations. For the year ended March 31, 2005, the Funds had no borrowings under the agreement. Effective March 9, 2005, the unsecured line of credit was terminated.

7.    Guarantees:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

8.    Legal Proceedings:

The Adviser and Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (the “Companies”) were contacted in September, 2003 by the Office of the New York State Attorney General (the “NYAG”), and the Adviser was contacted by the Securities and Exchange Commission (the “SEC”) in connection with their investigations of practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares (the “Investigations”). The Adviser and the Companies have cooperated with respect to these Investigations. As disclosed previously by the Adviser and its affiliates, with respect to the Adviser, these investigations have focused on circumstances in which a small number of parties were permitted to engage in short-term trading of certain Excelsior Funds. The short-term trading activities permitted under these arrangements have been terminated and the Adviser has strengthened its policies and procedures to deter frequent trading in the Companies.

Five class actions filed against the Companies and two derivative actions purportedly brought on behalf of each of the Companies and each of the funds have been transferred to the United District Court for the District of Maryland for coordinated or consolidated pre-trial proceedings in a matter styled In Re Mutual Funds Investment Litigation, MDL Docket No. 1586. Lead plaintiffs were appointed and additional defendants were added (generally consisting of current and former directors and officers of the Companies). The five class actions were then consolidated and a single amended complaint was filed on or about September 29, 2004. Plaintiffs in the consolidated class action are seeking unspecified monetary damages from claimed injuries arising from allegedly illegal and improper mutual fund trading practices, as well as disgorgement of investment advisory fees, rescission and restitution of unspecified funds. The two derivative actions were also consolidated into a new amended complaint, also filed on or about September 29, 2004. Plaintiffs in the consolidated derivative action are seeking, on behalf of the Companies, unspecified monetary damages for similar claimed injuries, as well as removal of Excelsior Fund directors, removal of U.S. Trust as advisor to the Excelsior Funds, rescission of its investment advisory contracts and disgorgement of management fees and compensation relating to the Excelsior Funds.

The defendants in the consolidated actions have moved to dismiss such actions, and the Maryland court is scheduled to hear oral argument on the motions to dismiss on June 16-17, 2005. The defendants

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will not be required to answer the complaints until such motions have been decided, and discovery in the actions is currently stayed.

While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information, the Adviser believes that the likelihood is remote that the pending private lawsuits and Investigations will have a material adverse financial impact on the Companies, and further believes that the pending Investigations and private lawsuits are not likely to materially affect the Adviser’s ability to provide investment management services to the Companies.

9.    Other Federal Tax Information (Unaudited):

For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended March 31, 2005, qualify for the corporate dividends received deduction for the following Funds:

Fund	Percentage
Value and Restructuring Fund	99.85%
Mid Cap Value Fund	93.48%

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors/Trustees and Shareholders of

Excelsior Funds Trust and Excelsior Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Money Fund, Value and Restructuring Fund, Mid Cap Value Fund, International Equity Fund, Total Return Bond Fund, Income Fund, High Yield Fund, and Equity Core Fund (six of the portfolios constituting the Excelsior Funds Trust and two of the portfolios constituting the Excelsior Funds, Inc.) (collectively, the “Funds”) as of March 31, 2005, and the related statements of operations for the year then ended, the statement of changes in net assets and the financial highlights (Institutional Shares) for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three year period ended March 31, 2003 were audited by other auditors whose reports dated May 16, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Money Fund, Value and Restructuring Fund, Mid Cap Value Fund, International Equity Fund, Total Return Bond Fund, Income Fund, High Yield Fund, and Equity Core Fund as of March 31, 2005, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

May 27, 2005

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Directors/Trustees and Officers of the Excelsior Funds Complex (Unaudited)

Information pertaining to the Directors/Trustees and Officers of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust (each a “Company” and collectively, the “Excelsior Funds Complex”) is set forth below. Directors/Trustees who are not deemed to be “interested persons” of the Excelsior Funds Complex as defined in the 1940 Act are referred to as “Independent Board Members.” Directors/Trustees who are deemed to be “interested persons” of the Excelsior Funds Complex are referred to as “Interested Board Members”. The following information is as of May 20, 2005.

Name and Address(1) Age Time Served with the Excelsior Funds Complex	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director/ Trustee(3)	Other Directorships Held by Director/ Trustee(4)
DIRECTORS/TRUSTEES(2) INDEPENDENT BOARD MEMBERS
Frederick S. Wonham Age: 74 Since 1997	Retired. Chairman of the Boards and Director (since 1997) and President and Treasurer (from 1995 to February 2002) of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc.; Chairman of the Board and Trustee (since 1997) and President and Treasurer (from 1995 to February 2002) of Excelsior Funds Trust.	29	None.

Rodman L. Drake Age: 62 Since 1994	Director of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 1996); Trustee of Excelsior Funds Trust (since 1994); Director, Crystal River Capital Inc. (a private REIT) (since March 2005); Director, Parson Brinkerhoff, Inc. (engineering firm) (since 1995); Co-Founder of Baringo Capital LLC (since 2002); President, Continuation Investments Group, Inc. (from 1997 to 2001).	29	Director and Chairman, Hyperion Total Return Fund, Inc., Hyperion Strategic Mortgage Fund Inc., and Hyperion 2005 Term Trust Inc. (since 1991); Director, Jackson Hewitt Inc. (since June 2004).

Morrill Melton ("Mel") Hall, Jr. Age: 60 Since 2000	Director of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 2000); Trustee of Excelsior Funds Trust (since 2000); Chairman and Chief Executive Officer, Comprehensive Health Services, Inc. (health care management and administration) (since 1991).	29	None.

Roger M. Lynch Age: 64 Since 2001	Retired. Director of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. and Trustee of Excelsior Funds Trust (since 2001); Director, SLD Commodities, Inc. (importer of nuts) (since 1991); President, Corporate Asset Funding Co., Inc. (asset securitization) (from 1987 to 1999); Limited Partner (from 1986 to 1999), Goldman Sachs & Co.	29	None.

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Name and Address(1) Age Time Served with the Excelsior Funds Complex	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director/ Trustee(3)	Other Directorships Held by Director/ Trustee(4)
Jonathan Piel Age: 66 Since 1994	Retired. Director, Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 1996); Trustee, Excelsior Funds Trust (since 1994).	29	None.

John. D. Collins Age: 66 Since 2005	Retired. Director, Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 2005); Trustee, Excelsior Funds Trust (since 2005). Consultant, KPMG, LLP (from July 1999 to June 2000); Partner, KPMG, LLP (from March 1962 to June 1999).	29	Director, CCC Information Services Inc. (software to automate process of settling automobile claims) (since September 2004); Director, Mrs. Fields’ Companies, Inc. (consumer products) (since December 2004).
INTERESTED BOARD MEMBER(5)
James L. Bailey 114 West 47th Street New York, NY 10036 Age: 59 Since 2004	Chief Operating Officer of U.S. Trust Corporation (since December 2004) and Executive Vice President of U.S. Trust Corporation and United States Trust Company of New York (since 2003); President, Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (from 2003 to July 2004); Consultant in the financial services industry (from August 2000 to January 2003); Executive Vice President of Citicorp (from 1992 to August 2000).	29	None.
OFFICERS
Mary Martinez 114 West 47th Street New York, NY 10036 Age: 45 President Since July 2004	Managing Director of United States Trust Company of New York (since 2003) and Chief Executive Officer of National Private Banking (sine October 2004); Managing Director and Director of Relationship Management Service, Marketing, Information and Technology at Bessemer Trust (from 1998 to 2003).	N/A	N/A

Joseph Trainor, CFA 114 West 47th Street New York, NY 10036 Age: 44 Vice President Since February 2004	Managing Director of United States Trust Company of New York and President, U.S. Trust Institutional (since 2003); President of MFS Institutional Advisors (from 1998 to 2002).	N/A	N/A

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Name and Address(1) Age Time Served with the Excelsior Funds Complex	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director/ Trustee(3)	Other Directorships Held by Director/ Trustee(4)
Agnes Mullady 225 High Ridge Road Stamford, CT 06905 Age: 46 Treasurer/Chief Financial and Chief Accounting Officer Since February 2004	Senior Vice President, U.S. Trust Company, N.A. (since 2004); Chief Financial Officer, AMIC Distribution Partners (from 2002 to 2004); Controller Reserve Management Corporation, Reserve Management Company, Inc. and Reserve Partners, Inc. (from 2000 to 2002); Vice President and Treasurer, Northstar Funds; Senior Vice President and Chief Financial Officer, Northstar Investment Management Corp.; President and Treasurer, Northstar Administrators Corp.; and Vice President and Treasurer, Northstar Distributors, Inc. (from 1993 to 2000).	N/A	N/A

Scott Rhodes 225 High Ridge Road Stamford, CT 06905 Age: 46 Vice President and Assistant Treasurer Since November 2004	Vice President, U.S. Trust Company, N.A. (since August 2004); Vice President, BlackRock Financial Management, Inc. (2004); Controller, Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer, American Skandia Trust and American Skandia Advisor Funds, Inc. (from 1996 to 2003).	N/A	N/A

Alexandra Poe 114 West 47th Street New York, NY 10036 Age: 44 Secretary and Chief Legal Officer Since May 2004	Senior Vice President and Assistant General Counsel, United States Trust Company of New York (since May 2004); Chief Legal Officer for Managed Accounts and Alternative Investment Strategies, Prudential Investments (from 2001 to 2004); Senior Vice President and General Counsel, US Investment Management and Global Hedge Funds and President of the Schroder Mutual Funds, Schroders (from 1996 to 2001).	N/A	N/A

Sharon M. Davison 114 West 47th Street New York, NY 10036 Age: 50 Chief Compliance Officer Since September 2004	Senior Vice President of U.S. Trust Company of New York (since 2001); Director of Securities and Corporate Compliance (since 2001); Director of Special Investigations-New York Stock Exchange Division of Market Surveillance (from 2000 to 2001); Senior Counsel-New York Stock Exchange Division of Market Surveillance (from 1997 to 2000).	N/A	N/A

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Name and Address(1) Age Time Served with the Excelsior Funds Complex	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director/ Trustee(3)	Other Directorships Held by Director/ Trustee(4)
Wyndham Clark 225 High Ridge Road Stamford, CT 06905 Age: 47 Anti-Money Laundering Officer Since May 2004	Vice President and AML Officer, U.S. Trust Company, N.A. (since 2003); Vice President and Deputy Director Risk Management, IBJ Whitehall (banking) (from 2001 to 2002); and Vice President and Chief Risk Officer, EMAC, LLC (commercial lender, asset backed security issuer) (from 1999 to 2001).	N/A	N/A

Ralph Pastore 225 High Ridge Road Stamford, CT 06905 Age: 35 Vice President Since May 2005	Vice President, U.S. Trust Company, N.A. (since 2001); Director, Mutual Fund Operations, American Skandia Investment Services, Inc. (from 1998 to 2001)	N/A	N/A

(1)	Each independent director/trustee may be contacted by writing to Excelsior Funds, 225 High Ridge Road, Stamford, CT 06905.
(2)	Each director/trustee shall hold office until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. The officers of each Company shall hold office for a one year term and until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed, or becomes disqualified in accordance with each Company’s by-laws.
(3)	The Excelsior Funds Complex consists of all registered investment companies (Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust) for which U.S. Trust serves as investment adviser. As of May 20, 2005, the Excelsior Funds Complex consisted of 29 Funds.
(4)	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.
(5)	“Interested person” of the Company is defined in the 1940 Act. Mr. Bailey is considered an “interested person” because of his affiliation with the Adviser.

For more information regarding the Directors/Trustees and Officers, please refer to the Statement of Additional Information, which is available upon request by calling 1-800-446-1012.

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DISCLOSURE OF FUND EXPENSES (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. As a shareholder of the fund, you incur ongoing, or operating costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your fund’s costs in two ways.

•	Actual expenses. This section provides information about actual account values and actual expenses based on the Funds’ actual return for the period. This section is designed to help you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=$8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period”.

•	Hypothetical expenses. This section provides information about hypothetical account values and hypothetical expenses that would have been incurred by an investor in the Fund based on an assumed rate of return of 5% per year before expenses. This section is designed to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the year, but that the expense ratio is unchanged. In this case, because the return used is not the fund’s actual return, the results cannot be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

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DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only, which are described in the Prospectus. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 9/30/2004	Ending Account Value 3/31/2005	Annualized Expense Ratios**	Expenses Paid During Period*
Actual Fund Return
Money Fund — Institutional Shares	$1,000.00	$1,010.10	0.21%	$1.05
Value and Restructuring Fund — Institutional Shares	1,000.00	1,094.90	0.83	4.34
Mid Cap Value Fund — Institutional Shares	1,000.00	1,108.90	0.89	4.68
International Equity Fund — Institutional Shares	1,000.00	1,172.70	0.90	4.88
Total Return Bond Fund — Institutional Shares	1,000.00	1,004.60	0.50	2.50
Income Fund — Institutional Shares	1,000.00	1,007.50	0.50	2.50
High Yield Fund — Institutional Shares	1,000.00	1,022.00	0.80	4.03
Equity Core Fund — Institutional Shares***	1,000.00	1,021.40	0.80	1.31

Hypothetical 5% Return
Money Fund — Institutional Shares	1,000.00	1,023.88	0.21	1.06
Value and Restructuring Fund — Institutional Shares	1,000.00	1,020.79	0.83	4.18
Mid Cap Value Fund — Institutional Shares	1,000.00	1,020.49	0.89	4.48
International Equity Fund — Institutional Shares	1,000.00	1,020.44	0.90	4.53
Total Return Bond Fund — Institutional Shares	1,000.00	1,022.44	0.50	2.52
Income Fund — Institutional Shares	1,000.00	1,022.44	0.50	2.52
High Yield Fund — Institutional Shares	1,000.00	1,020.94	0.80	4.03
Equity Core Fund — Institutional Shares****	1,000.00	1,020.94	0.80	4.03

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182) then divided by 365.
**	Annualized expense ratios of certain Funds are after fee waivers and expense reimbursements by the investment adviser. Absent such waivers and reimbursements, expenses paid during the period would have been greater.
***	Information shown reflects values for the period from January 31, 2005 (date of commencement of operations) to March 31, 2005 and has been calculated using expense ratios and rates of return for the same time period.
****	Information shown reflects values using the expense ratios for the period from January 31, 2005 (date of commencement of operations) to March 31, 2005 and has been annualized to reflect values for the period from September 30, 2004 to March 31, 2005.

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AR-INST-0305/43799

FIXED INCOME FUNDS

ANNUAL REPORT

March 31, 2005

For shareholder account information, current price and yield quotations, or to make an initial purchase or obtain a prospectus, call 1-800-446-1012, from overseas, call 617-483-7297.

•	Internet Address: http://www.excelsiorfunds.com

This report must be preceded or accompanied by a current prospectus.

A description of the policies and procedures that Excelsior Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-446-1012, or (ii) by accessing the Excelsior Funds’ internet address and (iii) on the Commission’s website at http://www.sec.gov.

Excelsior Funds file their June 30 and December 31 schedule of portfolio holdings with the Securities and Exchange Commission, on Form N-Q, within sixty days after the applicable reporting period. Excelsior Funds Form N-Q is available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You should consider the Fund’s investment objectives, risks and expenses carefully before you invest. Information about these and other important subjects is in the Fund’s prospectus, which you should read carefully before investing.

Excelsior Funds, Inc., Excelsior Funds Trust and Excelsior Tax-Exempt Funds, Inc. are distributed by BISYS Fund Services Limited Partnership.

You may write to Excelsior Funds, Inc., Excelsior Funds Trust and Excelsior Tax-Exempt Funds, Inc. at the following address:

Excelsior Funds

P.O. Box 8529

Boston, MA 02266-8529

SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, UNITED STATES TRUST COMPANY OF NEW YORK, U.S. TRUST COMPANY, N.A., THEIR PARENT AND AFFILIATES AND SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.

LETTER TO SHAREHOLDERS

March 31, 2005

Dear Fellow Shareholder:

The fiscal year ended March 31, 2005 was marked by a continuing uptrend in broad based market indices. Financial markets spent much of 2004 waiting to see who would win the U.S. Presidential election. Stocks rose in the post-election period, posting gains from the first week of November to year end. The markets held their ground despite higher than anticipated energy prices. On December 14th, the Standard & Poor’s 500 Index closed above 1200 for the first time since August of 2001, and stocks retained most of their year-end 2004 gains during the first quarter of 2005. Also, the Federal Reserve monetary policy took hold, with its seventh increase in the Federal Funds rate to 2.75% as of the end of the first quarter of 2005.

Going forward, our overall investment theme reflects a preference for goods versus services, real versus financial assets, and “old economy” sectors and industries stocks versus the so-called “new economy”. Creating the cities and the infrastructure that are springing up in giant global emerging economies has raised overall levels of demand for commodities that are in relatively short supply, particularly after a decade or more of capital under investment in tangible producing sectors. We expect to focus on opportunities for above-market returns, and our portfolio managers will aim to capitalize on these prospects as they take shape.

As always, we value your confidence in selecting Excelsior to fulfill your investment needs. We strongly believe that Excelsior’s array of funds will help meet the full range of your financial objectives.

Sincerely,

Mary Martinez

President

1

FIXED INCOME MARKET REVIEW

Despite the strong crosscurrents of rising market interest rates and growing inflationary pressures, the fixed-income marketplace held up relatively well for the twelve-month period ended March 31, 2005. Whether corporate or municipal, long or short-term, high quality or high yield, the fixed-income market indices generally trended upwards during the reporting period.

During the first fiscal quarter, U.S. Treasuries declined in price, suffering one of the worst three-month periods in a decade as the economy and the jobs market heated up. The Federal Reserve raised its federal funds target by 25 basis points, or one-quarter of one percent, to 1.25%, the first increase since May 2000.

After performing strongly earlier in 2004, asset-backed and commercial-mortgage-backed securities (CMBS) posted weaker returns relative to Treasuries. The underperformance was primarily due to the rise in interest rate swap spreads since these sectors are tightly correlated to swap spread movements. In addition, a surge in CMBS issuance in June also negatively impacted spreads. Meanwhile, residential mortgage-backed securities posted stronger relative results.

Prices for U.S. Treasury securities rebounded in the second fiscal quarter, pushing bond yields lower. This decrease in yields occurred even as the Federal Reserve continued to raise its target short-term interest rate. The Fed’s rate-setting committee increased its target short-term federal funds rate twice during the quarter, to 1.75%. Although short Treasury rates moderately declined in the quarter, the intermediate to long end of the Treasury curve experienced a decline in yields and the yield curve continued to flatten.

The third fiscal quarter saw further interest rate hikes on the part of the Federal Reserve, with two additional increases of 25 basis points bringing the target federal funds rate to 2.25%. These moves brought short-term rates to their highest levels in more than three years, although the yield curve flattened even further as the intermediate and long end of the Treasury curve experienced a less dramatic rise in yields.

Meanwhile, the municipal market took the Federal Reserve’s actions in stride with surprisingly little movement in residential mortgage rates. After jumping last spring when the Fed signaled its intention to raise short-term interest rates, longer-term municipal yields actually came back down when the Fed’s tightening began in earnest in June.

The reporting period’s final quarter proved challenging for the fixed-income markets. The Fed raised rates twice more, bringing the federal funds rate to 2.75%. A market sell-off in bonds was precipitated by Federal Reserve Chairman Alan Greenspan’s pronouncement mid-way through the quarter that low long-term yields, combined with rising short-term yields, posed a “conundrum” in the market. Then in March, the Fed indicated for the first time in this tightening cycle that it is concerned about inflationary pressures. The fixed-income market’s sentiment worsened further after General Motors announced that its earnings and cash flow for 2005 would be much lower than anticipated. As a result, the majority of fixed-income indices came under pressure during the quarter.

2

EXCELSIOR FUNDS, INC.	MANAGED INCOME FUND

The Fund’s strong relative performance in the first fiscal quarter was largely the result of the portfolio’s barbell position and shorter duration, which benefited as yields rose and the Treasury yield curve flattened. In the second fiscal quarter, the portfolio’s barbell position continued to benefit from further flattening in the Treasury yield curve. Another positive contributor that benefited from declining interest rates was the portfolio’s higher weighted coupon in the mortgage sector. In the third fiscal quarter, the Fund maintained its defensive positioning to rising interest rates and the bias to a continued flattening of the yield curve. This strategy was a positive contributor to returns along with the portfolio’s allocation to residential mortgages and commercial mortgage backed securities. Our allocation to high yield securities again added value over the quarter and throughout the year as below investment grade corporate spreads continued to tighten throughout this period. In the final quarter of the reporting period, the Fund declined but held up better than its index. The Fund’s defensive posture to rising rates and positioning for a flattening yield curve were the largest contributors to its outperformance. A moderately underweight allocation in investment grade corporate bonds also aided returns this quarter as the investment grade corporate market lost ground over the period.

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Lehman Brothers—the Lehman Brothers Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

3

EXCELSIOR FUNDS, INC.	INTERMEDIATE-TERM MANAGED INCOME FUND

In the first fiscal quarter, the Fund maintained a defensive posture to interest rate increases. Sector exposure favored non-Treasury issues for their added yield and positive relative performance versus Treasury securities in a strengthening economy. Securities with call features, such as, mortgages and callable agencies, were overweighted based on valuation levels, and the shorter duration of the overall portfolio aided relative returns. In the second fiscal quarter, the Fund reestablished a more defensive posture due to rising interest rates by shortening duration and improving quality. The Fund maintained its shorter-than-benchmark duration in the third fiscal quarter and was underweighted to corporates as the sector appeared fully valued. However, underweight exposure to corporate bonds proved to be a drag on performance. In the reporting period’s final quarter, the Fund remained defensively positioned with a duration below its benchmark with an underweight concentrated in 2-year to 5-year maturities, which generally perform poorly when the Fed is raising rates. The “barbell” structure continued to be employed with an overweight in 10-year and longer maturity securities and cash equivalents.

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Lehman Brothers—The Lehman Brothers Intermediate Govt/Credit Index is an unmanaged total return performance benchmark composed of U.S. Government agencies and U.S. Treasury securities and investment grade corporate debt, selected as representative of the market with maturities of one to ten years.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

4

EXCELSIOR FUNDS, INC.	SHORT-TERM GOVERNMENT SECURITIES FUND

The Fund moderately outperformed its benchmark in the first fiscal quarter as we increased the allocation to agency mortgage-backed securities and slightly trimmed the portfolio’s weighting to Treasury securities. Meanwhile, duration began the reporting period relatively close to the benchmark’s. Durations were reduced to a very short average life in the second fiscal quarter. During the third fiscal quarter, the Fund maintained its exposure to higher-yielding mortgage and asset-backed sectors, while duration was shortened even further as the yield curve flattened further. Meanwhile, spread sectors delivered strong performance again and the Fund continued to hold these securities for their added income. In the reporting period’s final quarter, the Fund outperformed its index as holdings of higher-yielding mortgage and asset-backed securities benefited returns. U.S. Treasury rates increased during the first quarter as the economy exhibited signs of continued strength. But declining levels of implied volatility seem to suggest that rates would remain more subdued for the time being unless the inflation picture or the valuation of the U.S. dollar became more problematic. At period’s end, the Fund’s duration was 1.61 years with an average yield that exceeded the benchmark’s.

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Lehman Brothers—The Lehman Brothers 1-3 Year Government Bond Index is an unmanaged total return performance benchmark composed of U.S. Government agencies and U.S. Treasury securities with maturities of one to three years.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

5

EXCELSIOR FUNDS TRUST	HIGH YIELD FUND

The key drivers of high yield market performance in the first fiscal quarter were the ongoing improvement in default rates and the nearly 100-basis-point increase in U.S. interest rates. Relative to the Merrill High Yield Index, we had overweight positions in paper/packaging, chemicals, and metals/mining to benefit from strong economic growth and in gaming to reduce portfolio volatility. In the second fiscal quarter, we positioned the portfolio for moderate volatility in an environment of solid economic growth and stable or moderately rising interest rates, holding issues with high coupons trading near their call prices. As a result, the Fund did not fully participate in the strong performance of the high yield sector during the quarter as interest rates fell. The Fund’s relative underperformance in the third fiscal quarter was almost entirely due to underweight exposure to high-volatility, lower-tier securities. However, it is important to note that our underweighting of lower-tier credits reflected concerns surrounding possible principal risk from rising interest rates and uncertainty surrounding national and international political events. In the reporting period’s final quarter, the Fund’s performance was notably mixed with January and particularly March suffering negative returns. During the quarter, our positions in chemicals and metals, along with certain telecom holdings, helped the Fund outperform the Index. However, our underweight in energy as well as holdings in automotive suppliers modestly impaired performance. Finally, the Fund’s shorter duration relative to the Index was somewhat beneficial to performance, as Treasury yields continued to rise throughout the quarter.

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. Securities rated below investment grade generally entail greater market, credit, and liquidity risks than investment grade securities.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since October 31, 2000 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Merrill Lynch—The Merrill Lynch High Yield, Cash Pay Index is an unmanaged index comprised of publicly placed, non-convertible, coupon bearing domestic debt. Issues in the index are less than investment grade as rated by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc., and must not be in default. Issues have a term to maturity of at least one year.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

6

EXCELSIOR TAX-EXEMPT FUNDS, INC.	LONG-TERM TAX-EXEMPT FUND

The Excelsior Long-Term Tax-Exempt Fund began the second quarter of 2004 with roughly 42% cash; early in the period, as the market sold off, we began to put money back to work; at its lowest point, cash stood at 25%. As the market picked up, however, we sold into the recovery, bringing the cash level back up to 40%. Essentially, while we did engage in some opportunistic trading in the quarter—which benefited the Fund—we largely maintained a defensive structure to the portfolio. Additional portfolio activity in the period included selling of several higher-coupon (5.75%) bonds and the purchase of several 5% coupon bonds, structuring heavily in the 25- to 30-year range.

The Fund began the third quarter of 2004 with roughly 43% cash. We began to put the money back to work, bringing cash down to roughly 23% by quarter end. We focused on a combination of longer and intermediate issues, and higher coupons with longer calls. Discount bonds were virtually impossible to find in the period. Most of the money was put into the 12- to 13-year range; the average maturity of the portfolio increased by roughly a year to the 16-year area. This number is deceptive, however, as the bonds are trading to 8-, 9-, or 10-year calls. The Fund had a solid quarter overall, given some advance refundings.

Through the fourth quarter of 2004, the Fund maintained its largely defensive posture in continued expectation of rising interest rates. On December 31, the portfolio’s average maturity was about 15 years, with most bonds trading to 8- or 9-year call dates, and the cash equivalent position was 27%. Both numbers were virtually the same when the quarter began. With the exception of a few opportunistic December trades that contributed positively to the Fund’s performance, the portfolio was largely unchanged during the period. The impact of the year’s rate hikes was not felt at the long end of the yield curve, where rates closed the year not far from where they started despite some interim volatility. By keeping a significant percentage of fund assets in cash equivalents, the Fund benefited from rising rates at the short end, while maintaining the flexibility to invest further out should the yield curve steepen and reward investors for the added risk of longer maturities.

For the first quarter of 2005, the Excelsior Long-Term Tax-Exempt Fund maintained the defensive posture it has held for some time in anticipation of higher interest rates. The cash position increased from 26% on December 31, 2004 to 36% three months later. This rise resulted from a combination of result of new cash coming into the Fund as transactions intended to bring the Fund’s average maturity from down 15 years at the beginning of the quarter to 13 years at the end. Call dates on bonds in the portfolio were between seven and nine years.

7

EXCELSIOR TAX-EXEMPT FUNDS, INC.	LONG-TERM TAX-EXEMPT FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. A portion of the Fund’s income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further, information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Merrill Lynch—the Merrill Lynch 22+ Year Muni Index consists of bonds with an outstanding par which is greater than or equal to 25 million and a maturity range greater than or equal to 22 years.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

8

EXCELSIOR TAX-EXEMPT FUNDS, INC.	INTERMEDIATE-TERM TAX-EXEMPT FUND

During the second quarter of 2004, redemptions reduced the Excelsior Intermediate-Term Tax-Exempt Fund’s cash by about 3%. The Fund’s average life—at roughly six years—finished the quarter where it started. The Fund’s slight underperformance relative to peers can be attributed to its longer average maturity relative to the average of other Funds in the group.

Portfolio activity for the Excelsior Intermediate-Term Tax-Exempt Fund was minimal during the third quarter, as we were satisfied with the structure of the Fund. During the period, we lost about 4% cash to redemptions, which brought the number from 23.5% to 19.5%. The average maturity of the Fund has remained at roughly 6.2 years even with the passage of time because of refunding.

Managers of the Fund had no reason to change strategies during the 2004 fourth quarter, maintaining roughly 80% of fund assets in non-callable bonds with an average life of close to 6 years and a 20% cash position. Virtually no trades occurred in the portfolio during the quarter, other than one sale to cover redemptions without changing the cash position. Although the Federal Reserve increased the federal funds rate by a total of 50 basis points during the quarter—and 125 basis points during the year—the moves have yet to make any significant impact on intermediate- to long-term rates. As a result, the Fund remains positioned for a rising rate environment with a healthy portion of cash and an average life near the midpoint of the 3-10 year range defined by the Fund’s investment objective. With a curve where a 10-year muni yields only about 80 basis points more than one maturing in five years, the Fund favors shorter life and lower risk.

The first quarter of 2005 was exceptionally quiet for Excelsior Intermediate Tax-Exempt Fund. The portfolio remained in a holding pattern, with no purchases or sales in the period. With expectations for a continued rise in interest rates, and virtually no incentive to trade, we held our defensive posture. New money coming into the Fund increased the cash position from 21% to 23% and reduced the average maturity to 5.5 years. The reward of extending maturities any further at this point falls short of the risk that prices will fall as the market pushes longer-term rates up.

9

EXCELSIOR TAX-EXEMPT FUNDS, INC.	INTERMEDIATE-TERM TAX-EXEMPT FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. A portion of the Fund’s income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

The above illustration compares a $10,000 investment made in the Fund and broad-based indices over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The indices do not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Merrill Lynch—the Merrill Lynch 3-7 Year Muni Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of three to seven years.
***	Source: Merrill Lynch—the Merrill Lynch 7-12 Year Muni Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of seven to twelve years.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

10

EXCELSIOR TAX-EXEMPT FUNDS, INC.	SHORT-TERM TAX-EXEMPT SECURITIES FUND

After a first quarter marked by significant cash inflows for the Excelsior Short-Term Tax-Exempt Fund, the second quarter, on the other hand, saw redemptions mount, bringing cash levels down; we sold securities as a result in an effort to maintain cash at roughly 40%, with a 1.7-year average life, most due in the three-year area.

The third quarter saw minimal portfolio activity in the Fund. We maintained roughly 40% cash and equivalents in the period; the drag here was negligible as the yield (at about 1.4%-1.5%) was similar to yields obtainable out in the 1-year area and not much lower than what we could get out at two years. We maintained an average maturity of 1.5 years and remain cautious.

The Fund ended the year close to where it began in terms of portfolio structure. Although considerable cash came into the Fund during the first half of 2004 as market-shy investors sought liquidity and tax-exempt yield, redemptions became more the norm as the stock market gained momentum. The barbell strategy, deployed when inflows were strong, continues to serve the portfolio well, however. Approximately 45% of Fund assets were held in cash equivalents, reaping the benefit of short-term rate hikes while creating the flexibility to invest when the yield curve warrants an extension of maturities. Most of the remainder of the portfolio was invested primarily in triple-A-rated securities closer to the three-year maximum average maturity, resulting in a short average life of 19 months. The Fund astutely avoided investing too many assets in the two-four year maturity range, where returns did not compensate for risk.

The Fund finished the first quarter of 2005 in a barbell formation, with about 44% in cash and the remainder invested in the two-to-two-and-a-half- year maturity range where yields ended the quarter about 40 basis points higher than they began. With a short average maturity in the fund of about 15 months, the Fund has the flexibility to take advantage of the market’s anticipation of future rate hikes.

11

EXCELSIOR TAX-EXEMPT FUNDS, INC.	SHORT-TERM TAX-EXEMPT SECURITIES FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. A portion of the Fund’s income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Merrill Lynch—the Merrill Lynch 1-3 Year Municipal Bond Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of one to three years.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

12

EXCELSIOR TAX-EXEMPT FUNDS, INC.	NEW YORK INTERMEDIATE-TERM TAX-EXEMPT FUND

During the second quarter of 2004, redemptions reduced the Excelsior New York Intermediate-Term Tax-Exempt Fund’s cash from 26% to roughly 20%. The Fund’s average life—at roughly six years—finished the quarter where it started. The Fund’s slight underperformance relative to peers can be attributed to its longer average maturity relative to the average of other Funds in the group.

Portfolio activity for the Fund was minimal during the third quarter, as we were satisfied with the structure of the Fund. During the period, we lost about 4% cash to redemptions, bringing the number from 20% to 16%. The average maturity of the Fund has remained at roughly 6 years even with the passage of time because of refunding.

The Fund performed in line with its peer group during the fourth quarter of 2004, with a strategy that continued to anticipate a rising interest rate environment. Over 80% of the portfolio was invested in non-callable bonds from New York state and municipal issuers. A cash-equivalent position of close to 20% brings the fund’s average life to approximately six years, consistent with where it began the quarter. Minimal trading during the period achieved diversification objectives with a neutral impact on performance.

During the first quarter of 2005, the only transaction in the Excelsior New York Intermediate-Term Tax-Exempt Fund was one sale that realized a gain and brought the portfolio’s average maturity down to 5.5 years. In a market that had been waiting for longer-term rates to rise for some time, the Fund was best positioned at this point on the yield curve, given its investment objectives, maturity parameters and the risk-reward relationships in the bond market. The cash position grew from 22% to 26% of the portfolio as the result of this sale, positioning the Fund to act when conditions warrant. Except for this one transaction, the portfolio was in a holding pattern for the quarter.

13

EXCELSIOR TAX-EXEMPT FUNDS, INC.	NEW YORK INTERMEDIATE-TERM TAX-EXEMPT FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. A portion of the Fund’s income may be subject to the Alternative Minimum Tax.

The above illustration compares a $10,000 investment made in the Fund and broad-based indices over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The indices do not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Merrill Lynch—the Merrill Lynch 3-7 Year New York Muni Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds of New York Municipalities issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of three to seven years.
***	Source: Merrill Lynch—the Merrill Lynch 7-12 Year New York Muni Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds of New York Municipalities issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of seven to twelve years.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

14

EXCELSIOR TAX-EXEMPT FUNDS, INC.	CALIFORNIA TAX-EXEMPT INCOME FUND

During the first fiscal quarter, the successful new issuance of $7.9 billion California Economic Recovery bonds was instrumental in changing the tone of the California market. The record bond sale averted a cash shortage. Moodys, citing that the trend of economic recovery is now well established, raised the State’s general obligation debt to A3 from Baa1 and has given it a positive outlook. By quarter-end, yields on AAA California bonds maturing less than 10 years were lower than AAA national bonds with similar maturities and structure. As a result intermediate, high quality California bonds performed better than comparable national bonds. The Excelsior California Tax-Exempt Income Fund took advantage of the higher yields and modestly lengthened the portfolio to an average maturity of just under 4.5 years.

During the second fiscal quarter, California’s general obligation debt was raised three levels by Standard & Poor’s. The liquidity concerns of the last year dissipated while the economy and tax revenues improved. The secondary market was the source of bonds purchased in the Fund. Though California was the largest issuer of bonds through the quarter, the sectors and structure of the new issues did not meet our needs. In the low interest rate environment of the quarter, we looked for relative value along the yield curve. The intermediate range (5 to 10 years) provided the highest incremental yield pick-up. The average maturity remained at just over four years and we continued to manage the portfolio defensively and purchase bonds inside of ten years.

For the third fiscal quarter the spread between California yields and national yields remained within historical norms. California yields were slightly lower than national yields, but California bonds remained the choice for clients in the highest Federal and California tax brackets. The Fund was managed to defend the portfolio against higher interest rates. While we did see rates rise in the quarter and for the year, we did not see the large increase in bond rates that many expected in 2004. The average maturity remained at approximately 4 years while we maintained our somewhat defensive position.

During the fourth fiscal quarter, ending March 31, 2005, the Federal Open Market Committee maintained the stance that the risk of heightened inflationary pressures versus the risk of economic weakness remained “balanced”. They continued a series of increases and raised the Fed Funds rate at each of the two meetings during the quarter to 2.75%.

In the fourth quarter, the yield curve continued to flatten as short-term yields followed the Fed Funds higher, while longer-term yields were slower-moving. Two-year Treasury yields increased by 71 basis points to 3.78%. 10-year Treasury yields rose a more modest 26 basis points to yield 4. 48%. Five- year AAA municipal bond yields were higher by approximately 50 basis points to 2.79%. Ten-year AAA yields increased about 28 basis points to yield 3.92%. Thirty-year bonds were unchanged at 4.58%. Intermediate portfolios underperformed versus longer term portfolios as a result of the further flattening of the yield curve. Price declines in intermediate bonds exceeded coupon income, resulting in negative total returns. The yield spread between California and national bonds was mixed during the quarter. In the 5-year range, California yields increased slightly more than their national counterparts and in the 10-year maturity range, national bond yields increased slightly more than California bonds. The spread between national and California bonds remained within historical norms. As rates moved up during the quarter, we took advantage of the higher rates and purchased bonds at higher yields. The intention was to slowly increase the average maturity of the portfolio, which ended the quarter at 4.3 years, and to purchase bonds where the incremental yield pick-up is of the most value.

15

EXCELSIOR TAX-EXEMPT FUNDS, INC.	CALIFORNIA TAX-EXEMPT INCOME FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. A portion of the Fund’s income may be subject to the Alternative Minimum Tax.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 10/1/96 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Merrill Lynch—the Merrill Lynch 3-7 Year Municipal Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of three to seven years.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

16

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2005

Managed Income Fund

Principal		Rate	Maturity Date	Value
ASSET BACKED SECURITIES — 2.04%
$2,156,712	CIT RV Trust, 1999-A A4	6.16%	06/15/13		$2,177,136
2,161,000	Residential Asset Mortgage Products, Inc., 2003-FZ4 A2(a)	2.81	07/25/27		2,144,814

	TOTAL ASSET BACKED SECURITIES (Cost $4,273,185)				4,321,950

COLLATERALIZED MORTGAGE OBLIGATIONS — 13.76%
2,701,071	Citigroup Mortgage Loan Trust, 2004-HYB4 WA(a)	4.49	12/25/34		2,687,565
3,062,141	Countrywide Alternative Loan Trust, 2004-16CB 1A2	5.50	07/25/34		3,077,796
2,034,936	Countrywide Alternative Loan Trust, 2004-22CB 1A1	6.00	10/25/34		2,076,568
3,265,044	Wells Fargo Mortgage Backed Securities Trust, 2004-EE 3A1	3.99	01/25/35		3,204,434

				11,046,363

	FEDERAL HOME LOAN MORTGAGE CORPORATION — 7.07%
9,568,125	1602 PH	6.00	04/15/23		9,738,026
5,033,552	2333 UZ	6.50	07/15/31		5,248,183

					14,986,209

	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 1.48%
3,000,000	2005-25 B	6.21	03/16/21		3,127,349

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $29,294,034)				29,159,921

COMMERCIAL MORTGAGE-BACKED SECURITIES — 16.33%
1,477,000	Bank of America Commercial Mortgage, Inc., 2004-1 A4	4.76	11/10/39		1,445,378
3,705,581	Chase Commercial Mortgage Securities Corp., 1997-2 D	6.60	12/19/29		3,899,755
1,689,000	Greenwich Capital Commercial Funding Corp., 2004-GG1 A1	5.32	06/10/36		1,718,354
2,000,000	Morgan Stanley Capital I, 1997-C1F(b)	6.85	02/15/20		2,100,107
3,601,000	Morgan Stanley Capital I, 1999-WF1 B	6.32	11/15/31		3,798,947
3,150,000	Morgan Stanley Dean Witter Capital I, 2000-LIF2 C	7.50	10/15/33		3,524,429
4,000,000	Mortgage Capital Funding, Inc., 1996-MC1 G	7.15	06/15/06		4,125,009

Principal		Rate	Maturity Date	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)
$1,009,000	Mortgage Capital Funding, Inc., 1996-MC2 D	7.26%	10/20/06	$1,052,172
836,000	Mortgage Capital Funding, Inc., 1997-MC2 C(a)	6.88	11/20/27	881,797
3,061,000	Mortgage Capital Funding, Inc., 1998-MC1 C	6.95	03/18/30	3,252,450
2,521,000	Nomura Asset Securities Corp., 1998-D6 A4(a)	7.61	03/15/30	2,892,223
3,601,000	Wachovia Bank Commercial Mortgage Trust, 2003-C9 A3	4.61	12/15/35	3,560,007
2,305,000	Wachovia Bank Commercial Mortgage Trust, 2004-C12 A3	5.23	07/15/41	2,353,477

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $33,891,204)			34,604,105

CORPORATE BONDS — 14.11%
505,000	AK Steel Corp.	7.75	06/15/12	486,063
1,117,000	America Movil S.A.	4.13	03/01/09	1,074,240
3,421,000	Bank One Texas N.A.	6.25	02/15/08	3,587,344
700,000	British Telecommunications plc	8.88	12/15/30	932,742
1,081,000	CIT Group, Inc.	5.88	10/15/08	1,122,056
961,000	CMS Energy Corp.	9.88	10/15/07	1,042,685
1,441,000	Comcast Cable Communications	6.88	06/15/09	1,546,122
1,441,000	DaimlerChrysler N.A. Holding Corp.	7.20	09/01/09	1,550,876
1,081,000	Deutsche Telekom International Finance	8.75	06/15/30	1,413,408
181,000	Hercules, Inc.	11.13	11/15/07	207,245
2,773,000	Household Finance Corp.	8.00	07/15/10	3,172,220
649,000	IMC Global, Inc., Series B	10.88	06/01/08	743,105
1,437,000	International Lease Finance Corp.	4.50	05/01/08	1,427,721
2,881,000	Merrill Lynch & Co. MTN	5.00	02/03/14	2,822,461
1,441,000	Prudential Financial, Inc.	5.10	09/20/14	1,426,740
627,000	PSEG Energy Holdings, Inc.	8.63	02/15/08	661,485
800,000	Qwest Services Corp.(b)	14.00	12/15/10	926,000
1,596,000	Sprint Capital Corp.	8.38	03/15/12	1,865,242
1,153,000	Time Warner Cos., Inc.	7.25	10/15/17	1,307,450

See Notes to Financial Statements.

17

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2005

Managed Income Fund — (continued)

Principal		Rate	Maturity Date	Value
CORPORATE BONDS — (continued)
$1,441,000	Wal-Mart Stores	4.13%	02/15/11	$1,395,861
1,081,000	Weyerhaeuser Co.	6.88	12/15/33	1,200,497

	TOTAL CORPORATE BONDS (Cost $28,568,554)			29,911,563

TAX-EXEMPT SECURITIES — 4.22%
3,169,000	New York State Dormitory Authority, Personal Income Tax Revenue Bonds, Series B, (AMBAC)	5.50	03/15/28	3,624,544
1,441,000	New York State Dormitory Authority, Personal Income Tax Revenue Bonds, Series B, (AMBAC)	5.50	03/15/30	1,648,144
3,601,000	University of Texas Revenue Bonds, Series B	5.00	08/15/33	3,677,521

	TOTAL TAX-EXEMPT SECURITIES (Cost $9,257,739)			8,950,209

FOREIGN GOVERNMENT OBLIGATION — 1.06%
2,161,000	United Mexican States	6.38	01/16/13	2,242,038

	TOTAL FOREIGN GOVERNMENT OBLIGATION (Cost $2,198,956)			2,242,038

U.S. GOVERNMENT AGENCY BONDS & NOTES — 10.64%
	FANNIE MAE — 10.64%
2,000,000		6.25	02/01/11	2,137,068
18,000,000	Discount Note(c)	2.73	05/04/05	17,954,955
5,329,000	Discount Note	6.25	10/09/19	2,455,710

				22,547,733

	TOTAL U.S. GOVERNMENT AGENCY BONDS & NOTES (Cost $22,250,923)			22,547,733

U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES — 26.19%
	FEDERAL HOME LOAN MORTGAGE CORPORATION — 3.18%
3,355,322	Pool # A20105	5.00	04/01/34	3,285,094
3,397,249	Pool # C01811	5.00	04/01/34	3,326,143
136,304	Pool # C71221	5.00	09/01/32	133,860

				6,745,097

	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 18.92%
23,988,889	Pool # 11996, May TBA	5.00	05/01/35	23,381,682
1,282,401	Pool # 387203	4.80	01/01/12	1,286,394
1,095,029	Pool # 387204	4.80	01/01/12	1,098,439
5,182,934	Pool # 618322	6.00	12/01/31	5,304,508

Principal/ Shares		Rate	Maturity Date	Value
U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES — (continued)
	FEDERAL NATIONAL MORTGAGE ASSOCIATION — (continued)
$2,724,099	Pool # 728826 ARM(a)	4.10%	07/01/33	$2,705,560
6,299,361	Pool # 805386 ARM(a)	4.94	01/01/35	6,307,357

				40,083,940

	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 4.09%
548,861	Pool # 2562	6.00	03/20/28	564,684
771,468	Pool # 267812	8.50	06/15/17	841,436
2,571,829	Pool # 3413	4.50	07/20/33	2,457,698
2,414,218	Pool # 3442	5.00	09/20/33	2,381,738
36,755	Pool # 532751	9.00	08/15/30	40,672
136,374	Pool # 568670	6.50	04/15/32	142,611
398,889	Pool # 780548	8.50	12/15/17	433,731
391,833	Pool # 780865	9.50	11/15/17	432,724
717,221	Pool # 781084	9.00	12/15/17	781,102
578,818	Pool # 80311 ARM(a)	3.50	08/20/29	586,391

				8,662,787

	TOTAL U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES (Cost $55,007,487)			55,491,824

U.S. GOVERNMENT SECURITIES — 11.17%
	U.S. TREASURY PRINCIPAL ONLY STRIPS — 4.44%
4,836,000		0.00	05/15/17	2,714,785
4,545,000		0.00	05/15/17	2,539,382
8,642,000		0.00	02/15/20	4,164,182

				9,418,349

	U.S. TREASURY INFLATION PROTECTED BONDS — 2.70%
1,675,595		3.88	01/15/09	1,847,846
3,000,000		4.25	01/15/10	3,870,789

				5,718,635

	U.S. TREASURY NOTES — 4.03%
7,000,000	(c)	3.63	01/15/10	6,833,750
1,285,000		7.63	11/15/22	1,701,970

				8,535,720

	TOTAL U.S. GOVERNMENT SECURITIES (Cost $23,517,454)			23,672,704

REGISTERED INVESTMENT COMPANIES — 0.72%
764,706	Dreyfus Government Cash Management Fund			764,706
764,706	Fidelity U.S. Treasury II Fund			764,705

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $1,529,411)			1,529,411

See Notes to Financial Statements.

18

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2005

Managed Income Fund — (continued)

		Value
TOTAL INVESTMENTS (Cost $209,787,935)(d)	100.24%	$212,431,458

LIABILITIES IN EXCESS OF OTHER ASSETS	0.24	(498,472)

NET ASSETS	100.00%	$211,932,986

(a)	Variable Rate Security—The rate disclosed is as of March 31, 2005.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, these securities amounted to $3,026,107 or 1.43% of net assets.
(c)	All or part of the security is segregated by the fund’s custodian to cover future purchase commitments.
(d)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$3,669,100	$(1,025,577)	$2,643,523

AMBAC—American Municipal Bond Assurance Corp.

ARM—Adjustable Rate Mortgage

Discount Note—The rate reported is the discount rate at the time of purchase.

MTN—Medium Term Note

plc—public limited company

STRIPS—Separately Traded Registered Interest and Principal Securities

TBA—To Be Announced

The summary of the Fund’s investments as of March 31, 2005 is as follows: (Unaudited)

Portfolio Diversification	% of Net Assets	Value
U.S. Government & Agency Securities	48.00%	$101,712,261
Commercial Mortgage-Backed Securities	16.33	34,604,105
Corporate Bonds	14.11	29,911,563
Collateralized Mortgage Obligations	13.76	29,159,921
Tax-Exempt Securities	4.22	8,950,209
Asset Backed Securities	2.04	4,321,950
Foreign Government Obligation	1.06	2,242,038
Registered Investment Company	0.72	1,529,411

Total Investments	100.24%	$212,431,458
Other Assets and Liabilities (Net)	(0.24)	(498,472)

Net Assets	100.00%	$211,932,986

See Notes to Financial Statements.

19

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2005

Intermediate-Term Managed Income Fund

Principal		Rate	Maturity Date	Value
ASSET BACKED SECURITIES — 3.21%
$2,000,000	Capital One Master Trust, 2001-6 C(a)	6.70%	06/15/11	$2,108,750
3,485,000	Capital One Multi-Asset Execution Trust, 2003-A1 A1(b)	3.20	01/15/09	3,497,569
1,625,000	Capital One Multi-Asset Execution Trust, 2003-B1 B1(b)	3.98	02/17/09	1,641,058
2,670,000	Chase Credit Card Master Trust, 2001-1 C(b)	3.66	06/16/08	2,683,687
1,071,614	Chase Funding Mortgage Loan Asset Backed Certificates, 2003-3 2A2(b)	3.12	04/25/33	1,074,939
2,000,000	MBNA Master Credit Card Trust USA, 2000-K C(a)(b)	3.61	03/17/08	1,999,688
180,055	Residential Asset Mortgage Products, Inc., 2003-RS8 AI1(b)	3.01	08/25/21	180,060

	TOTAL ASSET BACKED SECURITIES (Cost $13,192,026)			13,185,751

COLLATERALIZED MORTGAGE OBLIGATIONS — 9.62%
2,138,663	Bank of America Mortgage Securities 2003-A 2A1	3.98	02/25/33	2,111,645
5,031,932	Bear Stearns ARM, 2004-1 11A3(b)	3.50	04/25/34	4,996,464
5,865,669	Countrywide Alternative Loan Trust, 2004-22CB 1A1	6.00	10/25/34	5,985,673
3,117,575	Wells Fargo Mortgage Backed Securities Trust, 2004-EE 3A1	3.99	01/25/35	3,059,702
4,435,466	Wells Fargo Mortgage Backed Securities Trust, 2005-AR1 1A1	4.57	02/25/35	4,392,550

				20,546,034

	FEDERAL HOME LOAN MORTGAGE CORPORATION — 2.37%
2,999,098	2386 QH	6.50	10/15/30	3,042,935
6,647,678	2406 PE	6.50	08/15/30	6,693,869

				9,736,804

	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 0.87%
3,557,543	2001-42 QG	6.50	07/25/30	3,564,948

Principal		Rate	Maturity Date	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 1.37%
$2,800,000	2005-10 MW	4.67%	09/16/25	$2,753,931
2,925,000	2005-14 B	4.48	08/16/32	2,856,947

				5,610,878

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $39,876,165)			39,458,664

COMMERCIAL MORTGAGE-BACKED SECURITIES — 14.75%
4,327,000	Bear Stearns Commercial Mortgage Securities, 2005-PWR7 A3	5.12	02/11/41	4,325,648
2,000,000	Commercial Mortgage Asset Trust, 1999-C1 B	7.23	01/17/32	2,296,213
3,556,000	Commercial Mortgage Asset Trust, 1999-C2 C	7.80	11/17/32	4,246,677
2,667,506	DLJ Mortgage Acceptance Corp., 1996-CF2 A3(a)	7.38	11/12/21	2,733,006
3,955,456	DLJ Mortgage Acceptance Corp., 1997-CF2 A1B(a)	6.82	10/15/30	4,137,189
3,900,000	GMAC Commercial Mortgage Securities, Inc., 1999-C1 C	6.59	05/15/33	4,167,427
1,847,468	LB-UBS Commercial Mortgage Trust, 2001-C2 A1	6.27	06/15/20	1,928,667
3,713,081	Midland Realty Acceptance Corp., 1996-C2 B	7.34	01/25/29	3,855,134
3,085,000	Morgan Stanley Dean Witter Capital I, 2003-TOP9 A2	4.74	11/13/36	3,042,606
3,104,000	Morgan Stanley Dean Witter Capital I, 2005-HQ5 A4	5.17	01/14/42	3,114,185
3,000,000	Mortgage Capital Funding, Inc., 1996-MC1 G	7.15	06/15/06	3,093,758
2,402,770	Mortgage Capital Funding, Inc., 1996-MC2 C	7.22	12/21/26	2,500,914
3,410,000	Nomura Asset Securities Corp., 1998-D6 A1B	6.59	03/15/30	3,612,143
4,025,000	Nomura Asset Securities Corp., 1998-D6 A4(b)	7.61	03/15/30	4,617,691
1,435,000	Wachovia Bank Commercial Mortgage Trust, 2002-C1 A4	6.29	04/15/34	1,546,086

See Notes to Financial Statements.

20

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2005

Intermediate-Term Managed Income Fund — (continued)

Principal		Rate	Maturity Date	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)
$6,525,000	Wachovia Bank Commercial Mortgage Trust, 2003-C9 A3	4.61%	12/15/35	$6,450,720
4,775,000	Wachovia Bank Commercial Mortgage Trust, 2004-C12 A3	5.23	07/15/41	4,875,425

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $60,534,913)			60,543,489

CORPORATE BONDS — 28.78%
500,000	AK Steel Corp.	7.75	06/15/12	481,250
3,150,000	Allstate Life Global Funding Trust	3.85	01/25/08	3,102,788
1,720,000	America Movil S.A.	4.13	03/01/09	1,654,157
1,810,000	Bank One Corp.	7.63	10/15/26	2,205,938
4,155,000	Caterpillar Financial Services Corp. MTN	2.35	09/15/06	4,060,269
500,000	Cincinnati Bell, Inc.	8.38	01/15/14	492,500
2,570,000	Cit Group, Inc.	5.00	02/01/15	2,483,121
1,100,000	CMS Energy Corp.	9.88	10/15/07	1,193,500
167,000	Compagnie Generale de Geophysique S.A.	10.63	11/15/07	176,185
2,975,000	Continental Cablevision	9.00	09/01/08	3,350,594
1,835,000	Credit Suisse First Boston (USA), Inc.	3.88	01/15/09	1,785,272
2,040,000	DaimlerChrysler NA Holding Corp.	4.05	06/04/08	1,981,126
6,000,000	FedEx Corp.	2.65	04/01/07	5,814,264
3,150,000	Ford Motor Credit Co.	6.88	02/01/06	3,192,834
2,290,000	Ford Motor Credit Co.	5.80	01/12/09	2,187,124
2,897,961	Hainan Airways(b)	3.01	12/15/07	2,897,961
250,000	Hercules, Inc.	11.13	11/15/07	286,250
5,645,000	Household Finance Corp.	8.00	07/15/10	6,457,694
350,000	IMC Global, Inc., Series B	10.88	06/01/08	400,750
5,500,000	International Lease Finance Corp.	4.75	01/13/12	5,331,189
5,300,000	John Deere Capital Corp. MTN(b)	2.85	07/11/05	5,303,943
2,685,000	John Deere Capital Corp. MTN	3.38	10/01/07	2,622,619
4,130,000	JP Morgan Chase & Co.	5.25	05/30/07	4,211,373
3,435,000	Legg Mason, Inc.	6.75	07/02/08	3,666,581
5,000,000	Lehman Brothers Holdings, Inc.	4.25	01/27/10	4,873,100
4,065,000	Limited Brands, Inc.	5.25	11/01/14	3,862,238

Principal		Rate	Maturity Date	Value
CORPORATE BONDS — (continued)
$2,130,000	Mercantile Bancorp	7.30%	06/15/07	$2,261,031
75,000	Merrill Lynch & Co.	3.00	04/30/07	73,385
5,100,000	Morgan Stanley	4.75	04/01/14	4,855,807
2,000,000	Nationwide Life Global Funding, Inc.(a)	5.35	02/15/07	2,037,292
1,955,000	Nisource Finance Corp.	7.88	11/15/10	2,229,439
3,625,000	Pepsi Bottling Group, llc	2.45	10/16/06	3,541,614
1,975,000	Prudential Financial, Inc.	5.10	09/20/14	1,955,455
1,200,000	Qwest Services Corp(a)	14.00	12/15/10	1,389,000
1,750,000	Susquehanna Bancshares, Inc.	6.05	11/01/12	1,818,313
1,915,000	Telefonos de Mexico S.A.	4.50	11/19/08	1,882,727
4,185,000	Textron Financial Corp. MTN(b)	3.94	04/24/06	4,236,777
2,415,000	Time Warner Entertainment	8.38	03/15/23	2,959,039
3,850,000	US Bank NA	2.87	02/01/07	3,773,612
5,075,000	Wachovia Corp.	3.50	08/15/08	4,925,414
1,555,000	Wachovia Corp.	5.25	08/01/14	1,559,427
2,225,000	Wells Fargo Bank NA	7.80	06/15/10	2,243,877
2,268,000	Weyerhauser Co.	5.25	12/15/09	2,312,065

	TOTAL CORPORATE BONDS (Cost $118,812,620)			118,128,894

TAX-EXEMPT SECURITIES — 0.69%
2,600,000	California State, Infrastructure & Economic Development Bank, Revenue Bonds, Bay Area Toll Bridges Project, Series A	5.25	07/01/16	2,830,750

	TOTAL TAX-EXEMPT SECURITIES (Cost $2,832,977)			2,830,750

FOREIGN GOVERNMENT OBLIGATION — 0.51%
1,990,000	United Mexican States	6.63	03/03/15	2,073,580

	TOTAL FOREIGN GOVERNMENT OBLIGATION (Cost $1,947,209)			2,073,580

U.S. GOVERNMENT AGENCY BONDS & NOTES — 11.91%
	FANNIE MAE — 9.66%
8,125,000		2.81	09/28/06	7,983,861
6,150,000		3.29	11/30/06	6,085,554
8,125,000		3.63	01/19/07	8,073,845
775,000		4.00	02/22/07	772,094
11,330,000		7.25	01/15/10	12,648,925
4,050,000		5.50	07/18/12	4,075,304

				39,639,583

See Notes to Financial Statements.

21

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2005

Intermediate-Term Managed Income Fund — (continued)

Principal		Rate	Maturity Date		Value
U.S. GOVERNMENT AGENCY BONDS & NOTES — (continued)
	FREDDIE MAC — 2.25%
$5,845,000		3.00%	09/29/06		$5,754,186
3,355,000		5.13	07/15/12		3,436,792
50,000	MTN	2.85	01/05/07		49,089

					9,240,067

	TOTAL U.S. GOVERNMENT AGENCY BONDS & NOTES (Cost $49,223,440)				48,879,650

U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES — 11.08%
	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 7.90%
4,625,959	Pool # 254800	5.50	07/01/23		4,674,521
2,350,000	Pool # 360500	6.26	09/01/13		2,548,611
2,630,000	Pool # 385538	4.79	11/01/12		2,586,108
1,221,678	Pool # 545290	7.50	10/01/16		1,288,913
342,999	Pool # 577218	6.00	04/01/31		351,045
6,335	Pool # 578823	5.50	04/01/31		6,365
2,410,980	Pool # 624250	6.00	01/01/17		2,491,187
261,344	Pool # 625797	6.00	01/01/17		270,038
4,476,508	Pool # 704372 ARM(b)	4.51	05/01/33		4,445,860
1,076,375	Pool # 709693	5.50	06/01/28		1,083,956
719,096	Pool # 709698	5.50	06/01/33		721,477
1,581,202	Pool # 725786	6.08	06/01/09		1,653,506
2,278,088	Pool # 728826 ARM(b)	4.10	07/01/33		2,262,584
8,003,410	Pool # 805386 ARM(b)	4.94	01/01/35		8,013,568

					32,397,739

	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 3.18%
21,891	Pool # 195801	8.50	01/15/17		23,818
9,998	Pool # 195833	8.50	04/15/17		10,878
3,744,731	Pool # 3319	5.00	12/20/32		3,694,557
3,706	Pool # 334299	8.00	05/15/23		4,000
4,376,825	Pool # 3442	5.00	09/20/33		4,317,941
426,998	Pool # 367412	6.00	11/15/23		438,934
1,824,860	Pool # 604726	4.50	10/15/33		1,749,589
2,943,531	Pool # 608288	4.50	09/15/33		2,822,117

					13,061,834

	TOTAL U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES (Cost $45,790,398)				45,459,573

U.S. GOVERNMENT SECURITIES — 15.97%
	U.S. TREASURY BILL — 1.22%
5,000,000		2.46	05/05/05	(c)	4,987,873

	U.S. TREASURY PRINCIPAL ONLY STRIPS — 2.78%
23,690,000		0.00	02/15/20		11,415,121

Principal/ Shares	Rate	Maturity Date	Value
U.S. GOVERNMENT SECURITIES — (continued)
	U.S. TREASURY NOTES — 11.97%
$25,830,000	2.00%	08/31/05	$25,721,024
21,630,000	5.00	02/15/11	22,465,567
980,000	4.25	11/15/13	964,879

			49,151,470

	TOTAL U.S. GOVERNMENT SECURITIES (Cost $65,680,856)		65,554,464

REGISTERED INVESTMENT COMPANIES — 3.04%
6,243,085	Dreyfus Government Cash Management Fund		6,243,085
6,243,085	Fidelity U.S. Treasury II Fund		6,243,084

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $12,486,169)		12,486,169

TOTAL INVESTMENTS (Cost $410,376,775)(d)	99.56%	$408,600,984
OTHER ASSETS IN EXCESS OF LIABILITIES	0.44	1,791,377

NET ASSETS	100.00%	$410,392,361

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, these securities amounted to $14,404,925 or 3.51% of net assets.
(b)	Variable Rate Security—The rate disclosed is as of March 31, 2005.
(c)	The rate shown is the effective yield at the time of purchase.
(d)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$3,162,102	$(4,937,893)	$(1,775,791)

ARM—Adjustable Rate Mortgage

llc—Limited Liability Company

MTN—Medium Term Note

STRIPS—Separately Traded Registered Interest and Principal Securities

See Notes to Financial Statements.

22

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2005

Intermediate-Term Managed Income Fund — (continued)

The summary of the Fund’s investments as of March 31, 2005 is as follows: (Unaudited)

Portfolio Diversification	% of Net Assets	Value
U.S. Government & Agency Securities	38.96%	$159,893,687
Corporate Bonds	28.78	118,128,894
Commercial Mortgage-Backed Securities	14.75	60,543,489
Collateralized Mortgage Obligations	9.62	39,458,664
Asset Backed Securities	3.21	13,185,751
Registered Investment Company	3.04	12,486,169
Tax-Exempt Securities	0.69	2,830,750
Foreign Government Obligation	0.51	2,073,580

Total Investments	99.56%	$408,600,984
Other Assets and Liabilities (Net)	0.44	1,791,377

Net Assets	100.00%	$410,392,361

See Notes to Financial Statements.

23

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2005

Short-Term Government Securities Fund

Principal		Rate	Maturity Date	Value
ASSET BACKED SECURITIES — 2.73%
$5,000,000	Citifinancial Mortgage Securities, Inc., Step Bond, 2003-4 AF2	2.66%	10/25/33	$4,975,919
6,000,000	Residential Asset Mortgage Products, Inc., 2004-RS6 AI3	4.54	08/25/28	6,010,696

	TOTAL ASSET BACKED SECURITIES (Cost $11,071,784)			10,986,615

COLLATERALIZED MORTGAGE OBLIGATIONS — 33.29%
7,374,995	Bank of America Mortgage Securities, 2004-B 2A2(a)	4.14	03/25/34	7,214,069
5,812,546	Bear Stearns ARM, 2004-1 11A3(a)	3.50	04/25/34	5,771,575
5,356,515	Countrywide Alternative Loan Trust, 2004-16CB 1A2	5.50	07/25/34	5,383,899

				18,369,543

	FEDERAL HOME LOAN MORTGAGE CORPORATION — 15.79%
4,352,735	2333 KA,	6.50	07/15/31	4,495,252
4,044,557	2659 NC	4.00	04/15/15	4,046,057
9,900,371	2731 EA	3.50	01/15/11	9,889,796
6,391,827	2743 HA	4.50	11/15/09	6,431,615
6,200,000	2752 PA	3.50	11/15/08	6,187,155
6,500,000	2772 YA	3.50	12/15/11	6,470,204
8,835,000	2807 NL	3.50	01/15/15	8,804,149
8,835,000	2808 PA	4.00	09/15/12	8,840,595
8,239,471	2836 TA	5.00	10/15/27	8,364,770

				63,529,593

	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 12.94%
6,919,000	1997-M5 C	6.74	08/25/07	7,242,798
1,502,465	2001-M2 A	6.22	01/25/09	1,530,563
5,337,958	2002-89 CA	5.00	04/25/16	5,381,683
8,600,000	2003-16 PB	4.50	11/25/12	8,617,038
6,163,306	2003-89 DX	3.50	05/25/15	6,144,237
8,337,422	2004-1 HA	3.50	03/25/11	8,322,248
9,276,173	2004-50 MA	4.50	05/25/19	9,298,159
5,617,067	2004-W4 A1	2.75	06/25/34	5,563,490

				52,100,216

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $136,213,447)			133,999,352

COMMERCIAL MORTGAGE-BACKED SECURITIES — 8.14%
6,990,000	Chase Commercial Mortgage Securities Corp., 1996-2 C	6.90	11/19/28	7,273,046
6,000,000	Greenwich Capital Commercial Funding Corp., 2004-GG1 A2	3.84	06/10/36	5,933,662

Principal		Rate	Maturity Date	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)
$5,000,000	JP Morgan Chase Commercial Mortgage Securities Corp., 2005-LDP1 A2	4.63%	03/15/46	$4,983,792
316,905	LB Commercial Conduit Mortgage Trust, 1998-C1 A2	6.40	02/18/30	318,625
5,028,684	Morgan Stanley Capital, 1996-C1 C(b)	7.39	02/15/28	5,110,544
5,000,000	Mortgage Capital Funding, Inc., 1996-MC1 C	7.80	06/15/28	5,157,988
3,000,000	Mortgage Capital Funding, Inc., 2005-HQ5 A1	4.52	01/14/42	3,001,406
997,365	Nationslink Funding Corp., 1998-2 A1	6.00	08/20/30	1,004,164

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $34,041,834)			32,783,227

U.S. GOVERNMENT AGENCY BONDS & NOTES — 11.46%
	FANNIE MAE — 5.40%
13,000,000		3.00	11/22/06	12,806,430
6,000,000		3.29	11/30/06	5,937,126
3,000,000		3.63	01/19/07	2,981,112

				21,724,668

	FEDERAL HOME LOAN BANK — 2.81%
11,500,000		3.38	09/14/07	11,320,002

	FREDDIE MAC — 3.25%
13,250,000	MTN	2.15	02/17/06	13,077,710

	TOTAL U.S. GOVERNMENT AGENCY BONDS & NOTES (Cost $46,760,258)			46,122,380

U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES — 25.19%
	FEDERAL HOME LOAN MORTGAGE CORPORATION — 3.49%
4,802,684	Pool # 1B1081 ARM(a)	3.81	09/01/33	4,882,832
639,748	Pool # C68593	7.00	11/01/28	676,713
5,183,611	Pool # E01582	6.00	01/01/19	5,357,419
3,179,617	Pool # M90903	4.00	03/01/09	3,150,808

				14,067,772

	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 20.84%
1,604,868	Pool # 253509	7.50	11/01/15	1,693,191
1,498,623	Pool # 254196	6.00	02/01/17	1,548,478
4,039,962	Pool # 254475	6.50	10/01/17	4,219,890
4,919,227	Pool # 254800	5.50	07/01/23	4,970,868
1,316,419	Pool # 323572	7.50	01/01/29	1,413,558
2,111,872	Pool # 323597	6.50	01/01/29	2,200,094

See Notes to Financial Statements.

24

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2005

Short-Term Government Securities Fund — (continued)

Principal		Rate	Maturity Date	Value
U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES — (continued)
	FEDERAL NATIONAL MORTGAGE ASSOCIATION — (continued)
$11,600,000	Pool # 34738, TBA	6.00%	05/01/35	$11,828,380
2,787,835	Pool # 375575	6.60	12/01/07	2,906,188
653,478	Pool # 516210	8.00	08/01/14	691,393
71,610	Pool # 517390	8.00	11/01/11	75,783
681,671	Pool # 535377	8.00	06/01/15	721,105
2,425,741	Pool # 535863	6.00	03/01/16	2,507,152
525,539	Pool # 535981	8.00	01/01/16	555,940
653,042	Pool # 545362 ARM(a)	5.86	12/01/31	666,117
2,427,702	Pool # 555412	6.00	04/01/18	2,508,530
390,187	Pool # 612310	6.00	09/01/16	403,168
2,700,012	Pool # 634195	7.50	10/01/28	2,899,249
3,000,000	Pool # 725704	6.00	08/01/34	3,067,251
5,786,541	Pool # 766684 ARM(a)	4.45	03/01/34	5,764,687
6,304,883	Pool # 770870 ARM(a)	4.35	04/01/34	6,238,235
4,758,560	Pool # 780840	4.50	06/01/34	4,733,486
7,368,731	Pool # 786076 ARM(a)	4.79	07/01/34	7,345,877
9,959,457	Pool # 786423 ARM(a)	4.63	07/01/34	9,911,658
4,999,916	Pool # 805386 ARM(a)	4.94	01/01/35	5,006,263

				83,876,541

	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 0.86%
635,024	Pool # 780240	8.50	09/15/09	656,554
152,263	Pool # 780752	8.50	04/15/10	153,753
758,853	Pool # 781036	8.00	10/15/17	815,671
927,502	Pool # 781181	9.00	12/15/09	976,828
246,379	Pool # 80385(a)	3.25	03/20/30	248,963
583,946	Pool # 8378(a)	3.75	07/20/18	590,881

				3,442,650

	TOTAL U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES (Cost $102,239,175)			101,386,963

U.S. GOVERNMENT SECURITIES — 16.51%
	U.S. TREASURY INFLATION PROTECTED BONDS — 2.84%
10,623,600		3.63	01/15/08	11,425,480

Principal/ Shares	Rate	Maturity Date	Value
U.S. GOVERNMENT SECURITIES — (continued)
	U.S. TREASURY NOTES — 13.67%
$9,500,000	1.63%	02/28/06	$9,348,589
22,500,000	2.50	05/31/06	22,231,057
11,390,000	2.75	07/31/06	11,262,307
5,000,000	3.13	01/31/07	4,943,360
7,150,000	4.38	05/15/07	7,229,880

			55,015,193

	TOTAL U.S. GOVERNMENT SECURITIES (Cost $67,181,386)		66,440,673

REGISTERED INVESTMENT COMPANIES — 3.35%
6,738,974	Dreyfus Government Cash Management Fund		6,738,974
6,738,975	Fidelity U.S. Treasury II Fund		6,738,976

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $13,477,950)		13,477,950

TOTAL INVESTMENTS (Cost $410,985,834)(c)	100.67%	$405,197,160
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.67)	(2,679,353)

NET ASSETS	100.00%	$402,517,807

(a)	Variable Rate Security—The rate disclosed is as of March 31, 2005.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, these securities amounted to $5,110,544 or 1.27% of net assets.
(c)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$209,593	$(5,998,267)	$(5,788,674)

ARM—Adjustable Rate Mortgage

MTN—Medium Term Note

Step Bond—Coupon rate increases in increments to maturity. Rate disclosed is as of March 31, 2005.

TBA—To Be Announced

See Notes to Financial Statements.

25

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2005

Short-Term Government Securities Fund — (continued)

The summary of the Fund’s investments as of March 31, 2005 is as follows: (Unaudited)

Portfolio Diversification	% of Net Assets	Value
U.S. Government & Agency Securities	53.16%	$213,950,016
Collateralized Mortgage Obligations	33.29	133,999,352
Commercial Mortgage-Backed Securities	8.14	32,783,227
Registered Investment Company	3.35	13,477,950
Asset Backed Securities	2.73	10,986,615

Total Investments	100.67%	$405,197,160
Other Assets and Liabilities (Net)	(0.67)	(2,679,353)

Net Assets	100.00%	$402,517,807

See Notes to Financial Statements.

26

Excelsior Funds Trust

Portfolio of Investments — March 31, 2005

High Yield Fund

Principal		Rate	Maturity Date	Value

CORPORATE BONDS — 95.78%
	ADVERTISING PERIODICALS — 1.32%
$976,000	Dex Media West llc/Dex Media Finance Co.	9.88%	08/15/13	$1,088,240
1,000,000	RH Donnelley Finance Corp.(a)	10.88	12/15/12	1,152,500

				2,240,740

	AGRICULTURAL CHEMICALS — 2.53%
500,000	IMC Global, Inc., Series B	11.25	06/01/11	557,500
2,000,000	IMC Global, Inc., Series B, Unsecured	11.25	06/01/11	2,230,000
1,298,000	Terra Capital, Inc.	11.50	06/01/10	1,492,700

				4,280,200

	AUTO – TRUCK PARTS & EQUIPMENT — 3.48%
1,000,000	Accuride Corp.(a)	8.50	02/01/15	980,000
4,000,000	Collins & Aikman Products(a)	12.88	08/15/12	1,800,000
2,000,000	Dana Corp.	9.00	08/15/11	2,190,976
1,000,000	Dura Operating Corp.	8.63	04/15/12	922,500

				5,893,476

	CABLE TV — 1.06%
1,000,000	Charter Communications Holdings II	10.25	09/15/10	1,020,000
1,000,000	Charter Communications Holdings llc/ Charter Communications Holdings Capital Corp.	8.63	04/01/09	772,500

				1,792,500

	CASINO HOTELS — 11.43%
2,000,000	Ameristar Casinos, Inc.	10.75	02/15/09	2,185,000
2,000,000	Aztar Corp.	7.88	06/15/14	2,125,000
1,000,000	Boyd Gaming Corp.	8.75	04/15/12	1,082,500
2,000,000	Caesars Entertainment, Inc.	8.88	09/15/08	2,192,500
1,680,000	Kerzner International, Ltd.	8.88	08/15/11	1,801,800
2,000,000	MGM Mirage, Inc.	8.50	09/15/10	2,190,000
2,000,000	Penn National Gaming, Inc.	8.88	03/15/10	2,120,000
2,000,000	Poster Financial Group	8.75	12/01/11	2,080,000
1,000,000	Resorts International Hotel and Casino, Inc.	11.50	03/15/09	1,138,750
2,250,000	River Rock Entertainment	9.75	11/01/11	2,463,750

				19,379,300

Principal		Rate	Maturity Date	Value

CORPORATE BONDS — (continued)
	CELLULAR TELECOM — 3.18%
$2,000,000	American Cellular Corp.	10.00%	08/01/11	$1,840,000
1,000,000	Centennial Cellular Operating Co./Centennial Communications Corp.	10.13	06/15/13	1,105,000
1,000,000	Dobson Communications Corp.	8.88	10/01/13	785,000
500,000	Rogers Wireless, Inc.	7.50	03/15/15	516,250
1,000,000	Western Wireless Corp.	9.25	07/15/13	1,140,000

				5,386,250

	CHEMICALS – DIVERSIFIED — 3.27%
2,000,000	Equistar Chemicals L.P./ Equistar Funding Corp.	10.63	05/01/11	2,245,000
2,000,000	Lyondell Chemical Co.	9.50	12/15/08	2,140,000
1,000,000	Lyondell Chemical Co.	10.50	06/01/13	1,150,000

				5,535,000

	CHEMICALS – PLASTICS — 1.29%
1,000,000	PolyOne Corp.	10.63	05/15/10	1,110,000
1,000,000	PolyOne Corp.	8.88	05/01/12	1,070,000

				2,180,000

	CHEMICALS – SPECIALTY — 2.28%
1,500,000	Crompton Corp.	9.88	08/01/12	1,717,500
2,000,000	Johnsondiversey, Inc., Series B	9.63	05/15/12	2,150,000

				3,867,500

	COMMERCIAL SERVICES — 1.77%
2,000,000	Iron Mountain, Inc.	8.63	04/01/13	2,020,000
1,000,000	Iron Mountain, Inc.	7.75	01/15/15	987,500

				3,007,500

	COMPUTER SERVICES — 0.59%
1,000,000	Unisys Corp.	7.88	04/01/08	1,005,000

	CONSUMER PRODUCTS – MISCELLANEOUS — 1.26%
2,000,000	Armkel llc/ Armkel Finance	9.50	08/15/09	2,132,500

	CONTAINERS – METAL/GLASS — 4.18%
2,500,000	Ball Corp.	6.88	12/15/12	2,578,125
3,000,000	Crown European Holdings S.A.	10.88	03/01/13	3,480,000
1,000,000	Owens-Illinois, Inc.	7.50	05/15/10	1,030,000

				7,088,125

See Notes to Financial Statements.

27

Excelsior Funds Trust

Portfolio of Investments — March 31, 2005

High Yield Fund — (continued)

Principal		Rate	Maturity Date	Value

CORPORATE BONDS — (continued)
	CONTAINERS – PAPER/PLASTIC — 3.32%
$2,000,000	Graham Packaging Co.(a)	8.50%	10/15/12	$2,000,000
2,000,000	Radnor Holdings, Inc.	11.00	03/15/10	1,480,000
2,000,000	Stone Container Corp.	9.75	02/01/11	2,140,000

				5,620,000

	COSMETICS & TOILETRIES — 0.42%
750,000	Del Laboratories, Inc.(a)	8.00	02/01/12	720,000

	DISTRIBUTION/WHOLESALE — 1.14%
2,000,000	Nebraska Book Co.	8.63	03/15/12	1,935,000

	DIVERSIFIED OPERATIONS — 0.73%
1,340,000	Stena AB	7.00	12/01/16	1,239,500

	ELECTRIC – GENERATION — 0.97%
1,500,000	AES Corp.	9.50	06/01/09	1,640,625

	ELECTRIC – INTERGRATED — 2.68%
2,000,000	CMS Energy Corp.	9.88	10/15/07	2,170,000
2,305,000	PSEG Energy Holdings, Inc.	7.75	04/16/07	2,368,388

				4,538,388

	FORESTRY — 0.57%
1,000,000	Tembec Industries, Inc.	8.63	06/30/09	965,000

	FUNERAL SERVICES & RELATED ITEMS — 1.22%
1,000,000	Service Corp. International	7.70	04/15/09	1,030,000
1,000,000	Service Corp. International, Unsecured	7.70	04/15/09	1,030,000

				2,060,000

	GAS – DISTRIBUTION — 1.22%
2,000,000	SEMCO Energy, Inc.	7.75	05/15/13	2,066,338

	HOME FURNISHINGS — 0.62%
1,000,000	Sealy Mattress Co.	8.25	06/15/14	1,042,500

	LIFE/HEALTH INSURANCE — 1.24%
2,000,000	Americo Life, Inc.(a)	7.88	05/01/13	2,099,464

	MACHINE TOOLS & RELATED PRODUCTS — 0.71%
1,250,000	Thermadyne Holdings Corp.	9.25	02/01/14	1,200,000

	MACHINERY – FARM — 1.24%
2,000,000	AGCO Corp.	9.50	05/01/08	2,095,000

	MEDICAL – DRUGS — 0.30%
500,000	Warner Chilcott Corp.(a)	8.75	02/01/15	502,500

Principal		Rate	Maturity Date	Value

CORPORATE BONDS — (continued)
	MEDICAL – HOSPITALS — 0.62%
$1,000,000	IASIS Healthcare llc/ IASIS Capital Corp.	8.75%	06/15/14	$1,042,500

	MEDICAL PRODUCTS — 0.58%
1,000,000	Encore Medical IHC, Inc.,(a)	9.75	10/01/12	975,000

	METAL – ALUMINUM — 4.18%
12,033,000	Ormet Corp., In Default(a)	11.00	08/15/08	7,099,470

	METAL PROCESSORS & FABRICATORS — 0.32%
500,000	Mueller Group, Inc.	10.00	05/01/12	540,000

	MISCELLANEOUS MANUFACTURING — 1.63%
2,000,000	IPC Acquisition Corp.	11.50	12/15/09	2,200,000
500,000	Reddy Ice Group, Inc.	8.88	08/01/11	556,250

				2,756,250

	MULTI-LINE INSURANCE — 1.35%
2,128,000	Allmerica Financial Corp.	7.63	10/15/25	2,279,875

	MUSIC — 1.58%
1,600,000	Warner Music Group	7.38	04/15/14	1,648,000
1,000,000	WMG Holdings Corp.(a)	7.39	12/15/11	1,025,000

				2,673,000

	OFFICE AUTOMATION & EQUIPMENT — 1.52%
1,000,000	Xerox Capital Trust I	8.00	02/01/27	1,000,000
1,500,000	Xerox Corp.	7.63	06/15/13	1,567,500

				2,567,500

	OIL – EXPLORATION & PRODUCTION — 0.94%
1,500,000	Baytex Energy, Ltd.	9.63	07/15/10	1,590,000

	OIL REFINING & MARKETING — 1.32%
2,000,000	Premcor Refining Group, Inc.	9.50	02/01/13	2,235,000

	PAPER & RELATED PRODUCTS — 4.88%
2,500,000	Caraustar Industries, Inc.	9.88	04/01/11	2,625,000
2,000,000	Intertape Polymer US, Inc.	8.50	08/01/14	1,966,170
2,000,000	Mercer International, Inc.	9.25	02/15/13	1,890,000
1,750,000	Norske Skog Canada, Series D	8.63	06/15/11	1,811,250

				8,292,420

See Notes to Financial Statements.

28

Excelsior Funds Trust

Portfolio of Investments — March 31, 2005

High Yield Fund — (continued)

Principal		Rate	Maturity Date	Value

CORPORATE BONDS — (continued)
	PHYSICIANS PRACTICE MANAGEMENT — 2.04%
$2,000,000	Ameripath, Inc.	10.50%	04/01/13	$1,990,000
1,000,000	US Oncology Holdings, Inc(a)	8.62	03/15/15	942,500
500,000	US Oncology Holdings, Inc.(a)	9.00	08/15/12	527,500

				3,460,000

	REITS – HOTELS — 0.64%
1,000,000	La Quinta Properties, Inc.	8.88	03/15/11	1,080,000

	RENTAL AUTO/EQUIPMENT — 1.14%
2,000,000	United Rentals, Inc.	7.75	11/15/13	1,940,000

	RESORTS/THEME PARKS — 0.54%
1,000,000	Six Flags, Inc.	9.63	06/01/14	922,500

	RETAIL – ARTS & CRAFTS — 1.25%
2,000,000	Michaels Stores, Inc.	9.25	07/01/09	2,112,500

	RETAIL – DISCOUNT — 0.61%
1,000,000	Shopko Stores	9.25	03/15/22	1,040,000

	RETAIL – DRUG STORE — 1.15%
2,000,000	Jean Coutu Group, Inc.	8.50	08/01/14	1,942,500

	RETAIL – MAJOR DEPARTMENT STORE — 1.20%
1,500,000	JC Penney Co., Inc.	8.00	03/01/10	1,500,000
500,000	Saks, Inc.	8.25	11/15/08	527,500

				2,027,500

	SATELLITE TELECOM — 1.19%
1,000,000	Inmarsat Finance plc	7.63	06/30/12	995,000
1,000,000	Intelsat Bermuda, Ltd.(a)	8.63	01/15/15	1,020,000

				2,015,000

	SCHOOLS — 0.57%
1,000,000	Knowledge Learning Center(a)	7.75	02/01/15	965,000

	SEISMIC DATA COLLECTION — 1.24%
1,997,000	Compagnie Generale de Geophysique S.A.	10.63	11/15/07	2,106,835

	STEEL – PRODUCERS — 1.45%
1,000,000	AK Steel Corp.	7.75	06/15/12	962,500
1,298,000	United States Steel, Inc.	10.75	08/01/08	1,492,700

				2,455,200

	TELEPHONE – INTERGRATED — 6.71%
3,000,000	Cincinnati Bell, Inc.	8.38	01/15/14	2,955,000
500,000	Cincinnati Bell, Inc., MTN	6.33	12/30/05	497,500
1,000,000	Citizens Communications	9.25	05/15/11	1,095,000

Principal		Rate	Maturity Date	Value

CORPORATE BONDS — (continued)
	TELEPHONE – INTERGRATED — (continued)
$1,000,000	Consolidated Communications Holdings, Inc.(a)	9.75%	04/01/12	$1,060,000
1,000,000	Eircom Funding	8.25	08/15/13	1,087,500
1,000,000	Madison River Capital llc/ Madison River Financial Corp.	13.25	03/01/10	1,070,000
3,000,000	Qwest Services Corp.(a)	14.50	12/15/14	3,622,500

				11,387,500

	TRANSPORTATION – MARINE — 1.98%
3,000,000	Overseas Shipholding Group	8.75	12/01/13	3,360,000

	TRANSPORTATION – RAIL — 1.13%
1,750,000	Kansas City Southern	9.50	10/01/08	1,907,500

	TOTAL CORPORATE BONDS (Cost $162,745,201)			162,285,456

U.S. GOVERNMENT & AGENCY OBLIGATION — 2.18%
	FEDERAL HOME LOAN BANK – DISCOUNT NOTE — 2.18%
3,700,000		2.38	04/01/05	3,699,755

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATION (Cost $3,700,000)			3,699,755

TOTAL INVESTMENTS (Cost $166,457,693)(b)	97.96%	$165,985,211
OTHER ASSETS IN EXCESS OF LIABILITIES	2.04	3,461,857

NET ASSETS	100.00%	$169,447,068

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, these securities amounted to $26,491,434 or 15.63% of net assets.
(b)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$4,824,005	$(5,296,487)	$(472,482)

Discount Note—The rate reported on the Portfolio of Investments is the discount rate at the time of purchase.

In Default—Security in default on interest payments

llc—Limited Liability Company

L.P.—Limited Partnership

Ltd.—Limited

MTN—Medium Term Note

plc—public limited company

Unsecured—Issued in exchange of 144A security

See Notes to Financial Statements.

29

Excelsior Funds Trust

Portfolio of Investments — March 31, 2005

High Yield Fund — (continued)

The summary of the Fund’s investments as of March 31, 2005 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Market Value
Consumer Discretionary	30.20%	$51,174,016
Raw/Intermediate Materials	27.96	47,382,915
Telecommunication	9.90	16,773,750
Technology	5.25	8,889,335
Industrials	5.10	8,638,250
Energy	4.94	8,363,388
Health Care	4.75	8,040,000
Financials	2.58	4,379,339
Utilities	2.19	3,706,963
U.S. Government & Agency Obligations	2.18	3,699,755
Consumer Staples	1.68	2,852,500
Real Estate	0.64	1,080,000
Information Technology	0.59	1,005,000

Total Investment	97.96%	$165,985,211
Other Assets and Liabilities (Net)	2.04	3,461,857

Net Assets	100.00%	$169,447,068

See Notes to Financial Statements.

30

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2005

Long-Term Tax-Exempt Fund

Principal		Rate	Maturity Date	Value
TAX-EXEMPT CASH EQUIVALENT SECURITIES — 31.04%
$2,500,000	Fairfax County, Virgina, Economic Development Authority, Smithsonian Institution Revenue Bonds, Series A, (SPA: Bank of America N.A.)(a)	2.20%	12/01/33	$2,500,000
2,500,000	Marshall County, West Virginia, Pollution Control, Mountaineer Carbon Revenue Bonds(a)	2.30	12/01/20	2,500,000
2,500,000	Michigan State University Revenue Bonds, Series B, (SPA: Landesbank Hessen-Thueringen)(a)	2.22	02/15/26	2,500,000
2,500,000	New Jersey State, Sports & Exposition Authority Revenue Bonds, Series B-1, (MBIA) (SPA: JP Morgan Chase Bank)(a)	2.20	03/01/21	2,500,000
2,500,000	Palm Beach County, Florida, School Board Certificate Participation, (AMBAC) (SPA: Dexia Credit Local)(a)	2.23	08/01/29	2,500,000
2,500,000	Pennsylvania State University Revenue Bonds, Series A, (SPA: JP Morgan Chase Bank)(a)	2.26	04/01/31	2,500,000
2,000,000	Uinta County, Wyoming, Pollution Control, Chevron (USA), Inc. Project Revenue Bonds(a)	2.28	08/15/20	2,000,000
2,500,000	University of Missouri Revenue Bonds, Systems Facilities, Series B(a)	2.30	11/01/30	2,500,000

	TOTAL TAX-EXEMPT CASH EQUIVALENT SECURITIES (Cost $19,500,000)			19,500,000

Principal		Rate	Maturity Date	Value
TAX-EXEMPT SECURITIES — 49.98%
$3,000,000	Clark County, Nevada, School District General Obligation Bonds, Series A, (FSA)	5.00%	06/15/15	$3,245,520
3,000,000	Connecticut State, Health & Educational Facilities Authority Revenue Bonds, Connecticut State University Systems, Series E, (FGIC)	5.00	11/01/33	3,093,300
3,000,000	Maryland State, State & Local Facilities Loan General Obligation Bonds, 1st Series	5.00	08/01/16	3,263,010
3,000,000	New York City, New York, Municipal Water Finance Authority Revenue Bonds, Water & Sewer Systems, Series C	5.00	06/15/35	3,084,420
3,000,000	New York State, Environmental Facilities Revenue Bonds, Clean Water & Drinking Revolving Foods, 2nd Resolution	5.00	06/15/33	3,091,290
3,000,000	North Carolina State, Public Improvement General Obligation Bonds, Series A	5.00	03/01/16	3,260,280
3,000,000	Orlando & Orange County, Florida, Expressway Authority Revenue Bonds, Series B, (AMBAC)	5.00	07/01/35	3,091,680
3,000,000	Seattle, Washington, Municipal Light & Power Revenue Bonds, (FSA)	5.00	11/01/28	3,094,830
3,000,000	University of California Revenue Bonds, Multiple Purpose Projects, Series Q, (FSA)	5.00	09/01/34	3,078,540
3,000,000	University of North Carolina Revenue Bonds, Series Q, (FSA)	5.00	12/01/33	3,089,040

	TOTAL TAX-EXEMPT SECURITIES (Cost $30,920,866)			31,391,910

See Notes to Financial Statements.

31

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2005

Long-Term Tax-Exempt Fund — (continued)

Principal/ Shares		Rate	Maturity Date	Value
TAX-EXEMPT SECURITIES – ESCROWED IN U.S. GOVERNMENTS — 14.96%
$3,000,000	Houston, Texas, Water & Sewer System Revenue Bonds, Series A, (FSA), (Prerefunded 12/01/12 @ 100)	5.00%	12/01/30	$3,257,790
2,500,000	Long Island Power Authority, New York Electric System Revenue Bonds, Series A, (FSA), (Escrowed to Maturity)	5.25	12/01/14	2,786,300
3,000,000	Pennsylvania State General Obligation Bonds, 2nd Series, (FSA), (Prerefunded 05/01/12 @ 100)	5.50	05/01/16	3,354,990

	TOTAL TAX-EXEMPT SECURITIES –ESCROWED IN U.S. GOVERNMENTS (Cost $9,009,103)			9,399,080

REGISTERED INVESTMENT COMPANIES — 1.26%
1	BlackRock Muni Fund			1
789,718	Dreyfus Tax Exempt Cash Fund			789,718

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $789,719)			789,719

TOTAL INVESTMENTS (Cost $60,219,688)(b)	97.24%	$61,080,709
OTHER ASSETS IN EXCESS OF LIABILITIES	2.76	1,736,428

NET ASSETS	100.00%	$62,817,137

(a)	Variable Rate Security—The rate disclosed is as of March 31, 2005.
(b)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$963,983	$(102,962)	$861,021

AMBAC—American Municipal Bond Assurance Corp.

FGIC—Financial Guaranty Insurance Corp.

FSA—Financial Security Assurance

MBIA—Municipal Bond Insurance Association

SPA—Standby Purchase Agreement

Notes: (The following notes have not been audited by Deloitte & Touche LLP):

These municipal securities meet the three highest ratings assigned by Moody’s Investors Services, Inc. or Standard and Poor’s Corporation or, where not rated, are determined by the Advisor, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

At March 31, 2005, approximately 15% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, on which the Fund relies. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

See Notes to Financial Statements.

32

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2005

Long-Term Tax-Exempt Fund — (continued)

The summary of the Fund’s investments as of March 31, 2005 is as follows: (Unaudited)

State Diversification	% of Net Assets	Market Value
New York	14.27%	$8,962,010
North Carolina	10.11	6,349,320
Pennsylvania	9.32	5,854,990
Florida	8.90	5,591,680
Maryland	5.19	3,263,010
Texas	5.19	3,257,790
Nevada	5.17	3,245,520
Washington	4.93	3,094,830
Connecticut	4.92	3,093,300
California	4.90	3,078,540
Michigan	3.98	2,500,000
Missouri	3.98	2,500,000
New Jersey	3.98	2,500,000
Virginia	3.98	2,500,000
West Virginia	3.98	2,500,000
Wyoming	3.18	2,000,000
Registered Investment Company	1.26	789,719

Total Investments	97.24%	$61,080,709
Other Assets and Liabilities (Net)	2.76	1,736,428

Net Assets	100.00%	$62,817,137

See Notes to Financial Statements.

33

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2005

Intermediate-Term Tax-Exempt Fund

Principal		Rate	Maturity Date	Value

TAX-EXEMPT CASH EQUIVALENT SECURITIES — 19.65%
$10,000,000	Alaska State Housing Finance Authority Revenue Bonds, Capital Project, Series C, (MBIA)(a)	2.25%	07/01/22	$10,000,000
14,800,000	Iowa State Finance Authority Revenue Bonds, Multi-Family Housing, Village Court Association, Series B(a)	2.28	11/01/15	14,800,000
6,500,000	Jackson County, Mississippi, Pollution Control Revenue Bonds, Chevron (USA), Inc. Project(a)	2.28	06/01/23	6,500,000
14,710,000	Kansas State, Department of Transportation Highway Revenue Bonds, Series C-1, (SPA: Westdeutsche Landesbank/Dexia Credit Local)(a)	2.22	09/01/19	14,710,000
12,000,000	Massachusetts Bay Transportation Authority General Obligation Bonds, Transportation Systems, (SPA: Westdeutsche Landesbank)(a)	2.25	03/01/30	12,000,000
10,685,000	Valdez, Alaska, Marine Revenue Bonds, BP Pipelines, Inc. Project, Series C(a)	2.30	07/01/37	10,685,000

	TOTAL TAX-EXEMPT CASH EQUIVALENT SECURITIES (Cost $68,695,000)			68,695,000

TAX-EXEMPT SECURITIES — 69.78%
10,000,000	Clark County, Nevada, School District General Obligation Bonds, Series B, (FSA)	5.00	06/15/12	10,840,300
10,000,000	Colorado Springs, Colorado, Utilities Revenue Bonds, Series A	5.25	11/15/10	10,937,400

Principal		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — (continued)
$10,000,000	Connecticut State Special Tax Obligation Revenue Bonds, Transportation Infrastructure, Series A, (FGIC)	5.50%	10/01/10	$11,032,900
10,000,000	Cook County, Illinois, General Obligation Bonds, Series D, (AMBAC)	5.25	11/15/11	10,931,900
10,000,000	Dallas, Texas, Water Works & Sewer System Revenue Bonds, (FSA)	5.38	10/01/12	11,114,500
10,000,000	Detroit, Michigan, Sewer Disposal Revenue Bonds, Series A, (FSA)	5.00	07/01/14	10,782,800
10,000,000	Flordia State Division Board Finance Department, General Services Revenue Bonds, Department of Environmental Protection-Preservation 2000, Series A, (FSA)	6.00	07/01/13	11,581,400
10,000,000	Hawaii State General Obligation Bonds, Series CY, (FSA)	5.50	02/01/12	11,126,900
10,000,000	Illinois State General Obligation Bonds, First Series, (MBIA)	5.50	08/01/14	11,206,700
10,000,000	Illinois State Sales Tax Revenue Bonds, First Series, (FSA)	5.25	06/15/13	10,968,000
10,000,000	Jefferson County, Colorado, School District General Obligation Bonds, (MBIA)	6.50	12/15/11	11,730,400
10,000,000	Los Angeles, California, Department of Water & Power Revenue Bonds, Series B, (MBIA)	5.00	07/01/13	10,930,300
10,000,000	Maryland State Capital Improvement General Obligation Bonds, State & Local Facilities, 1st Lien, Series A	5.25	03/01/13	11,089,800

See Notes to Financial Statements.

34

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2005

Intermediate-Term Tax-Exempt Fund — (continued)

Principal		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — (continued)
$10,000,000	Michigan State Building Authority Revenue Bonds, Facilities Program, Series I, (FSA)	5.25%	10/15/14	$10,986,500
10,000,000	New Jersey State General Obligation Bonds, Series D	6.00	02/15/11	11,291,300
20,000,000	New Jersey State Transportation Trust Fund Authority, Transportation Systems Revenue Bonds, Series C, (FSA)	5.50	12/15/10	22,069,600
10,000,000	New York State Dormitory Authority, State University Educational Facilities Revenue Bonds, Series B, (FSA)	5.25	05/15/11	10,960,700
10,000,000	Pennsylvania State General Obligation Bonds	5.50	02/01/13	11,162,000
10,000,000	Pennsylvania State General Obligation Bonds, First Series, (MBIA)	5.25	02/01/12	10,989,700
10,000,000	Pennsylvania State General Obligation Bonds, Second Series, (FGIC)	5.25	10/01/14	11,087,200
10,000,000	South Carolina State Public Services Authority Revenue Bonds, Series A, (FSA)	5.50	01/01/11	11,086,000

	TOTAL TAX-EXEMPT SECURITIES (Cost $238,749,771)			243,906,300

TAX-EXEMPT SECURITIES – BACKED BY LETTERS OF CREDIT — 2.86%
10,000,000	Pennsylvania State, Higher Educational Facilities Authority Revenue Bonds, Association of Independent Colleges, Series E-3 (PNC Bank N.A.)(a)	2.26	11/01/14	10,000,000

	TOTAL TAX-EXEMPT SECURITIES – BACKED BY LETTERS OF CREDIT (Cost $10,000,000)			10,000,000

Principal/ Shares		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES – ESCROWED IN U.S. GOVERNMENTS — 6.27%
$10,000,000	Chicago, Illinois, Metropolitan Water Reclamation District Authority General Obligation Bonds, Series A, (Escrowed to Maturity)	5.25%	12/01/10	$10,938,700
10,000,000	New Jersey State Transportation Trust Fund Authority, Transportation Systems Revenue Bonds, Series A, (Escrowed to Maturity)	5.25	06/15/11	10,972,300

	TOTAL TAX-EXEMPT SECURITIES – ESCROWED IN U.S. GOVERNMENTS (Cost $20,986,974)			21,911,000

REGISTERED INVESTMENT COMPANIES — 0.58%
443,400	BlackRock Muni Fund			443,400
1,580,048	Dreyfus Tax Exempt Cash Fund			1,580,048

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $2,023,448)			2,023,448

TOTAL INVESTMENTS (Cost $340,455,193)(b)	99.14%	$346,535,748
OTHER ASSETS IN EXCESS OF LIABILITIES	0.86	3,004,050

NET ASSETS	100.00%	$349,539,798

(a)	Variable Rate Security—The rate disclosed is as of March 31, 2005.
(b)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$7,740,577	$(1,660,022)	$6,080,555

AMBAC—American Municipal Bond Assurance Corp.

FGIC—Financial Guaranty Insurance Corp.

FSA—Financial Security Assurance

MBIA—Municipal Bond Insurance Association

SPA—Standby Purchase Agreement

See Notes to Financial Statements.

35

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2005

Intermediate-Term Tax-Exempt Fund — (continued)

Notes: (The following notes have not been audited by Deloitte & Touche LLP):

These municipal securities meet the three highest ratings assigned by Moody’s Investors Services, Inc. or Standard and Poor’s Corporation or, where not rated, are determined by the Advisor, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

At March 31, 2005, approximately 9% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, on which the Fund relies. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

The summary of the Fund’s investments as of March 31, 2005 is as follows: (Unaudited)

State Diversification	% of Net Assets	Market Value
New Jersey	12.68%	$44,333,200
Illinois	12.60	44,045,300
Pennsylvania	12.37	43,238,900
Colorado	6.48	22,667,800
Michigan	6.23	21,769,300
Alaska	5.92	20,685,000
Iowa	4.23	14,800,000
Kansas	4.21	14,710,000
Massachusetts	3.43	12,000,000
Florida	3.31	11,581,400
Hawaii	3.18	11,126,900
Texas	3.18	11,114,500
Maryland	3.17	11,089,800
South Carolina	3.17	11,086,000
Connecticut	3.16	11,032,900
New York	3.14	10,960,700
California	3.14	10,930,300
Nevada	3.10	10,840,300
Mississippi	1.86	6,500,000
Registered Investment Company	0.58	2,023,448

Total Investments	99.14%	$346,535,748
Other Assets and Liabilities (Net)	0.86	3,004,050

Net Assets	100.00%	$349,539,798

See Notes to Financial Statements.

36

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2005

Short-Term Tax-Exempt Securities Fund

Principal		Rate	Maturity Date	Value
TAX-EXEMPT CASH EQUIVALENT SECURITIES — 31.94%
$10,000,000	Detroit, Michigan, Water Supply System Revenue Bonds, Series C, (FGIC) (SPA: FGIC-SPI)(a)	2.27%	07/01/29	$10,000,000
11,500,000	Gwinnett County, Georgia, Development Authority Revenue Bonds, Civic & Cultural Center Project (SPA: Landesbank Hessen)(a)	2.28	09/01/31	11,500,000
10,000,000	Michigan Technological University Revenue Bonds, Series A, (AMBAC) (SPA: Bank of America)(a)	2.30	10/01/18	10,000,000
11,500,000	Orlando, Florida, Utilities Commission Water & Electric Revenue Bonds, Series A (SPA: Bayerische Landesbank)(a)	2.23	10/01/17	11,500,000
11,500,000	Pennsylvania Higher Education Facilities Authority Revenue Bonds, Carnegie Mellon University Project, Series C (SPA: Morgan Guaranty Trust)(a)	2.29	11/01/29	11,500,000
10,350,000	Pennsylvania State University Revenue Bonds, Series A (GO of University) (SPA: Westdeutsche Landesbank)(a)	2.26	03/01/32	10,350,000
11,500,000	Triborough Bridge & Tunnel Authority, New York, Revenue Bonds, Series B, (AMBAC) (SPA: State Street Bank and Trust)(a)	2.27	01/01/32	11,500,000

	TOTAL TAX-EXEMPT CASH EQUIVALENT SECURITIES (Cost $76,350,000)			76,350,000

Principal		Rate	Maturity Date	Value
TAX-EXEMPT SECURITIES — 56.23%
$10,000,000	California State Economic Recovery General Obligation Bonds, Series A	5.00%	07/01/07	$10,464,900
10,000,000	Florida State Board of Education Capital Outlay General Obligation Bonds, Series A	5.00	06/01/07	10,441,800
6,000,000	Georgia State Road & Thruway Authority Revenue Bonds	4.00	10/01/07	6,155,880
5,000,000	Massachusetts State General Obligation Bonds, Series B	4.00	08/01/06	5,086,350
20,000,000	Memphis, Tennessee, Electric System Revenue Bonds, Series A, (FSA)	5.00	12/01/07	21,028,599
10,000,000	Montgomery County, Maryland, General Obligation Bonds, Series A	5.00	11/01/07	10,542,100
5,000,000	Nassau County, New York, Interim Finance Authority Revenue Bonds, Series B	4.00	11/15/05	5,043,600
10,000,000	New Jersey State Economic Development Authority Revenue Bonds, School Facilities, Series F	5.00	06/15/07	10,436,400
10,000,000	New York City, New York, Transitional Finance Authority Revenue Bonds, Future Tax, Sub-Series D1	5.00	11/01/07	10,519,200
5,000,000	Seattle, Washington, Municipal Light & Power Revenue Bonds, (FSA)	5.00	11/01/06	5,166,400
10,000,000	Texas State Public Finance Authority General Obligation Bonds, Series A	5.25	10/01/07	10,552,900
20,000,000	Texas State Public Finance Authority Revenue Bonds, Series A, (FSA)	5.00	12/15/07	21,016,400
8,000,000	University of Maryland Revenue Bonds, Auxiliary Facility & Tuition, Series A	5.00	04/01/05	8,000,647

	TOTAL TAX-EXEMPT SECURITIES (Cost $136,460,152)			134,455,176

See Notes to Financial Statements.

37

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2005

Short-Term Tax-Exempt Securities Fund — (continued)

Principal/ Shares		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES – BACKED BY LETTERS OF CREDIT — 8.16%
$ 9,500,000	New York City, New York, General Obligation Bonds, Sub-Series C-4 (BNP Paribas)(a)	2.23%	08/01/20	$9,500,000
10,000,000	New York State Housing Finance Agency Service Revenue Bonds, Series E (BNP Paribas)(a)	2.23	03/15/27	10,000,000

	TOTAL TAX-EXEMPT SECURITIES – BACKED BY LETTERS OF CREDIT (Cost $19,500,000)			19,500,000

REGISTERED INVESTMENT COMPANIES — 0.77%
1	BlackRock Muni Fund			1
1,830,236	Dreyfus Tax Exempt Cash Fund			1,830,236

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $1,830,237)			1,830,237

TOTAL INVESTMENTS (Cost $234,140,389)(b)	97.10%	$232,135,413
OTHER ASSETS IN EXCESS OF LIABILITIES	2.90	6,924,622

NET ASSETS	100.00%	$239,060,035

(a)	Variable Rate Security—The rate disclosed is as of March 31, 2005.
(b)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$647	$(2,005,623)	$(2,004,976)

AMBAC—American Municipal Bond Assurance Corp.

FGIC—Financial Guaranty Insurance Corp.

FGIC—SPI—Financial Guaranty Insurance Corp. Securities Purchase, Inc.

FSA—Financial Security Assurance

SPA—Standby Purchase Agreement

Notes (The following notes have not been audited by Deloitte & Touche LLP):

These municipal securities meet the three highest ratings assigned by Moody’s Investors Services, Inc. or Standard and Poor’s Corporation or, where not rated, are determined by the Advisor, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

At March 31, 2005, approximately 8% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, on which the Fund relies. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

The summary of the Fund’s investments as of March 31, 2005 is as follows: (Unaudited)

State Diversification	% of Net Assets	Market Value
New York	19.48%	$46,562,800
Texas	13.20	31,569,300
Florida	9.18	21,941,800
Pennsylvania	9.14	21,850,000
Tennessee	8.80	21,028,600
Michigan	8.37	20,000,000
Maryland	7.76	18,542,746
Georgia	7.38	17,655,880
California	4.38	10,464,900
New Jersey	4.36	10,436,400
Washington	2.16	5,166,400
Massachusetts	2.13	5,086,350
Registered Investment Company	0.76	1,830,237

Total Investments	97.10%	$232,135,413
Other Assets and Liabilities (Net)	2.90	6,924,622

Net Assets	100.00%	$239,060,035

See Notes to Financial Statements.

38

Excelsior Tax-Exempt Fund, Inc.

Portfolio of Investments — March 31, 2005

New York Intermediate-Term Tax-Exempt Fund

Principal		Rate	Maturity Date	Value
TAX-EXEMPT CASH EQUIVALENT SECURITIES — 16.53%
$ 2,100,000	Erie County, New York, Water Authority Revenue Bonds, Series A, (AMBAC) (SPA: National Australia Bank)(a)	2.26%	12/1/16	$2,100,000
4,000,000	New York City, New York, Municipal Water Finance Authority, Water & Sewer Systems Revenue Bonds, Series C, (FGIC) (SPA: FGIC-SPI)(a)	2.24	6/15/23	4,000,000
2,750,000	New York State Dormitory Authority, Mental Health Services Revenue Bonds, Sub-Series D-2A, (MBIA) (SPA: JP Morgan Chase Bank)(a)	2.28	2/15/31	2,750,000
4,500,000	Niagara Falls, New York, Bridge Commission Toll Revenue Bonds, Series A, (FGIC) (SPA: Credit Local de France)(a)	2.26	10/1/19	4,500,000
3,000,000	Port Authority of New York & New Jersey, Special Obligation Revenue Bonds, Versatile Structure Obligations, Series 5, (SPA: Morgan Guaranty Trust)(a)	2.24	5/1/19	3,000,000
6,500,000	Suffolk County, New York, Water Authority, Bond Anticipation Notes, (SPA: Bank of Nova Scotia)(a)	2.22	1/1/08	6,500,000

	TOTAL TAX-EXEMPT CASH EQUIVALENT SECURITIES (Cost $22,850,000)			22,850,000

TAX-EXEMPT SECURITIES — 60.42%
10,000,000	Long Island Power Authority, New York Electric Authority Revenue Bonds, Series A, (AMBAC)	5.50	12/1/11	11,121,300

Principal		Rate	Maturity Date	Value
TAX-EXEMPT SECURITIES — (continued)
$15,000,000	Nassau County, New York, Interim Finance Authority Revenue Bonds, Series B, (AMBAC)	5.00%	11/15/12	$16,293,000
6,000,000	New York City, New York, Transitional Finance Authority Revenue Bonds, Series A	5.25	11/1/10	6,533,580
5,000,000	New York State Dormitory Authority, New York University Revenue Bonds, Series A, (AMBAC)	5.75	7/1/12	5,648,800
6,000,000	New York State Dormitory Authority, Revenue Bonds, Series B	5.25	11/15/23	6,471,480
6,000,000	New York State Dormitory Authority, State Personal Income Tax Revenue Bonds, Series A	5.50	3/15/12	6,648,180
6,000,000	New York State Environmental Facilties Revenue Bonds, Municipal Water, Project K	5.00	6/15/12	6,531,900
5,000,000	New York State Local Government Assistance Corporation Revenue Bonds, Series A-1, (FSA)	5.00	4/1/12	5,422,700
6,000,000	New York State Thruway Authority Revenue Bonds, Local Highway & Bridge Project, Series C, (MBIA)	5.50	4/1/12	6,663,660
6,000,000	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Series A, (AMBAC)	5.00	3/15/16	6,472,860
5,000,000	Puerto Rico Electric Power Authority Revenue Bonds, Series BB, (MBIA)	6.00	7/1/11	5,718,950

	TOTAL TAX-EXEMPT SECURITIES (Cost $83,610,786)			83,526,410

See Notes to Financial Statements.

39

Excelsior Tax-Exempt Fund, Inc.

Portfolio of Investments — March 31, 2005

New York Intermediate-Term Tax-Exempt Fund — (continued)

Principal/ Shares		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES – BACKED BY LETTERS OF CREDIT — 8.90%
$ 6,500,000	New York City, New York, General Obligation Bonds, Sub-Series H-3, (Bank of New York)(a)	2.21%	3/1/34	$6,500,000
5,800,000	New York State Dormitory Authority, Oxford University Revenue Bonds, (Landesbank Hessen)(a)	2.30	7/1/23	5,800,000

	TOTAL TAX-EXEMPT SECURITIES –BACKED BY LETTERS OF CREDIT (Cost $12,300,000)			12,300,000

TAX-EXEMPT SECURITIES – ESCROWED IN U.S. GOVERNMENTS — 12.91%
10,000,000	Long Island Power Authority, New York Electric System Revenue Bonds, Series A, (FSA) (Escrowed to Maturity)	5.25	12/1/14	11,145,200
6,000,000	New York State Metropolitan Transportation Authority Revenue Bonds, Service Contract, Series 8, (FSA) (Prerefunded 07/01/13 @ 100)	5.38	7/1/21	6,707,760

	TOTAL TAX-EXEMPT SECURITIES –ESCROWED IN U.S. GOVERNMENTS (Cost $18,077,523)			17,852,960

REGISTERED INVESTMENT COMPANIES — 0.32%
1	Dreyfus New York Tax Exempt Cash Fund			1
447,785	Provident Institutional New York Money Market Fund			447,785

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $447,786)			447,786

TOTAL INVESTMENTS (Cost $137,286,096)(b)	99.08%	$136,977,156
OTHER ASSETS IN EXCESS OF LIABILITIES	0.92	1,275,750

NET ASSETS	100.00%	$138,252,906

(a)	Variable Rate Security—The rate disclosed is as of March 31, 2005.
(b)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$950,876	$(1,259,816)	$(308,940)

AMBAC—American Municipal Bond Assurance Corp.

FGIC—Financial Guaranty Insurance Corp.

FSA—Financial Security Assurance

MBIA—Municipal Bond Insurance Association

SPA—Standby Purchase Agreement

Notes (The following notes have not been audited by Deloitte & Touche LLP):

These municipal securities meet the three highest ratings assigned by Moody’s Investors Services, Inc. or Standard and Poor’s Corporation or, where not rated, are determined by the Advisor, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

At March 31, 2005, approximately 22% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, on which the Fund relies. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

At March 31,2005, approximately 96% of the net assets are invested in New York municipal securities. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers to pay the required principal and interest payments of the municipal securities.

See Notes to Financial Statements.

40

Excelsior Tax-Exempt Fund, Inc.

Portfolio of Investments — March 31, 2005

New York Intermediate-Term Tax-Exempt Fund — (continued)

The summary of the Fund’s investments as of March 31, 2005 is as follows: (Unaudited)

Portfolio Diversification	% of Net Assets	Value
Revenue Bonds	67.55%	$93,376,410
Backed by Letters of Credit	8.90	12,300,000
Escrowed to Maturity	8.06	11,145,200
Prerefunded	4.85	6,707,760
Anticipation Notes	4.70	6,500,000
General Obligation Bonds	4.70	6,500,000
Registered Investment Companies	0.32	447,786

Total Investments	99.08%	$136,977,156
Other Assets and Liabilities (Net)	0.92	1,275,750

Net Assets	100.00%	$138,252,906

See Notes to Financial Statements.

41

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2005

California Tax-Exempt Income Fund

Principal		Rate	Maturity Date	Value
TAX-EXEMPT SECURITIES — 91.81%
$ 545,000	Alameda-Contra Costa, California, Certificates of Participation, Transportation District, (AMBAC)	4.00%	08/01/12	$557,824
595,000	Berkeley, California, Unified School District, General Obligation Bonds, (FGIC)	4.38	08/01/06	608,774
35,000	California Educational Facilities Authority, Santa Clara University Revenue Bonds, (MBIA)	4.90	09/01/06	36,108
750,000	California Educational Facilities Authority, Stanford University Revenue Bonds, Series R	5.00	11/01/11	824,760
1,000,000	California State Department of Transportation Revenue Bonds, Federal Highway Grant Anticipation Bonds, Series A, (FGIC)	4.50	02/01/13	1,055,250
1,000,000	California State Department of Water Resources Central Valley Project Revenue Bonds, Series T	5.00	12/01/11	1,077,690
500,000	California State Department of Water Resources Central Valley Project Revenue Bonds, Series U	4.00	12/01/06	511,505
1,000,000	California State Department of Water Resources Central Valley Project Revenue Bonds, Series Y	5.00	12/01/10	1,092,400
1,000,000	California State Economic Recovery, General Obligation Bonds, Series A, (FGIC)	5.25	07/01/14	1,103,820
750,000	California State General Obligation Bonds	6.25	04/01/08	816,270
750,000	California State General Obligation Bonds, (MBIA)	7.50	10/01/07	833,408

Principal		Rate	Maturity Date	Value
TAX-EXEMPT SECURITIES — (continued)
$ 750,000	California State Infrastructure & Economic Development Bank Revenue Bonds, Bay Area Toll Bridges, Series A, (FSA)	5.00%	07/01/11	$819,113
250,000	California State Public Works Board, Lease Revenue Bonds, Department of Corrections, Series D, (MBIA)	4.85	09/01/08	265,695
1,000,000	California State University Systemwide Revenue Bonds, Series A, (AMBAC)	5.00	11/01/12	1,093,430
1,000,000	California Statewide Communities Development Authority Revenue Bonds, California Endowment	5.00	07/01/13	1,093,030
315,000	Central Coast Water Authority, California, Revenue Bonds, State Water Project, Series A, (AMBAC)	6.00	10/01/05	320,509
1,000,000	Central Valley School District Financing Authority, California, School District General Obligation Bonds, Series A, (MBIA)(a)	6.15	08/01/09	1,123,300
1,100,000	Cerritos, California, Public Financing Authority Tax Allocation Bonds, Redevelopment Project, Series A, (AMBAC)	3.00	11/01/10	1,080,321
545,000	Chino Basin, California, Regional Financing Authority Revenue Bonds, Municipal Water District Sewer System Project, (AMBAC)	7.00	08/01/05	553,088
350,000	Contra Costa County, California, Certificates of Participation, Capital Projects, (AMBAC)	4.63	02/01/07	362,079

See Notes to Financial Statements.

42

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2005

California Tax-Exempt Income Fund — (continued)

Principal		Rate	Maturity Date	Value
TAX-EXEMPT SECURITIES — (continued)
$ 550,000	Contra Costa, California, Transportation Authority Sales Tax Revenue Bonds, Series A, (FGIC)	6.00%	03/01/07	$583,688
1,000,000	Contra Costa, California, Transportation Authority Sales Tax Revenue Bonds, Series A, (FGIC)	6.00	03/01/08	1,087,210
750,000	East Bay, California, Regional Park District Authority General Obligation Bonds	5.00	09/01/07	789,180
250,000	Escondido, California, Unified School District General Obligation Bonds, Series A, (FGIC)	5.00	09/01/08	267,075
1,150,000	Fairfield-Suisun, California, Unified School District General Obligation Bonds, (MBIA)	4.25	08/01/10	1,211,501
975,000	Foothill-De Anza, California, Community College District General Obligation Bonds, (FGIC)	5.00	08/01/14	1,049,120
155,000	Fresno, California, Sewer Revenue Bonds, Series A-1, (AMBAC)	4.80	09/01/06	159,695
750,000	Glendale, California, Unified School District General Obligation Bonds, Series D, (MBIA)	4.50	09/01/13	784,785
745,000	Los Altos, California, School District General Obligation Bonds, Series A, (FSA)	5.00	08/01/06	768,259
300,000	Los Angeles County, California, Public Works Financing Authority Revenue Bonds, Regional Park & Open Space District, Series A	5.25	10/01/05	304,128
500,000	Los Angeles, California, Department of Airports Revenue Bonds, Series A, (FGIC)	6.00	05/15/05	502,257

Principal		Rate	Maturity Date	Value
TAX-EXEMPT SECURITIES — (continued)
$1,000,000	Los Angeles, California, Department of Water & Power Revenue Bonds, Power System, Series A, Sub-Series A-1, (MBIA)	5.00%	07/01/14	$1,084,150
1,000,000	Los Angeles, California, General Obligation Bonds, Series A, (MBIA)	4.00	09/01/13	1,022,930
150,000	Los Angeles, California, Municipal Improvement Corporation Sanitation Equipment Charge Revenue Bonds, Series A, (FSA)	4.88	02/01/06	152,901
750,000	Los Angeles, California, Municipal Improvement Corporation Sanitation Equipment Charge Revenue Bonds, Series B, (AMBAC)	4.60	02/01/06	762,840
1,000,000	Los Angeles, California, Sanitation Equipment Charge Revenue Bonds, Series A, (FSA)	5.00	02/01/10	1,082,120
500,000	Los Angeles, California, Unified School District General Obligation Bonds, Series F, (FSA)	4.50	07/01/13	528,885
1,000,000	Los Angeles, California, Wastewater System Revenue Bonds, Series A, (FGIC)	5.50	06/01/10	1,110,980
370,000	Marin, California, Municipal Water District Revenue Bonds, (AMBAC)	4.00	07/01/10	385,066
700,000	Metropolitan Water District of Southern California, General Obligation Bonds	4.25	03/01/08	728,119
1,000,000	Metropolitan Water District of Southern California, General Obligation Bonds, Series A	3.00	03/01/08	1,005,530
960,000	Metropolitan Water District of Southern California, Revenue Bonds	5.75	07/01/09	1,061,078

See Notes to Financial Statements.

43

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2005

California Tax-Exempt Income Fund — (continued)

Principal		Rate	Maturity Date	Value
TAX-EXEMPT SECURITIES — (continued)
$ 120,000	Metropolitan Water District of Southern California, Revenue Bonds, Series B, (MBIA)	5.25%	07/01/07	$126,400
1,000,000	Modesto, California, Irrigation District Financing Authority Certificates of Participation, Series A, (MBIA)	4.00	07/01/09	1,040,300
975,000	Modesto, California, Irrigation District Financing Authority Revenue Bonds, Series A, (MBIA)	5.45	10/01/07	1,034,085
1,000,000	Moulton-Niguel, California, Water District General Obligation Bonds, (AMBAC)	4.00	09/01/10	1,039,400
500,000	Napa County, California, Flood Protection & Watershed Improvement Revenue Bonds, Series A, (FGIC)	5.00	06/15/13	533,725
250,000	Northern California Power Agency, Public Power Revenue Bonds, Geothermal Project, Series A, (AMBAC)	5.50	07/01/05	251,863
125,000	Northern California Power Agency, Public Power Revenue Bonds, Series A, (AMBAC)	5.60	07/01/06	129,521
250,000	Novato, California, General Obligation Bonds, Series A, (MBIA)	6.25	08/01/07	269,400
1,100,000	Orange County, California, Local Transportation Authority Sales Tax Revenue Bonds, 1st Senior, (AMBAC)	6.00	02/15/08	1,194,511
1,000,000	Orange County, California, Local Transportation Authority Sales Tax Revenue Bonds, 2nd Senior, (FGIC)	6.00	02/15/07	1,060,030

Principal		Rate	Maturity Date	Value
TAX-EXEMPT SECURITIES — (continued)
$1,000,000	Oxnard, California, Wastewater District Financing Authority Revenue Bonds, (FGIC)	3.50%	06/01/09	$1,020,160
1,000,000	Rancho, California, Water District Financing Authority Revenue Bonds, Series A, (FSA)	5.50	08/01/10	1,114,280
255,000	Sacramento, California, City Financing Authority Lease Revenue Bonds, Series A, (AMBAC)	5.05	11/01/06	264,519
300,000	San Bernardino County, California, Certificates of Participation, Medical Center Financing Project, (MBIA)	5.50	08/01/07	318,147
1,000,000	San Diego County, California, Certificates of Participation, (AMBAC)	5.00	11/01/11	1,090,430
250,000	San Diego, California, General Obligation Bonds, Public Safety Communication Project	6.50	07/15/08	275,055
1,000,000	San Diego, California, Public Facilities Financing Authority Sewer Revenue Bonds, (FGIC)	5.20	05/15/13	1,023,460
300,000	San Diego, California, Public Facilities Financing Authority Sewer Revenue Bonds, Series B, (FGIC)	5.00	05/15/08	316,767
1,000,000	San Diego, California, Public Facilities Financing Authority Water Revenue Bonds, (MBIA)	5.00	08/01/11	1,093,260
875,000	San Francisco, California, Bay Area Rapid Transit District, Sales Tax Revenue Bonds	5.50	07/01/07	925,103
1,500,000	San Francisco, California, City & County Airports Commission, Airport Revenue Bonds, 2nd Series, Issue 20, (MBIA)	5.00	05/01/06	1,538,444

See Notes to Financial Statements.

44

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2005

California Tax-Exempt Income Fund — (continued)

Principal		Rate	Maturity Date	Value
TAX-EXEMPT SECURITIES — (continued)
$1,000,000	San Francisco, California, City & County General Obligation Bonds, (FSA)	5.00%	06/15/08	$1,066,740
680,000	San Francisco, California, City & County General Obligation Bonds, Series 1, (FGIC)	4.50	06/15/05	682,951
1,020,000	San Francisco, California, City & County Parking Authority Revenue Bonds, Parking Meter Project, Series 1, (FGIC)	4.00	06/01/06	1,036,942
625,000	San Jose, California, Redevelopment Agency Tax Allocation Bonds, Merged Area Redevelopment Project, (AMBAC)	4.75	08/01/05	629,800
500,000	San Jose, California, Redevelopment Agency Tax Allocation Bonds, Merged Area Redevelopment Project, (AMBAC)	5.00	08/01/07	525,815
750,000	San Mateo County, California, Transportation District, Sales Tax Revenue Bonds, Series A, (FSA)	5.00	06/01/09	808,778
800,000	San Mateo, Foster City, California, School District General Obligation Bonds, (FSA)	4.00	09/01/13	816,440
510,000	Santa Barbara, California, Waterfront Certificates of Participation, (AMBAC)	4.13	10/01/12	528,115
1,075,000	Santa Clara County, California, Financing Authority Revenue Bonds, Multiple Facilities Project, Series A, (AMBAC)	4.50	05/15/12	1,113,464
500,000	Santa Clara County, California, Transportation District, Sales Tax Revenue Bonds, Series A	4.50	06/01/06	511,305

Principal		Rate	Maturity Date	Value
TAX-EXEMPT SECURITIES — (continued)
$1,000,000	Southern California Public Power Authority Revenue Bonds, Transmission Project, Series A, (MBIA)	5.25%	07/01/09	$1,079,600
1,000,000	Southern California Public Power Authority Revenue Bonds, Transmission Project, Series B, (FSA)	4.25	07/01/11	1,050,250
600,000	University of California Revenue Bonds, Multi-Purpose Projects, Series F, (FGIC)	5.00	09/01/08	625,182

	TOTAL TAX-EXEMPT SECURITIES (Cost $56,881,446)			57,794,113

TAX-EXEMPT SECURITIES – ESCROWED IN U.S. GOVERNMENTS — 3.58%
100,000	California State Educational Facilities Authority Revenue Bonds, Santa Clara University, (MBIA) (Escrowed to Maturity)	4.90	09/01/06	103,222
125,000	Los Angeles, California, Department of Water & Power Electric Plant Revenue Bonds, (AMBAC) (Escrowed to Maturity)	4.60	08/15/06	126,089
40,000	Metropolitan Water District of Southern California, Waterworks Revenue Bonds (Escrowed to Maturity)	5.75	07/01/09	44,195
80,000	Metropolitan Water District of Southern California, Waterworks Revenue Bonds, Series B, (MBIA) (Prerefunded 07/01/06 @ 102)	5.25	07/01/07	84,165
125,000	Northern California Power Agency Revenue Bonds, Public Power, Series A, (AMBAC) (Escrowed to Maturity)	5.60	07/01/06	129,615

See Notes to Financial Statements.

45

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2005

California Tax-Exempt Income Fund — (continued)

Principal/ Shares		Rate	Maturity Date	Value
TAX-EXEMPT SECURITIES – ESCROWED IN U.S. GOVERNMENTS — (continued)
$ 400,000	Sacramento County, California, Sanitation District Financing Authority Revenue Bonds (Escrowed to Maturity)	5.50%	12/01/05	$408,136
825,000	San Bernardino County, California, Certificates of Participation, Medical Center Financing Project, Series A, (MBIA) (Prerefunded 08/01/05 @ 102)	5.50	08/01/22	849,898
500,000	San Francisco, California, Bay Area Rapid Transit District, Sales Tax Revenue Bonds, (FGIC) (Prerefunded 07/01/05 @ 101)	5.50	07/01/20	508,795

	TOTAL TAX-EXEMPT SECURITIES – ESCROWED IN U.S. GOVERNMENTS (Cost $2,226,065)			2,254,115

REGISTERED INVESTMENT COMPANIES — 5.10%
1,537,436	BlackRock California Money Fund			1,537,436
1,670,387	Federated California Money Fund			1,670,387

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $3,207,823)			3,207,823

TOTAL INVESTMENTS (Cost $62,315,334)(b)	100.49%	$63,256,051
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.49)	(306,960)

NET ASSETS	100.00%	$62,949,091

(a)	All or part of the security is segregated by the fund’s custodian to cover future purchase commitments.
(b)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$1,174,205	$(233,488)	$940,717

AMBAC—American Municipal Bond Assurance Corp.

FGIC—Financial Guaranty Insurance Corp.

FSA—Financial Security Assurance

MBIA—Municipal Bond Insurance Association

Notes: (The following notes have not been audited by Deloitte & Touche LLP):

These municipal securities meet the three highest ratings assigned by Moody’s Investors Services, Inc. or Standard and Poor’s Corporation or, where not rated, are determined by the Advisor, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

At March 31, 2005, approximately 4% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, on which the Fund relies. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

At March 31, 2005, approximately, 95% of the net assets are invested in California municipal securities. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers to pay the required principal and interest payments of the municipal securities.

See Notes to Financial Statements.

46

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2005

California Tax-Exempt Income Fund — (continued)

The summary of the Fund’s investments as of March 31, 2005 is as follows: (Unaudited)

Portfolio Diversification	% of Net Assets	Value
Revenue Bonds	55.40%	$34,870,340
General Obligation Bonds	26.67	16,790,942
Certificates of Participation	6.19	3,896,895
Registered Investment Companies	5.10	3,207,823
Tax Allocation Bonds	3.55	2,235,936
Prerefunded	2.29	1,442,858
Escrowed to Maturity	1.29	811,257

Total Investments	100.49%	$63,256,051
Other Assets and Liabilities (Net)	(0.49)	(306,960)

Net Assets	100.00%	$62,949,091

See Notes to Financial Statements.

47

Excelsior Funds

Statements of Assets and Liabilities

March 31, 2005

	Managed Income Fund	Intermediate- Term Managed Income Fund	Short-Term Government Securities Fund	High Yield Fund
ASSETS:
Investments, at cost — see accompanying portfolios	$209,787,935	$410,376,775	$410,985,834	$166,457,693

Investments, at value (Note 1)	$212,431,458	$408,600,984	$405,197,160	$165,985,211
Cash	12,563	17,876	201,195	—
Interest receivable	1,235,057	2,851,586	1,901,807	3,770,987
Receivable for investments sold	25,557,790	—	7,803,586	1,252,132
Receivable for fund shares sold	244,407	678,849	823,236	920,433

Total Assets:	239,481,275	412,149,295	415,926,984	171,928,763
LIABILITIES:
Payable for dividends declared	428,319	1,139,984	885,694	753,861
Payable for investments purchased	26,389,789	—	11,842,517	525,028
Payable for fund shares redeemed	507,723	368,636	387,397	890,048
Investment advisory fees payable (Note 2)	65,342	67,836	40,202	78,832
Administration fees payable (Note 2)	27,375	52,175	51,693	23,025
Shareholder servicing fees payable (Note 2)	28,830	51,168	90,853	35,843
Directors’/Trustees’ fees and expenses payable (Note 2)	9	36	301	45
Cash overdraft	—	—	—	120,143
Accrued expenses and other payables	100,902	77,099	110,520	54,870

Total Liabilities:	27,548,289	1,756,934	13,409,177	2,481,695

NET ASSETS:	$211,932,986	$410,392,361	$402,517,807	$169,447,068

NET ASSETS consist of:
Undistributed (distributions in excess of) net investment income	$9,744	$108,371	$35,416	$(1,124,014)
Accumulated net realized gain (loss) on investment	1,913,595	1,015,485	(7,407,519)	(61,284,586)
Unrealized appreciation (depreciation) of investments	2,643,523	(1,775,791)	(5,788,674)	(472,482)
Par value (Note 5)	23,151	57,315	57,469	363
Paid in capital in excess of par value	207,342,973	410,986,981	415,621,115	232,327,787

Net Assets	$211,932,986	$410,392,361	$402,517,807	$169,447,068

Net Assets:
Shares	$211,931,836	$410,392,361	$402,517,807	$156,139,159
Institutional Shares	—	—	—	13,307,909
Retirement Shares	1,150	—	—	—
Shares outstanding (Note 5):
Shares	23,150,973	57,314,794	57,469,089	33,455,324
Institutional Shares	—	—	—	2,853,076
Retirement Shares	126	—	—	—
NET ASSET VALUE PER SHARE (net assets ÷ shares outstanding)
Shares	$9.15	$7.16	$7.00	$4.67

Institutional Shares	—	—	—	$4.66

Retirement Shares	$9.16	—	—	—

See Notes to Financial Statements.

48

Long-Term Tax-Exempt Fund	Intermediate- Term Tax-Exempt Fund	Short-Term Tax-Exempt Securities Fund	New York Intermediate- Term Tax-Exempt Fund	California Tax-Exempt Income Fund

$60,219,688	$340,455,193	$234,140,389	$137,286,096	$62,315,334

$61,080,709	$346,535,748	$232,135,413	$136,977,156	$63,256,051
—	1,085	—	9,392	—
595,337	3,983,393	2,460,483	1,622,268	690,377
1,406,819	—	4,797,906	—	—
90	183,890	826,267	—	310,000

63,082,955	350,704,116	240,220,069	138,608,816	64,256,428

120,118	752,786	268,064	243,432	128,065
—	—	—	—	1,143,618
78,202	169,533	756,597	1,785	—
13,223	59,115	31,149	39,140	—
8,141	45,049	31,827	18,063	5,238
16,136	66,268	26,441	19,878	7,868
19	108	75	51	19
—	—	—	—	—
29,979	71,459	45,881	33,561	22,529

265,818	1,164,318	1,160,034	355,910	1,307,337

$62,817,137	$349,539,798	$239,060,035	$138,252,906	$62,949,091

$1,526	$4,425	$5,326	$2,760	$1,659
(262,322)	367,896	(389,388)	1,825,238	(975)
861,021	6,080,555	(2,004,976)	(308,940)	940,717
6,241	37,146	33,544	15,875	8,659
62,210,671	343,049,776	241,415,529	136,717,973	61,999,031

$62,817,137	$349,539,798	$239,060,035	$138,252,906	$62,949,091

$62,817,137	$349,539,798	$239,060,035	$138,252,906	$62,949,091
—	—	—	—	—
—	—	—	—	—

6,240,665	37,146,248	33,544,498	15,875,072	8,658,639
—	—	—	—	—
—	—	—	—	—

$10.07	$9.41	$7.13	$8.71	$7.27

—	—	—	—	—

—	—	—	—	—

See Notes to Financial Statements.

49

Excelsior Funds

Statements of Operations

Year Ended March 31, 2005

	Managed Income Fund	Intermediate- Term Managed Income Fund	Short-Term Government Securities Fund	High Yield Fund
INVESTMENT INCOME:
Interest	$12,833,462	$16,316,282	$13,976,881	$14,252,775
Dividend	82,331	—	—	—

Total Income	12,915,793	16,316,282	13,976,881	14,252,775
EXPENSES:
Investment advisory fees (Note 2)	1,976,828	1,381,522	1,318,396	1,479,257
Administration fees (Note 2)	399,281	597,889	665,654	280,116
Shareholder servicing fees — Shares (Note 2)	637,856	947,335	1,098,664	391,840
Legal and audit fees	70,024	93,603	104,751	54,921
Re-audit expenses (Note 2)	26,987	36,315	41,679	17,634
Custodian fees	12,964	23,928	30,907	8,603
Registration and filing fees	29,013	23,029	25,425	41,659
Shareholder reports	20,156	20,791	27,200	16,899
Transfer agent fees	153,507	45,353	102,367	45,470
Directors’/Trustees’ fees and expenses (Note 2)	7,269	10,639	12,385	8,164
Miscellaneous expenses	25,976	37,565	35,517	24,568

Total Expenses	3,359,861	3,217,969	3,462,945	2,369,131
Fees waived and reimbursed by:
Investment Adviser (Note 2)	(912,503)	(752,670)	(703,376)	(451,580)
Administrator (Note 2)	(43,265)	(65,368)	(75,529)	(29,194)
Re-audit expenses paid by Investment Adviser (Note 2)	(26,987)	(36,315)	(41,679)	(17,634)

Net Expenses	2,377,106	2,363,616	2,642,361	1,870,723

NET INVESTMENT INCOME	10,538,687	13,952,666	11,334,520	12,382,052

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (Note 1)
Net realized gain (loss) on security transactions	3,809,789	1,414,970	(3,590,260)	1,684,436
Change in unrealized appreciation/depreciation of investments during the period	(9,984,664)	(14,217,960)	(7,603,787)	(3,437,364)

Net realized and unrealized (loss) on investments	(6,174,875)	(12,802,990)	(11,194,047)	(1,752,928)

Net increase (decrease) in net assets resulting from operations	$4,363,812	$1,149,676	$140,473	$10,629,124

See Notes to Financial Statements.

50

Long-Term Tax-Exempt Fund	Intermediate- Term Tax-Exempt Fund	Short-Term Tax-Exempt Securities Fund	New York Intermediate- Term Tax-Exempt Fund	California Tax-Exempt Income Fund

$2,333,844	$12,082,920	$5,097,711	$5,029,365	$2,340,593
—	—	—	—	—

2,333,844	12,082,920	5,097,711	5,029,365	2,340,593

328,579	1,262,089	845,414	769,441	317,727
99,562	546,216	426,960	233,154	96,272
158,375	883,466	676,333	369,332	152,509
30,129	86,664	70,164	46,855	27,615
10,528	31,092	28,570	16,850	9,535
6,353	15,671	14,480	9,614	7,289
16,420	20,812	18,656	16,498	17,504
5,211	24,558	17,383	10,173	4,092
28,446	35,264	19,027	16,671	13,505
2,530	13,545	10,556	5,908	2,352
8,122	23,821	18,865	12,168	17,045

694,255	2,943,198	2,146,408	1,506,664	665,445

(145,612)	(501,508)	(371,474)	(228,828)	(309,048)
(11,284)	(61,864)	(51,897)	(27,280)	(28,478)

(10,528)	(31,092)	(28,570)	(16,850)	(9,535)

526,831	2,348,734	1,694,467	1,233,706	318,384

1,807,013	9,734,186	3,403,244	3,795,659	2,022,209

285,872	374,010	(389,388)	2,398,438	(311)

(549,586)	(10,001,492)	(3,435,518)	(5,684,669)	(1,976,428)

(263,714)	(9,627,482)	(3,824,906)	(3,286,231)	(1,976,739)

$1,543,299	$106,704	$(421,662)	$509,428	$45,470

See Notes to Financial Statements.

51

Excelsior Funds

Statements of Changes in Net Assets

	Managed Income Fund		Intermediate-Term Managed Income Fund
	Year Ended March 31,		Year Ended March 31,
	2005	2004	2005	2004
Net investment income	$10,538,687	$11,400,699	$13,952,666	$14,207,657
Net realized gain (loss) on security transactions	3,809,789	2,230,517	1,414,970	4,745,495
Change in unrealized appreciation (depreciation) of investments during the period	(9,984,664)	1,241,354	(14,217,960)	1,253,132

Net increase (decrease) in net assets resulting from operations	4,363,812	14,872,570	1,149,676	20,206,284

Distributions to shareholders:
From net investment income
Shares	(10,706,658)	(11,408,944)	(14,239,514)	(14,252,672)
Institutional Shares	—	—	—	—
Retirement Shares	(4)	—	—	—
Tax Return of Capital
Shares	—	—	—	—
Institutional Shares	—	—	—	—
From net realized gain on investments	(1,392,832)	(4,038,025)	(572,247)	(5,570,809)

Total distributions	(12,099,494)	(15,446,969)	(14,811,761)	(19,823,481)

Increase (decrease) in net assets from fund share transactions (Note 5)
Shares	(49,359,232)	(23,580,863)	10,787,119	8,257,424
Institutional Shares	—	—	—	—
Retirement Shares	1,054	—	—	—

Total from fund share transactions	(49,358,178)	(23,580,863)	10,787,119	8,257,424

Net increase (decrease) in net assets	(57,093,860)	(24,155,262)	(2,874,966)	8,640,227

NET ASSETS:
Beginning of period	269,026,846	293,182,108	413,267,327	404,627,100

End of period (1)	$211,932,986	$269,026,846	$410,392,361	$413,267,327

(1) Including undistributed (distributions in excess of) net investment income	$9,744	$—	$108,371	$—

See Notes to Financial Statements.

52

Short-Term Government Securities Fund		High Yield Fund		Long-Term Tax-Exempt Fund
Year Ended March 31,		Year Ended March 31,		Year Ended March 31,
2005	2004	2005	2004	2005	2004
$11,334,520	$10,940,751	$12,382,052	$14,179,264	$1,807,013	$2,199,992
(3,590,260)	1,337,588	1,684,436	(26,899,527)	285,872	2,026,982
(7,603,787)	(3,868,234)	(3,437,364)	57,311,938	(549,586)	(1,032,776)

140,473	8,410,105	10,629,124	44,591,675	1,543,299	3,194,198

(13,634,235)	(13,530,916)	(10,208,446)	(8,984,610)	(1,805,611)	(2,199,868)
—	—	(1,404,626)	(1,882,202)	—	—
—	—	—	—	—	—

—	—	—	(2,649,803)	—	—
—	—	—	(510,855)	—	—
—	(1,503,956)	—	—	—	—

(13,634,235)	(15,034,872)	(11,613,072)	(14,027,470)	(1,805,611)	(2,199,868)

(53,206,126)	(23,676,320)	5,713,795	(4,682,644)	(9,703,641)	(23,176,722)
—	—	(9,399,526)	(20,356,959)	—	—
—	—	—	—	—	—

(53,206,126)	(23,676,320)	(3,685,731)	(25,039,603)	(9,703,641)	(23,176,722)

(66,699,888)	(30,301,087)	(4,669,679)	5,524,602	(9,965,953)	(22,182,392)

469,217,695	499,518,782	174,116,747	168,592,145	72,783,090	94,965,482

$402,517,807	$469,217,695	$169,447,068	$174,116,747	$62,817,137	$72,783,090

$35,416	$(900)	$(1,124,014)	$(1,621,594)	$1,526	$124

See Notes to Financial Statements.

53

Excelsior Funds

Statements of Changes in Net Assets

	Intermediate-Term Tax-Exempt Fund		Short-Term Tax-Exempt Securities Fund
	Year Ended March 31,		Year Ended March 31,
	2005	2004	2005	2004
Net investment income	$9,734,186	$10,391,572	$3,403,244	$3,469,027
Net realized gain (loss) on security transactions	374,010	6,421,021	(389,388)	138,268
Change in unrealized appreciation (depreciation) of investments during the period	(10,001,492)	(435,500)	(3,435,518)	573,155

Net increase (decrease) in net assets resulting from operations	106,704	16,377,093	(421,662)	4,180,450

Distributions to shareholders:
From net investment income
Shares	(9,735,305)	(10,386,027)	(3,408,178)	(3,456,342)
From net realized gain on investments	(1,550,278)	(13,530,881)	(50,253)	—

Total distributions	(11,285,583)	(23,916,908)	(3,458,431)	(3,456,342)

Increase (decrease) in net assets from fund share transactions (Note 5)	(26,905,099)	(11,938,064)	(117,663,509)	68,597,584

Net increase (decrease) in net assets	(38,083,978)	(19,477,879)	(121,543,602)	69,321,692

NET ASSETS:
Beginning of period	387,623,776	407,101,655	360,603,637	291,281,945

End of period (1)	$349,539,798	$387,623,776	$239,060,035	$360,603,637

(1) Including undistributed net investment income	$4,425	$5,545	$5,326	$12,685

See Notes to Financial Statements.

54

New York Intermediate-Term Tax-Exempt Fund		California Tax-Exempt Income Fund
Year Ended March 31,		Year Ended March 31,
2005	2004	2005	2004
$3,795,659	$4,388,322	$2,022,209	$2,027,620
2,398,438	4,269,437	(311)	(664)
(5,684,669)	(1,558,337)	(1,976,428)	(12,855)

509,428	7,099,422	45,470	2,014,101

(3,794,893)	(4,385,426)	(2,021,815)	(2,026,301)
(1,466,615)	(5,786,218)	—	—

(5,261,508)	(10,171,644)	(2,021,815)	(2,026,301)

(35,102,085)	(6,220,877)	(1,968,940)	712,830

(39,854,165)	(9,293,099)	(3,945,285)	700,630

178,107,071	187,400,170	66,894,376	66,193,746

$138,252,906	$178,107,071	$62,949,091	$66,894,376

$2,760	$2,025	$1,659	$1,264

See Notes to Financial Statements.

55

Excelsior Funds

Financial Highlights — Selected Per Share Data and Ratios

	Net Asset Value Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Total From Investment Operations	Distributions From Net Investment Income		Distributions From Net Realized Gain on Investments	Total Distributions
MANAGED INCOME FUND
Shares — (01/09/86*)
Year Ended March 31,
2005	$9.43	$0.37	(2)	$(0.23)		$0.14	$(0.37)		$(0.05)	$(0.42)
2004	9.43	0.38		0.14		0.52	(0.38)		(0.14)	(0.52)
2003	8.95	0.47		0.50		0.97	(0.48)		(0.01)	(0.49)
2002	9.11	0.49		(0.10)		0.39	(0.50)		(0.05)	(0.55)
2001	8.55	0.50		0.56		1.06	(0.50)		—	(0.50)
INTERMEDIATE-TERM MANAGED INCOME FUND
Shares — (12/31/92*)
Year Ended March 31,
2005	$7.40	$0.26	(2)	$(0.22)		$0.03	$(0.26)		$(0.01)	$(0.27)
2004	7.39	0.26		0.11		0.37	(0.26)		(0.10)	(0.36)
2003	7.10	0.37		0.36		0.73	(0.40)		(0.04)	(0.44)
2002	7.18	0.39		(0.06)		0.33	(0.39)		(0.02)	(0.41)
2001	6.77	0.42		0.41		0.83	(0.42)		—	(0.42)
SHORT-TERM GOVERNMENT SECURITIES FUND
Shares — (12/31/92*)
Year Ended March 31,
2005	$7.22	$0.18	(2)	$(0.18)		—	$(0.22)		—	$(0.22)
2004	7.31	0.16		(0.03)		$0.13	(0.20)		$(0.02)	(0.22)
2003	7.11	0.26		0.25		0.51	(0.26)		(0.05)	(0.31)
2002	7.09	0.33		0.05		0.38	(0.34)		(0.02)	(0.36)
2001	6.87	0.39		0.22		0.61	(0.39)		—	(0.39)
HIGH YIELD FUND
Shares — (10/31/00*)
Year Ended March 31,
2005	$4.71	$0.34	(2)	$(0.08)		$0.26	$(0.30)		—	$(0.30)
2004	3.99	0.35	(2)	0.71	(2)	1.06	(0.34	)(3)	—	(0.34)
2003	6.20	0.88	(2)	(1.54	)(2)	(0.66)	(1.55	)(4)	—	(1.55)
2002	7.26	1.08		(1.01)		0.07	(1.09)		$(0.04)	(1.13)
2001	7.00	0.27		0.26		0.53	(0.27)		—	(0.27)

* Commencement of Operations.

(1)	Expense ratios before waiver to fees and reimbursement of expenses by adviser and administrator.
(2)	For comparative purposes per share amounts are based on average shares outstanding.
(3)	Includes a tax return of capital of $(0.08).
(4)	Includes a tax return of capital of $(0.51).
(5)	Not Annualized
(6)	Annualized

See Notes to Financial Statements.

56

Net Asset Value, End of Period	Total Return		Net Assets, End of Period (000’s)	Ratio of Net Operating Expenses to Average Net Assets		Ratio of Gross Operating Expenses to Average Net Assets (1)		Ratio of Net Investement Income to Average Net Assets		Portfolio Turnover Rate		Fee Waivers (Note 2)

$9.15	1.55%		$211,932	0.90%		1.27%		3.99%		90%		$0.03	(2)
9.43	5.74%		269,027	0.87%		1.11%		4.06%		84%		0.02
9.43	11.07%		293,182	0.84%		0.95%		5.10%		120%		0.01
8.95	4.34%		247,804	0.87%		1.04%		5.39%		129%		0.02
9.11	12.80%		252,173	0.88%		1.01%		5.81%		99%		0.01

$7.16	0.45%		$410,392	0.60%		0.81%		3.53%		59%		$0.02	(2)
7.40	5.25%		413,267	0.56%		0.69%		3.56%		85%		0.01
7.39	10.50%		404,627	0.53%		0.69%		4.56%		98%		0.01
7.10	4.60%		273,267	0.52%		0.69%		5.47%		117%		0.01
7.18	12.73%		219,600	0.56%		0.69%		6.11%		108%		0.01

$7.00	0.01%		$402,518	0.60%		0.79%		2.57%		106%		$0.01	(2)
7.22	1.90%		469,218	0.53%		0.67%		2.26%		231%		0.01
7.31	7.27%		499,519	0.49%		0.64%		3.22%		170%		0.01
7.11	5.35%		193,780	0.51%		0.61%		4.33%		75%		0.01
7.09	9.14%		75,694	0.57%		0.67%		5.59%		118%		0.01

$4.67	5.54%		$156,139	1.04%		1.30%		6.50%		70%		$0.01	(2)
4.71	27.45%		151,476	1.05%		1.36%		7.79%		170%		0.01
3.99	(10.49)%		131,342	1.08%		1.35%		18.06%		153%		0.01
6.20	1.27%		172,890	1.03%		1.35%		17.56%		310%		0.02
7.26	7.76	%(5)	57,670	1.05	%(6)	1.55	%(6)	9.43	%(6)	169	%(6)	0.01

See Notes to Financial Statements.

57

Excelsior Funds

Financial Highlights — Selected Per Share Data and Ratios

	Net Asset Value Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gain on Investments	Total Distributions
LONG-TERM TAX-EXEMPT FUND
Shares — (02/05/86*)
Year Ended March 31,
2005	$10.08	$0.27	(2)	$(0.01)	$0.27	$(0.28)	—	$(0.28)
2004	9.95	0.26		0.13	0.39	(0.26)	—	(0.26)
2003	9.48	0.29		0.47	0.76	(0.29)	—	(0.29)
2002	9.62	0.36		(0.14)	0.22	(0.36)	—	(0.36)
2001	8.99	0.40		0.63	1.03	(0.40)	—	(0.40)
INTERMEDIATE-TERM TAX-EXEMPT FUND
Shares — (12/03/85*)
Year Ended March 31,
2005	$9.69	$0.26	(2)	$(0.24)	$0.02	$(0.26)	$(0.04)	$(0.30)
2004	9.88	0.26		0.15	0.41	(0.26)	(0.34)	(0.60)
2003	9.39	0.31		0.55	0.86	(0.31)	(0.06)	(0.37)
2002	9.57	0.35		(0.12)	0.23	(0.35)	(0.06)	(0.41)
2001	9.06	0.38		0.51	0.89	(0.38)	—	(0.38)
SHORT-TERM TAX-EXEMPT SECURITIES FUND
Shares — (12/31/92*)
Year Ended March 31,
2005	$7.22	$0.09	(2)	$(0.09)	—	$(0.09)	— (3)	$(0.09)
2004	7.20	0.08		0.02	$0.10	(0.08)	—	(0.08)
2003	7.17	0.12		0.03	0.15	(0.12)	—	(0.12)
2002	7.15	0.20		0.03	0.23	(0.20)	$(0.01)	(0.21)
2001	7.02	0.28		0.13	0.41	(0.28)	—	(0.28)
NEW YORK INTERMEDIATE-TERM TAX-EXEMPT FUND
Shares — (05/31/90*)
Year Ended March 31,
2005	$8.97	$0.22	(2)	$(0.17)	$0.05	$(0.22)	$(0.09)	$(0.31)
2004	9.12	0.22		0.14	0.36	(0.22)	(0.29)	(0.51)
2003	8.74	0.27		0.51	0.78	(0.27)	(0.13)	(0.40)
2002	8.83	0.31		(0.09)	0.22	(0.31)	—	(0.31)
2001	8.34	0.33		0.49	0.82	(0.33)	—	(0.33)
CALIFORNIA TAX-EXEMPT INCOME FUND
Shares — (10/01/96*)
Year Ended March 31,
2005	$7.49	$0.23	(2)	$(0.22)	$0.01	$(0.23)	—	$(0.23)
2004	7.49	0.24		—	0.24	(0.24)	—	(0.24)
2003	7.27	0.25		0.22	0.47	(0.25)	— (3)	(0.25)
2002	7.30	0.26		(0.02)	0.24	(0.26)	$(0.01)	(0.27)
2001	7.07	0.26		0.23	0.49	(0.26)	—	(0.26)

* Commencement of Operations.

(1)	Expense ratios before waiver of fees and reimbursement of expenses by adviser and administrator.
(2)	For comparative purposes, per share amounts are based on average shares outstanding.
(3)	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

58

Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000’s)	Ratio of Net Operating Expenses to Average Net Assets	Ratio of Gross Operating Expenses to Average Net Assets (1)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate	Fee Waivers (Note 2)

$10.07	2.68%	$62,817	0.80%	1.05%	2.74%	87%	$0.03	(2)
10.08	4.01%	72,783	0.73%	0.80%	2.64%	111%	0.01
9.95	8.12%	94,965	0.70%	0.77%	2.99%	51%	0.01
9.48	2.29%	115,178	0.72%	0.82%	3.66%	35%	0.01
9.62	11.69%	135,515	0.77%	0.83%	4.33%	60%	0.01

$9.41	0.20%	$349,540	0.65%	0.81%	2.69%	—	$0.02	(2)
9.69	4.19%	387,624	0.56%	0.63%	2.60%	31%	0.01
9.88	9.31%	407,102	0.51%	0.59%	3.15%	48%	0.01
9.39	2.41%	370,018	0.52%	0.64%	3.67%	67%	0.01
9.57	10.07%	341,170	0.57%	0.64%	4.17%	84%	0.01

$7.13	(0.01)%	$239,060	0.60%	0.76%	1.21%	10%	$0.01	(2)
7.22	1.40%	360,604	0.47%	0.59%	1.12%	99%	0.01
7.20	2.04%	291,282	0.46%	0.58%	1.57%	31%	0.01
7.17	3.20%	165,690	0.48%	0.55%	2.60%	111%	0.01
7.15	5.94%	83,336	0.58%	0.65%	3.97%	42%	—

$8.71	0.52%	$138,253	0.80%	0.98%	2.46%	15%	$0.02	(2)
8.97	4.06%	178,107	0.68%	0.73%	2.41%	42%	—	(3)
9.12	8.96%	187,400	0.67%	0.72%	2.96%	43%	—	(3)
8.74	2.54%	178,608	0.67%	0.72%	3.53%	45%	—
8.83	10.02%	144,421	0.73%	0.75%	3.90%	39%	—

$7.27	0.20%	$62,949	0.50%	1.05%	3.18%	10%	$0.04	(2)
7.49	3.19%	66,894	0.50%	0.90%	3.14%	15%	0.03
7.49	6.59%	66,194	0.46%	0.50%	3.36%	9%	—	(3)
7.27	3.32%	58,230	0.50%	0.87%	3.55%	4%	0.03
7.30	7.09%	54,605	0.50%	0.97%	3.69%	6%	0.03

See Notes to Financial Statements.

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EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS

1.    Significant Accounting Policies:

Excelsior Funds, Inc. (“Excelsior Fund”) was incorporated under the laws of the State of Maryland on August 2, 1984. Excelsior Tax-Exempt Funds, Inc. (“Excelsior Tax-Exempt Fund”) was incorporated under the laws of the State of Maryland on August 8, 1984. Excelsior Funds Trust (the “Trust”) is a statutory trust organized under the laws of the State of Delaware on April 27, 1994. Excelsior Fund, Excelsior Tax-Exempt Fund and the Trust are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as open-ended diversified management investment companies with the exception of New York Intermediate-Term Tax-Exempt Fund, California Tax-Exempt Income Fund, New York Tax-Exempt Money Fund, Energy and Natural Resources Fund and Real Estate Fund, each of which are non-diversified.

Excelsior Fund, Excelsior Tax-Exempt Fund and the Trust currently offer shares in fifteen, seven and seven managed investment portfolios, respectively, each having its own investment objectives and policies. The following is a summary of significant accounting policies for Managed Income Fund, Intermediate-Term Managed Income Fund and Short-Term Government Securities Fund, portfolios of Excelsior Fund, Long-Term Tax-Exempt Fund, Intermediate-Term Tax-Exempt Fund, Short-Term Tax-Exempt Securities Fund, New York Intermediate-Term Tax-Exempt Fund and California Tax-Exempt Income Fund, portfolios of Excelsior Tax-Exempt Fund, and High Yield Fund, a portfolio of the Trust (collectively, the “Funds”). Such policies are in conformity with accounting principles generally accepted in the United States of America and are consistently followed by Excelsior Fund, Excelsior Tax-Exempt Fund and the Trust in the preparation of their financial statements. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The High Yield Fund offers two classes of shares: Shares and Institutional Shares. The Managed Income Fund offers two classes of shares: Shares and Retirement Shares. The Financial Highlights of the Institutional Shares and Retirement Shares as well as the financial statements for the remaining portfolios of Excelsior Fund, Excelsior Tax-Exempt Fund and the Trust are presented separately.

(a) Portfolio valuation:

Investments in securities that are traded on recognized domestic and foreign stock exchanges are valued at the last sale price on the exchange on which such securities are primarily traded or at the last quoted sale price on a national securities market. Securities traded over-the-counter are valued each business day on the basis of closing over-the-counter bid prices. Securities for which there were no transactions are valued at the last quoted sales price for the most recent day such prices were available. Short-term debt instruments that mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method values a security at its cost at the time of purchase (or at its market value 61 days before maturity) and thereafter assumes a constant amortization to maturity of any bond premium or discount. Securities and other assets for which market quotations are not readily available are valued in good faith at fair value pursuant to procedures adopted by the Board of Directors with regard to Excelsior Fund and Excelsior Tax-Exempt Fund and the Board of Trustees with regard to the Trust.

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Investments in securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant event has occurred subsequent to the close of such foreign exchange and prior to the time at which the Fund’s net asset value is determined, then such securities are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors with regard to Excelsior Fund and the Board of Trustees with regard to the Trust.

Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The Funds do not isolate the portion of gains and losses on investment securities that is due to changes in foreign exchange rates from that which is due to changes in market prices of such securities. The Funds report gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such components are treated as ordinary income or loss for Federal income tax purposes.

(b) Concentration of risks:

The High Yield Fund is subject to special risks associated with investments in high yield bonds, which involve greater risk of default or downgrade and are more volatile than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of high yield bonds may be more susceptible than other issuers to economic downturns. High yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately repay principal upon maturity. Discontinuation of these payments could adversely affect the market value of the security.

At March 31, 2005, approximately, 96% of the net assets of the New York Intermediate-Term Tax-Exempt Fund is invested in New York municipal securities and 95% of the net assets of the California Tax-Exempt Income Fund is invested in California municipal securities. Economic changes affecting the states and certain of its public bodies and municipalities may affect the ability of issuers to pay the required principal and interest payments of the municipal securities.

(c) Security transactions and investment income:

Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and, when appropriate, discounts on investments, is earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Funds are informed of the dividend.

(d) Repurchase agreements:

The Funds may purchase portfolio securities from financial institutions deemed to be creditworthy by the investment adviser subject to the seller’s agreement to repurchase and the Funds’ agreement to resell such securities at mutually agreed upon prices. Securities purchased

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subject to such repurchase agreements are deposited with the Funds’ custodian or sub-custodian or are maintained in the Federal Reserve/Treasury book-entry system and must have, at all times, an aggregate market value not less than the repurchase price (including accrued interest).

Default or bankruptcy of the seller may, however, expose the applicable Fund to possible delay in connection with the disposition of the securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.

(e) TBA purchase commitments:

The Managed Income Fund, Intermediate-Term Managed Income Fund and Short-Term Government Securities Fund may enter into “TBA” (To Be Announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve risk of loss if the value of the security to be purchased declines prior to settlement date. The Funds must maintain liquid securities having a value not less than the purchase price (including accrued interest) for such purchase commitments. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under “Portfolio Valuation” above.

(f) Mortgage dollar rolls:

The Funds may enter into mortgage dollar rolls (principally in securities referred to as TBA, (see note 1(e)) in which the Funds sell mortgage securities for delivery in the current month and simultaneously contract to repurchase similar, but not identical, securities at an agreed upon price on a fixed date. The Funds account for such dollar rolls as repurchases and sales and receive compensation in consideration for entering into the commitment to repurchase. The Funds must maintain liquid securities having a value not less that the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Funds are required to repurchase may decline below the agreed upon repurchase price of those securities.

(g) Distributions to shareholders:

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

(h) Expense allocation:

Expenses directly attributable to a Fund are charged to that Fund. Other expenses are allocated to the respective Fund based on average daily net assets. Expenses attributable to a specific class of shares, such as shareholder servicing fees, are charged directly to that class.

2.    Investment Advisory Fee, Administration Fee, Shareholder Servicing Fees and Related Party Transactions:

United States Trust Company of New York (“U.S. Trust NY”) and U.S. Trust Company, N.A. (together, the “Adviser” or “U.S. Trust”), acting through their respective registered investment advisory divisions, U.S. Trust NY Asset Management Division and U.S. Trust Company, N.A. Asset Management

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Division, serve as the investment adviser to the Funds. For the services provided pursuant to the Investment Advisory Agreements, the Adviser receives a fee, computed daily and paid monthly, as follows:

Managed Income Fund	0.75%
Intermediate-Term Managed Income Fund	0.35%
Short-Term Government Securities Fund	0.30%
High Yield Fund	0.80%
Long-Term Tax-Exempt Fund	0.50%
Intermediate-Term Tax-Exempt Fund	0.35%
Short-Term Tax-Exempt Securities Fund	0.30%
New York Intermediate-Term Tax-Exempt Fund	0.50%
California Tax-Exempt Income Fund	0.50%

U.S. Trust NY is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company, N.A. is a national bank organized under the laws of the United States. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company. U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation (“Schwab”).

U.S. Trust Company, N.A., and BISYS Fund Services Ohio, Inc. (collectively, the “Administrators”) provide administrative services to the Funds. For the services provided to the Funds, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Fund, Excelsior Tax-Exempt Fund and the Trust (excluding the international equity portfolios of Excelsior Fund and the Trust), all of which are affiliated investment companies, as follows: 0.200% of the first $200 million, 0.175% of the next $200 million and 0.150% over $400 million. The Administrators are entitled jointly to annual fees, computed daily and paid monthly, at the annual rate of 0.20% of the average daily net assets of the International Equity Fund, International Fund, Pacific/Asia Fund and Emerging Markets Fund. Administration fees payable by each Fund of the three investment companies are determined in proportion to the relative average daily net assets of the respective Funds for the period paid. For the five month period ended August 31, 2004, U.S. Trust Company, N.A. voluntarily agreed to waive a portion of its administration fee in an amount equal to an annual rate of 0.04% of the average daily net assets of each Fund. For the year ended March 31, 2005, administration fees charged by U.S. Trust Company, N.A. were as follows:

	Administration Fees	Waiver Administration Fees	Net Administration Fees
Managed Income Fund	$399,281	$(43,265)	$356,016
Intermediate-Term Managed Income Fund	597,889	(65,368)	532,521
Short-Term Government Securities Fund	665,654	(75,529)	590,125
High Yield Fund	280,116	(29,194)	250,922
Long-Term Tax-Exempt Fund	99,562	(11,284)	88,278
Intermediate-Term Tax-Exempt Fund	546,216	(61,864)	484,352
Short-Term Tax-Exempt Securities Fund	426,960	(51,897)	375,063
New York Intermediate-Term Tax-Exempt Fund	233,154	(27,280)	205,874
California Tax-Exempt Income Fund	96,272	(28,478)	67,794

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From time to time, in its sole discretion, U.S. Trust may undertake to waive a portion or all of the fees payable to it and may also reimburse the Funds for a portion of other expenses. For the year ended March 31, 2005, U.S. Trust has contractually agreed to waive investment advisory fees and to reimburse other ordinary operating expenses to the extent necessary to keep total operating expenses from exceeding the following annual percentages of each Fund’s average daily net assets:

Managed Income Fund — Shares	0.90%
Intermediate-Term Managed Income Fund — Shares	0.65%
Short-Term Government Securities Fund — Shares	0.60%
High Yield Fund — Shares	1.05%
Long-Term Tax-Exempt Fund — Shares	0.80%
Intermediate-Term Tax-Exempt Fund — Shares	0.65%
Short-Term Tax-Exempt Securities Fund — Shares	0.60%
New York Intermediate-Term Tax-Exempt Fund — Shares	0.80%
California Tax-Exempt Income Fund — Shares	0.50%
High Yield Fund — Institutional Shares	0.80%
Managed Income Fund — Retirement Shares	1.40%

For the year ended March 31, 2005, pursuant to the above, investment advisory fees waived by U.S. Trust were as follows:

Managed Income Fund	$(912,503)
Intermediate-Term Managed Income Fund	(752,670)
Short-Term Government Securities Fund	(703,376)
High Yield Fund	(451,580)
Long-Term Tax-Exempt Fund	(145,612)
Intermediate-Term Tax-Exempt Fund	(501,508)
Short-Term Tax-Exempt Securities Fund	(371,474)
New York Intermediate-Term Tax-Exempt Fund	(228,828)
California Tax-Exempt Income Fund	(309,048)

The Funds have entered into shareholder servicing agreements with various service organizations, which include Charles Schwab & Co. Inc. (“CS & Co.”) and U.S. Trust. Services included in the servicing agreements are assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements. Shareholder servicing fees are incurred on a Fund or class level (where applicable). In consideration for these services, each service organization receives a fee, computed daily and paid monthly, at an annual rate up to 0.25% of the average daily net assets of the Funds’ shares held by each service organizations’ customers. The Adviser, out of its own resources, may additionally compensate certain organizations for providing these services.

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For the year ended March 31, 2005, shareholder servicing fees paid to CS & Co. and U.S. Trust were as follows:

Managed Income Fund	$565,074
Intermediate-Term Managed Income Fund	948,257
Short-Term Government Securities Fund	997,890
High Yield Fund	361,159
Long-Term Tax-Exempt Fund	147,258
Intermediate-Term Tax-Exempt Fund	863,787
Short-Term Tax-Exempt Securities Fund	691,681
New York Intermediate-Term Tax-Exempt Fund	372,282
California Tax-Exempt Income Fund	154,220

Effective January 1, 2005, BISYS Fund Services Limited Partnership became the Distributor for the Funds. Prior to January 1, 2005, Edgewood Services, Inc. (a wholly-owned subsidiary of Federated Investors, Inc.), served as the Distributor of the Funds. Shares of each Fund are sold without a sales charge on a continuous basis by the Distributor.

Certain Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, under which they may compensate the Distributor monthly for its services that are intended to result in the sale of Fund Shares (in the case of High Yield Fund) or Retirement Shares (in the case of Managed Income Fund), in an amount not to exceed the annual rate of 0.25% or 0.50%, respectively, of the average daily net asset value of such Fund’s Shares or Retirement Shares. There were no fees charged for the year ended March 31, 2005.

Effective July 31, 2004, each Independent Director/Trustee of the Funds receives a total annual fee of $100,000 paid by the Funds and other affiliated investment companies managed by the Adviser. The Chairman of the Board receives an additional $30,000, the Chairman of the Audit Committee receives an additional $15,000, and the Chairman of the Nominating Committee receives an additional $5,000 for serving in those capacities. Prior to July 31, 2004, each Independent Director of Excelsior Fund received an annual fee of $15,000, plus a meeting fee of $2,500 for each meeting attended. The Chairman received an additional annual fee of $7,500. Independent Trustees of the Trust received an annual fee of $6,000, plus a meeting fee of $1,000 for each meeting attended. The Chairman of the Board received an additional annual fee of $5,000. Each member of the Nominating Committee received a meeting fee of $3,000 for each meeting attended. In addition, Directors and Trustees are reimbursed by Excelsior Fund, Excelsior Tax-Exempt Fund and the Trust, respectively, for reasonable expenses incurred when acting in their capacity as Directors and Trustees.

The Funds’ Board of Directors/Trustees selected Deloitte & Touche LLP in November of 2004 to be their registered public accounting firm and to re-audit the Funds’ March 31, 2004 financial statements. All expenses in connection with the re-audit, including costs of audit, legal services, and printing and mailing of the financial statements, were paid by the Adviser. Such expenses are reflected in the Statements of Operations as “re-audit expenses” and the corresponding expense waiver “re-audit expenses paid by Investment Adviser.”

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3.    Purchases, Sales and Maturities of Securities:

For the year ended March 31, 2005, purchases, sales and maturities of securities, excluding short-term investments, for the Funds aggregated:

	Purchases	Sales and Maturities
Managed Income Fund
U.S. Government	$123,990,498	$142,161,091
Other	80,751,542	98,954,519
Intermediate-Term Managed Income Fund
U.S. Government	101,670,729	70,269,505
Other	131,372,681	150,704,103
Short-Term Government Securities Fund
U.S. Government	332,687,164	350,063,590
Other	113,237,475	135,051,623
High Yield Fund	118,879,720	119,981,184
Long-Term Tax-Exempt Fund	39,129,720	40,660,515
Intermediate-Term Tax-Exempt Fund	—	11,026,950
Short-Term Tax-Exempt Securities Fund	16,124,850	69,388,305
New York Intermediate-Term Tax-Exempt Fund	17,942,400	43,735,160
California Tax-Exempt Income Fund	6,222,667	6,249,111

4.    Federal Taxes:

It is the policy of Excelsior Fund, Excelsior Tax-Exempt Fund and the Trust that each Fund qualify or continue to qualify as a regulated investment company, by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders.

In order to avoid a federal excise tax, each Fund is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective twelve-month periods ending October 31 and December 31 each year.

Net realized gains of the Funds derived in certain countries are subject to certain foreign taxation.

Dividends and distributions are determined in accordance with federal income tax regulations and may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for deferral of losses on wash sales and net capital losses incurred after October 31 and within the taxable year (“Post-October losses”). To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that these differences arise. Accordingly, the following reclassifications have been made to/from the following accounts:

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	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In Capital
Managed Income Fund	$177,719	$(1,724,997)	$1,547,278
Intermediate-Term Managed Income Fund	395,219	(395,219)	—
Short-Term Government Securities Fund	2,336,031	(2,336,033)	2
High Yield Fund	(271,400)	271,398	2
Long-Term Tax-Exempt Fund	—	(4)	4
Intermediate-Term Tax-Exempt Fund	(1)	1	—
Short-Term Tax-Exempt Securities Fund	(2,425)	2,423	2
New York Intermediate-Term Tax-Exempt Fund	(31)	(2)	33
California Tax-Exempt Income Fund	1	—	(1)

The tax character of dividends and distributions declared during the years ended March 31, 2005 and March 31, 2004 were as follows:

	Ordinary Income	Tax-Exempt Income	Long-Term Capital Gain	Return of Capital	Total
Managed Income Fund
2005	$11,633,310	—	$1,031,057	—	$12,664,367
2004	12,669,037	—	2,777,932	—	15,446,969
Intermediate-Term Managed Income Fund
2005	14,305,244	—	572,247	—	14,877,491
2004	15,706,998	—	4,116,483	—	19,823,481
Short-Term Government Securities Fund
2005	13,966,986	—	—	—	13,966,986
2004	15,034,872	—	—	—	15,034,872
High Yield Fund
2005	11,801,334	—	—	—	11,801,334
2004	10,866,812	—	—	$3,160,658	14,027,470
Long-Term Tax-Exempt Fund
2005	—	$1,833,293	—	—	1,833,293
2004	—	2,199,868	—	—	2,199,868
Intermediate-Term Tax-Exempt Fund
2005	256,062	9,828,278	1,294,216	—	11,378,556
2004	1,128,243	10,386,027	12,402,638	—	23,916,908
Short-Term Tax-Exempt Securities Fund
2005	24,949	3,424,866	22,878	—	3,472,693
2004	—	3,456,342	—	—	3,456,342
New York Intermediate-Term Tax-Exempt Fund
2005	—	3,894,510	1,466,615	—	5,361,125
2004	303,039	4,386,298	5,482,307	—	10,171,644
California Tax-Exempt Income Fund
2005	—	2,063,597	—	—	2,063,597
2004	—	2,026,301	—	—	2,026,301

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As of March 31, 2005, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gains	Distributions Payable	Accumulated Capital and Other Losses	Post October Losses	Unrealized Appreciation/ (Depreciation)	Total
Managed Income Fund	$1,159,172	—	$1,192,486	$(428,319)	—	—	$2,643,523	$4,566,862
Intermediate-Term Managed Income Fund	1,248,355	—	1,063,363	(1,139,984)	—	—	(1,823,669)	(651,935)
Short-Term Government Securities Fund	921,110	—	—	(885,694)	$(9,073,286)	$1,665,767	(5,788,674)	(13,160,777)
High Yield Fund	281,497	—	—	(753,861)	(61,203,778)	—	(1,204,936)	(62,881,078)
Long-Term Tax-Exempt Fund	—	$120,242	—	(120,118)	(262,322)	—	862,423	600,225
Intermediate-Term Tax-Exempt Fund	—	757,211	367,896	(752,786)	—	—	6,080,555	6,452,876
Short-Term Tax-Exempt Securities Fund	—	273,390	—	(268,064)	(491,548)	102,160	(2,004,976)	(2,389,038)
New York Intermediate-Term Tax-Exempt Fund	—	246,192	1,825,238	(243,432)	—	—	(308,940)	1,519,058
California Tax-Exempt Income Fund	—	129,231	—	(128,065)	(975)	—	941,210	941,401

Post-October losses are deemed to arise on the first business day of a Fund’s next taxable year.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. To the extent that such carryforwards are utilized, capital gains distributions will be reduced. At March 31, 2005, the following Funds had capital loss carryforwards available to offset future net capital gains through the indicated expiration dates:

	Expires
	2009	2010	2011	2012	2013	Total
Short-Term Government Securities Fund	—	—	—	$1,481,228	$4,260,524	$5,741,752
High Yield Fund	—	$2,181,571	$17,456,849	40,103,941	1,461,417	61,203,778
Long-Term Tax-Exempt Fund	$262,322	—	—	—	—	262,322
Short-Term Tax-Exempt Securities Fund	—	—	—	—	287,228	287,228
California Tax-Exempt Income Fund	—	—	—	664	311	975

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At March 31, 2005, aggregate gross unrealized appreciation for all securities and call options written for which there was an excess of value over estimated tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of estimated tax cost over value is as follows:

	Federal Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Managed Income Fund	$209,787,935	$3,669,100	$(1,025,577)	$2,643,523
Intermediate-Term Managed Income Fund	410,424,653	3,162,101	(4,985,770)	(1,823,669)
Short-Term Government Securities Fund	410,985,834	209,593	(5,998,267)	(5,788,674)
High Yield Fund	167,190,147	4,286,188	(5,491,124)	(1,204,936)
Long-Term Tax-Exempt Fund	60,218,286	963,983	(101,560)	862,423
Intermediate-Term Tax-Exempt Fund	340,455,193	7,740,577	(1,660,022)	6,080,555
Short-Term Tax-Exempt Securities Fund	234,140,389	647	(2,005,623)	(2,004,976)
New York Intermediate-Term Tax-Exempt Fund	137,286,096	950,875	(1,259,815)	(308,940)
California Tax-Exempt Income Fund	62,314,841	1,174,698	(233,488)	941,210

5.    Capital Transactions:

Excelsior Fund has authorized capital of 35 billion shares of Common Stock, 29.3756 billion of which is currently classified to represent interests in certain classes of shares. Authorized capital currently offered for each Fund is as follows: 750 million shares of the Managed Income Fund; 1.5 billion shares of the Intermediate-Term Managed Income Fund; and 1 billion shares of the Short-Term Government Securities Fund. Each share has a par value of $0.001 and represents an equal proportionate interest in the particular Fund with other shares of the same Fund, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Fund as are declared at the discretion of Excelsior Fund’s Board of Directors.

Excelsior Tax-Exempt Fund has authorized capital of 24 billion shares of Common Stock, 15 billion of which is currently classified to represent interests in certain classes of shares. Authorized capital currently offered for each Fund is as follows: 1.5 billion shares each of Long-Term Tax-Exempt Fund, Intermediate-Term Tax-Exempt Fund, Short-Term Tax-Exempt Securities Fund, New York Intermediate-Term Tax-Exempt Fund and California Tax-Exempt Income Fund. Each share has a par value of $0.001 and represents an equal proportionate interest in the particular Fund with other shares of the same Fund, and is entitled to such dividends and distributions of taxable and tax-exempt earnings on the assets belonging to such Fund as are declared at the discretion of Excelsior Tax-Exempt Fund’s Board of Directors.

The Trust has authorized an unlimited number of shares of beneficial interest of each class of each Fund. Each share has a par value of $0.00001 and represents an equal proportionate interest in the particular Fund with other shares of the same Fund, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Fund as are declared at the discretion of the Trust’s Board of Trustees.

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	Managed Income Fund
	Year Ended 3/31/05		Year Ended 3/31/04
	Shares	Amount	Shares	Amount
Sold
Shares	7,544,152	$69,875,602	6,431,529	$60,736,685
Retirement Shares	126	1,050	—	—
Issued as reinvestment of dividends
Shares	331,579	3,062,096	447,581	4,191,949
Retirement Shares	—	4	—	—
Redeemed
Shares	(4,431,412)	(40,768,322)	(9,433,164)	(88,509,497)
Redemption in-kind	(8,833,002)	(81,528,608)

Net Increase (Decrease)	(5,388,557)	$(49,358,178)	(2,554,054)	$(23,580,863)

	Intermediate-Term Managed Income Fund
	Year Ended 3/31/05		Year Ended 3/31/04
	Shares	Amount	Shares	Amount
Sold:	15,055,086	$109,213,526	17,987,899	$133,005,733
Contribution in-kind	1,044,029	7,590,091
Issued as reinvestment of dividends:	158,208	1,145,388	161,101	1,185,497
Redeemed:	(14,791,878)	(107,161,886)	(17,028,047)	(125,933,806)

Change in net assets	1,465,445	$10,787,119	1,120,953	$8,257,424

	Short-Term Government Securities Fund
	Year Ended 03/31/05		Year Ended 03/31/04
	Shares	Amount	Shares	Amount
Sold	28,457,660	$201,824,477	52,359,121	$379,822,103
Issued as reinvestment of dividends	289,189	2,044,988	222,097	1,603,649
Redeemed	(36,290,718)	(257,075,591)	(55,936,678)	(405,102,072)

Change in net assets	(7,543,869)	$(53,206,126)	(3,355,460)	$(23,676,320)

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	High Yield Fund
	Year Ended 03/31/05		Year Ended 03/31/04
	Shares	Amount	Shares	Amount
Sold:
Shares	21,515,855	$101,230,357	32,989,833	$146,064,602
Institutional Shares	1,316,771	6,247,385	1,199,226	5,249,685
Issued as reinvestment of dividends:
Shares	414,836	1,961,707	367,138	1,637,682
Institutional Shares	8,493	40,222	6,757	29,643
Redeemed:
Shares	(20,658,816)	(97,478,269)	(34,133,033)	(152,384,928)
Institutional Shares	(3,282,976)	(15,687,133)	(5,737,764)	(25,636,287)

Change in net assets	(685,837)	$(3,685,731)	(5,307,843)	$(25,039,603)

	Long-Term Tax-Exempt Fund
	Year Ended 03/31/05		Year Ended 03/31/04
	Shares	Amount	Shares	Amount
Sold	1,003,168	$9,987,153	1,973,824	$19,719,700
Issued as reinvestment of dividends	31,144	312,137	33,235	330,955
Redeemed	(2,011,361)	(20,002,931)	(4,333,803)	(43,227,377)

Change in net assets	(977,049)	$(9,703,641)	(2,326,744)	$(23,176,722)

	Intermediate-Term Tax-Exempt Fund
	Year Ended 03/31/05		Year Ended 03/31/04
	Shares	Amount	Shares	Amount
Sold	7,418,489	$70,630,402	10,553,521	$104,290,828
Issued as reinvestment of dividends	107,050	1,019,228	183,521	1,779,145
Redeemed	(10,361,672)	(98,554,729)	(11,939,158)	(118,008,037)

Change in net assets	(2,836,133)	$(26,905,099)	(1,202,116)	$(11,938,064)

	Short-Term Tax-Exempt Securities Fund
	Year Ended 03/31/05		Year Ended 03/31/04
	Shares	Amount	Shares	Amount
Sold	13,545,164	$97,050,761	29,901,468	$215,547,037
Issued as reinvestment of dividends	23,592	168,982	17,156	123,645
Redeemed	(29,996,244)	(214,883,252)	(20,414,339)	(147,073,098)

Change in net assets	(16,427,488)	$(117,663,509)	9,504,285	$68,597,584

71

	New York Intermediate-Term Tax-Exempt Fund
	Year Ended 03/31/05		Year Ended 03/31/04
	Shares	Amount	Shares	Amount
Sold	2,053,754	$18,150,200	4,175,816	$38,017,393
Issued as reinvestment of dividends	67,207	593,357	120,743	1,083,430
Redeemed	(6,111,053)	(53,845,642)	(4,975,150)	(45,321,700)

Change in net assets	(3,990,092)	$(35,102,085)	(678,591)	$(6,220,877)

	California Tax-Exempt Income Fund
	Year Ended 03/31/05		Year Ended 03/31/04
	Shares	Amount	Shares	Amount
Sold	3,278,532	$24,146,853	2,479,328	$18,593,918
Issued as reinvestment of dividends	42,748	314,174	17,600	131,929
Redeemed	(3,595,284)	(26,429,967)	(2,405,845)	(18,013,017)

Change in net assets	(274,004)	$(1,968,940)	91,083	$712,830

6.    Line of Credit:

During the year ended March 31, 2005, the Funds and other affiliated funds participated in a $50 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. A commitment fee, equal to an annual rate of 0.15% of the average daily unused portion of the line of credit, is allocated among the participating Funds at the end of each quarter, and is included in miscellaneous expenses on the statements of operations. For the year ended March 31, 2005, the Funds had no borrowings under the agreement. Effective March 9, 2005, the unsecured line of credit was terminated.

7.    Guarantees:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

8.    Legal Proceedings:

The Adviser and Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (the “Companies”) were contacted in September, 2003 by the Office of the New York State Attorney General (the “NYAG”), and the Adviser was contacted by the Securities and Exchange Commission (the “SEC”) in connection with their investigations of practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares (the “Investigations”). The Adviser and the Companies have cooperated with respect to these Investigations. As disclosed previously by the Adviser and its affiliates, with respect to the Adviser, these investigations have focused on circumstances in which a small number of parties were permitted to engage in short-term trading of certain Excelsior Funds. The short-term trading activities permitted under these arrangements have been terminated and the Adviser has strengthened its policies and procedures to deter frequent trading in the Companies.

72

Five class actions filed against the Companies and two derivative actions purportedly brought on behalf of each of the Companies and each of the funds have been transferred to the United District Court for the District of Maryland for coordinated or consolidated pre-trial proceedings in a matter styled In Re Mutual Funds Investment Litigation, MDL Docket No. 1586. Lead plaintiffs were appointed and additional defendants were added (generally consisting of current and former directors and officers of the Companies). The five class actions were then consolidated and a single amended complaint was filed on or about September 29, 2004. Plaintiffs in the consolidated class action are seeking unspecified monetary damages from claimed injuries arising from allegedly illegal and improper mutual fund trading practices, as well as disgorgement of investment advisory fees, rescission and restitution of unspecified funds. The two derivative actions were also consolidated into a new amended complaint, also filed on or about September 29, 2004. Plaintiffs in the consolidated derivative action are seeking, on behalf of the Companies, unspecified monetary damages for similar claimed injuries, as well as removal of Excelsior Fund directors, removal of U.S. Trust as advisor to the Excelsior Funds, rescission of its investment advisory contracts and disgorgement of management fees and compensation relating to the Excelsior Funds.

The defendants in the consolidated actions have moved to dismiss such actions, and the Maryland court is scheduled to hear oral argument on the motions to dismiss on June 16-17, 2005. The defendants will not be required to answer the complaints until such motions have been decided, and discovery in the actions is currently stayed.

While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information, the Adviser believes that the likelihood is remote that the pending private lawsuits and Investigations will have a material adverse financial impact on the Companies, and further believes that the pending Investigations and private lawsuits are not likely to materially affect the Adviser’s ability to provide investment management services to the Companies.

73

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors/Trustees and Shareholders of

Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax-Exempt Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Managed Income Fund, Intermediate-Term Managed Income Fund, Short-Term Government Securities Fund, High Yield Fund, Long-Term Tax-Exempt Fund, Intermediate-Term Tax-Exempt Fund, Short Term Tax-Exempt Securities Fund, New York Intermediate-Term Tax-Exempt Fund, and California Tax-Exempt Income Fund (three of the portfolios constituting the Excelsior Funds, Inc., one of the portfolios constituting the Excelsior Funds Trust, and five of the portfolios constituting the Excelsior Tax-Exempt Funds, Inc.) (collectively, the “Funds”) as of March 31, 2005, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights (Shares) for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three year period ended March 31, 2003 were audited by other auditors whose reports dated May 16, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Managed Income Fund, Intermediate-Term Managed Income Fund, Short-Term Government Securities Fund, High Yield Fund, Long-Term Tax-Exempt Fund, Intermediate-Term Tax-Exempt Fund, Short Term Tax-Exempt Securities Fund, New York Intermediate-Term Tax-Exempt Fund, and California Tax-Exempt Income Fund as of March 31, 2005, the results of their operations, and the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

May 27, 2005

74

Directors/Trustees and Officers of the Excelsior Funds Complex (Unaudited)

Information pertaining to the Directors/Trustees and Officers of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust (each a “Company” and collectively, the “Excelsior Funds Complex”) is set forth below. Directors/Trustees who are not deemed to be “interested persons” of the Excelsior Funds Complex as defined in the 1940 Act are referred to as “Independent Board Members.” Directors/Trustees who are deemed to be “interested persons” of the Excelsior Funds Complex are referred to as “Interested Board Members”. The following information is as of May 20, 2005.

Name and Address(1) Age Time Served with the Excelsior Funds Complex	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director/ Trustee(3)	Other Directorships Held by Director/Trustee(4)
DIRECTORS/TRUSTEES(2) INDEPENDENT BOARD MEMBERS
Frederick S. Wonham Age: 74 Since 1997	Retired. Chairman of the Boards and Director (since 1997) and President and Treasurer (from 1995 to February 2002) of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc.; Chairman of the Board and Trustee (since 1997) and President and Treasurer (from 1995 to February 2002) of Excelsior Funds Trust.	29	None.

Rodman L. Drake Age: 62 Since 1994	Director of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 1996); Trustee of Excelsior Funds Trust (since 1994); Director, Crystal River Capital Inc. (a private REIT) (since March 2005); Director, Parson Brinkerhoff, Inc. (engineering firm) (since 1995); Co-Founder of Baringo Capital LLC (since 2002); President, Continuation Investments Group, Inc. (from 1997 to 2001).	29	Director and Chairman, Hyperion Total Return Fund, Inc., Hyperion Strategic Mortgage Fund Inc., and Hyperion 2005 Term Trust Inc. (since 1991); Director, Jackson Hewitt Inc. (since June 2004).

Morrill Melton (“Mel”) Hall, Jr. Age: 60 Since 2000	Director of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 2000); Trustee of Excelsior Funds Trust (since 2000); Chairman and Chief Executive Officer, Comprehensive Health Services, Inc. (health care management and administration) (since 1991).	29	None.

Roger M. Lynch Age: 64 Since 2001	Retired. Director of Excelsior Funds, Inc. and Excelsior Tax- Exempt Funds, Inc. and Trustee of Excelsior Funds Trust (since 2001); Director, SLD Commodities, Inc. (importer of nuts) (since 1991); President, Corporate Asset Funding Co., Inc. (asset securitization) (from 1987 to 1999); Limited Partner (from 1986 to 1999), Goldman Sachs & Co.	29	None.

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Name and Address(1) Age Time Served with the Excelsior Funds Complex	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director/ Trustee(3)	Other Directorships Held by Director/Trustee(4)
Jonathan Piel Age: 66 Since 1994	Retired. Director, Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 1996); Trustee, Excelsior Funds Trust (since 1994).	29	None.

John. D. Collins Age: 66 Since 2005	Retired. Director, Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 2005); Trustee, Excelsior Funds Trust (since 2005). Consultant, KPMG, LLP (from July 1999 to June 2000); Partner, KPMG, LLP (from March 1962 to June 1999).	29	Director, CCC Information Services Inc. (software to automate process of settling automobile claims)(since September 2004); Director, Mrs. Fields’ Companies, Inc. (consumer products)(since December 2004).
INTERESTED BOARD MEMBER(5)
James L. Bailey 114 West 47th Street New York, NY 10036 Age: 59 Since 2004	Chief Operating Officer of U.S. Trust Corporation (since December 2004) and Executive Vice President of U.S. Trust Corporation and United States Trust Company of New York (since 2003); President, Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (from 2003 to July 2004); Consultant in the financial services industry (from August 2000 to January 2003); Executive Vice President of Citicorp (from 1992 to August 2000).	29	None.
OFFICERS
Mary Martinez 114 West 47th Street New York, NY 10036 Age: 45 President Since July 2004	Managing Director of United States Trust Company of New York (since 2003) and Chief Executive Officer of National Private Banking (since October 2004); Managing Director and Director of Relationship Management Service, Marketing, Information and Technology at Bessemer Trust (from 1998 to 2003).	N/A	N/A

Joseph Trainor, CFA 114 West 47th Street New York, NY 10036 Age: 44 Vice President Since February 2004	Managing Director of United States Trust Company of New York and President, U.S. Trust Institutional (since 2003); President of MFS Institutional Advisors (from 1998 to 2002).	N/A	N/A

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Name and Address(1) Age Time Served with the Excelsior Funds Complex	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director/ Trustee(3)	Other Directorships Held by Director/Trustee(4)
Agnes Mullady 225 High Ridge Road Stamford, CT 06905 Age: 46 Treasurer/Chief Financial and Chief Accounting Officer Since February 2004	Senior Vice President, U.S. Trust Company, N.A. (since 2004); Chief Financial Officer, AMIC Distribution Partners (from 2002 to 2004); Controller Reserve Management Corporation, Reserve Management Company, Inc. and Reserve Partners, Inc. (from 2000 to 2002); Vice President and Treasurer, Northstar Funds; Senior Vice President and Chief Financial Officer, Northstar Investment Management Corp.; President and Treasurer, Northstar Administrators Corp.; and Vice President and Treasurer, Northstar Distributors, Inc. (from 1993 to 2000).	N/A	N/A

Scott Rhodes 225 High Ridge Road Stamford, CT 06905 Age: 46 Vice President and Assistant Treasurer Since November 2004	Vice President, U.S. Trust Company, N.A. (since August 2004); Vice President, BlackRock Financial Management, Inc. (2004); Controller, Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer, American Skandia Trust and American Skandia Advisor Funds, Inc. (from 1996 to 2003).	N/A	N/A

Alexandra Poe 114 West 47th Street New York, NY 10036 Age: 44 Secretary and Chief Legal Officer Since May 2004	Senior Vice President and Assistant General Counsel, United States Trust Company of New York (since May 2004); Chief Legal Officer for Managed Accounts and Alternative Investment Strategies, Prudential Investments (from 2001 to 2004); Senior Vice President and General Counsel, US Investment Management and Global Hedge Funds and President of the Schroder Mutual Funds, Schroders (from 1996 to 2001).	N/A	N/A

Sharon M. Davison 114 West 47th Street New York, NY 10036 Age: 50 Chief Compliance Officer Since September 2004	Senior Vice President of U.S. Trust Company of New York (since 2001); Director of Securities and Corporate Compliance (since 2001); Director of Special Investigations-New York Stock Exchange Division of Market Surveillance (from 2000 to 2001); Senior Counsel-New York Stock Exchange Division of Market Surveillance (from 1997 to 2000).	N/A	N/A

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Name and Address(1) Age Time Served with the Excelsior Funds Complex	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director/ Trustee(3)	Other Directorships Held by Director/Trustee(4)
Wyndham Clark 225 High Ridge Road Stamford, CT 06905 Age: 47 Anti-Money Laundering Officer Since May 2004	Vice President and AML Officer, U.S. Trust Company, N.A. (since 2003); Vice President and Deputy Director Risk Management, IBJ Whitehall (banking) (from 2001 to 2002); and Vice President and Chief Risk Officer, EMAC, LLC (commercial lender, asset backed security issuer) (from 1999 to 2001).	N/A	N/A

Ralph Pastore 225 High Ridge Road Stamford, CT 06905 Age: 35 Vice President Since May 2005	Vice President, U.S. Trust Company, N.A. (since 2001); Director, Mutual Fund Operations, American Skandia Investment Services, Inc. (from 1998 to 2001)	N/A	N/A

(1)	Each independent director/trustee may be contacted by writing to Excelsior Funds, 225 High Ridge Road, Stamford, CT 06905.
(2)	Each director/trustee shall hold office until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. The officers of each Company shall hold office for a one year term and until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed, or becomes disqualified in accordance with each Company’s by-laws.
(3)	The Excelsior Funds Complex consists of all registered investment companies (Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust) for which U.S. Trust serves as investment adviser. As of May 20, 2005, the Excelsior Funds Complex consisted of 29 Funds.
(4)	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.
(5)	“Interested person” of the Company is defined in the 1940 Act. Mr. Bailey is considered an “interested person” because of his affiliation with the Adviser.

For more information regarding the Directors/Trustees and Officers, please refer to the Statement of Additional Information, which is available upon request by calling 1-800-446-1012.

78

DISCLOSURE OF FUND EXPENSES (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. As a shareholder of the fund, you incur ongoing, or operating costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your fund’s costs in two ways.

•	Actual expenses. This section provides information about actual account values and actual expenses based on the Funds’ actual return for the period. This section is designed to help you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period”.

•	Hypothetical expenses. This section provides information about hypothetical account values and hypothetical expenses that would have been incurred by an investor in the Fund based on an assumed rate of return of 5% per year before expenses. This section is designed to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the year, but that the expense ratio is unchanged. In this case, because the return used is not the fund’s actual return, the results cannot be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

79

DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only, which are described in the Prospectus. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 09/30/04	Ending Account Value 03/31/05	Annualized Expense Ratios*	Expenses Paid During Period**
Actual Fund Return
Managed Income Fund — Shares	$1,000.00	$1,005.80	0.90%	$4.50
Intermediate-Term Managed Income Fund — Shares	1,000.00	1,000.20	0.60	2.99
Short-Term Government Securities Fund — Shares	1,000.00	1,001.00	0.60	2.99
High Yield Fund — Shares	1,000.00	1,020.70	1.04	5.24
Long-Term Tax-Exempt Fund — Shares	1,000.00	1,012.30	0.80	4.01
Intermediate-Term Tax-Exempt Fund — Shares	1,000.00	995.00	0.65	3.23
Short-Term Tax-Exempt Securities Fund — Shares	1,000.00	998.60	0.60	2.99
New York Intermediate-Term Tax-Exempt Fund — Shares	1,000.00	995.10	0.80	3.98
California Tax-Exempt Income Fund — Shares	1,000.00	998.20	0.50	2.49

Hypothetical 5% Return
Managed Income Fund — Shares	1,000.00	1,020.44	0.90	4.53
Intermediate-Term Managed Income Fund — Shares	1,000.00	1,021.94	0.60	3.02
Short-Term Government Securities Fund — Shares	1,000.00	1,021.94	0.60	3.02
High Yield Fund — Shares	1,000.00	1,019.75	1.04	5.24
Long-Term Tax-Exempt Fund — Shares	1,000.00	1,020.94	0.80	4.03
Intermediate-Term Tax-Exempt Fund — Shares	1,000.00	1,021.69	0.65	3.28
Short-Term Tax-Exempt Securities Fund — Shares	1,000.00	1,021.94	0.60	3.02
New York Intermediate-Term Tax-Exempt Fund — Shares	1,000.00	1,020.94	0.80	4.03
California Tax-Exempt Income Fund — Shares	1,000.00	1,022.44	0.50	2.52

*	Annualized expense ratios of certain funds are after fee waivers and expense reimbursements by the investment adviser. Absent such waivers and reimbursements, expenses paid during the period would have been greater.
**	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182) then divided by 365.

80

AR-FIXEDINC-0305/43797

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit 12 (a)(1).

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial experts are Frederick S. Wonham and Rodman L. Drake, who are “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

For the fiscal years ended March 31, 2005 and March 31, 2004, the aggregate fees billed by Deloitte & Touche LLP for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year for the Registrant are shown in the table below.

	2005
	All fees and services to the Registrant that were pre-approved	All fees and services to services Affiliates that were pre-approved
(a) Audit Fees (1)	$127,313	N/A
(b) Audit-Related Fees (2)	$ 5,479	$0
(c) Tax Fees (3)	$ 56,500	$0
(d) All Other Fees (4)	$ 0	$0

	2004
	All fees and services to the Registrant that were pre-approved	All fees and services to services Affiliates that were pre-approved
(a) Audit Fees (1)	$88,649	N/A
(b) Audit-Related Fees (2)	$ 0	$0
(c) Tax Fees (3)	$ 0	$0
(d) All Other Fees (4)	$ 0	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	For the fiscal year ended March 31, 2005, there were audit related fees of $5,479 for assurance and related services by Deloitte & Touche. Such assurance services included a review of the accounting conversion on December 13, 2004 for the Registrant. For the fiscal year ended March 31, 2004, there were no fees for assurance and related services by Deloitte & Touche LLP reasonably related to the performance of the audit of the Registrant’s financial statements that were not reported under (a) of this item.

(3)	For the fiscal year ended March 31, 2005, the aggregate tax fees billed for professional services rendered by Deloitte & Touche LLP for tax compliance, tax advice, and tax planning were $56,500. Such tax services included the review of income and excise tax returns for the Registrant. For the fiscal year ended March 31, 2004 there were no tax fees billed for professional services rendered by Deloitte & Touche LLP for tax compliance, tax advice, and tax planning.

(4)	For the fiscal years ended March 31, 2005 and March 31, 2004, there were no fees billed for professional services rendered by Deloitte & Touche LLP to the Registrant, other than the services reported in (a) through (c) of this Item.

(e) (1) The audit committee has adopted policies and procedures that require pre-approval of audit and non-audit services for the Funds and certain other services provided to the Fund’s affiliates in accordance with Rule 2-01 (c) (7) of Regulation S-X. The pre-approval requirement for non-audit services for the Funds, the Funds’ investment adviser and the adviser’s control affiliates may be waived if: (i) the aggregate amount of all services provided constitutes not more than 5% of the total amount of revenues paid to the Funds’ independent accountant by the Funds and the Funds’ investment adviser and its control affiliates that provide ongoing services to the Funds during the fiscal year in which the services are provided that would have to be pre-approved by the Funds’ Audit Committee; (ii) such services were not recognized at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by its designated Audit Committee member (s).

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2005	2004
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f) Not applicable.

(g) For the fiscal years ended March 31, 2005 and March 31, 2004, the aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Registrant and the Advisers and any entity controlling, controlled by, or under common control with the Advisers that provided ongoing services to the Registrant were $1,248,972 and $1,072,000, respectively.

(h) The Registrant’s Audit Committee has considered whether its principal accountant’s provision of non-audit services that were rendered to the Registrant’s investment adviser, and any control persons of the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to paragraph (c) (7) (ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Complete schedule of investments is included in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors after Registrant last provided disclosure in response to the requirement of Item 7(d) (2) (ii) (G) of Schedule 14A, or this Item 10.

Item 11.	Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Business Conduct and Ethics for principle executive and senior financial officers, attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2 (a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2 (b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Excelsior Funds Trust

By (Signature and Title)*	/s/ Mary Martinez
Mary Martinez President

Date 06/09/05

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mary Martinez
Mary Martinez President

Date 06/09/05

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady Treasurer, Chief Financial Officer and Chief Accounting Officer

Date 06/09/05

*	Print the name and title of each signing officer under his or her signature.